SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant                              [X]
Filed  by  a  Party  other  than  the  Registrant          [      ]

Check  the  appropriate  box:
[]  Preliminary  Proxy  Statement
[]  Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[      ]  Definitive  Additional  Materials
[      ]  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
240.14a-12

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                (Name of Registrant as Specified In Its Charter)


                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (check  the  appropriate  box):
[      ]          No  fee  required.
[       ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.
1)       Title of each class of securities to which transaction  applies: Common
Stock
2)        Aggregate number of securities to which transaction applies: 9,057,304
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $0.44 cash per share per Agreement and Plan of Merger.
4)          Proposed  maximum  aggregate  value  of  transaction:  $3,985,214
5)          Total  fee  paid:  $797
[X]          Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)          Amount  Previously  Paid:
2)          Form,  Schedule  or  Registration  Statement  No.:
3)          Filing  Party:
4)          Date  Filed:

                [SCIENTIFIC SOFTWARE-INTERCOMP, INC. LETTERHEAD]

                                  July 2, 1998
Dear  Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Scientific Software-Intercomp, Inc., a Colorado corporation (the "Company"), to be held at 10:00 a.m., local time, on July 30, 1998 in the Company's executive offices at 633 17th Street, Suite 1600, Denver, Colorado.
The meeting is extremely important, since you will be asked to consider and vote upon the Agreement and Plan of Merger (the "Merger Agreement") dated June 17, 1998 between the Company and Baker Hughes Oilfield Operations, Inc., a California corporation ("BHOO") and wholly owned subsidiary of Baker Hughes Incorporated, a Delaware corporation. Pursuant to the Merger Agreement, the
Company will merge with and into a Colorado corporation and wholly owned subsidiary of BHOO to be formed prior to the closing (the "Merger"). IN THE MERGER, EACH SHARE OF THE COMPANY'S COMMON STOCK ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE CONSUMMATION OF THE MERGER WILL BE CONVERTED INTO THE RIGHT TO RECEIVE $0.44 IN CASH, WITHOUT INTEREST.
The enclosed Notice of Special Meeting, Proxy Statement and proxy card are being sent to Shareholders of the Company as of June 12, 1998, the voting record date. These materials provide a detailed description of the matters to be voted on as well as other important information, and we ask you to consider them carefully. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MERGER AGREEMENT. IN ADDITION, THE
                         ---
BOARD OF DIRECTORS HAS RECEIVED THE OPINION OF SIMMONS & COMPANY INTERNATIONAL THAT THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH THE MERGER IS FAIR, FROM A FINANCIAL POINT OF VIEW, TO SUCH HOLDERS.
APPROVAL OF THE MERGER AGREEMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF TWO-THIRDS OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK. YOUR VOTE
                                                                       ---------
IS  IMPORTANT.   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU
 -------------
TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.
Very  truly  yours,


George  Steel
President  and  Chief  Executive  Officer

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                           633 17th Street, Suite 1600
                             Denver, Colorado  80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 30, 1998

To  the  Shareholders  of  Scientific  Software-Intercomp,  Inc.:

A Special Meeting of Shareholders (the "Special Meeting") of Scientific Software-Intercomp, Inc., a Colorado corporation (the "Company"), will be held on July 30, 1998 at 10:00 a.m., local time, at the principal executive offices of the Company at 633 17th Street, Suite 1600, Denver, Colorado 80202, for the following purposes:
1. To consider and vote upon an Agreement and Plan of Merger dated June 17, 1998 (the "Merger Agreement") between the Company and Baker Hughes Oilfield Operations, Inc., a California corporation ("BHOO") and wholly owned subsidiary of Baker Hughes Incorporated, a Delaware corporation, as described in the accompanying Proxy Statement, pursuant to which the Company will merge with and into a Colorado corporation and wholly owned subsidiary of BHOO to be formed prior to the closing (the "Merger") and each share of the Company's Common Stock issued and outstanding immediately prior to the consummation of the Merger will be converted into the right to receive $0.44 in cash, without interest. The Merger is subject to customary conditions as well as the approval of the Company's shareholders.

2. To transact such other business as may properly come before the Special Meeting or any reconvened meeting after any adjournments or postponements thereof.

Approval of the Merger Agreement requires the affirmative vote of the holders of two-thirds of the outstanding shares of the Company's Common Stock. Pursuant to the Bylaws of the Company, the Board of Directors has fixed June 12, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Accordingly, only the Company's shareholders of record at the close of business on such date will be entitled to notice of and to vote at the Special Meeting or any reconvened meeting after any adjournments or postponements thereof. A list of the Company's shareholders entitled to vote at the Special Meeting will be available for inspection beginning July 2, 1998 during ordinary business hours at the principal executive offices of the Company at 633 17th Street, Suite 1600, Denver, Colorado 80202.

Shareholders of the Company who comply with the requirements of Article 113 of the Colorado Business Corporation Act are or may be entitled to assert dissenter's rights and seek a judicial determination of the fair value of their shares of stock. See "The Merger - Dissenters' Rights" in the accompanying Proxy Statement.
     Your vote is important regardless of the number of shares you own. Each shareholder, whether or not he or she plans to attend the special meeting, is requested to sign, date and return the enclosed proxy card in the enclosed postage-paid envelope without delay. Any proxy given by a shareholder may be revoked at any time before it is exercised. Any shareholder present at the special meeting may revoke his or her proxy and vote personally on each matter brought before the special meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the special meeting. Please do not send any certificates for your shares at this time.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


     George  Steel
President  and  Chief  Executive  Officer
Denver,  Colorado
July  2,  1998

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.

                                 PROXY STATEMENT

            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 1998

This Proxy Statement is being furnished to shareholders of Scientific Software-Intercomp, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from the holders of shares of the Company's common stock, no par value (the "Common Stock"), for use at a Special Meeting of Shareholders (the "Special Meeting") to be held on July 30, 1998 at 10:00 a.m., local time, at the principal executive offices of the Company at 633 17th Street, Suite 1600, Denver, Colorado 80202, and at any reconvened meeting after any adjournments or postponements thereof.
At the Special Meeting, shareholders will be asked to consider and vote upon an Agreement and Plan of Merger dated June 17, 1998 (the "Merger Agreement") between the Company and Baker Hughes Oilfield Operations, Inc., a California corporation ("BHOO") and wholly owned subsidiary of Baker Hughes Incorporated, a Delaware corporation ("Baker Hughes"), pursuant to which the Company will merge with and into a Colorado corporation and wholly owned subsidiary of BHOO to be formed prior to the closing (the "Merger") and each share of the Company's Common Stock issued and outstanding immediately prior to the consummation of the Merger will be converted into the right to receive $0.44 in cash, without interest. The Merger is subject to customary conditions as well as the approval of the Company's shareholders.
The Board of Directors knows of no additional matters that will be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares of Common Stock covered thereby in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any reconvened meeting after any adjournments or postponements thereof.
The Company anticipates that this Proxy Statement and accompanying form of proxy will be first mailed or given to shareholders of the Company on or about July 3, 1998.
NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON. ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO THE COMPANY HAS BEEN SUPPLIED BY THE COMPANY AND ALL INFORMATION CONTAINED IN THIS PROXY STATEMENT RELATING TO BAKER HUGHES OR BHOO HAS BEEN SUPPLIED BY BAKER HUGHES OR BHOO.


                                                        (continued on next page)


                The date of this Proxy Statement is July 2, 1998.

(continued  from  previous  page)
                              AVAILABLE INFORMATION

The  Company  is  subject  to  the  informational  reporting requirements of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "SEC"). Such reports and other information material may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549-1004. Copies of
such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-1004, upon payment of
prescribed  fees.    In  addition,  the  Commission  maintains  a  Website
((http://www.sec.gov)  that  contains  reports, proxy and information statements
              -------
and other information regarding registrants that file electronically with the Commission through the Electronic Data Gathering, Analysis, and Retrieval System.
ii

                                TABLE OF CONTENTS
     Page
     ----
SUMMARY          1

THE  SPECIAL  MEETING          6
     General          6
Matters  to  be  Considered  at  the  Special  Meeting          6
Voting  at  the  Special  Meeting;  Record  Date;  Required  Vote          6
Proxies          7

CERTAIN  CONSIDERATIONS  RELATING  TO  THE  MERGER          8
     Background  of  the  Merger          8
     Initial  Considerations          8
Disposition  of  Pipeline  Simulation  Business          9
Negotiations  for  the  Sale  of  the  Company          9
     Reasons  for  the  Merger;  Recommendation
     of  the  Company's  Board  of  Directors          16
     Financial  Advisor;  Fairness  Opinion          17
Interests  of  Directors  in  the  Merger          20
Risks  of  Non-Consummation          20
Expenses  of  the  Merger          20

THE  MERGER          21
     Form  of  the  Merger          21
Merger  Consideration          21
Shareholder  Meeting          21
Effective  Time  of  the  Merger          21
Procedures  for  Exchange  of  Certificates          21
Financing  Arrangements  by  Sub,  BHOO  or  Baker  Hughes          22
Regulatory  Matters          22
Debt  Repayment  and  Repurchase  of  Preferred  Stock          22
Disposition  of  Pipeline  Simulation  Business          22
Dissenters'  Rights          22
The  Merger  Agreement          24
Merger  Consideration          24
Treatment  of  Stock  Options  and  Warrants          25
Representations  and  Warranties          25
Covenants  Relating  to  Conduct  of Business by the Company Pending the Merger
25
No  Solicitation  of  Acquisition  Proposals          26
Indemnification  and  Insurance          26
Certain  Additional  Provisions          26
Conditions  to  the  Merger          26
Financial  Tests          27
Termination          28
Termination  Fee  and  Expenses          28
Amendment;  Waiver          29
Payments  to  Dissenting  Shareholders          29
Accounting  Treatment          29

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES          30

     Page
     ----

DESCRIPTION  OF  SCIENTIFIC  SOFTWARE-INTERCOMP,  INC.          31
     Business          31
Properties          38
Legal  Proceedings          38
     Management's  Discussion  and  Analysis  of  Financial  Condition  and
        Results  of  Operations          39
Changes  In  and  Disagreements  with  Accountants  on  Accounting and Financial
Disclosure          50

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT        51
     Price  Range  of  Common  Stock  and  Dividends          52

PAYMENT  TO  SHAREHOLDERS          52

EXPERTS          53

PROPOSALS  BY  SHAREHOLDERS          53

FINANCIAL  INFORMATION          F-1

Annexes
-------

Annex  I                    -          Agreement  and  Plan  of  Merger
Annex  II                    -        Opinion of Simmons & Company International
Annex  III          -       Article 113 of the Colorado Business Corporation Act
48

                                     SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary is qualified in its entirety by the more detailed information contained, or incorporated by reference, in this Proxy Statement and the Annexes hereto. Shareholders are urged to read this Proxy Statement and the Annexes hereto in their entirety. Unless otherwise defined herein, capitalized terms used in this summary have the respective meanings ascribed to them elsewhere in this Proxy Statement.
                                  THE COMPANIES
SCIENTIFIC  SOFTWARE-INTERCOMP,  INC.
Scientific Software-Intercomp, Inc. (the "Company") develops and markets software for the development and production of oil and gas wells and provides associated interdisciplinary technical support services, consulting and training. The Company's total revenues for the year ended December 31, 1997 were approximately $12.4 million and its total assets as of March 31, 1998 and December 31, 1997 were approximately $13.6 million and $14.9 million, respectively. Effective May 1, 1998, the Company sold the assets of its Pipeline Simulation Business to LICENERGY A/S ("LIC").
The Company was incorporated under the laws of the State of Colorado in 1968. The Company's principal executive offices are located at 633 17th Street, Suite 1600, Denver, CO 80202 and its telephone number is (303) 292-1111. BAKER HUGHES OILFIELD OPERATIONS, INC.
Baker Hughes Oilfield Operations, Inc. ("BHOO") is a wholly owned subsidiary of Baker Hughes Incorporated ("Baker Hughes"). BHOO provides products and services for the worldwide oilfield service industry. As reported in Baker Hughes' Annual Report on Form 10-K for the fiscal year ended September 30, 1997, Baker Hughes' total revenues for the fiscal year ended September 30, 1997 were approximately $3.7 billion, and Baker Hughes' total assets as of September 30, 1997 were approximately $4.8 billion. Baker Hughes' common stock is listed on the New York Stock Exchange, the Pacific Stock Exchange and the Swiss Stock Exchange. Pursuant to the Agreement and Plan of Merger dated June 17, 1998 (the "Merger Agreement") between the Company and BHOO, BHOO will prior to the closing form a Colorado corporation and wholly owned subsidiary of BHOO ("Sub") to effect the Merger (as defined below). At the Effective Time (as defined below), the Company will merge with and into Sub (the "Merger") and each share of the Company's Common Stock issued and outstanding immediately prior thereto will be converted into the right to receive $0.44 in cash, without interest. BHOO has sufficient cash resources to conclude the Merger. Consummation of the Merger is not conditioned upon Baker Hughes, BHOO or Sub obtaining financing to pay the aggregate Merger consideration due to the holders of the Company's Common Stock upon consummation of the Merger.
The principal executive offices of Baker Hughes and BHOO are located at 3900 Essex Lane, Houston, TX 77027-5177, and its telephone number is (713) 439-8600.
                               THE SPECIAL MEETING
TIME,  DATE  AND  PLACE
The Special Meeting of Shareholders (the "Special Meeting") will be held at 10:00 a.m. local time on July 30, 1998 at the principal executive offices of the Company at 633 17th Street, Suite 1600, Denver, Colorado. See "The Special Meeting - General."
RECORD  DATE;  SHARES  ENTITLED  TO  VOTE
Shareholders of the Company at the close of business on June 12, 1998 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any reconvened meeting after any adjournments or postponements thereof. On that date, the outstanding securities of the Company entitled to vote on the Merger Agreement consisted of 9,046,804 shares of the Company's no par value common stock (the "Common Stock"). Shares of the Company's Series A Preferred Stock do not have voting rights with respect to the Merger Agreement. Each share of Common Stock is entitled to one vote. All such shares will vote together as a single class on the matters expected to be acted on at the Special Meeting. See "The Special Meeting - Voting at the Special Meeting; Record Date; Required Vote."
PURPOSES  OF  THE  SPECIAL  MEETING
The  purposes  of  the  Special  Meeting  are:
1. To consider and vote upon the Merger Agreement between the Company and BHOO, pursuant to which the Company will merge with and into Sub and each share of the Company's Common Stock issued and outstanding immediately prior to the Merger will be converted into the right to receive $0.44 in cash, without interest. The Merger is subject to customary conditions as well as the approval of the Company's shareholders.

2. To transact such other business as may properly come before the Special Meeting or any reconvened meeting after any adjournments or postponements thereof.

VOTE  REQUIRED
Under the applicable provisions of the Colorado Business Corporation Act (the "CBCA"), approval of the Merger Agreement requires the affirmative vote of the holders of two-thirds of the shares of the Common Stock outstanding and entitled to vote. Approval of the Merger Agreement by the requisite vote of the Company's shareholders is a condition to the consummation of the Merger. In determining whether the Merger Agreement has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the Merger Agreement. The presence, in person or by properly executed proxy, of the holders of one-third of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Special Meeting. See "The Special Meeting - Voting at the Special Meeting; Record Date; Required Vote and - Proxies."
As of the Record Date, the members of the Board of Directors of the Company had in the aggregate the right to vote approximately 1.4% of the shares of Common Stock entitled to vote at the Special Meeting. Each of the Directors has indicated to the Company that he intends to vote all of his shares in favor of the Merger Agreement. As of the Record Date, Baker Hughes and BHOO do not own
any  shares  of  the  Company's  Common  Stock.
PROCEDURES  FOR  EXCHANGE  OF  CERTIFICATES
Promptly after the consummation of the Merger, a letter of transmittal and instructions for surrendering stock certificates will be mailed to the holders of Common Stock for use in exchanging such holder's stock certificates for the Merger Consideration (as described below). SHAREHOLDERS SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY. See "The Merger - Procedures for Exchange of Certificates."
RECOMMENDATION  OF  THE  COMPANY'S  BOARD  OF  DIRECTORS
The Company's Board of Directors believes that the Merger is fair to, and in the best interests of, the Company and its shareholders, and unanimously has approved the Merger Agreement and recommends that the Company's shareholders vote FOR the approval of the Merger Agreement. The recommendation of the Board of Directors is based on a number of factors described in this Proxy Statement. See "Certain Considerations Relating to the Merger - Reasons for the Merger; Recommendation of the Company's Board of Directors."
OPINION  OF  FINANCIAL  ADVISOR
Simmons & Company International ("Simmons"), an investment banking firm specializing in the oilfield services and equipment industry, has delivered to the Company's Board of Directors a written opinion dated June 15, 1998, a copy of which is attached to this Proxy Statement as Annex II, that the consideration to be received by the holders of the Company's Common Stock in connection with the Merger is fair, from a financial point of view, to such shareholders. The attached opinion sets forth the assumptions made, matters considered, the scope and limitations of the review undertaken and procedures followed by Simmons, and should be read in its entirety. See "Certain Considerations Relating to the
Merger  -  Financial  Advisor;  Fairness  Opinion."
                                   THE MERGER
FORM  OF  MERGER
Pursuant to the Merger Agreement, the Company will merge with and into Sub, each share of the Company's Common Stock issued and outstanding immediately prior to the Merger will be converted into the right to receive $0.44 in cash, without interest, the separate corporate existence of the Company will cease, and Sub will be the surviving corporation, with the corporate name of Sub to be changed to "Scientific Software-Intercomp, Inc." See "The Merger - Form of the Merger." Upon consummation of the Merger, the shares of Common Stock will, except as described below, be converted into the right to receive the Merger Consideration (as described below), and the Company's shareholders will have no ownership interest in or control over either the Company, Baker Hughes, BHOO or Sub. THE EFFECTIVE TIME
The Merger will become effective immediately when the articles of merger are filed with the Secretary of State of the State of Colorado (the "Effective Time"). Pursuant to the Merger Agreement, the filing of the articles of merger will be made as soon as practicable after the closing of the Merger, which is to occur no later than two business days after the satisfaction or waiver of the conditions to the Merger set forth in the Merger Agreement. CONSIDERATION TO BE RECEIVED IN THE MERGER
Upon the consummation of the Merger, each outstanding share of Common Stock, other than shares as to which dissenters' rights have been duly asserted and perfected under Colorado law, will be automatically converted into the right to receive $0.44 in cash, without interest (the "Merger Consideration"). See "The Merger - Merger Consideration," " - Procedures for Exchange of Certificates" and " - The Merger Agreement - Merger Consideration."
TREATMENT  OF  STOCK  OPTIONS  AND  WARRANTS
At the Effective Time, each outstanding option to purchase the Company's Common Stock, whether or not then exercisable or vested, shall be canceled by the Company, and each holder of a canceled option will be entitled to receive from Sub at such time an amount in cash, without interest, equal to the product of
(i) the number of shares of the Company's Common Stock previously subject to such option and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such option, reduced by any applicable withholding. Of the currently outstanding options to acquire in the aggregate 1,552,124 shares of the Company's Common Stock, options to acquire in the aggregate 10,500 shares of Common Stock have exercise prices less than the Merger Consideration. Each outstanding warrant to purchase the Company's Common Stock will be canceled prior to the closing of the Merger. See "The Merger - The Merger Agreement - Treatment of Stock Options and Warrants."
CONDITIONS  TO  THE  MERGER
The obligations of the Company and BHOO to consummate the Merger are subject to various conditions, including obtaining requisite shareholder approval and other conditions customary to transactions of this nature. The Merger Agreement is also subject to certain financial tests with respect to the Company's condition at the Effective Time. It is anticipated that such conditions will be satisfied by the date of the Special Meeting and that the Merger will be effected promptly following such meeting. See "The Merger - The Merger Agreement - Conditions to the Merger."
NO  SOLICITATION  OF  ACQUISITION  PROPOSALS
Pursuant to the Merger Agreement and subject to certain other terms, the Company and its representatives are prohibited from soliciting or encouraging acquisition proposals or furnishing any confidential or non-public information to any person relating to an acquisition proposal. See "The Merger - The Merger Agreement - No Solicitation of Acquisition Proposals."
TERMINATION
The Merger Agreement may be terminated in certain circumstances (at any time prior to consummation, whether before or after approval and adoption of the Merger Agreement by the shareholders of the Company), including the following:
(i) by the Company pursuant to the Merger Agreement provisions regarding unsolicited acquisition proposals; (ii) by mutual written consent of the Company and BHOO or (iii) by either the Company or BHOO (a) if there has been a material uncured breach by the other party of any representation, warranty, covenant or agreement and with respect to the Company, such breach has a sufficient adverse effect so as to cause the Company to fail to meet certain financial tests set forth in the Merger Agreement, (b) if any action by any court, arbitrator, governmental body or agency making illegal or otherwise restricting, preventing or prohibiting the Merger has become final and non-appealable, or (c) at any time after September 30, 1998, if the Merger has not been consummated on or before such date. See "The Merger - The Merger Agreement - Termination." In some circumstances, such a termination will require the Company to pay to BHOO a termination fee. See "The Merger - The Merger Agreement - Termination Fee and Expenses."
REGULATORY  MATTERS
The Merger is not subject to the notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976. See "The Merger - Regulatory Matters."
DEBT  REPAYMENT  AND  REPURCHASE  OF  PREFERRED  STOCK
The Company is indebted to Lindner Dividend Funds ("Lindner") and Renaissance Capital Partners II, Ltd. ("Renaissance") in the aggregate amount of $6.5 million pursuant to senior secured notes payable held by Lindner and Renaissance, plus accrued interest. The Company did not make its interest payment due in October 1997 on the Lindner and Renaissance debt and the Company is also in violation of financial covenants with respect to such debt. In connection with the Merger, Lindner and Renaissance have agreed to accept discounted amounts of $1.4 million and $1.3 million, respectively, in satisfaction of the outstanding amounts owed by the Company to the lenders. In addition, Halliburton Company ("Halliburton"), the holder of all of the issued and outstanding shares of the Company's preferred stock, has agreed to accept $2.5 million in cash in exchange for its $4.0 million preferred stock holding in the Company.
Under the Merger Agreement, the discounted $1.4 million obligation to Lindner will be paid at the Closing and the discounted $1.3 million obligation to Renaissance will become payable on July 1, 1999. The Merger Agreement further provides that the Company's preferred stock held by Halliburton will be repurchased for $2.5 million at or before the Closing. See "The Merger - Debt Repayment and Repurchase of Preferred Stock."
DISPOSITION  OF  PIPELINE  SIMULATION  BUSINESS
Effective May 1, 1998, the Company sold to LIC the assets of the Company's Pipeline Simulation Business in exchange for $1,500,000 in cash and the assumption by LIC of certain current liabilities associated with the Pipeline Simulation Business in the amount of $145,000. See "Certain Considerations Relating to the Merger - Background of the Merger - Disposition of Pipeline Simulation Business" and "The Merger - Disposition of the Pipeline Simulation Business."
INTERESTS  OF  DIRECTORS  IN  THE  MERGER
In considering the recommendation of the Company's Board of Directors with respect to the Merger, the Company's shareholders should be aware that George Steel, a member of the Board of Directors, has an employment and change in control arrangement with the Company pursuant to which the Company has a severance payment obligation to him upon a termination of his employment as President and Chief Executive Officer of the Company after a change in control of the Company. In addition, the Merger Agreement provides that the officers and directors of the Company will be entitled to continuing indemnification by Sub after the Effective Time against certain possible claims relating to the period prior to the Effective Time to the same extent as such persons are presently entitled to indemnification under the Articles of Incorporation and the Bylaws of the Company. The Merger Agreement also provides that the Company may obtain a tail policy for the current directors and officers' policy held by the Company provided that the total premium for such tail policy does not exceed $55,750. See "Certain Considerations Relating to the Merger - Interests of Directors in the Merger" and "The Merger - The Merger Agreement - Indemnification and Insurance."
CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  MERGER
The conversion of Common Stock into the right to receive cash consideration in the Merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction for state, local, foreign and other tax purposes. Shareholders are urged to consult their own tax advisors as to the particular tax consequences to them resulting from the Merger, including the applicability and effect of federal, state, local, foreign and other tax laws. See "Certain Federal Income Tax Consequences."
DISSENTERS'  RIGHTS
Shareholders of the Company are or may be entitled under Article 113 of the CBCA to assert dissenters' rights with respect to the Merger Agreement and thereby obtain cash payment for the "fair value" of their shares of Common Stock (excluding any element of value arising from the anticipation of the Merger unless such exclusion would be inequitable) by delivering to the Company before the vote on the Merger Agreement a written notice of an intention to exercise such dissenters' rights and refraining from voting in favor of the Merger Agreement. To exercise such rights, a shareholder must strictly comply with all of the procedural requirements of Article 113 of the CBCA, descriptions of which are provided below under the heading "The Merger----Dissenters' Rights" and the full text of which are attached to this Proxy Statement as Annex III. Under
Article 113 of the CBCA, the "fair value" of stock may be subject to determination in judicial proceedings, the result of which cannot be predicted. FAILURE TO TAKE ANY OF THE STEPS REQUIRED UNDER ARTICLE 113 OF THE CBCA MAY RESULT IN THE LOSS OF SUCH STATUTORY DISSENTERS' RIGHTS. See "The Merger - Dissenters' Rights" and Annex III to this Proxy Statement.
                               THE SPECIAL MEETING
GENERAL
This Proxy Statement is being furnished to the holders of shares of the Company's common stock in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Shareholders to be held on July 30, 1998 at 10:00 a.m., local time, at the principal executive offices of the Company at 633 17th Street, Suite 1600, Denver, Colorado 80202, and at any reconvened meeting after any adjournments or postponements thereof.
MATTERS  TO  BE  CONSIDERED  AT  THE  SPECIAL  MEETING
At the Special Meeting, the Shareholders will be asked to consider and vote upon the Merger Agreement, pursuant to which the Company will merge with and into Sub and each share of the Company's Common Stock issued and outstanding immediately prior to the Merger will be converted into the right to receive $0.44 in cash, without interest. The Merger is subject to customary conditions as well as the approval of the Company's shareholders.
Shareholder  approval  of  the  Merger Agreement will constitute approval of the
Merger  and  the  transactions  contemplated  thereby.
THE BOARD OF DIRECTORS UNANIMOUSLY HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT. VOTING AT THE SPECIAL MEETING; RECORD DATE; REQUIRED VOTE
The Board of Directors has fixed June 12, 1998 as the record date (the "Record Date") for the determination of shareholders of the Company entitled to notice of and to vote at the Special Meeting and any reconvened meeting after any adjournments or postponements thereof. Only the Company's shareholders of record at the close of business on such date will be entitled to notice of and to vote at the Special Meeting. On the Record Date, the outstanding securities of the Company entitled to vote on the Merger Agreement consisted of 9,046,804 shares of Common Stock held by approximately 450 shareholders of record. Shares of the Company's Series A Preferred Stock do not have voting rights with respect to the Merger Agreement. Each share of Common Stock is entitled to one vote. All such shares will vote together as a single class on the matters expected to be acted upon at the Special Meeting.
Under the applicable provisions of the Colorado Business Corporation Act (the "CBCA"), approval of the Merger Agreement requires the affirmative vote of the holders of two-thirds of the shares of the Common Stock outstanding and entitled to vote. Approval of the Merger Agreement by the requisite vote of the Company's shareholders is a condition to the consummation of the Merger.
If an executed proxy card is returned and the shareholder has indicated that the shares represented by the proxy card shall be abstained from voting on the
Merger Agreement, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the Merger Agreement. If an executed proxy card is returned by a broker holding shares of Common Stock in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on any matter, such shares will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be voted with
respect  to  the  Merger  Agreement.   Because the Merger Agreement requires the
affirmative vote of two-thirds of the voting power of all shares of the Company's capital stock outstanding and entitled to vote at the Special Meeting, abstentions and "broker non-votes" will have the same effect as a vote against the Merger Agreement.
As of the Record Date, the members of the Board of Directors of the Company had in the aggregate the right to vote approximately 1.4% of the shares of Common Stock entitled to vote at the Special Meeting. Each of the Directors has indicated to the Company that he intends to vote all of his shares in favor of the Merger Agreement. As of the Record Date, Baker Hughes and BHOO do not own any shares of the Company's Common Stock.
Shareholders of the Company are or may be entitled under Article 113 of the CBCA to assert dissenters' rights with respect to the Merger Agreement. See "The Merger - Dissenters' Rights."

PROXIES
This Proxy Statement is being furnished to holders of Common Stock in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of one-third of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Special Meeting, however, approval of the Merger Agreement requires the affirmative vote of the holders of two-thirds of the outstanding Common Stock. All shares of Common Stock which are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not duly revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated on a properly executed proxy, such proxy will be voted in accordance with the recommendations of the Company's management and thus voted FOR the approval of the Merger Agreement.
If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn or postpone the Special Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The Company has no knowledge of any matters to be presented at the Special Meeting other than those matters described herein.
SHAREHOLDERS  SHOULD  NOT FORWARD ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS.
                      ---
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the President of the Company, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the President of the Company at or before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy. In addition, shareholders whose shares of Common Stock are not registered in their own name will need additional documentation from the record holder of such shares to vote personally at the Special Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Scientific Software-Intercomp, Inc., 633 17th Street, Suite 1600, Denver, Colorado 80202, Attention: George Steel, President, or hand-delivered to the President of the Company at or before the taking of the vote at the Special Meeting.
If a quorum is not present at the time of the Special Meeting, or if fewer shares are likely to be voted in favor of approval of the Merger Agreement than the number required for approval, the Special Meeting may be adjourned, with or without a vote of shareholders, for the purpose of obtaining additional proxies or votes or for any other purpose. If the Company proposes to adjourn the Special Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment. At any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the meeting (except for any proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.
Proxies are being solicited by and on behalf of the Board of Directors. All expenses of this solicitation, including the cost of preparing this Proxy Statement, will be borne by the Company. It is currently estimated that such expenses will be approximately $75,000. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company or its subsidiaries in person or by telephone, telegram or other means
of  communication.    Such  directors,  officers  and  employees  will  not  be
additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. The Company has engaged the services of The Altman Group, Inc. to distribute proxy solicitation materials to brokers and other nominees and to assist in the solicitation of proxies from the Company's stockholders for a fee of $7,500 plus $5.00 per call to record shareholders and non-objecting beneficial owners, as well as the reimbursement of reasonable out-of-pocket expenses.

                  CERTAIN CONSIDERATIONS RELATING TO THE MERGER
BACKGROUND  OF  THE  MERGER
Initial  Considerations
     On  January  15,  1996,  George  Steel became President and Chief Operating
Officer of the Company and a member of the Board of Directors. Subsequently there was comprehensive review of the Company's operations, its financial results over a long period of time, its financial condition and its near term prospects. Over the course of several Board of Directors meetings between February 1, 1996 and April 30, 1996, Mr. Steel expressed a number of concerns to the Board. He proposed significant changes to operations, significant cost reductions and plans to improve performance in the delivery of software and in
customer  relationships.    During  this  period,  the  Company's  debt  was
restructured, with Lindner Dividend Funds ("Lindner") and Renaissance Capital Partners II ("Renaissance"), providing $6.5 million of new financing having a five year term with interest at 7% per annum. On May 13, 1996, Mr. Steel replaced E.A. Breitenbach as Chairman and Chief Executive Officer of the Company.
In 1995 the Company and Smedvig Technology A.S. ("Smedvig"), a Norwegian oilfield service company, held preliminary discussions on a possible merger or acquisition transaction between the companies but the discussions had not been conclusive. As a result of the review of the Company's prospects as discussed above and various strategic alternatives being considered as a result thereof, in June 1996 the Company renewed these discussions and held several meetings with Smedvig to again explore merger or acquisition possibilities. In late August 1996, the Company and Smedvig reached a general agreement for Smedvig's acquisition of the assets and certain operating liabilities of the Company for $23 million. The acquisition was approved by the Board of Directors on August 11, 1996. A letter of intent providing for that transaction was executed on September 10, 1996 and the prospective acquisition was publicly announced on
September  11,  1996.
Thereafter, Smedvig commenced detailed due diligence on the Company. On October 9, 1996 the Company received an extensive comment letter from the SEC on its financial statements for 1995 and the first two quarters of 1996 raising a number of questions as to the propriety of the Company's accounting for those periods, as well as prior periods, particularly with respect to revenue recognition matters. On October 14, 1996 Smedvig advised the Company that it was terminating its acquisition because completion of its due diligence would not be possible.
The Company reported increasing losses and declining revenues during the remainder of 1996 and into 1997. The concerns of the Board of Directors for the Company's ability to continue as a viable independent entity increased, and such matter was continually assessed by the Board. On June 17, 1997, the Board of Directors of the Company met to consider a recommendation by Mr. Steel that the Company initiate a process intended to result in a merger, joint venture or sale of the Company in view of its continued losses, declining revenue, poor business outlook, shrinking capital resources and need to invest substantially to update its software products. After extensive discussion, the Board unanimously approved Mr. Steel's recommendation and authorized the engagement of Simmons to assist the Company. Simmons is an internationally recognized Houston investment banking firm with substantial experience in providing financial advice and assistance to oilfield service companies, particularly in connection with mergers and acquisitions. It was agreed by the Directors at the June 17 meeting that the Directors would shortly thereafter meet with the managers of the Company's business units to further review the Company's operations in connection with the decision to seek a transaction.
The Board of Directors met on July 9, 1997 at which meeting Frederick W. Charlton, a Director of Simmons, was present. The managers of the Company's business units were also present and described current and projected performance of operations. Mr. Charlton then reviewed the activities and capabilities of Simmons and explained that the market for transactions in the oil field service market was currently active. The Board was of the view that the Company was able to offer a potential partner or an acquiror its unique technology and worldwide reputation and expertise and that as a result shareholders should likely be able to realize a return from a transaction. The Board concluded that the alternative of the Company continuing as an independent entity was likely to provide shareholders a lower return. After evaluating alternatives, the Directors again unanimously approved a resolution to pursue a sale of the Company and to engage Simmons for that purpose.
On August 5, 1997 the Company executed an engagement letter with Simmons under which Simmons would review and analyze the Company's operations and projected performance, prepare a descriptive offering memorandum, contact qualified candidates for acquisition of the Company and analyze and assist with the development and completion of potential transactions. Simmons also agreed to render a fairness opinion to the Board of Directors on a transaction, if requested.
During August 1997, Simmons and the Company prepared a descriptive memorandum, and Simmons developed a list of approximately 60 companies which might have a potential interest in an acquisition of the Company. In early September 1997, Simmons began contacting the companies on its list of potential acquirors. As a result of such contacts, 20 companies expressed some level of initial interest, and Simmons delivered to such companies the descriptive memorandum after confidentiality  agreements  were  executed.
Board meetings were held on August 29 and September 10, 1997 to review the progress of operations and to review the activities and discussions with potential transaction partners.
Disposition  Of  Pipeline  Simulation  Business
     Most of the potential acquirors of the Company did not express a particular interest in acquiring the Company's Pipeline Simulation business. The Pipeline Simulation business had historically been an underperforming business and was not believed to have as favorable future prospects as the Company's Exploration and Production business lines. In addition, the services and software products of the Pipeline Simulation business were generally unrelated to the services and software of the Exploration and Production business lines. Accordingly, in 1997 the Company made a decision to endeavor to sell the Pipeline Simulation business to eliminate losses and to generate needed funds to enable the Company to focus on the opportunities of its Exploration and Production Divisions.
During 1996 and 1997, representatives of the Company met with representatives of LICENERGY, A/S ("LIC"), a Danish company. During November and December, 1997 LIC requested and was provided with due diligence materials on the Pipeline Simulation business, and management and technical personnel of the Company met with management and technical employees of LIC. Throughout this period Simmons contacted other parties possibly interested in acquiring the Pipeline Simulation business. Also during this period, the Company's Board of Directors reviewed the situation with the Pipeline Simulation business and its possible sale. The Company and LIC negotiated in January, 1998 a non-binding outline of terms for the acquisition of the Pipeline Simulation business by LIC at a price of $1.5 million payable in cash. The Board of Directors of the Company approved the terms of the outline at a meeting on February 4, 1998 and on February 10 a letter of intent was executed. A binding Asset Purchase Agreement was executed March 1, 1998. The acquisition was closed on May 1, 1998 at which time the Company received the $1.5 million purchase price. In addition to the transfer of substantially all of the assets of the Pipeline Simulation business, liabilities of $145,000 were assumed by LIC, and certain receivables of the Pipeline Simulation business were retained by the Company.
In connection with the acquisition Lindner and Renaissance released liens they held on the assets of the Pipeline Simulation business without receipt of any payments by them. Bank One, Colorado, N.A. released a lien it held on the assets of the Pipeline Simulation business in consideration for the repayment of the $380,000 loan balance due it, after which there remained outstanding Bank One letters of credit issued on behalf of the Company totaling $228,000, the liability for which was secured.
Negotiations  for  the  Sale  of  the  Company
     Prior to the engagement of Simmons, one company expressed substantial interest in acquiring the Company. Meetings were held between representatives of that potential acquiror and management of the Company over the period from May to September, 1997. Several meetings took place between the Company and the potential acquiror in September 1997. The meetings included a review by the potential acquiror of the confidential memorandum prepared by Simmons and an in-depth review with the management and technical representatives of the Company.
A meeting of the Board of Directors of the Company, at which a representative of Simmons was present, was held on September 27, 1997 to review a letter received on September 25 from that potential acquiror stating its interest in pursuing a transaction with the Company. Certain assumptions were made concerning long-term debt, preferred stock, the completion of due diligence and other terms. The proposed net price per common share was between $1.00 and $1.06 per share.
On October 8, 1997 the Board of Directors held a meeting by telephone in which a representative of Simmons participated, to review the status of operations, cash flow and the discussions and meetings the Company had held with several parties possibly interested in a potential transaction with the Company, as well as the continuing discussions with the previously identified potential acquiror. The Simmons representative had proposed and discussed with the potential acquiror an increase in the price proposed in its letter of September 25. The senior secured lenders and Halliburton, the Company's preferred stockholder, were not agreeable to any discount in their indebtedness or liquidation preference in connection with the proposed acquisition. On October 9, 1997, the president of the potential acquiror and Mr. Steel agreed on a non-binding outline of terms providing for a purchase price for the assets and certain operating liabilities of the Company of $21 million subject to various adjustments. The net price per common share would be approximately $1.12. The proposal was conditioned on the results of the completion of a detailed due diligence process. The offer was extensively discussed by the Company's Board of Directors at a telephonic meeting on October 10, 1997.
A significant issue for the possible acquisition of the Company by the foregoing potential acquiror was whether a license held by the Company for certain technology was transferable in connection with a sale of the Company's assets. On October 28, 1997 the Board of Directors met by telephone. Mr. Steel reported that the potential acquiror was prepared to proceed notwithstanding the technology license transfer issue but required that the purchase price be reduced to $17.1 million because of various due diligence issues. On October 30, 1997, the Board of Directors of the Company met with Simmons to consider the revised acquisition proposal. Mr. Steel reported that the purchase price offer had been further reduced to $15.5 million (or a net price per common share of approximately $0.51) as a result of general concerns about the business of the Company and its prospects emanating from the due diligence process, including the Company's loss of certain key employees. The Board then met directly with a representative of the potential acquiror and were unable to obtain an improvement in the purchase offer. Mr. Charlton of Simmons advised the Board at the meeting that under the circumstances of the Company's condition and in view of the lack of other offers for the acquisition of the Company, it was likely that Simmons would be able to provide an opinion that the acquisition would be fair to shareholders from a financial point of view. The Board of Directors reviewed all of the Company's alternatives and considered its obligations to creditors as well as to shareholders. It was agreed that Mr. Steel should leave the Board meeting to meet with the President of the potential acquiror in a final effort to improve the purchase offer. At the meeting with the potential acquiror Mr. Steel was advised that the potential acquiror had concluded to withdraw any purchase offer for the Company because of a number of concerns. Subsequent to the termination of the foregoing acquisition negotiations Simmons continued to discuss a transaction with the other previously contacted parties and made contact with several additional companies. These contacts led to a number of discussions among Simmons, Mr. Steel and potential acquirors but none progressed to an offer or definitive status.
In September, 1997 a senior officer of Baker Hughes had indicated to Simmons that Baker Hughes was not interested in pursuing an acquisition of the Company at that time. Subsequently, on December 12, 1997, a manager of a Baker Hughes subsidiary expressed a possible interest in pursuing an acquisition of the Company. Due diligence materials, including profit and loss statements, product information and publicly available data were furnished to Baker Hughes by the Company on December 13, 1997. In light of previous discussions between Baker Hughes and Simmons, the Company was concerned about the likelihood of reaching an agreement with Baker Hughes, and the Company continued to hold discussions with other potential acquirors.
On January 6, 1998, a representative of Simmons and Mr. Steel met with representatives of Baker Hughes to discuss Baker Hughes' interest in acquiring the Company. On January 12, Baker Hughes submitted a due diligence list requesting information regarding the Company's products, business, legal proceedings, organization and other matters. A few days later the Company provided Baker Hughes with additional information regarding the Company in response to the due diligence list.
During this period the Company recognized that unless it was able to discount its senior secured indebtedness to Lindner and Renaissance and discount the liquidation preference on the Company's preferred stock held by Halliburton, it was likely that little if any proceeds from the sale of the Company would remain available for common shareholders. The Company was indebted to Lindner in the principal amount of $5 million plus unpaid accrued interest and was indebted to Renaissance in the amount of $1.5 million plus unpaid accrued interest. The debts to Lindner and Renaissance are secured by all of the assets of the Company and are convertible into common stock of the Company at $3.00 per share. Halliburton holds all 800,000 shares of the Company's outstanding preferred stock. The preferred stock is convertible into common stock at $13.33 per share. In the event of a liquidation of the Company, the holder of the preferred stock is entitled to receive $5.00 per share, or an aggregate of $4 million, before any payment to common shareholders. If the preferred stock remains outstanding in 2004, the Company would then have an obligation to redeem it for $4 million. In 1996 in connection with the possible acquisition of the Company by Smedvig, the Company discussed with Halliburton a discounting of its liquidation preference on the Company's preferred stock, but no agreement was reached at that time.
On January 20, 1998, the Company met with Renaissance at which time it was agreed that in connection with a sale of the Company, Renaissance would forgive accrued interest owed it and discount the principal amount of the indebtedness to it by 20% to $1.2 million. On January 21, the Company and Renaissance met with Halliburton to discuss a discounting of its preferred stock liquidation preference. The Company proposed in the event of a sale that Halliburton receive $1 million in satisfaction of the preference. Halliburton agreed to consider the Company's offer. On January 29 the Company met with Lindner to discuss a discount of the indebtedness to it. Lindner indicated it would agree to accepting a substantial discount to the face value of its debt. The Company offered to pay Lindner $1.2 million with respect to the $5 million plus interest
owed  it.    However,  no  agreement  was  reached  at  that  meeting.
On February 3, 1998, Mr. Steel and a representative of Simmons met with Mr. Eric Mattson, Senior Vice President and Chief Financial Officer of Baker Hughes, and with Mr. Andrew Szescila, Senior Vice President of Baker Hughes and President of BHOO, to discuss Baker Hughes' interest in acquiring the Company. It was agreed that both parties over the following few days would consider the benefits to Baker Hughes of an acquisition of the Company. On February 5, 1998 Mr. Steel and Mr. Szescila discussed and agreed on the agenda of a meeting between SSI and Baker Hughes management to be held on February 9 at the offices of Baker Hughes. The meeting was to focus on how the Company's products and skills could fit with, and leverage, Baker Hughes' activities, both externally and with Baker Hughes' internal operations. It was understood that if Baker Hughes thereafter decided to proceed, an acquisition offer for the Company would be made within two weeks of the February 9 meeting. At the conclusion of the February 9 meeting, it also was agreed that representatives of the Company's software management would meet with BHOO representatives later that week.
The Company was concerned not only as to whether Baker Hughes would make such an acquisition proposal but also whether it would be able to do so in a timely manner and whether any proposal would contain substantial due diligence conditions that could be satisfied only over a long period of time. The Company's operations and financial condition were continuing to deteriorate making the timing of an acquisition of increasing importance. The Company's Board of Directors held telephonic meetings on January 23, and February 4, 18, and 19, 1998 at which the Directors discussed the Company's condition and its need to be acquired without any substantial delay.
During December 1997 the Managing Director of the Company's U.K. subsidiary expressed interest to Mr. Steel in endeavoring to structure a purchase of the Company by a management group. Mr. Steel responded that the Company would consider any alternative that would benefit shareholders and creditors of the Company. There was contact between the Managing Director and Well Service Technology A/S ("WST"), a privately held Norwegian oil field service and technology company. Thereafter Mr. Steel and Eric Evenson, the President of WST, had a number of telephone conversations in which Mr. Evenson expressed strong interest in acquiring the Company.
On February 12, 1998 Mr. Evenson and WST's Denver counsel met with Mr. Steel, E.O. Price, Jr., who had become Chairman of the Board of the Company, a representative of Simmons and the Company's counsel to discuss the acquisition of the Company by WST. At that meeting it was apparent that WST had a high interest in acquiring the Company and was prepared to proceed in a prompt manner with an acquisition. There was extensive discussion of restructuring the Company's indebtedness to Lindner and Renaissance on a discounted basis and making a discounted payment to Halliburton with respect to the Company's preferred stock. It also appeared that WST's due diligence process would be completed on a very timely basis. At that time the Company was uncertain as to the level of Baker Hughes' interest in acquiring the Company and on the timetable  for  Baker  Hughes'  plans.
On February 18 and 19, 1998, Messrs. Evenson and Steel met with Renaissance to discuss the acquisition of the Company by WST. Renaissance agreed that in satisfaction of the Company's obligation to it, and in payment for the 397,000 shares of the Company's common stock owned by it, it would accept $250,000 in cash at the closing of the acquisition by WST, a promissory note for $750,000 and $250,000 (subject to possible adjustment) in WST stock when WST first established a public market for its stock. On February 18, Messrs. Steel and Evenson talked with Lindner which agreed to accept $1.4 million in cash payable at the time of an acquisition of the Company by WST in exchange for the Company's indebtedness to it and the 1,730,000 shares of the Company's common stock owned by it. Also, on February 18, Messrs. Steel and Evenson also met with Halliburton to discuss the disposition of the Company's preferred stock held by it. There was no agreement reached with Halliburton but there was discussion of a number of alternatives including the provision of services by WST to Halliburton. Further, on February 18, the Board of Directors of the Company met by telephone to discuss the status of the possible acquisition of the Company by WST and by Baker Hughes. It was the view of the Directors that although an acquisition of the Company by Baker Hughes could possibly be more beneficial to shareholders, as well as to employees and customers, there was greater uncertainty in the Company's ability to complete an acquisition by Baker Hughes. Thus, in considering the Company's continuing deteriorating operations and financial condition, the Board concluded to continue negotiations with WST. On February 19, 1998 the Board of Directors of the Company met by telephone and a representative of Simmons participated in the meeting. The Simmons'
representative reported that Simmons had made some inquiries as to WST's financial capability to fund an acquisition of the Company and believed that it would be able to do so. Simmons advised the Board of Directors that it would consider issuing a fairness opinion on an acquisition by WST and should be able to complete its analysis within one week.
At a telephonic Board meeting on February 20, the Board of Directors reviewed further the potential acquisition by WST of the assets and liabilities of the
Company (exclusive of the Pipeline Simulation business). After extensive discussion, the Board of Directors unanimously approved the Company's entering into an outline of terms with WST, providing for WST's acquisition of the assets and liabilities of the Company in consideration of $.30 per share for common shareholders.
On February 20, 1998 the Company and WST executed an Outline of Terms providing for WST's acquisition of the Company's assets and liabilities and its payment to common shareholders of $.30 per share. The Outline of Terms did not bind the Company to complete an acquisition transaction with WST and provided that the acquisition was conditioned on completing the above described agreements with Renaissance and Lindner, on an agreement with Halliburton acceptable to WST and on the sale of the Company's Pipeline Simulation business (as described above) for net proceeds of at least $1 million. The Outline of Terms required completion of a binding acquisition agreement by March 6, 1998, with all due diligence by WST to have been completed prior to the execution of such definitive agreement. A press release was issued on February 20, 1998 with respect to the Outline of Terms executed by the Company and WST. The press release did not however disclose the contemplated per common share consideration to be received from WST.
The WST Outline of Terms obligated the Company to cease to pursue other acquisition alternatives, except to respond to any other acquisition indications of interest in accordance with the fiduciary obligations of the Company's Board of Directors. Such restriction would terminate if a mutually acceptable definitive acquisition agreement were not executed by the Company and WST by March 6, 1998. If the Company were acquired by a purchaser other than WST, the Company would pay to WST a break-up fee of $100,000 but such fee would not be applicable if the Company and WST failed to enter into the definitive acquisition agreement.
On February 24, 1998 Baker Hughes called Simmons and explained that Baker Hughes had seen the WST press release announcing the Outline of Terms and remained interested in pursuing an acquisition of the Company. Baker Hughes indicated that it would consider an offer of up to $.50 per share of Common Stock. Simmons and Baker Hughes talked further on February 26 and the Company's Board of Directors considered this development in a telephonic meeting on February 27. On March 4, 1998, the Company and its counsel along with a representative of Simmons met with Baker Hughes and its counsel. During the meeting, Baker Hughes made inquiries regarding the status and provisions of the Company's Outline of Terms with WST. Baker Hughes informed the Company that it did not want to pursue an acquisition of the Company while the Outline of Terms remained in effect. On March 5 the Board of Directors of the Company met by telephone. After consideration of the alternatives available to the Company, the Board authorized Mr. Steel to execute a definitive agreement with WST involving a payment of $.30 per share to common shareholders, provided that the agreement contained a customary fiduciary-out right of the Company to respond to a subsequent more favorable unsolicited third party acquisition offer.
On March 5, 1998, after the Board of Directors meeting, Mr. Steel called WST's Denver counsel to inquire as to when WST would present a draft of the definitive agreement to the Company. He was advised that WST was waiting for the completion of agreements with Renaissance and Halliburton. Mr. Steel then talked to Halliburton who advised him that it had not yet agreed with WST on terms for the disposition of its preferred stock of the Company but that it expected such an agreement to involve a combination of software, technology services and future payments.
Late on Friday March 6, 1998, the Company received from WST's Denver counsel a draft of the definitive agreement. It departed materially from the Outline of Terms with respect to (i) providing for a price of $.28 per share for the Company's common stock; (ii) reducing that price to the extent of the Company's losses between January 1, 1998 and the date of closing (which the Company expected to be substantial); (iii) deferring the payment of one-half of the purchase price for an unspecified period of time; (iv) not covering WST's assumption of the Company's bank indebtedness or severance obligations for employees not to be employed by WST; (v) providing that the Company would be liable for all transaction expenses including the fee payable to Simmons; (vi) conditioning the purchase obligation of WST upon certain employees of the Company agreeing to become employed by WST; and (vii) conditioning the purchase obligation of WST on sixty days of continued due diligence.
On Sunday, March 8, 1998, Mr. Steel sent a letter to WST's Denver counsel pointing out that the draft definitive agreement did not conform in material respects to the Outline of Terms and that accordingly the Outline of Terms was terminated in view of its requirement for the execution of a definitive acquisition agreement by March 6. On the same day the Company's counsel advised counsel for Baker Hughes that the WST agreement had terminated and provided Baker Hughes with a copy of Mr. Steel's letter to WST's counsel. On March 9 WST's counsel replied by letter expressing the belief that the parties could still reach a mutually acceptable agreement. The Company's counsel replied with a letter reiterating the absence of any currently existing agreement or understanding between the Company and WST but stating that the Company was prepared to meet to continue to discuss a possible acquisition by WST provided that WST confirmed by letter that the parties were free to proceed or not to proceed without being bound by the Outline of Terms. Such a letter was provided by WST's counsel on March 9, 1998.
On March 10, 1998, a representative of Simmons talked with Mr. Mattson who reported that Baker Hughes remained interested in pursuing an acquisition of the Company and was prepared to discuss an acquisition agreement with the Company. Mr. Mattson however expressed concern about the status of the Company's preferred stock held by Halliburton. He indicated that Baker Hughes was prepared to proceed with an acquisition agreement involving the payment of $.50 per share to the Company's common shareholders provided that no more than $2.4 million in cash would be paid with respect to the preferred stock at closing or provided that a $4 million payment on the preferred stock would not become payable until 2004. If however more than $2.4 million would be paid on the preferred stock at closing, the price to the Company's common shareholders would be $.30 per share. During this period of time Mr. Steel kept members of the Company's Board of Directors continually informed by telephone of all developments.
On March 10, 1998, Mr. Steel met with Mr. Joe Donovan, Vice President, Technology, for Baker Hughes Solutions, who explained that Baker Hughes generally was satisfied with the business issues relating to the acquisition of the Company but that moving forward with the acquisition required resolution of various other matters. On March 11 Mr. Donovan called Mr. Steel and advised him that Baker Hughes was prepared to execute a non-binding letter of intent, with a definitive agreement to follow after satisfactory completion of due diligence.
Mr. Steel explained that the Company did not want to be in a position of not having a binding agreement with either Baker Hughes or WST. It was later agreed between the parties that Baker Hughes' counsel would prepare a binding agreement containing only customary termination rights. Such an agreement was to be ready for signature by March 13. Subsequently, Baker Hughes advised the Company that it would not be able to proceed that quickly, and the Company again became concerned about its ability to complete an acquisition by Baker Hughes.
On March 11, 1998, Halliburton discussed with Simmons the possibility that Halliburton might accept $2.5 million cash in satisfaction of its preferred share holding.
On March 12, 1998, Mr. Steel and the Company's counsel met with WST's Denver counsel to review in detail the various material changes from the Outline of Terms contained in the draft definitive agreement provided by WST on March 6. WST's Counsel responded that he would talk with Mr. Evenson and report back to the Company. Thereafter, for a number of days there was no communication from WST or its counsel. The Company's Board of Directors considered the status of acquisition negotiations with both Baker Hughes and WST in telephonic meetings on March 18 and 20, 1998.
On March 18, 1998, the Company received a draft letter agreement from Baker Hughes that generally corresponded to the prior negotiations with Baker Hughes. Issues raised by Baker Hughes' draft letter agreement were then negotiated. A remaining issue was a proposed requirement by Baker Hughes that the licensor of certain technology used by the Company consent to the transfer of that license to Baker Hughes, which requirement was not acceptable to the Company. An additional substantive issue was Baker Hughes' proposal that the price to be paid to common shareholders would be reduced automatically to $.30 per share if any amount in excess of $2.4 million were required to be paid to satisfy the Company's preferred stock held by Halliburton rather than declining ratably depending upon the amount between $2.4 million and $4.0 million required to be paid. There were certain other issues with respect to a break-up fee payable to Baker Hughes if the acquisition were not completed.
On March 20, 1998 WST made a new written proposal to the Company involving a number of adjustments to the purchase price having the effect of reducing the payment to SSI common shareholders to $.18 per share.
On March 24, 1998, following up on a letter from the Company to Halliburton dated March 16, Simmons discussed with Halliburton the possibility of Halliburton accepting $2.5 million in cash in full satisfaction of its preferred share holding.
On March 24, 1998, the Company's counsel talked with WST's counsel who explained that the acquisition price to be paid by WST was negotiable, notwithstanding the proposal made by WST on March 20. On March 25, Mr. Steel and the Company's counsel had a telephone conversation with Mr. Evenson the result of which was an increase in the latest WST acquisition offer to $0.26 per share for the Company's common shareholders. Mr. Steel advised Mr. Evenson that the Company would provide a final response to the WST offer on March 27. Subsequently, Mr. Steel advised Baker Hughes that the Company needed to be able to execute the letter agreement with Baker Hughes by the morning of March 27 for the Company
not  to    proceed  with  an  agreement  with  WST.
The Board of Directors of the Company met by telephone on March 23, 24 and 26, 1998. At those meetings the status of negotiations with WST and Baker Hughes was discussed. A representative of Simmons participated in the March 26 meeting.
On March 27, 1998, Baker Hughes advised the Company that it was prepared to remove as a basis for termination of an agreement for acquisition of the Company a requirement that the technology licensor consent to the transfer of the license. Baker Hughes also indicated that it was prepared to agree that the price payable to common shareholders would be adjusted proportionately based on any amount over $2.4 million but less than $4 million payable on the Company's preferred stock held by Halliburton. Certain other issues regarding the letter agreement also were satisfactorily resolved with Baker Hughes. Later that day the Board of Directors of the Company met by telephone. A representative of Simmons participated in the meeting and stated that Simmons could provide an opinion that the acquisition by Baker Hughes was fair to shareholders from a financial point of view at a price of $.30 per share or greater. Mr. Steel then called Mr. Evenson and informed him that a final answer to the WST latest proposal could not be provided until Monday morning, March 30. Mr. Evenson was at that time in Norway where it was the end of the day. Mr. Evenson expressed upset at the delay and advised Mr. Steel that WST's revised offer was "off the table." On the afternoon of March 27, 1998 the Company executed the letter agreement with Baker Hughes.
The March 27 letter agreement between the Company and Baker Hughes provided for a per share price for common shareholders of between $.30 and $.50 depending upon the amount payable to Halliburton in satisfaction of its rights with respect to the Company's preferred stock, with the price being $.50 per share if $2.4 million or less is payable and $.30 per share if $4 million is payable. The agreement was conditional on (a) Lindner agreeing to accept $1.4 million in satisfaction of the Company's $5 million principal indebtedness to it plus accrued interest, and in satisfaction of the right of Lindner to purchase Company common stock, and on (b) an agreement with Renaissance to accept a new obligation of $1.3 million in satisfaction of the $1.5 million principal indebtedness owed it plus accrued interest and its right to purchase common stock, with such $1.3 million to be payable on July 1, 1999 with interest thereon of seven percent per annum. The letter agreement also conditioned the purchase obligation of Baker Hughes on (i) the Company's unaudited financial statements of SSI as of December 31, 1997 previously furnished by the Company to Baker Hughes having been prepared in accordance with generally accepted accounting principles, (ii) the Company having completed the sale of its Pipeline Simulation Business for at least $1.5 million in cash proceeds, (iii) the net working capital of the Company at closing being no less than its net working capital per the unaudited December 31, 1997 consolidated balance sheet furnished to Baker Hughes prior to the letter agreement date, less $500,000, but excluding therefrom the assets of the Pipeline Simulation Business, but including the proceeds from the sale thereof, and excluding the fee payable to Simmons and all of the principal and interest of the Company's indebtedness to Lindner, and (iv) the absence of certain material adverse items with respect to the Company and its subsequent operations with the aggregate effect of $500,000 or more.
While the letter agreement was not subject to a general due diligence condition, it was agreed that Baker Hughes would continue its due diligence to determine whether the Company had complied with the provisions of the agreement. On March 27, 1998 Halliburton advised Simmons that it would accept $2.5 million in cash payable at the closing of an acquisition of the Company in satisfaction of the preferred stock of the Company, provided that the acquisition is consummated by August 31, 1998, and a letter agreement so providing was executed on that date. On March 31, 1998, the Company executed a letter agreement with Lindner providing for the payment to it of $1.4 million on the completion of an acquisition of the Company in satisfaction of the principal and interest of the Company's indebtedness to Lindner and its related stock purchase rights. On March 31, 1998 the Company also executed a letter agreement with Renaissance providing that upon the closing of an acquisition of the Company there would be issued to Renaissance in satisfaction of the principal and interest of the Company's indebtedness to it and its related stock purchase rights a new promissory note in the amount of $1.3 million payable, with simple interest at the rate of seven percent per annum, on July 1, 1999. Based upon the foregoing, on April 1 the Company issued a press release announcing the letter agreement with Baker Hughes and an expected payment of $.49 per share to the Company's common shareholders.

     On April 24, 1998, the Board of Directors met in the offices of Simmons, at which meeting Simmons made a written and oral presentation to the Company on the Baker Hughes transaction. Simmons valued the transaction at $10.4 million representing the amount then payable to common shareholders ($.49 per share at that time), the amounts payable to the Company's secured lenders (Lindner, Renaissance and Bank One), the amount payable to retire the Company's preferred stock and the amount payable to Simmons. Based upon certain analyses performed by Simmons as summarized under "Financial Advisor; Fairness Opinion" below, the Board of Directors concluded that:
i. Baker Hughes had substantially satisfied all of the Company's transactional requirements and was moving towards the execution of a final definitive acquisition agreement;
ii. The proposed sale of the Company to Baker Hughes represented at that time the only known viable strategic alternative for the Company's shareholders, creditors, employees, customers and other stakeholders;
iii. In light of the Company's current financial condition and substantial employee turnover, values offered by the terms of the merger substantially exceed those of maintaining the status quo;
iv. Based on an in-depth analysis of the transaction, of the Company and of current market conditions, Simmons believes that the transaction is fair to the Company's shareholders from a financial point of view.

     Subsequent to the execution of the letter agreement Baker Hughes engaged in further due diligence on the Company and the Company provided extensive additional information to Baker Hughes. On May 21, 1998 Baker Hughes presented the Company with issues resulting from its due diligence and requested a purchase price adjustment, related principally to expenses under various benefit plans and to costs under certain customer contracts. The proposed adjustments were discussed extensively by the Company and Baker Hughes and on May 29, 1998 Baker Hughes proposed a compromise adjustment which gave effect to the 103,000 additional common shares of Common Stock issued by the Company during 1997 in connection with its U.K. employee benefit plans and reflected certain costs associated  with  a Latin American contract which the Company may not be able to
recover.        The  Company  and  Baker  Hughes  conducted  further  extensive negotiations with respect to the proposed adjustments and on June 1, 1998 Baker Hughes and the Company agreed to a price of $.44 per share.
On June 5, 1998, the Board of Directors of the Company again met by telephone. A representative of Simmons participated in the meeting and advised the Board of Directors that Simmons would be able to issue an opinion to the Board of Directors that a purchase price of $.44 per share would be fair to shareholders from a financial point of view. On June 15, 1998 Simmons issued a supplement to its April 24, 1998 presentation to the Company's Board of Directors on the transaction confirming its prior opinion on the fairness of the transaction to shareholders from a financial point of view.
On June 17, 1998, the Merger Agreement was executed by the Company and BHOO. REASONS FOR THE MERGER;
RECOMMENDATION  OF  THE  COMPANY'S  BOARD  OF  DIRECTORS

     The Board of Directors of the Company has unanimously approved the Merger Agreement and believes that the Merger is in the best interests of the shareholders. The Board of Directors recommends that shareholders vote FOR the approval of the Merger Agreement. Each of the directors of the Company has advised the Company that he intends to vote all of the shares of the Company's Common Stock that he owns in favor of the Merger Agreement.
The Board of Directors, in reaching its decision, considered a number of factors, including, without limitation, the following:
I.          The  financial  terms  of  the  Merger.
II. The terms of the Merger Agreement and the terms of the other agreements to be entered into between the other parties in connection with the Merger, in particular the agreements with the Company's senior secured lenders, its short term bank line provider and its preferred shareholder which agreements make possible the payments to be made to the Company's common shareholders.
III. The financial condition, results of operations, business and prospects of the Company and its component businesses, and information with respect to current industry, economic and market conditions, as well as the risks involved in achieving those prospects. As described above under "Background of the
Merger," the Board had required management in July, 1997 to present the alternative option of the Company remaining independent or pursuing alternative courses and such alternatives have been subsequently reevaluated from time to time. In considering these alternatives, the Board determined that the shareholders and creditors have a significantly higher probability of realizing a return pursuant to the Merger than to the Company's following an independent course. In particular the Board considered it unlikely that the Company would receive further equity funding and its current lenders have stated that they would not consider additional investment in the Company. The Board was cognizant of the changing oil and gas services industry environment with increasing emphasis upon size and the ability of its large competitors to provide a wide range of integrated products and services contrasted with the Company's need to make further investment in updating its software products. The Board determined that the current and prospective economic and competitive environment facing the Company presented substantial uncertainties for the Company's business prospects as an independent company.
IV. The fact that the Company was unable to make the interest payments due in October 1997 on its long-term debt of $6.5 million to its two prime lenders.
     While the creditors had agreed to waive the payment defaults for some time to allow the Company to determine its strategic course, both lenders had advised the Company that they were not prepared to consider additional investment in the Company.
V. The fact that the Company's revolving credit facility had been continuously reduced over a period of four years from $5.0 million to a facility of only $230,000 in March 1998 and that such facility would remain available at that time only to secure certain standby letters of credit.
VI. The fact that the Company may, in accordance with the Merger Agreement, under certain circumstances furnish information to, and discuss and negotiate with, parties other than BHOO who have an interest in a transaction with the Company, and that the Company may terminate the Merger Agreement with BHOO if an unsolicited transaction is proposed which the Board of Directors believes is more favorable to the Company and its shareholders than the terms of the Merger Agreement, subject to the payment of a fee to BHOO of a maximum of $500,000, subject to adjustment (see "----The Merger Agreement----No Solicitation of Acquisition Proposals" and "----Expenses; Termination Fee"); the Board of Directors considered the amount of such fee in relation to the consideration offered by Baker Hughes and BHOO and concluded that the obligation of the Company to pay such fee in the event it exercises its right to terminate the Merger Agreement would not materially deter alternative proposals. The Board considered their "fiduciary out" an imperative condition to proceeding with the Merger and Baker Hughes and BHOO accepted this condition.
VII. The comprehensive unsuccessful efforts of Simmons to obtain acquisition interest by other parties on a more favorable basis and the Company's unsuccessful negotiations with the other parties which had expressed an acquisition interest.
In view of the wide variety of factors considered by the Board, the Board did not find it practicable to assign quantitative relative weights to the specific factors considered in making its determination that the Merger is fair to, and in the best interests of, the Company's shareholders.
FINANCIAL  ADVISOR;  FAIRNESS  OPINION
The Company and Simmons have been in contact since the middle of 1996 and as the result of formal meetings in the middle of 1997 the Company retained Simmons on August 5, 1997 to act as the Company's financial advisor.
The Company retained Simmons to explore the Company's alternatives for maximizing shareholder value and to act as its exclusive investment banking representative and financial advisor for the purpose of advising the Company concerning possible transactions, including a sale of all or a part of the Company. Simmons is an internationally recognized investment banking firm specializing in the oilfield services and equipment industry that is engaged in, among other things, the evaluation of businesses and their securities in connection with mergers and acquisitions, divestitures, and the raising of debt and equity financing in the private and public markets. Simmons was selected as financial advisor based upon such expertise and experience.
At an April 24, 1998 meeting of the Company's Board of Directors at which the preliminary form, terms and provisions of an agreement for the acquisition of the Company by Baker Hughes, involving an expected per share consideration of $.49, were approved and adopted, Simmons rendered its opinion to the Company's Board of Directors, based on various considerations and assumptions discussed below and Simmons' general knowledge of the mergers and acquisitions market for companies similar to the Company, that, as of such date, the expected consideration to be received by the holders of Common Stock in the acquisition was fair, from a financial point of view, to the shareholders of the Company. Such opinion was updated at a Board of Directors meeting on June 5, 1998 at which time the Board approved a revision in the per share price to be paid by BHOO from $.49 to $.44. The full text of the final written opinion of Simmons, dated June 15, 1998, which sets forth assumptions made, matters considered and limits on the review undertaken by Simmons, is attached as Annex II to this Proxy Statement and is incorporated herein by reference. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY. Simmons' opinion is directed only to the fairness, from a financial point of view, to the shareholders of the Company of the consideration to be received in the Merger, and does not constitute a recommendation to the Company's shareholders as to how such shareholders should vote at the Special Meeting. The summary of the opinion of Simmons set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion included in Annex II. In arriving at its written opinion, Simmons, among other things, reviewed:
(i)          a  draft  of  the  Merger  Agreement  dated  June  14,  1998;
(ii) the financial statements and other information concerning the Company, including the Annual Reports on Form 10-K of the Company for each of the years in the four-year period ended December 31, 1997; the amended Annual Report on Form 10-K/A No. 1 of the Company for the year ended December 31, 1997 (including restated financial results for the three years ended December 31, 1995); the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended March 31, 1998; and the Current Reports on Form 8-K of the Company related to events occurring on September 11, 1996; October 9, 1996; September 11, 1997; December 11, 1997; February 10, 1998; March 27, 1998; April 17, 1998; and May 1, 1998;
(iii) certain other internal information, primarily financial in nature, concerning the business and operations of the Company furnished by the Company for purposes of Simmons' analysis;
(iv) certain publicly available information concerning the trading of, and the trading market for, the Company's Common Stock;
(v) certain publicly available information with respect to certain other companies that Simmons believes to be comparable to the Company and the trading markets for certain of such other companies' securities;
(vi) certain publicly available information concerning the estimates of the future operating and financial performance of the Company and the comparable companies prepared by industry experts unaffiliated with the Company; and
(vii) certain publicly available information concerning the nature and terms of certain other transactions considered relevant to the inquiry; and made such other analyses and examinations as we have deemed necessary or appropriate. Simmons has also met with certain other officers and employees of the Company to discuss the foregoing, as well as other matters believed relevant to the inquiry.
     Simmons relied upon and assumed, without independent verification, the accuracy and completeness of all financial and other information that was furnished to it by the Company or otherwise reviewed by Simmons. The Board of
Directors of the Company did not specifically engage Simmons to, and therefore Simmons did not, verify the accuracy or completeness of any such information nor did Simmons make any evaluation or appraisal of any assets or liabilities of the Company.
Simmons' opinion was necessarily based on economic, market and other conditions as they existed on, and the information made available to it as of, the date thereof. Simmons' opinion as expressed herein, in any event, is limited to the fairness, from a financial point of view, to the shareholders of the Company as defined in Annex II of the consideration to be received by the holders of the Company's Common Stock.
Merger  Consideration
Under the Merger Agreement, shareholders of the Company are to receive $0.44 in cash, without interest, per share of common stock of the Company. In aggregate, the Company's shareholders are expected to receive approximately $3,980,594, based  on  the  9,046,804  shares  outstanding.
The following is a summary of certain analyses performed by Simmons in rendering its opinion as to the fairness, from a financial point of view, to the Company's shareholders of the consideration to be received by the holders of the Company's Common Stock.
Company  Analysis
Simmons analyzed the current financial condition of the Company, including the fact that the Company has in recent periods suffered recurring losses from operations and has a net capital deficiency, as well as certain other factors which raise substantial doubt regarding the Company's ability to continue as a going concern absent the acquisition of the Company by an entity with greater financial resources than the Company. Included in such factors considered was an analysis of the Company's cash availability, including its borrowing capability, and its short-term cash needs. Based on short-term projections provided by the Company, Simmons noted that the Company could exhaust its available cash balances before the end of fiscal 1998. Simmons also noted that the Company currently is in default under financial covenants with respect to its outstanding debt and credit facilities and is in default with respect to the interest payments due in October 1997 on its senior secured notes payable. Premium Analysis and Stock Trading History
Simmons calculated the premium represented by the Merger Consideration of $0.44 per share over recent trading prices of the Company's Common Stock. The Merger Consideration represented a (i) 152.9%, (ii) 144.4%, (iii) 142.8%, (iv) 151.8%,
(v) 172.6%, and (vi) 6.9% premium over the Company's stock price (i) as averaged over the ten trading days immediately prior to April 1, 1998, the date the pending Share Exchange was first announced, (ii) at the close of trading on March 31, 1998, (iii) as averaged over the one month period ended March 31, 1998, (iv) as averaged over the two month period ended March 31, 1998, (v) as averaged over the six month period ended March 31, 1998, and (vi) as averaged over the 12 month period ended March 31, 1998.
Simmons also analyzed, using data compiled by Securities Data Company, the premiums paid in 721 acquisitions consummated between January 1, 1992 and June 5, 1998. Simmons found that the weighted average premium paid by the acquiror over the closing price of the stock of the target company one day prior to the announcement of the transaction was 31.7%. Simmons compared this result with the results of the premium analysis for the Company's Common Stock discussed above.
Comparable  Transaction  Analysis
Using publicly available and confidential information available to Simmons, Simmons analyzed the transaction values and the implied transaction multiples of eight merger and acquisition transactions of oilfield service and equipment companies since May 1995, including the following publicly disclosed
transactions  (acquiror/acquired  company):    Western  Atlas/3-D  Geophysical;
Halliburton/Landmark Graphics; Digicon/Veritas; Venture Seismic/Boone Geophysical; Landmark Graphics/Geographix; Tech-Sym Corporation/Cogni-Seis Development (the "Comparable Transactions"). Among other things, Simmons analyzed for the Comparable Transactions, as available, the ratio of the transaction value to the target company's revenues as reported for the 12 months prior to the transaction. An analysis of the Comparable Transactions' ratios of transaction value to revenues yielded a range of 0.6x to 3.0x, as compared to 1.0x for the Company based on the $0.44 per share value to be received in the Merger. Simmons also noted that a direct comparison of the Comparable Transactions' ratios of transaction value to EBDIT (earnings before depreciation, amortization, interest and taxes), with such ratio for the Company based on the $0.44 per share value in the Merger, was not meaningful due to the Company's negative EBDIT.
Comparable  Public  Company  Analysis
Simmons reviewed certain publicly available financial, operating and stock market information as of June 5, 1998 for the Company and certain publicly traded companies (the "Comparable Companies"). The Comparable Companies included Dawson Geophysical Company, Eagle Geophysical, Inc., GeoScience Corporation, Petroleum Geo-Services ASA, Seitel Inc., Veritas DGC Inc., and Western Atlas, Inc. Among other things, Simmons analyzed for the Comparable Companies the ratio of Adjusted Market Value (total market equity value plus debt, less cash in excess of five percent of revenues) to trailing 12 months' ("TTM") revenues. An analysis of the Comparable Companies' ratios of Adjusted Market Value to TTM revenues yielded a range of 1.3x to 5.0x, as compared to 1.0x for the Company based on the $0.44 per share value in the Merger. Simmons also noted a direct comparison of the Comparable Companies' ratios of Adjusted Market Value to TTM EBDIT with such ratio for the Company based on the $0.44 per share value in the Merger, and a direct comparison of the Comparable Companies' ratios of stock price to TTM earnings per share ("EPS") and to TTM cash flow per share ("CFPS") with such ratios for the Company based on the $0.44 per share value in the Merger, were not meaningful due to the Company's negative TTM EBDIT, TTM EPS and TTM CFPS.
Analysis of Transaction Proceeds to Senior Lenders and Preferred Stock Holder Simmons noted that in connection with the Merger Lindner and Renaissance have agreed to accept discounted terms of $1.4 million and $1.3 million, respectively, in full satisfaction of the $5.0 million and $1.5 million, respectively, principal amounts of senior secured notes, plus accrued interest and other obligations owed to Lindner and Renaissance by the Company. Simmons also noted that Halliburton has agreed to accept $2.5 million in cash in exchange for its $4.0 million preferred stock holding in the Company at the closing of a third party acquisition of the Company if the acquisition is completed prior to August 31, 1998.
Other  Considerations
The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. The summary of the analytical models used by Simmons as set forth above does not purport to be a complete description of the analyses performed, or the matters considered, by Simmons in rendering its opinion. Simmons believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of such analyses would create an incomplete view of the process underlying the analyses set forth in the Simmons fairness opinion.
The analyses performed by Simmons are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared as a part of Simmons' advisory engagement, as well as part of Simmons' analyses of the fairness, from a financial point of view, to the shareholders of the Company of the resulting Merger Consideration, and were provided to the Company's Board of Directors over the course of Simmons' engagement and updated in connection with the delivery of Simmons' fairness opinion. Based upon the foregoing analyses and its general knowledge of and experience in the valuation of securities, Simmons concluded that the Merger Consideration to be received by the shareholders of the Company is fair from a financial point of view to the Company's shareholders. In addition, as described above, the presentation of Simmons' fairness opinion to the Company's Board of Directors was one of the many factors taken into consideration by the Company's Board of Directors in making its determination to approve the Merger Agreement.
Terms  of  Simmons'  Engagement
The terms of engagement of Simmons by the Company are set forth in a letter dated August 5, 1997 (the "Engagement Letter"). Pursuant to the terms of the Engagement letter, as compensation for services as financial advisor, the Company has agreed to pay Simmons a fee of $350,000, payable upon the consummation of the Merger. If the Merger is not consummated, Simmons will not receive such fee. In addition, the Company has agreed to pay Simmons an initial fee of $50,000, of which $25,000 has been paid to date. Further, the Company has agreed to reimburse Simmons for the out-of-pocket expenses incurred by Simmons in connection with its engagement. The Company has also agreed to indemnify Simmons against certain liabilities arising out of Simmons' engagement.
INTERESTS  OF  DIRECTORS  IN  THE  MERGER
In considering the recommendation of the Company's Board of Directors with respect to the Merger, the Company's shareholders should be aware that George Steel, the Company's President and Chief Executive Officer and a member of the Board of Directors, has an employment and change in control arrangement with the Company pursuant to which in connection with the commencement in January 1996 of the employment of Mr. Steel as President of the Company the Company agreed that if there is a change in control of the Company and if as a result thereof the employment of Mr. Steel is terminated without cause or he resigns his employment, the Company will (a) pay to him as severance one year's salary at the time of his employment termination, (b) reimburse him for any loss realized on the sale of his home in Denver, Colorado which he purchased in connection with the commencement of his employment if such sale is necessitated as a result of a change in his place of employment, (c) reimburse him for all out-of-pocket expenses reasonably incurred for the relocation of his residence to Scotland (Mr. Steel's place of birth) if such relocation occurs, and (d) include him and his dependents within the Company's medical benefits plan for one year following such employment termination. In November 1997, in order to obtain the continued services of Mr. Steel as President and Chief Executive Officer of the Company, the Company agreed that his annual compensation would continue at the rate of $200,000 per year, which was his initial rate of compensation when first employed, and that to the extent he had proposed and accepted a lesser rate of compensation during prior periods, the underpayment would be restored. The Company also agreed that if Mr. Steel's employment with the Company continued until at least June 1, 1998, he would receive upon any subsequent termination of his employment, other than a termination for cause, a severance payment of $50,000. Such $50,000 severance payment will not however be paid if Mr. Steel receives the one year's annual salary severance payment described above applicable to a change of control.
It is not known at this time how the Merger will affect Mr. Steel's employment by the Company and accordingly the application of the foregoing severance arrangements is uncertain.
In addition, the Merger Agreement provides that the officers and directors of the Company will be entitled to continuing indemnification by Sub after the Effective Time against certain possible claims relating to the period prior to the Effective Time to the same extent as such persons are presently entitled to indemnification under the Company's Articles of Incorporation and the Bylaws and that the Company may obtain a tail policy for the current directors and officers' policy held by the Company provided that the total premium for such tail policy does not exceed $55,750. See "The Merger - The Merger Agreement - Indemnification and Insurance."
RISKS  OF  NON-CONSUMMATION
The obligations of the Company to consummate the Merger are subject to a number of conditions, including approval of the Merger Agreement by the holders of at least two-thirds of the outstanding shares of the Company's Common Stock. See "The Merger - The Merger Agreement - Conditions to the Merger." EXPENSES OF THE MERGER
The Merger will involve the payment of various expenses by the parties. However, through the Merger, Sub will effectively bear the expenses incurred by the Company in connection with the Merger. If the Merger is not consummated, the Company and BHOO will each bear their own expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby. Expenses in connection with the Merger include amounts paid to financial advisors; legal fees and expenses; and other miscellaneous expenses. The amount of these expenses cannot be determined at this time. For further information with respect to fee arrangements with financial advisors, see "Certain Considerations Relating to the Merger - Terms of Simmons' Engagement."

                                   THE MERGER
FORM  OF  THE  MERGER
The Merger Agreement provides that, subject to the requisite approval by the Company's shareholders and satisfaction or waiver of certain other conditions, at the Effective Time the Company will merge with and into Sub and each share of the Company's Common Stock issued and outstanding immediately prior to the Merger will be converted into the right to receive $0.44 in cash, without interest. As a result of the Merger, the separate corporate existence of the Company will cease and Sub will be the surviving corporation, with the corporate name of Sub to be changed to "Scientific Software-Intercomp, Inc."
Upon consummation of the Merger, the shares of Common Stock will, except as described below, be converted into the right to receive the Merger Consideration (as described below), and the Company's shareholders will have no ownership interest in or control over either the Company, Baker Hughes, BHOO or Sub. MERGER CONSIDERATION
Upon the consummation of the Merger, each outstanding share of Common Stock, other than shares as to which dissenters' rights have been duly asserted under Colorado law, will be automatically converted into the right to receive $0.44 in cash, without interest. (the "Merger Consideration").
SHAREHOLDER  MEETING
Pursuant to the Merger Agreement, the Company will as promptly as possible call a meeting of its shareholders to consider and vote upon the approval of the Merger Agreement.
EFFECTIVE  TIME  OF  THE  MERGER
The Merger will become effective immediately when the articles of merger are filed with the Secretary of State of the State of Colorado (the "Effective Time"). Pursuant to the Merger Agreement, the filing of the articles of merger will be made as soon as practicable after the closing of the Merger, which is to occur no later than two business days after the satisfaction or waiver of the conditions to the Merger set forth in the Merger Agreement unless otherwise agreed to by the Company and BHOO. See " - The Merger Agreement - Conditions to the Merger."
PROCEDURES  FOR  EXCHANGE  OF  CERTIFICATES
At or as soon as practicable after the Effective Time, Sub will deposit in trust with the Exchange Agent cash in the aggregate amount equal to the product of (i) the number of shares of Common Stock outstanding immediately prior to the Effective Time (other than shares as to which dissenters' rights have been duly asserted under Colorado law) and (ii) the Merger Consideration.
As soon as reasonably practicable after the Effective Time, Sub will cause the Exchange Agent to mail to each record holder of Common Stock immediately before the Effective Time a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to certificates for shares of Common Stock will pass only upon proper delivery of such certificates to the Exchange Agent) and instructions for use in effecting the surrender of certificates pursuant to such letter of transmittal.
SHAREHOLDERS SHOULD NOT FORWARD SCIENTIFIC SOFTWARE-INTERCOMP STOCK CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED LETTERS OF TRANSMITTAL. SHAREHOLDERS SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY. Upon surrender to the Exchange Agent of a certificate theretofore evidencing shares of Common Stock, together with a duly executed letter of transmittal, the holder of such certificate will be entitled to receive in exchange therefor the Merger Consideration payable under the Merger Agreement in respect of each share of Common Stock theretofore evidenced by such certificate so surrendered. No interest will accrue or be paid on the Merger Consideration payable upon the surrender of any certificate.
If the Merger Consideration is to be paid to a person other than the person in whose name the surrendered certificate is registered on the Company's stock transfer books, it will be a condition to the payment that the certificate so surrendered be properly endorsed for transfer and that the person requesting such payment has paid any transfer or other taxes required as a result of the payment of the Merger Consideration to a person other that the registered holder of the certificate surrendered.
At the Effective Time, the stock transfer books of the Company in place prior to the Effective Time will be closed, and thereafter there will be no transfers on such books by the holders of the shares of Common Stock immediately prior to the Effective Time.
At any time following the third month after the Effective Time, Sub will be entitled to require the Exchange Agent to deliver to Sub any funds which had been made available to the Exchange Agent and not disbursed to the holders of the Common Stock immediately prior to the Effective Time as a result of the failure of holders to surrender their certificates, after which time former shareholders of the Company, subject to applicable law, may look to Sub only as general creditors thereof with respect to payment of the Merger Consideration upon surrender of certificates for shares of Common Stock.
FINANCING  ARRANGEMENTS  BY  SUB,  BHOO  OR  BAKER  HUGHES
Consummation of the Merger is not conditioned upon Sub, BHOO or Baker Hughes obtaining financing in order to pay the aggregate Merger Consideration due to the holders of Common Stock upon consummation of the Merger.
REGULATORY  MATTERS
The merger is not subject to the notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, since the aggregate value of the Merger is less than $15 million.
DEBT  REPAYMENT  AND  REPURCHASE  OF  PREFERRED  STOCK
The Company is indebted to Lindner and Renaissance in the aggregate amount of $6.5 million pursuant to senior secured notes payable held by Lindner and Renaissance, plus accrued interest. The Company did not make its interest payment due in October 1997 on the Lindner and Renaissance debt, and the Company is also in violation of identical financial covenants with respect to such debt. Lindner and Renaissance agreed on March 31, 1998 to accept at the closing of the Merger discounted amounts of $1.4 million and $1.3 million, respectively, in satisfaction of outstanding amounts owed by the Company to the lenders. In addition, on March 27, 1998 Halliburton agreed to accept $2.5 million in cash in exchange for its $4.0 million preferred stock holding in the Company at the closing of a third party acquisition of the Company, provided that the acquisition  is  completed  prior  to  August  31,  1998.
Under the Merger Agreement, the discounted $1.4 million obligation to Lindner will be paid at the Closing and the discounted $1.3 million obligation to Renaissance will become payable on July 1, 1999. The Merger Agreement further provides that the Company's preferred stock held by Halliburton will be repurchased for $2.5 million at or before the Closing.
DISPOSITION  OF  THE  PIPELINE  SIMULATION  BUSINESS
Consummation of the Merger Agreement is conditioned upon the Company's disposition of the assets of its Pipeline Simulation business for cash proceeds of at least $1,500,000. Effective May 1, 1998, the Company sold to LIC the assets of the Company's Pipeline Simulation Business in exchange for $1,500,000 in cash and the assumption by LIC of certain current liabilities associated with the Pipeline Simulation Business in the amount of $145,000.
DISSENTERS'  RIGHTS
Shareholders of the Company, whether or not entitled to vote on the Merger Agreement, who do not wish to accept the consideration to be paid pursuant to the Merger Agreement are or may be entitled to assert dissenters' rights under
Article 113 of the Colorado Business Corporation Act ("CBCA"), whereby dissenters may elect to be paid in cash the "fair value" of their shares of Common Stock (plus interest) in lieu of the consideration provided in the Merger Agreement. "Fair value" with respect to dissenters' shares means the value of shares immediately before consummation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of such corporate action, unless such exclusion would be inequitable. If the
Company and dissenting shareholders cannot agree on the fair value of the underlying dissenters' shares, such value may be determined pursuant to an appraisal in a court proceeding.
The following is a brief summary of the statutory procedures which must be strictly followed by a holder of the Company's Common Stock in order to dissent from the Merger and perfect dissenters' rights under Article 113 of the CBCA. THIS SUMMARY IS NOT INTENDED TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ARTICLE 113 OF THE CBCA, THE TEXT OF WHICH IS ATTACHED AS ANNEX III TO THIS PROXY STATEMENT.
If any holder of the Company's Common Stock elects to exercise his or her right to dissent from the Merger and demand payment of the fair value of his or her shares, such shareholder must satisfy each of the following conditions:
(i)          such  shareholder  must  cause  the Company to receive prior to the shareholder vote on the Merger Agreement a written notice of his or her intention to demand payment for his or her shares if the Merger is consummated (this written notice of intention to demand payment is required in addition to refraining from voting in favor of the Merger Agreement discussed below; neither voting against, abstaining from voting or failing to vote on the Merger Agreement will constitute written notice of intention to demand payment under
Article  113  of  the  CBCA);
(ii) such shareholder must refrain from voting his or her shares in favor of the Merger Agreement (abstaining or failing to vote will satisfy this requirement, but a vote in favor of the Merger Agreement, by proxy or in person, or the return of a signed proxy which does not specify a vote against the Merger Agreement or an abstention, will constitute a waiver of dissenters' rights and will nullify any previously delivered written notice of intention to demand payment); and
(iii) such shareholder must, within thirty days of the mailing by the Company of a notice to all shareholders who are entitled to demand payment for their shares under Article 113 of the CBCA by satisfying the first two conditions immediately above, cause the Company to receive a written payment demand and deposit with the Company the stock certificates representing the shares of Common Stock owned by such shareholder.
If any shareholder who wishes to dissent from the Merger fails to comply with any of the above-summarized conditions set forth in Article 113 of the CBCA and the Merger Agreement is consummated, he or she will be entitled to receive the consideration provided in the Merger Agreement but will not have any dissenters' rights under Article 113. Consequently, any shareholder who desires to exercise his or her dissenters' rights is urged to read carefully Article 113 and consult a legal advisor before attempting to exercise such rights.
All written notices of intention to demand payment for shares under Article 113 of the CBCA should be delivered to: George Steel, President, Scientific Software-Intercomp, Inc., 633 17th Street, Suite 1600, Denver, CO 80202, and should be executed by, or on behalf of, the shareholder of record. A record shareholder may not assert dissenters' rights as to less than all of the shares of the Company's Common Stock registered in such shareholder's name unless such shareholder asserts such rights with respect to all of the Common Stock beneficially owned by another person and delivers to the Company a written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. In that event, the rights of a record shareholder will be determined as if the shares as to which the record shareholders dissents and the other shares of the record shareholder were registered in the names of different shareholders. A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf if such beneficial shareholder (i) causes the Company to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (ii) dissents with respect to all shares beneficially owned by the beneficial shareholder.
Not later than ten days following the Effective Time, the Company will give written notice to all shareholders who prior to the shareholder vote on the Merger Agreement delivered to the Company a written notice of their intention to demand payment for their shares if the Merger is consummated and refrained from voting their shares in favor of the Merger Agreement. Any such shareholder who wishes to assert dissenters' rights must then, within thirty days after such notice from the Company is mailed, deliver to the Company a written payment demand and deposit with the Company the stock certificates representing the shares of Common Stock owned by such shareholder. In connection with such written payment demand, the Company will require as permitted by Article 113 that (i) the dissenter certify in writing as to whether or not the dissenter acquired beneficial ownership of the shares before the date that the terms of the Merger Agreement were publicly announced and (ii) where a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the Company that the beneficial shareholder and the record shareholder or record shareholders of all shares beneficially owned by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all of the shares owned by the beneficial shareholder.
After the receipt by the above-discussed thirty-day deadline of a written payment demand, the Company will pay to the shareholder the fair value of the shares, as estimated by the Company, together with interest from the Effective Time until the date of payment, which payment will be accompanied by (i) the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, as amended, and Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998, as amended, (ii) a statement of the Company's estimate of the fair value of the shares, (iii) an explanation of how the interest was calculated, and (iv) a statement of the dissenter's right to demand supplemental payment along with a copy of Article 113 of the CBCA. However, the Company will as permitted under Article 113 of the CBCA withhold payment from dissenting shareholders who do not certify in writing, in or with the payment demand, that they acquired beneficial ownership of the stock prior to the date of first public announcement of the terms of the Merger Agreement, notify such shareholders of the Company's estimate of fair value of the shares, the rate of interest to be used, and the basis thereof and offer to pay these amounts if the shareholder agrees to accept them in full satisfaction of his or her rights.
If the dissenting shareholder believes that the amount paid or offered by the Company is less than the fair value of his or her shares or that interest was incorrectly calculated, he or she may, within thirty days after the date the Company paid or offered its estimate of the fair value of the shares, deliver to the Company a written notice of the dissenting shareholder's estimate of the fair value of the shares and of the amount of interest due and may demand payment of any deficiency from the payment made by the Company or reject the Company's offer, as the case may be.
If a demand for payment by a dissenting shareholder remains unresolved, the Company may within sixty days after receiving the payment demand commence a proceeding in the District Court for the City and County of Denver, Colorado to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within such sixty-day period, it must pay to each dissenter whose demand remains unresolved the amount demanded. If the Company does commence a proceeding, all dissenters whose demands have not been settled shall be parties to such proceeding. The court may appoint appraisers to consider evidence and recommend a decision on the question of fair value. It is currently expected that the Company will take the position that the fair value of the Company's Common Stock for purposes of determining payments to be made to any dissenting shareholders is best indicated by the quoted price for the Company's Common Stock on March 31, 1998, the last trading day before the proposed Merger was first announced by the Company. At that time the quoted price for the Company's Common Stock as reported in the "pink sheets" maintained by the National Quotation Bureau, Inc. was $0.18 per share. A court may nonetheless ultimately determine the fair value to be more or less than such quoted price. Shareholders of the Company who are considering exercising their dissenters' rights may also wish to consider selling their shares of the Company's Common Stock in the open market as an alternative.
The court generally must assess the costs of the proceeding against the Company, except that the court may assess costs against all or some of the dissenters in amounts the court finds equitable to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment. In addition, the court may assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable against any party the court finds acted arbitrarily, vexatiously, or not in good faith. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for such services should not be assessed against the Company, the court may award to the counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
THE  MERGER  AGREEMENT
Merger  Consideration
Upon the consummation of the Merger, each outstanding share of Common Stock, other than shares as to which dissenters' rights have been duly asserted under Colorado law, will be automatically converted into the right to receive the Merger Consideration.
Treatment  of  Stock  Options  and  Warrants
At the Effective Time, each outstanding option to purchase the Company's Common Stock, whether or not then vested or exercisable, will be canceled by the Company and each holder of a canceled option will be entitled to receive from BHOO at the time of such cancellation, an amount in cash, without interest, equal to the product of (i) the number of shares of the Company's Common Stock previously subject to such option whether or not then exercisable or vested, and
(ii) the excess, if any, of the Merger Consideration over the exercise price per share applicable to such option reduced by any applicable income tax withholding. Of the currently outstanding options to acquire in the aggregate 1,552,124 shares of the Company's Common Stock, options to acquire in the aggregate 10,500 shares of Common Stock have exercise prices less than the Merger Consideration. The Company has agreed to obtain consents from its option holders to the foregoing payment procedure. Each outstanding warrant to purchase the Company's Common Stock will be canceled prior to the Closing in connection with the amendments to the Company's loan agreements with Lindner and Renaissance.
Representations  and  Warranties
The Merger Agreement contains various representations and warranties of each of the Company and BHOO. These include, among other things, representations and warranties of the Company as to (i) its organization and good standing, (ii) the identity and ownership of its subsidiaries, (iii) its capital structure, (iv) its authority relative to the execution and delivery of, and performance of its obligations under, the Merger Agreement, (v) the absence of conflicts between the Merger Agreement and applicable law and the contracts of the Company, (vi) status of the compliance of the Company's financial statements with accounting standards and the status of its filings with the SEC and regulatory authorities,
(vii) the absence of undisclosed liabilities in and changes with respect to its financial statements in its filings with the SEC, (viii) taxes, (ix) the absence of pending or threatened material litigation or other actions, (x) the absence of any default under agreements to which the Company is a party, (xi) compliance with applicable laws including compliance with requirements applicable to the Company's foreign subsidiaries' prior operations in Libya, (xii) employee benefit plans, (xiii) labor matters, (xiv) its properties, licenses and permits,
(xv)  certain  environmental  matters,  (xvi)  intellectual  property rights and
(xvii)  insurance.
The representations and warranties of BHOO include, among other things, those as to (i) the organization and good standing of BHOO, (ii) its authority relative to the execution and delivery of, and performance of its obligations under, the Merger Agreement, (iii) the absence of conflicts between the Merger Agreement and applicable law and the contracts of BHOO and (iv) the availability to Sub of sufficient funds to fulfill its obligations under the Merger Agreement. Covenants Relating to Conduct of Business by the Company Pending the Merger Pursuant to the Merger Agreement, the Company has agreed that the Company (and its subsidiaries) will: (i) carry on its businesses in the ordinary course of such business as previously conducted, (ii) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, split, combine or reclassify any of its capital stock or issue of any other securities in respect of, in lieu of or in substitution for shares of its capital stock,
(iii) except for the repurchase by the Company of the shares of its preferred stock held by Halliburton for a price not to exceed $2,500,00 as contemplated by the Merger Agreement, not repurchase or otherwise acquire any shares of its capital stock, (iv) not issue any securities except for the issuance of Common Stock pursuant to the exercise of previously granted stock options, (v) not make any loans to any person except for the customary advancement of routine employee expenses, (vi) not amend or propose to amend its articles of incorporation or bylaws, (vii) not acquire or agree to acquire a substantial equity interest in or a substantial portion of the assets of, any other business, (viii) not dispose of any material portion of its assets, (ix) not authorize a plan of complete or partial liquidation or dissolution of the Company, (x) not agree to increase any compensation or benefits to be received by any of its directors, officers or employees or terminate the employment of any employee of the Company without cause, (xi) not incur any indebtedness for borrowed money except for working capital under existing credit facilities, guarantee any such indebtedness, enter into any lease agreement or security agreement in connection with any indebtedness or commit to aggregate capital expenditures in excess of $10,000, (xii) notify BHOO of any material occurrence in its business or of any legal proceedings or investigations, (xiii) maintain all policies of insurance,
(xiv) not enter into any agreement which is not terminable by the Company without penalty on no more than thirty days' prior notice to the other party and
(xv) not solicit any inquiry, proposal or offer to acquire the Company (as discussed more fully under "No Solicitation of Acquisition Proposals" immediately below).
No  Solicitation  of  Acquisition  Proposals
Under the Merger Agreement the Company has agreed that it will not, nor will it permit any of its directors, officers, employees or agents to, solicit or encourage, directly or indirectly, any inquiry, proposal or offer with respect to an acquisition of the Company (an "Acquisition Proposal") or engage in any negotiations regarding an Acquisition Proposal. However, the Merger Agreement does not prohibit the Company or its directors from, after giving notice to BHOO
(i) complying with Rule 14e-2 of the Exchange Act regarding disclosure of the Company's position with respect to Acquisition Proposal involving a tender offer for the shares of the Company's Common Stock or (ii) prior to the Special Meeting of Shareholders (a) providing information (pursuant to a confidentiality agreement in reasonably customary form) to or engaging in any negotiations or discussions with any person or entity who has made an unsolicited Acquisition Proposal to acquire all the outstanding shares of Common Stock of the Company that is superior to the Merger and is reasonably capable of being financed and consummated (a "Superior Proposal") and (b) terminating the Merger Agreement to concurrently enter into a definitive acquisition agreement with respect to the Superior Proposal if the Company's directors, after consultation with its outside legal counsel, determine that the failure to do so would be inconsistent with its fiduciary or other legal obligations to its stockholders or creditors. If the Company terminates the Merger Agreement to enter into an acquisition agreement with respect to a Superior Proposal, the Company must pay to BHOO a termination fee as discussed more fully under "Termination Fee and Expenses" below.
Indemnification  and  Insurance
     The  Merger  Agreement  provides  that  the  officers  and directors of the
Company will be entitled to continuing indemnification by Sub after the Effective Time against certain possible claims relating to the period prior to the Effective Time to the same extent as such persons are presently entitled to indemnification under the Articles of Incorporation and the Bylaws of the Company. The Merger Agreement also provides that the Company may obtain a tail policy for the current directors and officers' policy held by the Company provided that the total premium for such tail policy does not exceed $55,750. Certain Additional Provisions
Pursuant to the Merger Agreement, the Company has agreed, among other things, to
(i) provide BHOO access to the Company's employees and representatives and books and records of, and other information regarding, the Company, (ii) supply BHOO with certain reports on a periodic basis, (iii) repurchase at or prior to the closing of the Merger Agreement its shares of Preferred Stock held by
Halliburton for an aggregate price not to exceed $2,500,000, (iv) use all reasonable efforts to cause the Loan Agreement dated April 26, 1996 (the "Lindner and Renaissance Loan Agreement") among the Company, Lindner and Renaissance to be amended to provide that the amount owed by the Company to Lindner under such Loan Agreement is reduced to no more than $1,400,000 (to be paid in full at the closing) and the amount owed by the Company to Renaissance under such Loan Agreement is reduced to $1,300,000 (to bear simple interest of 7% and to mature on July 1, 1999), and that Lindner and Renaissance shall no longer have any rights to acquire any shares of the Company's capital stock, (v) prior to the closing pay in full the amount owed by the Company to Bank One, Colorado, N.A. ("Bank One") under the Borrower Agreement dated December 17, 1997 between Bank One and the Company, and cause any security interests of Bank One under such agreement to be fully released.
Conditions  to  the  Merger
The respective obligations of each party to effect the Merger are subject to the satisfaction prior to the Closing Date of the following conditions: (i) the Merger Agreement must have been approved by the requisite affirmative vote of the holders of the outstanding shares of the Company's Common Stock entitled to vote thereon, (ii) all consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from any governmental entity in connection with the consummation of the Merger Agreement must be obtained, except where the failure to obtain such consents, approvals, permits would not be reasonably likely to result in a material adverse effect on BHOO or the Company (assuming the Merger has taken place), and no such consent, approval, permit or authorization shall impose terms or conditions that would be reasonably likely to have a material adverse effect on BHOO or the Company (assuming the Merger has taken place) and (iii) no injunctions or restraints issued by any court of competent jurisdiction or other legal restraint preventing  the  consummation  of  the  Merger  shall  be  in  effect.
The obligations of BHOO to effect the Merger are further subject to the satisfaction of the following conditions: (i) each of the representations and warranties made by the Company in the Merger Agreement must be true and correct in all material respects as of the date of the Merger Agreement and the Closing Date except for any breach which would not have a sufficient adverse effect so as to cause the Company to fail to meet certain financial tests set forth in the Merger Agreement, (ii) the Company must have performed in all material respects all obligations required to be performed by the Company under the Merger Agreement, (iii) no injunction shall be in effect which imposes any limitations on the ability of BHOO to control the business or operations of BHOO or the Company, imposes any limitations on BHOO's ownership of operation of BHOO's or the Company's businesses or assets or compelling BHOO to divest or hold separate all or any portions of the businesses or assets of BHOO or the Company, or imposing any limitation on BHOO or the Company regarding the conduct of business, and no suit or proceeding seeking such an injunction or otherwise preventing the consummation of the Merger shall be pending, (iv) the Company must have obtained all third-party consents required to consummate the Merger,
(v) there shall not be pending any material litigation or proceeding against the Company, (vi) all intellectual property rights owned or used by the Company that have not heretofore been assigned to the Company by its employees, consultants and agents shall have been assigned to the Company or BHOO's designee, (vii) prior to the closing the Lindner and Renaissance Loan Agreement shall have been amended to provide that the amount owed by the Company to Lindner under such agreement is reduced to no more than $1,400,000 (to be paid in full at the closing) and the amount owed by the Company to Renaissance under such Loan Agreement is reduced to $1,300,000 (to bear simple interest of 7% and to mature on July 1, 1999), and that Lindner and Renaissance shall no longer have any rights to acquire any shares of the Company's capital stock, (viii) at or prior to the closing the amount owed by the Company to Bank One under the Borrower Agreement dated December 17, 1997 between Bank One and the Company must be paid in full and any security interests of Bank One under such agreement must be fully released, (ix) no material adverse event with respect to the Company shall have occurred, (x) all of the shares of the Company's preferred stock held by Halliburton shall have been repurchased for an amount not to exceed $2,500,000,
(xi) the Company must have disposed of the assets of its Pipeline Simulation Business for cash proceeds of at least $1,500,000, and (xii) compliance with two financial tests as described under the "Financial Tests" caption below. Lindner and Renaissance agreed on March 31, 1998 to accept at the closing of the Merger discounted amounts of $1.4 million and $1.3 million respectively in satisfaction of the outstanding $6.5 million principal plus accrued interest. On March 27, 1998, Halliburton agreed to accept $2.5 million in cash in exchange for its $4.0 million preferred stock holding in the Company at the closing of a third party acquisition of the Company, provided that the acquisition is completed prior to August 31, 1998. Under the Merger Agreement, the discounted $1.4 million obligation to Lindner will be paid at the Closing and the discounted $1.3 million obligation to Renaissance will become payable on July 1, 1999. The Merger Agreement further provides that the Company's preferred stock held by Halliburton will be repurchased for $2.5 million at or before the Closing.
Effective May 1, 1998, the Company sold to LIC the assets of the Company's Pipeline Simulation Business in exchange for $1,500,000 in cash and the assumption by LIC of certain current liabilities associated with the Pipeline Simulation Business in the amount of $145,000.
The obligations of the Company to effect the Merger are further subject to the satisfaction of the following conditions that: (i) each of the representations and warranties made by BHOO in the Merger Agreement must be true and correct in all material respects as of the date of the Merger Agreement and the Closing Date and (ii) BHOO must have performed in all material respects all obligations required to be performed by it under the Merger Agreement.
Financial  Tests
     The obligation of BHOO to effect the Merger is subject to the Company's compliance with two financial tests. The first test requires that the net working capital of the Company reflected on an unaudited consolidated balance sheet as of a date no earlier than seven days prior to the Closing Date be no less than the net working capital reflected on the Company's unaudited December 31, 1997 consolidated balance sheet furnished to Baker Hughes prior to the March 27, 1998 letter agreement, less $500,000. The computation of net working capital at closing will exclude the assets of the Pipeline Simulation Business sold to LIC but will include the proceeds from such sale and the computation of net working capital will also exclude the fee payable to Simmons, all of the principal and interest of the Company's indebtedness to Lindner and Renaissance and certain other adjustments to net working capital as previously agreed between the Company and BHOO.
The second financial test with respect to the obligation of BHOO to effect the Merger is that after the date of the Merger Agreement there has been no material adverse discovery relating to the Company that individually or in the aggregate adversely affect, or could reasonably be expected to adversely affect, the Company or its business in an amount of $500,000 or greater. The matters described in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the SEC will not constitute a material adverse discovery nor will operating losses in the ordinary course of business of the Company unless such losses result in the Company's failure to satisfy the net working capital test described above.
Termination
The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after approval of the Merger Agreement by shareholders of the Company, under the following circumstances:
(i)          by  mutual  written  consent  of  the  Company  and  BHOO;
(ii) by the Company or BHOO if (a) the Merger is not consummated by September 30, 1998 (provided that the right to terminate shall not be available to the party whose failure to fulfill any covenant or agreement under the Merger Agreement is the cause of the failure to consummate the Merger Agreement by September 30, 1998), (b) the issuance of any final and nonappealable order, decree or ruling which prohibits the Merger or (c) at a duly held meeting of the Company's shareholders the required approval by the requisite vote of such shareholders shall not have been obtained;
(iii) by BHOO if (a) the Company fails to use its good faith best efforts to call and hold a shareholders meeting to vote on the Merger Agreement by July 27, 1998, (b) the Company fails to comply in any material respect with any of the covenants or agreements contained in the Merger Agreement to be complied with or performed by the Company at or prior to such date of termination (provided such breach has not been cured within thirty days following receipt by the Company of notice of such breach and is existing at the time of termination of the Merger Agreement), (c) any representation or warranty of the Company contained in the Merger Agreement is not true and correct in all material respects and not cured within thirty days except for any breach which would not have a sufficient adverse effect so as to cause the Company to fail to meet certain financial tests described above, or (d) there has been any material adverse change or discovery with respect to the Company which causes the Company to fail the financial tests described above;
(iv) by the Company if (a) BHOO fails to comply in any material respect with any of the covenants or agreements contained in the Merger Agreement to be complied with or performed by it at or prior to such date of termination (provided such breach has not been cured with thirty days following receipt by BHOO of notice of such breach and is existing at the time of termination of the Merger Agreement) or (b) any representation or warranty of BHOO contained in the Merger Agreement is not true and correct in all material respects and not cured within thirty days;
(v) by BHOO if the Board of Directors of the Company (a) withdraws or modifies in a manner adverse to BHOO its recommendation or approval of the Merger Agreement, or (b) recommends to the Company's shareholders any other Acquisition Proposal;
(vi) by the Company if it elects to terminate the Merger Agreement to enter into a definitive acquisition agreement with respect to a Superior Proposal if the Company's directors, after consultation with its outside legal counsel, determine that the failure to do so would be inconsistent with its fiduciary or other legal obligations to its stockholders or creditors; or
(vii) by BHOO if any governmental entity issues any final injunction or takes any other action which permanently imposes any limitations on the ability of BHOO to control the business or operations of BHOO or the Company, imposes any limitations on BHOO's ownership of operation of BHOO's or the Company's businesses or assets or compelling BHOO to divest or hold separate all or any portions of the businesses or assets of BHOO or the Company. Termination Fee and Expenses
The Merger Agreement provides that each party will bear its own expenses in connection with the Merger Agreement and the transactions contemplated thereby if the Merger is not consummated.
If either BHOO or the Company terminates the Merger Agreement because (i) of the failure of any condition to the Merger the satisfaction of which is or was within the reasonable control of the Company, (ii) (a) the Company fails to use its good faith best efforts to call and hold a shareholders meeting to vote on the Merger Agreement by July 27, 1998, (b) the Company fails to comply in any material respect with any of the covenants or agreements contained in the Merger Agreement (provided such breach has not been cured with thirty days following receipt by the Company of notice of such breach and is existing at the time of termination of the Merger Agreement), (c) any representation or warranty of the Company contained in the Merger Agreement is not true and correct in all material respects and not cured within thirty days except for any breach which would not have a sufficient adverse effect so as to cause the Company to fail to meet certain financial tests set forth in the Merger Agreement, or (d) there has been any material adverse change or discovery with respect to the Company which causes the Company to fail to meet certain financial tests, (iii) the Board of Directors of the Company (a) withdraws or modifies in a manner adverse to BHOO its recommendation or approval of the Merger Agreement, or (b) recommends to the Company's shareholders any other Acquisition Proposal, or (iv) the Company elects to terminate the Merger Agreement to enter into a definitive acquisition agreement with respect to a Superior Proposal if the Company's directors, after consultation with its outside legal counsel, determine that the failure to do so would be inconsistent with its fiduciary or other legal obligations to its stockholders or creditors (each a "Termination Payment Event"), the Company must pay to BHOO as a result of such termination a fee in the amount of $500,000. If BHOO or the Company terminates the Merger Agreement for any reason other than a Termination Payment Event and the Company consummates an acquisition transaction within one year of the date of the Merger Agreement, the Company must pay to BHOO a fee in the amount of $500,000, except that if the Merger
Agreement is terminated by BHOO because of a failure of a condition the satisfaction of which was not within the Company's reasonable control and the Company consummates an acquisition transaction other than with Halliburton, then the foregoing termination fee will be (i) reduced to $250,000 if such acquisition transaction was for equivalent consideration no more than $1 million less than the aggregate Merger Consideration or (ii) eliminated if such acquisition transaction was for equivalent consideration more than $1 million less than the aggregate Merger Consideration.
Amendment;  Waiver
The Merger Agreement provides that it may be amended at any time before or after approval of the Merger Agreement by the Company's shareholders, but after any such shareholder approval no amendment may be made which by law requires further approval by the Company's shareholders without such further shareholder approval. In addition, the parties to the extent legally allowed may waive any inaccuracies in the representations and warranties and waive compliance with any of the agreements or conditions contained in the Merger Agreement. Payments to Dissenting Shareholders
For a discussion of dissenting shareholders' rights with respect to the Merger Agreement, see "Dissenters' Rights."
ACCOUNTING  TREATMENT
It  is anticipated that the Merger will be accounted for and treated by Sub as a
purchase  business  combination  transaction.    Accordingly,  the  assets  and
liabilities of the Company will be recorded at their fair values as of the Effective Time.
                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES
The following discussion summarizes certain federal income tax considerations resulting from the Merger. It is a summary of existing law and proposed Treasury Regulations only, and it is not intended as a substitute for careful tax planning. No rulings will be applied for from the Internal Revenue Service ("IRS") with respect to any of the federal income tax consequences discussed herein, and thus there can be no assurance that the IRS will agree with the conclusions set forth below. Subsequent proposed, temporary or final Treasury
Regulations may adopt different positions. Moreover, the legal authorities on which the discussion is based may be changed at any time. Any such changes may be retroactively applied and could modify the federal income tax consequences that result from the Merger.
The federal income tax consequences to any particular shareholder may be affected by matters not discussed below. For example, certain types of holders (including holders who acquired shares of Common Stock pursuant to the exercise of options or otherwise as compensation, holders who may be subject to the alternative minimum tax, individuals who are not citizens or residents of the United States, foreign corporations, insurance companies, tax-exempt organizations and regulated investment companies) may be subject to special rules not addressed herein.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. SHAREHOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES RESULTING FROM THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN AND OTHER TAX LAWS.
The conversion of the Common Stock into the right to receive cash consideration in the Merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction for state, local or other tax purposes. With respect to the Merger Consideration, a holder of shares of Common Stock will recognize gain or loss at the Effective Time equal to the difference between (i) the sum of the amount of cash consideration to be received and (ii) such shareholder's tax basis in the Common Stock. A shareholder who exercises dissenters' rights will recognize gain or loss equal to the difference between
(i) the amount of cash received pursuant to such exercise of dissenters' rights and (ii) such shareholder's tax basis in the Common Stock. Recognized gain or loss will be capital gain or loss, assuming the shares of Common Stock are held as a capital asset, and will be long-term capital gain or loss if such shares of Common Stock are held for more than eighteen months, mid-term capital gain or loss if such shares of Common Stock are held more than one year but less than eighteen months, and short-term capital gain or loss if such shares of Common Stock are held for one year or less. Such gain or loss must be calculated separately for each block of Shares of Common Stock (e.g. shares acquired at the same price in a single transaction) held by the holder.
Backup Withholding and Reporting Requirements. Backup withholding at the rate of 31% may apply in certain circumstances with respect to dividends paid on, and proceeds from the taxable sale, exchange or other disposition of, the Company's Common Stock, unless the shareholder (i) comes within certain exempt categories and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Company with his or her correct taxpayer identification number may be subject to penalties imposed by the IRS. Any amount withheld under these rules will be creditable against the shareholder's federal income tax liability.
The Company will report to their shareholders and the IRS the amount of "reportable payments" and any amounts withheld with respect to the Company's Common Stock during each calendar year.
THE FOREGOING DISCUSSION OF MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES, IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF SATE, LOCAL AND FOREIGN TAX LAWS, AND OF PROPOSED CHANGES IN APPLICABLE TAX LAWS.

               DESCRIPTION OF SCIENTIFIC SOFTWARE-INTERCOMP, INC.
BUSINESS
The Company develops and markets software for the development and production of oil and gas wells and provides associated interdisciplinary technical support services, consulting and training. As discussed below, the Company sold the assets of its Pipeline Simulation Business effective May 1, 1998.
The Company's Exploration and Production business lines consist of the Exploration and Production Consulting (E&P Consulting) business line and the
Exploration and Production Technology (E&P Technology) business line. E&P Technology markets computer-aided production software which provides oil and gas industry professionals with a comprehensive set of powerful cost-effective tools to describe, simulate and predict oil and gas production from reservoirs under alternative simulated development plans. These predictions are used to determine optimal development plans for maximizing recoverable reserves, thereby reducing oil and gas finding costs per equivalent barrel. The consulting services of E&P Consulting include integrated field development studies, 4-D seismic reservoir management, reserves audits, certifications and valuations, reservoir simulation, enhanced oil recovery and well performance studies and regional stratigraphic and petrophysical evaluations.
During 1997, the Company's management and Board of Directors formulated and implemented a plan to improve the Company's financial performance through a merger, alliance or sale of the Company and to divest the Company of underperforming assets. As part of this plan, the Company sold the assets of the Pipeline Simulation Business to LIC effective May 1, 1998 as discussed in
Note 10 of the Notes to the Annual Consolidated Financial Statements contained herein. Prior to the sale, the Company's Pipeline Simulation business marketed software for the simulation and monitoring of oil and gas pipelines, as well as software for various related applications including engineering design, leak detection, optimization of transportation efficiency and pipeline dispatcher training. The Pipeline Simulation Business consulting services included implementation of real time system projects, leak sensitivity analysis and design studies, operator training and product training courses, real time system tuning and optimization and expert witness testimony.
The consulting and training services are the single largest element of the Company's business, comprising 52% of the Company's total revenues in 1997. In the E&P Consulting business, consultants typically use the Company's products to carry out their project work, but software sales are generally standalone and do not generally result from the consulting services. E&P Consulting revenues represented 55% of total Exploration and Production revenues in 1997. In the Pipeline Simulation Business, consulting services and sales of software were tightly linked. Consulting services in that Business included the integration of the Company's off-the-shelf software and sometimes involved various degrees of customization; consulting and training revenues totaled 60% of the revenues of the Pipeline Simulation business in 1997. Since its formation in 1968, the Company believes that it has established a reputation for technical excellence of its software products and consulting services in reservoir description, simulation and monitoring. In the late 1980s, the Company recognized the need to provide an integrated system of E&P Technology products that could be more broadly utilized by the oil and gas industry. Also, the availability of increasingly powerful and affordable computers enables the Company's E&P Technology software products to operate on UNIX -based workstations and personal computers, and more recently on Windows-based personal computers, with capabilities historically available only on mainframe computers. The Company has developed Petroleum WorkBench , an integrated software system that allows effective access to the Company's high technology stand-alone products. In 1997, new modules of Petroleum WorkBench were released which increased the technical breadth of this software package. These developments have had the effect of significantly expanding the market for the Company's software products from its historical market of research experts and technical specialists using mainframe computers to include non-expert industry professionals, such as petroleum engineers and geologists, using workstations or personal computers. These developments have also increased the functionality and ease of use of the Company's products to the oil and gas industry by lowering hardware costs and reducing the need to utilize these experts in order to take advantage of the Company's technology.
The Company's executive offices are located at 633 17th Street, Suite 1600, Denver, Colorado 80202 and its telephone number is (303) 292-1111. History
     The Company, a Colorado corporation, was formed in 1968 and, since that time, has developed and marketed sophisticated applications software together with computer-related consulting services, principally for reservoir description and reservoir and pipeline simulation. The Company believes that it has established a reputation for technical excellence of its software products and consulting services in reservoir description, simulation and monitoring. In June 1983, the Company acquired Intercomp Resource Development and Engineering, Inc. ("IRDE"), which had developed additional software products for reservoir simulation. In January 1984, the Company acquired CRC Bethany International, Inc. ("CRC"), a wholly owned subsidiary of Crutcher Resources Corporation. The acquisition of CRC provided the Company with software systems that modeled real-time data, collected and stored by Supervisory Control and Data Acquisition ("SCADA") systems installed on oil and gas pipelines. Several trends, including lower oil and gas prices, have driven the oil and gas industry to reduce the risk and cost, and to increase the effectiveness, of development and production activities. This has led many energy companies to reduce budgets, and to reduce the employment of research and technical experts in the various petroleum industry disciplines, in favor of non-expert industry professionals. The Company recognized the need to provide an integrated system of products for use by these non-experts. By 1991, the Company had developed Petroleum WorkBench which provides the industry with broader access to
sophisticated  engineering  solutions.    Management  believes  that  these
developments, coupled with the availability of increasingly powerful and affordable personal computers, has opened a significant market for Petroleum WorkBench.
Strategy
Recent Strategy Developments. During the period of December 1995 and January 1996, the Company determined that the cumulative effects of the releases of Windows 95, and Windows NT and new more powerful pentium-based PC's had significantly changed the broad market for corporate computing systems and software. During 1995, the Company successfully released the Windows version of the WorkBench product, constituting a major breakthrough for the Company. The reaction from the marketplace was very positive and the Company made a decision to fundamentally change its emphasis to the personal computer market, instead of the previous strategy of providing products for all segments of computer hardware mainframe, minicomputer, and personal computer markets. This decision was also encouraged by positive reaction from clients in the second half of 1995 to "WBserv," a personal computer application that allows for transfer of computationally intensive operations to servers and minicomputers.
It then became apparent to the Company that the access point of software users would be based on desktop 32 bit technology. While extremely large and complex software such as that of the Company previously could not have operated on other than mainframe or minicomputer machines, the personal computers which have become available along with the continued enhancements of Distributed Computer Environments (DCE) makes it today possible to operate the software from a desktop PC.
With the acceptance of the Company's Windows interface, which encompasses core software products plus graphical and interactive features of a Windows environment, the Company identified that the personal computer market would not only be another market for the Company's products--it would be the primary market. Accordingly, the Company decided to focus its future market and development activities on this new primary market.
The Company reduced its emphasis on making sales to new customers in widely dispersed international markets and in marketplaces with widely diverging computing platform environments.
The Company focused on high quality performance in serving existing customers in order to achieve an adequate rate of return in future periods.
Cost reductions were carried out, reducing staff and reducing development expenditures by comparison to 1995 and earlier years.
The Company's strategy is to provide complete, high technology, computing solutions and other services for the development and production of oil and gas reservoirs and the pipeline transportation of oil and gas. The following sections discuss in detail how the Company is executing this overall strategy. Integration of High Technology Products. Since its formation, the Company has developed a series of software products designed to describe, simulate and monitor oil and gas reservoirs, and to simulate and monitor oil and gas pipelines and surface facilities. These products include nearly all facets of technology necessary for field management and field monitoring in the oil and gas industry. The Company has begun integrating these products, which increases the functionality and ease of use of the high technology solutions provided by the Company's products.
The Company's first integrated product, Petroleum WorkBench, includes six of the Company's major stand-alone E&P Technology products. It is the Company's intention to continue integrating its stand-alone products until the full breadth of the Company's technology is included within one integrated, easily accessible product, that will allow non-expert professionals working individually or in asset teams to work in multiple disciplines, using the same database and applications software.
Expansion of Marketing Efforts and Customer Base. The Company believes that by continuing the integration and accessibility of its software, the market for its software and related consulting services can be expanded to increase sales to non-expert industry professionals. The Company intends to intensify its marketing efforts to this larger market, in addition to continuing to market its products to its established customer base of expert users.
Complete Range of Services. The Company believes that offering a complete range of consulting and training services is a critical component of its business. It intends to continue enhancing and expanding the range of consulting services to meet the growing requirements of its customers. The Company also believes that providing sophisticated and comprehensive consulting services promotes and advances acceptance and awareness of its products.
Technical Leadership. The Company intends to continue developing new software products and enhancing existing software products, both internally and through jointly-funded development efforts, to respond to developments by competitors and changes in technology. The Company also intends to continue to attract and retain highly-skilled professionals in computer software programming and various petroleum industry disciplines in order to provide for the development and enhancement of its products and services. The Company intends to continue to evaluate, and, if attractive, acquire or license products and technologies which it believes are important to achieving its strategy.
Products,  Services  and  Customers
Exploration  and  Production  Products,  Services  and  Customers
The Company's products and related consulting services address the development and production areas of reservoir description and simulation. The Company's reservoir description products provide for the analysis of well logs and core, the use of seismic data, analysis of pressure and performance of wells, and mapping and analysis of the basic geology and reservoir rock parameters. Reservoir description data is then input into mathematical reservoir simulators offered by the Company to predict future production performance under various simulated development scenarios after matching historical performance. Use of reservoir simulation provides more accurate forecasts of oil and gas recovery and assists in the determination of how reservoirs should be optimally
developed.    The  primary  products  being  marketed  by  the  Company  are:
Reservoir Description. This module has the capability of log and core analysis to calculate rock and fluid properties; and geological cross-section, mapping and contouring capability.
Interpret/2 (well test analysis). Used to analyze pressure and flow tests of a well to predict reservoir flow capability and other formation parameters such as the location of barriers in the reservoir.
WPM (well productivity model). Used to analyze and simulate the productivity of a well under various alternative completion practices, such as hydraulic fracturing and artificial lift, so that the optimum economics for the well can be achieved.
PVT (pressure-volume-temperature characterization of hydrocarbon fluids). Used to analyze laboratory tests of oil and gas samples gathered from a reservoir to determine the accuracy of the data and to construct equations for use of the data.
SimBest II (reservoir simulator for oil, water and gas). Used to model the behavior of an oil and gas reservoir in order to predict the results of various types of reservoir development options, such as in-fill drilling, water floods and gas injection, in order to determine the optimal development plan for the reservoir. The simulator calculates the flow of oil, water and gas in three dimensions through a complex reservoir, including the flow through the wellbores to the surface.
COMP  III,  COMP 4, Comp5 (compositional reservoir simulators for oil, water and gas). Used when the complex fluid behavior in the reservoir requires that oil and gas be defined more precisely by their molecular components such as methane, ethane and propane. These simulators are most often used to simulate and determine the optimum development of gas reservoirs and oil reservoirs undergoing high pressure gas injection. The Company will be releasing in early 1998 a new compositional simulator, named Comp5, which combines features and functionality of COMP III and COMP 4. Comp5 will also be interfaced to the Petroleum WorkBench, thus combining the benefits of compositional simulation and of integrated reservoir management.
THERM (thermal reservoir simulator). Used when modeling thermal enhanced oil recovery processes such as steam injection and in-situ combustion. This is the most complex simulator because it also includes mathematical simulation of such thermodynamic factors as heat combustion and combustion reaction kinetics. This simulator is used to predict optimum recovery using thermal enhanced recovery processes for reservoir development.
AHM (adaptive history matching system for use with reservoir simulators). Used to help match a reservoir's historical production of oil, gas and water. A final calibrated (history matched) model can then be used to simulate future production under various hypothetical operating scenarios. This software includes such displays as color 3-D and 4-D (showing the passage of time) maps and simulated color visualizations of fluids flowing through the reservoir. PETROLEUM WORKBENCH (an integrated set of high technology products for reservoir management). This integrated set of products is used to perform reservoir description, simulation, and monitoring on a workstation or personal computer. Expert or non-expert professionals can use this integrated set of products to select optimal reservoir development plans using the highest technology more quickly and efficiently than with non-integrated and individually designed products. By delivering in a Microsoft Windows 95/NT PC-based integrated environment advanced petroleum technology originally developed for Unix workstations, the Petroleum WorkBench makes this technology accessible to a much larger market of professionals.
The current release of the Petroleum WorkBench includes technology and applications for well core and log analysis; well test design and interpretation (Interpret/2); reservoir simulation (SimBest II) with graphical pre- and post-processing; production decline analysis; well performance modeling (WPM). This is combined with various graphical display capabilities, including mapping
and  cross-sections.    In  1997,  the  Company  released  a  new  module  for
geostatistical modeling, WBgeos. In early 1998, a new release will extend the graphical pre- and post-processor and the network interface, WBserv, for reservoir simulation to handle compositional simulation.
WBgeos.    A  new  add-on  module  released  in the fourth quarter of 1997 which extends the reservoir modeling capabilities of the Petroleum WorkBench to include modern geostatistical technology. An alternative to traditional mapping of reservoir properties using contours (hand-drawn or computer-generated), geostatistics provide a better representation of the variation of these properties between wells, resulting in reservoir models more faithful to the real reservoir geology. As WBgeos is fully integrated to the reservoir simulation module in the WorkBench, higher quality geologic models can be readily simulated, yielding more efficient history matching and more reliable reservoir performance predictions.
WBserv.    The  client/server  option  for  the Petroleum WorkBench which allows engineers and geoscientists to use high-performance Unix workstations for compute-intensive applications like reservoir simulation while operating all interactive and graphical software in a desktop Windows 95/NT environment. With this network feature provided through a dedicated client/server module, a smaller number of high-end workstations can efficiently handle the needs of a team of users, a department, or an entire company spread across several geographic locations, resulting in lower Information Services capital and operating costs. Simultaneously, users remain in a familiar Windows computing environment, eliminating the need for users to be trained on workstations and their unfriendly Unix and X-Windows software systems, while benefiting from the high-performance computing this computer hardware offers.
In addition, the Company has specialized simulators for gas producers and/or gas utilities: Omega (gas storage reservoir simulator) and Omnet (reservoir simulator for multiple gas storage reservoirs and surface network facilities and pipelines).
The Company also provides consulting and training, on the use and application of the Company's products and technology to a client's reservoir management needs. The Company provides consulting services in the areas of geophysics, 4D seismic monitoring, geology, petrophysics, reservoir engineering and production and completion engineering. The Company has designed cost-effective exploitation methods, production and injection operations, and enhanced oil recovery schemes. The Company also performs reserve evaluations; special simulation techniques for artificial lift, horizontal drilling and massive hydraulic fracturing; and
designs and recommends development plans for an entire oil field. Pipeline Simulation Products, Services and Customers
During 1997, the Company's management and Board of Directors formulated and implemented a plan to improve the Company's financial performance through a merger, alliance or sale of the Company and to divest the Company of underperforming assets. As part of this plan, the Company sold the assets of the Pipeline Simulation Business LIC effective May 1, 1998 as discussed in Note 10 of the Notes to the Annual Consolidated Financial Statements. Prior to the sale, the Company's Pipeline Simulation business marketed software for the simulation and monitoring of oil and gas pipelines, as well as software for various related applications including engineering design, leak detection, optimization of transportation efficiency and pipeline dispatcher training. The Pipeline Simulation Business consulting services included implementation of real time system projects, leak sensitivity analysis and design studies, operator training and product training courses, real time system tuning and optimization and expert witness testimony.
Research  and  Development
The Company is committed to the continued enhancement of its petroleum industry software and to the development of software and services having new or related applications. The Company's objective is to develop products that are considered to be high quality and technically advanced that will meet the needs of the company's customers and enable them to grow and develop their reserves more cost effectively.
In E&P Technology, a new version of Petroleum WorkBench was released in 1997 with the addition of a geostatistics module. Additional enhancements including conversion to an open architecture and updates to other modules are planned. The Company will be releasing in early 1998 a new compositional simulator named Comp5, which will replace Comp III. Development and upgrade of black oil and thermal is ongoing. In the Pipeline area, a new version of TGNET was released in the first quarter of 1998.
During the years ended December 31, 1997, 1996 and 1995, the Company spent $3.4 million, $2.9 million and $5.5 million, respectively, for development of new products and the improvement and enhancement of existing products. Marketing, Sales and Customer Support
Marketing  Strategy
The Company's marketing strategy is to create customer awareness of existing and new products and to publicize its technical expertise through participation at technical meetings and conferences, publication of scientific papers, presentation of technical proposals to existing and potential customers, and sponsorship of product focus groups. The Company continually surveys the market and analyzes the products and services offered by the Company and its competitors in order to identify new developments, market trends and changing preferences and requirements of the market place. The Company will develop marketing plans specifically tailored for its products that identify the appropriate distribution channels to reach the target market or market segment and will permit the effective promotion of the products. The Company supports its customers by providing complete consulting, technical and training services by experts in computer systems and the various technical applications disciplines for all product areas.
Sales  Staff,  Locations  and  Customer  Support
The Company sells its products, consulting and other services on a worldwide basis primarily through its direct sales force. Since sales of the Company's products require technical interaction with customers, members of the sales force generally are technically qualified as well as having significant sales and marketing experience. In addition, sales and marketing personnel are actively supported by technical personnel and senior management of the Company. Sales/support personnel are located in each of the Company's offices in Denver, Houston, Calgary, London, and Beijing, People's Republic of China. Local sales agents are utilized principally in countries in which local representation is necessary or appropriate. The Company markets certain of its products through local agents in certain foreign countries.
The Company provides installation and product training, on-site consulting and 24-hour telephone availability of systems and technical experts as part of its customer support services.
Backlog
The Company's backlog at December 31, 1997, 1996 and 1995, was $4.2 million, $6.7 million and $9.5 million, respectively, of which 76% of the 1997 amount is expected to be earned by December 31, 1998. Approximately 19% of year-end backlog for 1997 relates to Pipeline Simulation projects that were transferred with the sale of the Pipeline Simulation assets on May 1, 1998 as discussed in
Note 10 of the Notes to the Annual Consolidated Financial Statements. Levels of backlog have declined in proportion to declines in annual revenue. End of year backlogs vary depending on the timing of major sales, but approximate to between 3 and 5 months of revenue.
Competition
The market for most of the products and services offered by the Company is highly competitive, although the number of competitors generally is limited. The principal competitive factors faced by the Company are product functionality, product obsolescence and competitors' worldwide marketing capability. Sales of the Company's products and services would be adversely affected should competitors introduce new products with better functionality, performance, price or other competitive characteristics.
The principal competitors in the licensing and sale of development and production software are GeoQuest, a division of Schlumberger; Landmark, a subsidiary of Halliburton; and a number of smaller competitors.
The competition in the licensing and sale of Pipeline Simulation software is fragmented with individual companies often marketing only one or two products. Significant competitors in software licensing and supply of related services of real time, on-line products in the leak detection and real-time modeling areas are Stoner and Associates and LIC.
Geographic  and  Business  Line  Data
Geographic  Revenue  Data
     The following table sets forth the Company's consolidated revenues by geographic area for 1997, 1996 and 1995:



                           1997          1996          1995
                           ----          ----          ----
                                    (In thousands)


United States. . . . . . .  $ 3,536  $ 4,239  $ 6,542
Foreign:
 Far East. . . . . . . . .    2,415    3,849    4,191
 Middle East . . . . . . .      682      912    1,265
 Canada. . . . . . . . . .    1,142      880      924
 Europe. . . . . . . . . .    2,559    3,548    4,476
 Central and South America    1,693    2,861    2,299
 Africa. . . . . . . . . .       88    2,318    1,755
 Other . . . . . . . . . .      277      397        0
                            -------  -------  -------
Total Foreign. . . . . . .    8,856   14,765   14,910
                            -------  -------  -------
Total Revenue. . . . . . .  $12,392  $19,004  $21,452
                            =======  =======  =======



Revenue derived from foreign sources amounted to 71%, 78% and 70% of total revenues for 1997, 1996 and 1995, respectively. Foreign revenue is subject to a number of factors such as political instability, changes in protective tariffs, tax policies, and export-import controls. See Note 8 of the Notes to the Annual Consolidated Financial Statements for information on foreign and domestic operations and the Company's United States export revenue.
Much of the Company's business is conducted with large, established U.S. and foreign companies (sometimes acting as government contractors), governments and national petroleum companies of foreign governments. Qualifying foreign receivables are insured, subject to a deductible loss amount, under an insurance policy with the Foreign Credit Insurance Association, an agency of the United States Export-Import Bank. The Company performs credit evaluations when considered necessary and generally does not require collateral.
Business  Line  Data
     The following table sets forth the percentage of total revenue contributed by each of the Company's classes of products and services for 1997,1996 and 1995:

                           1997          1996          1995
                           ----          ----          ----


Exploration and Production
 Consulting and training .   46%   55%   50%
 Licenses and Maintenance.   32%   22%   26%
 Other . . . . . . . . . .    2%    1%    2%
                            ----  ----  ----
   Total . . . . . . . . .   80%   78%   78%
Pipeline Simulation
 Consulting and training .    8%   13%   13%
 Licenses and Maintenance.   11%    9%    8%
 Other . . . . . . . . . .    1%    *%    1%
                            ----  ----  ----
   Total . . . . . . . . .   20%   22%   22%
                            ----  ----  ----
Other. . . . . . . . . . .    *%    *%    *%
   Total . . . . . . . . .  100%  100%  100%
                            ====  ====  ====


*Less  than  1%.

During 1997 and 1995, there was no single customer that accounted for 10% or more of the Company's revenue and the loss of which would have a material adverse effect on the Company's business. During 1996, the Company derived $2.3 million, or 12% of its consolidated revenue from the National Nigerian Petroleum Corporation.
Proprietary  Rights
The Company has protected its proprietary computer software by restricting access to the underlying source code through technical means and by requiring its customers to enter into licensing arrangements that are protective of the Company's intellectual property rights in such software. For enforcement of its rights in the software, the Company relies upon laws relating to trade secrets and the misappropriation of confidential business information, as well as unfair competition laws, which are generally recognized in both state and international
judicial  proceedings.    Additionally,  the  Company  obtains  federal  and
international protection of its computer software through federal copyright and the international copyright protection afforded by the Berne Convention with reciprocal copyright protection in over 75 countries. To date, the Company has not sought to patent any of its computer software. While the Company does not rule out obtaining patent protection for computer software at some future time, the present procedure for obtaining patent protection would require the Company to secure a patent in the United States and all foreign countries where the software might be utilized, even though the patentability of software in some foreign countries remains questionable and in the process of patenting the software in the United States the Company would be required to fully disclose the source code to the public through its patent application.
In addition, the Company requires all employees and consultants who have access to its proprietary information and software to execute confidentiality agreements.
Employees
As of December 31, 1997, the Company employed 88 persons full-time in all locations. As of May 31, 1998, the Company had 51 full-time employees, the reduction reflecting the sale of the Pipeline Simulation business on May 1, 1998 and attrition among the remaining employees. The Company also engages technical consultants as required to carry out project work.
PROPERTIES
     All  of  the Company's operations are conducted in leased space as follows:


                            Approximate     Current
Location                  Lease Expiration  Sq. Ft.  Annual Rent
------------------------  ----------------  -------  ------------
Denver, Colorado . . . .  May 2002           10,300  $    152,000
Houston, Texas . . . . .  July 1998          10,000  $   113,750*
Calgary, Alberta, Canada  September 2001     10,700  $     31,000
Egham, Surrey, England .  September 2008     10,500  $    276,000



In addition, the Company maintains a small office in Beijing, People's Republic of China.

*  $113,750  for  a  seven  month  period  from  January  to  July  1998.

LEGAL  PROCEEDINGS
To the knowledge of management, there are no claims pending or threatened against the Company or any of its subsidiaries which individually or collectively could have a material adverse effect upon the Company, its financial condition, results of operations or cash flows.
Securities and Exchange Commission Investigation. On September 11, 1997, the Company resolved the investigation by the SEC of the Company's disclosures and financial statements for the years ended December 31, 1993, 1994 and 1995. Without admitting or denying any of the allegations of the SEC, the Company settled the matter by consenting to the entry of a permanent injunction prohibiting future violations by the Company of Section 17(a) of the Securities Act of 1933, and Sections 10 (b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the
Securities Exchange Act of 1934 and Rules 10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 thereunder and to an order to restate the Company's financial statements for the years ended December 31, 1993, 1994 and 1995. The SEC staff has advised the Company that, with the entry of the permanent injunction, the investigation into this matter as to the Company has been concluded.
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
General
The Company develops and markets software for the development and of oil and gas wells and provides associated inter-disciplinary technical support services, consulting and training.
The following discussion is management's assessment of the Company's historical financial performance and condition. This discussion should be read in conjunction with the Consolidated Financial Statements of the Company and the related Notes thereto contained herein. The Company's financial statements have been prepared on the assumption that the Company will continue as a going concern. As discussed in Note 1 of the Notes to the Annual Consolidated Financial Statements, the Company has experienced recurring losses from operations and has a significant accumulated shareholders' deficit, which raises substantial doubt about the Company's ability to continue as a going concern. The Company's plans in this regard are discussed below and in Note 1 of the Notes to Consolidated Financial Statements.
The Company has entered into a merger agreement pursuant to which the Company would be acquired and merged into an indirect wholly owned subsidiary of Baker Hughes, excluding the assets of the Company's Pipeline Simulation Business which were sold to LIC on May 1, 1998 as discussed below. The acquisition of the Company by Baker Hughes is subject to customary conditions, as well as the approval by the Company's shareholders. It is currently expected that the closing of the acquisition will occur in the third quarter of 1998. The Company recognizes software license revenue on delivery provided that a legally binding licensing agreement containing all material terms has been executed, there are no remaining significant obligations and that collection of the resulting receivable is probable. In a contract where the remaining obligations are insignificant such as installation, training and testing, the allocable revenue is deferred and recognized upon completion of performance. The Company does not recognize any software revenue until all significant vendor
obligations  are  met.    Software  maintenance  revenue  is  recognized  on  a
straight-line basis over the term of the contract. Certain combined software and service contracts are accounted for using the percentage of completion method with contract revenue recognized based on: (a) value-added output measures of progress for the software portion of the contract after meeting certain specified contractual criteria, and having used the installed software in completing specifications for the engineering services on the project, which have been accepted by the client, and (b) input measures of work performed on an hours-to-hours basis for the services portion of the contract. Fixed-price contract revenue is recognized using the percentage of completion method, calculated on the ratio of labor hours incurred to total projected labor hours. Losses on contracts accounted for using the percentage of completion method are recognized at the time they are identified. See Note 3 of Notes to Consolidated Financial Statements.
The Company has received extensive comment letters from the Staff of the SEC on various periodic reports of the Company filed with the SEC, and the Company's financial statements included therein. As a result of procedures undertaken by the Company in responding to such comment letters, as well as the separate SEC investigation of the Company's disclosures and financial statements for the years ended December 31, 1995, 1994 and 1993 which was concluded as to the Company in September 1997, the Company has restated its financial statements for the years ended December 31, 1995, 1994 and 1993. The Company's audited restated financial statements for the year ended December 31, 1995 are presented elsewhere herein. See Note 2 of the Notes to the Annual Consolidated Financial Statements for a further discussion of the restatement adjustments to the 1995 financial statements, including a table presenting certain amounts as restated compared to the corresponding amounts as originally reported. Such restatement also reflects for comparability purposes the disposition by the Company of the Kinesix division effective September 3, 1996. See Note 11 of the Notes to the Annual Consolidated Financial Statements. The Company's audited restated Company's financial statements for the years ended December 31, 1994 and 1993, along with corresponding financial disclosures, have been filed with the SEC as an amendment to the Company's 1997 Form 10-K.
Including the restatement of revenues from continuing operations to reclassify in loss from discontinued operations the $2.0 million in 1995 revenues attributable to the Kinesix Division, total revenues for 1995 have been reduced from the amount previously reported by $2.6 million, from $24.1 million to $21.5 million. In addition, the 1995 restatement resulted in a reduction of the net loss from the amount previously reported by $27,000, from $24,924,000 to $24,897,000.
FINANCIAL  POSITION  AND  FINANCING  AGREEMENTS
At December 31, 1997, the Company's working capital ratio was .96 to 1, based on current assets of $5.9 million and current liabilities of $6.2 million. The Company's working capital was 1.27 to 1 at December 31, 1996 based on current assets of $10.8 million and current liabilities of $8.5 million. At December 31, 1995, the Company's working capital was .77 to 1, based on current assets of $10.5 million and current liabilities of $13.6 million. The Company's working capital ratio at March 31, 1998 was .85 to 1.0, based on current assets of $4.8 million and current liabilities of $5.7 million.
The Company has obtained the following financing and restructuring of convertible debentures and bank revolving line of credit:
In April 1996 Lindner, whose parent company, Ryback Management Corporation, was then a 14% shareholder and is currently a 19% shareholder of the Company, invested $5 million in the Company in exchange for a senior secured note at 7% payable in five years and non-detachable warrants to purchase 1.5 million shares of the Company's Common Stock at an exercise price of $3.00 per share for five years.
In April 1996 Renaissance converted $250,000 of principal of its convertible debentures for 282,218 shares of the Company's Common Stock and converted the balance of $1.5 million principal of its convertible debentures into a senior secured note at 7% payable in five years and non-detachable warrants to purchase 450,000 shares of the Company's Common Stock at an exercise price of $3.00 per share for five years. The terms of the secured note and non-detachable stock purchase right are substantially the same as for those issued to Lindner. The Lindner and Renaissance transactions were accounted for under Accounting Principles Board Opinion No. 14, Accounting for Convertible Debt and Debt Issued
                                 -----------------------------------------------
with Stock Purchase Warrants, by accounting for the notes and the non-detachable
----------------------------
warrants as a single obligation with no separate value assigned to the warrants. Effective April 1, 1996, Bank One and the Export-Import Bank of the United States ("Exim Bank") restructured and renewed a bank line of credit for the Company to April 15, 1997. Bank One established a revolving line of credit pursuant to which the Company could utilize up to $1.5 million for (a) short-term borrowings for working capital purposes and (b) the issuance of letters of credit for bid guarantees, performance bonds and advance payment guarantees. Under the terms of the bank credit agreement, in April 1996 the Company repaid the $2.9 million balance then owed pursuant to the previous line of credit, using proceeds from the Lindner and Renaissance Senior Secured Notes. In October 1996, The Company repaid the $750,000 balance owed pursuant to the bank credit agreement as of September 30, 1996. Effective April 16, 1997 the
Company  and  Bank  One  agreed  to extend the revolving credit facility through
October 15, 1997. Due to the Company's improved cash position and decreased need for credit at that time, the revolving credit facility was decreased from $1.5 million to $.9 million. The collateral for the line is the Company's accounts receivables from non-U.S. domiciled customers to the extent necessary to collateralize the line. All receivables not necessary for the line and substantially all other assets except those of the Canadian subsidiary are collateral for the Lindner and Renaissance senior secured notes.
On October 30, 1997, the Company and Bank One agreed to change the terms of the April 16, 1997 agreement to:
i.          Extend  the  maturity  date  to  November  30,  1997,
ii. Change the interest rate from the bank's prime rate of interest to the bank's prime rate of interest plus one (1) percentage point, and
iii. Limit the principal amount of the line of the revolving credit facility to $650,000.
On November 30, 1997, the Company and Bank One agreed to extend the maturity date to August 15, 1998 and to reduce the principal amount of the line of the revolving credit facility to $230,000 after March 15, 1998. The credit line of $230,000 would remain available only to secure certain standby letters of credit. Subsequently, Bank One agreed that the revolving credit facility could remain at $650,000 in consideration of the Company's agreement to repay the principal outstanding balance on May 1, 1998. On May 1, 1998, the Company paid off the loan balance of $382,000 with interest.
The credit facility is supported by a guarantee from Exim Bank which reduces down as the credit line reduces and expires in full on August 15, 1998. The Company pays Exim Bank a fee equal to 1.5% of the guarantee and is required to purchase credit insurance for foreign receivables at a cost of $.38 per hundred dollars of the amount of the insured receivables.
As of December 31, 1997 the balances of the revolving credit facility, amounts of short-term cash borrowings and letters of credit outstanding, and credit available under the revolving credit facility were as follows:


                                 December 31, 1997   March 31, 1998
                                 ------------------  ---------------
Revolving credit facility limit  $          650,000  $       650,000

Amounts outstanding:
  Short-term cash borrowings. .             382,000          379,856
  Letters of credit . . . . . .             257,000          267,537
                                            639,000          647,393
                                 ------------------  ---------------
Credit available. . . . . . . .  $           11,000  $         2,607
                                 ==================  ===============



The Company has completed the financing and restructuring of the convertible debentures and the bank revolving line of credit described above. The Company anticipates that it will have negative cash flow from operations in the second and third quarters of 1998. Although the proceeds from the sale of the Pipeline Simulation business in May 1998 have improved the cash position of the Company by $1.5 million, the Company may not be able to meet all of its anticipated short-term (less than one year) operating needs. At this time the Company does not anticipate that it will be successful in obtaining any required additional debt or equity financing.
At December 31, 1997 and March 31, 1998, the Company was in violation of identical financial covenants with respect to its notes payable to Bank One, Lindner and Renaissance, for which the Company has received waivers from Lindner and Renaissance for the reporting period.
The covenants violated require that the Company's tangible net worth, as it and other covenant terms are defined in the covenants, exceed $(3 million); its net liabilities to net worth ratio not exceed 3 to 1; its current ratio exceed 1 to 1; and that the Company has positive annual cash flow at the end of the most recent fiscal year. As of December 31, 1997, the Company's tangible net worth, net liabilities to net worth ratio, current ratio, and annual cash flow, as defined under the covenants, were approximately $(5.8 million), 7.42 to 1, .96 to 1, and $(5.4 million), respectively. As of March 31, 1998, the Company's tangible net worth, net liabilities to net worth ratio, current ratio, and annual cash flow, as defined under the covenants, were approximately $(6 million), 15 to 1, .85 to 1 and $(.5 million), respectively.
As of December 31, 1997 and March 31, 1998, the Company continues to classify the notes payable to Lindner and Renaissance as long-term obligations since both Lindner and Renaissance have waived the financial covenant violations for the reporting period and indicated that they would not require repayment of the debt on demand. The Company's note payable to Bank One is classified as a short-term liability as of December 31, 1997 and March 31, 1998 and was repaid in full on May 1, 1998.
In addition, the Company has not made its interest payment due in October 1997 on the Lindner and Renaissance debt. Lindner and Renaissance have taken no action with respect to such defaults, and such defaults will be remedied by the agreements of Lindner and Renaissance discussed in Note 14 of the Notes to the Annual Consolidated Financial Statements if the pending sale of the Company to Baker Hughes discussed in Note 14 is completed.
The term of a bank line of credit of the Company's United Kingdom subsidiary ended in May 1996, and the outstanding balance of $300,000 was repaid along with accrued interest. The term of a bank line of credit of the Company's Canadian subsidiary ended in May 1996. There were no outstanding borrowings under this facility.
RESULTS  OF  OPERATIONS
Revenue
The following table sets forth revenues by business line for 1997, 1996 and 1995 (in thousands):


                       1997     1996     1995
                      -------  -------  -------
(Restated)

E&P Consulting . . .  $ 5,491  $ 9,766  $10,091
E&P Technology . . .    4,436    4,935    6,796
Pipeline Simulation.    2,465    4,303    4,565
Total Revenue. . . .  $12,392  $19,004  $21,452
                      =======  =======  =======



Comparison  of  1997  to  1996
Total revenues decreased 35% to $12.4 million in 1997 from $19.0 million in 1996. All business lines of the Company experienced a decline in revenues due to a decreased level of sales.
Revenue in E&P Consulting decreased 44% to $5.5 million in 1997 compared to $9.8 million in 1996. Revenues in 1996 included revenue of $2.3 million recognized upon collection of the final settled contract amount of $3.9 million related to a foreign consulting project with respect to which the work was performed and revenue in the amount of $1.6 million was recognized prior to 1996 but then was reserved as a bad debt in the fourth quarter of 1995 as collection of the $1.6 million receivable was at that time not deemed probable by the Company. (See the discussion under the "Recovery of Accounts Receivables" caption below.) Revenue in 1997 declined as a result of the decrease in the number of billable personnel caused by personnel attrition resulting from the competitive market for experienced personnel. During the year the Company initiated steps to replace the personnel who had left the Company.
Revenues in E&P Technology decreased 10% to $4.4 million in 1997 compared to $4.9 million in 1996. The Company introduced new products and product upgrades to existing software in 1997, but increasing competition and high investment by the Company's two principal competitors limited sales.
Revenues in Pipeline Simulation, the assets of which were sold to LIC on May 1, 1998 as discussed under the "Sale of the Assets of the Pipeline Business Line" caption, decreased 42% to $2.5 million in 1997 compared to $4.3 million in 1996. Sales declined partly as the result of increasing competitive price and market share pressure, and partly as the result of delays in the completion of several major projects
Comparison  of  1996  to  1995
Total revenues decreased 12% to $19.0 million in 1996 from $21.5 million in 1995. Most of the decline in revenue was in the E&P Technology business line. Revenue in E&P Consulting decreased 3% to $9.8 million in 1996 compared to $10.1 million in 1995. Revenues in 1996 included revenue of $2.3 million recognized upon collection of the final settled contract amount of $3.9 million related to a foreign consulting project with respect to which the work was performed and revenue in the amount of $1.6 million was recognized prior to 1996 but then was reserved as a bad debt in the fourth quarter of 1995 as collection of the $1.6 million receivable was at that time not deemed probable by the Company. (See the discussion under the "Recovery of Accounts Receivables" caption below.)
Revenues in E&P Technology decreased 28% to $4.9 million in 1996 compared to $6.8 million in 1995. The decrease was primarily attributable to the significant non-recurring sale in 1995 of 30 copies of the Company's Petroleum WorkBench software to a major U.S. oil and gas company.
Revenues in Pipeline Simulation decreased 4% to $4.3 million in 1996 compared to $4.5 million in 1995, with sales of the Company's upgraded software product released in March 1996, TGNET Windows, offsetting a reduction in project revenues.
The Company's number of days' revenues outstanding in accounts receivable (DRO) has historically been relatively high due to the nature and terms of many of the Company's revenue contracts and due to the relatively slow-paying nature of several of the foreign entities with which the Company has done business. The Company has taken measures in this regard to improve contractual payment terms and to improve business processes to reduce the DRO. As a result, DRO has decreased from 1995 to 1997.
Comparison  of  First  Quarter  1998  to  First  Quarter  1997
The following table sets forth revenues by business line for the first quarter of 1998 and 1997:




                      First Quarter
                      --------------
                           1998        1997   Pct. Change
                      --------------  ------  ------------
(In thousands)

E & P Consulting . .  $        1,207  $1,822         (34%)
E & P Technology . .             828   1,215         (31%)
Pipeline Simulation.             672     597           13%
                      --------------  ------  ------------
Total Revenue. . . .  $        2,707  $3,634         (26%)
                      ==============  ======  ============


First quarter 1998 total revenue decreased 26% to $2.7 million compared to $3.6 million in 1997. Net loss was $724,000, or $(.08) per share in the first quarter of 1998, compared to a net income of $9,000, or $.00 per share in the first quarter of 1997.
The E & P Consulting first quarter 1998 revenue decrease was partly caused by a reduction in the number of billable employees due to market competition for experienced personnel. Lower backlog, causing inefficiency, also reduced revenues.
E & P Technology first quarter 1998 revenue decrease was caused by lower unit sales of the Petroleum WorkBench.
Pipeline Simulation Business first quarter 1998 revenue was slightly ahead of the 1997 average quarterly revenue, helped by the release of the Company's new version of its TGNET product. The Pipeline Simulation assets were purchased by LIC on May 1, 1998. The purchase was accounted for as a disposal of assets in accordance with Accounting Interpretations of Accounting Principal Board Opinion 30 (AIN-APB30).
     Foreign  Revenue
Revenue derived from foreign sources during 1997, 1996 and and 1995 is set forth below:


                  Revenue From
                     Foreign      Percentage of
                     Sources      Total Revenue
                 ---------------  --------------
                 (In thousands)
1997. . . . . .  $         8,856             71%
1996. . . . . .  $        14,765             78%
1995 (Restated)  $        14,910             70%



Management believes that foreign revenue will continue to be an important factor in the Company's business. See "Business Geographic and Business Line Data" for information regarding the particular geographic areas in which the Company generated foreign source revenue during these periods. Levels of export revenues are subject to a number of factors, including market changes, competitive pressures, political instability, changes in protective tariffs, tax policies and export-import controls.
Comparison  of  Foreign  Revenues  for  1997,  1996  and  1995
Foreign revenues have continued to grow as a percentage of total revenue since the early 1990's when oil and gas companies started to spend a larger part of their budget in non-USA exploration and development. The Company expects that foreign revenues will vary on an annual basis as significant projects are started and completed, but will probably now remain in the order of 70% to 80% of total revenues.
In 1995, the Company's foreign operations experienced an aggregate loss from operations of $9.8 million, which was primarily attributable to the portion of the 1995 write-down of capitalized software and bad debt provision allocable to foreign operations. See Note 13 of the Notes to the Annual Consolidated Financial Statements
U. S. export revenues as presented in Note 8 of the Notes to the Annual Consolidated Financial Statements were generated primarily through non-recurring software sales in the Pipeline Simulation and E&P Technology business lines and through large Pipeline Simulation consulting projects. The nature of these export revenues can result in significant variations from year to year. In the Far East, U.S. export revenues have predominantly been Pipeline projects, with a major revenue milestone on a significant project occurring in 1996. Thus, revenue is high ($1.5 million) in 1996 by comparison to 1995 and 1997. Central/South America projects have generally been E&P Consulting projects. As financial performance on these projects has often been unsatisfactory, the Company has de-emphasized this market. Accordingly, revenues in 1995 and 1996 have declined to $1.7 million in 1997.
U.S. export revenues in Europe, which result primarily from Pipeline projects, decreased in 1997 as the Company focused its Pipeline resources in other parts of the world.
U.S. export revenues in Canada are generally small, non-recurring Pipeline projects and thus revenues are quite variable. In addition, the Company does not cover the Canada market with permanent sales staff.
     Backlog
Backlog at December 31, 1997, 1996 and 1995 was $4.2 million, $6.7 million and $9.5 million, respectively. 76% of the 1997 amount is expected to be earned by December 31, 1998. Approximately 19% of year-end backlog for 1997 related to Pipeline projects which were transferred with the sale of the assets of the Pipeline Simulation Software effective May 1, 1998.
Levels of backlog have declined in proportion to declines in revenue. Backlog amounts vary depending on the timing of major sales, but approximate to between 3 and 5 months of revenue.
Backlog at March 31, 1998 was $3.5 million, down from the backlog at December 31, 1997 backlog of $4.2 million, partly due to difficulties experienced by the Company in the marketplace caused by ongoing uncertainty concerning its future.
     Costs of Consulting and Training and Costs of Licenses and Maintenance In the second quarter of 1996, management took steps to reduce overhead, non-billable staff personnel, and other costs, and to further emphasize direct accountability for profitability and cash performance at the operating level. These measures resulted in lower expenses in 1997. However, revenues in
Consulting  and  Training  declined.


                                   Costs as % of Revenue
                                   ----------------------
                                         Net Change        Net Change
                                            1997              1996      1995
                                   ----------------------  -----------  -----
Costs of Consulting and Training.                    126%          65%  (61%)  72%    7%
Costs of Licenses and Maintenance                     42%          62%    20%  69%    7%
Costs of Other Revenues . . . . .                     65%          69%     4%  60%  (9)%



Comparison  of  1997  to  1996
Costs of consulting and training as a percentage of revenues increased to 126% in 1997 from 65% in 1996 primarily due to the following reasons: (i) in 1996, revenues included $2.3 million resulting from the collection of the full $3.8 million contract amount for a foreign project for which most of the project costs were incurred prior to 1996 and for which the $1.6 million in revenue recognized in 1995 was reserved in 1995 as a bad debt; and (ii) 1997 revenues decreased to $6.5 million without a corresponding decrease in costs that are fixed in nature.
Costs of licenses and maintenance as a percentage of revenues decreased from 1996 to 1997 as a result of cost reduction efforts beginning in the second half of 1996 which were focused on employees in the E&P Technology business line who did not have direct customer responsibilities.
Comparison  of  1996  to  1995
Costs of consulting and training as a percentage of revenues decreased from 1995 to 1996 primarily due to the $1.6 million in costs incurred in 1995 with respect to the above-discussed foreign project, an additional $2.3 million of revenue for which was recognized in 1996, without significant additional project costs, upon the collection in 1996 of the full contract amount.
Costs of licenses and maintenance as a percentage of revenues decreased from 69% in 1995 to 62% in 1996 primarily due to control of costs at the E&P Technology business line level.
Comparison  of  First  Quarter  1998  to  First  Quarter  1997
Comparative percentages of costs to revenue by business line for the first quarter of 1998 and 1997 are set forth in the following table:


                               First Quarter
                               --------------
                                    1998       1997   Net Change
                               --------------  -----  -----------
Cost of Consulting & Training            108%    72%        (36%)
Cost of Licenses. . . . . . .             92%    86%         (6%)
Cost of Maintenance . . . . .             47%    35%        (12%)
Cost of Other Revenue . . . .              6%    35%          29%


Costs of consulting and training as a percent of revenue increased in the first quarter of 1998 over the first quarter of 1997 due to lower revenue in relation to fixed costs.
Costs of licenses and maintenance as a percentage of revenue increased in the first quarter of 1998 over the first quarter of 1997 due to the decline in revenue.
     Selling,  General  and  Administrative  Expenses
Comparison  of  1997  to  1996
In the second quarter of 1996, management took steps to reduce overhead, personnel, and other costs. These measures resulted in lower costs in 1997 compared to 1996. Selling, General and Administrative expense decreased $2.7 million or 41% to $3.9 million in 1997 from $6.6 million in 1996. Selling costs were reduced by $2.4 million and General Administrative costs were reduced by
$0.3 million as the result of reductions in staffing in the second quarter of 1996 and throughout 1997.
Comparison  of  1996  to  1995
Selling, general and administrative expense decreased $4.2 million or 39% to $6.6 million in 1996 from $10.8 million in 1995. As a result of increased receivable collection efforts, the provision for bad debts decreased from $2.6 million in 1995, which included the reserve of a $1.6 million receivable for a foreign project, to $.4 million in 1996. General Administrative costs were reduced by $0.5 million in 1996 as the result of reductions in staffing in the third quarter of 1995. For a discussion of certain non-recurring charges for 1995, see Note 13 of the Notes to the Annual Consolidated Financial Statements. Comparison of First Quarter 1998 to First Quarter 1997
Selling, General and Administrative expense decreased $313,000 or 28% to $810,000 in the first quarter of 1998 from $1.123 million in the first quarter of 1997, as reductions in overhead, announced in December, 1997 impacted costs.
     Recovery  of  Accounts  Receivable
In 1996 the Company received payments totaling $3.9 million related to the final settled contract amount for a foreign consulting project. The payments included $1.6 million related to an account receivable that had been reserved for at December 31, 1995 pursuant to the Company's recent practice of generally increasing the allowance for doubtful accounts by the amount of any accounts receivable that have aged more than six months. The receipt of the $1.6 million was reported as a reduction of expenses in the statement of operations under the line item "Recovery of accounts receivable." The remaining amount of $2.3 million was reported as revenue in 1996. See the discussion above under the "Revenue" caption.
     Software  Research  and  Development
The following table summarizes total costs of development and enhancement of the Company's software products for 1997, 1996 and 1995. The Company's software development and enhancement costs are accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 86.


                                             1997    1996    1995
                                            ------  ------  -------
(In thousands)
Software expenditures:
  Capitalized software costs . . . . . . .  $2,483  $1,963  $ 4,766
  Costs charged to research and
  development expense. . . . . . . . . . .     919     890      780
  Total software expenditures. . . . . . .  $3,402  $2,853  $ 5,546
                                            ======  ======  =======

Software expenses charged to earnings
  Research and development expense . . . .  $  919  $  890  $   780
  Amortization of capitalized software . .   2,196   1,894    4,292
  Reduction of capitalized software costs.       -       -   13,926
                                            ------  ------  -------
  Total software expenses recognized . . .  $3,115  $2,784   18,998
                                            ======



The Company has continued its commitment to the development and enhancement of its software products and expects significant product upgrades to be released in 1998, although operating losses in recent quarters and the lack of further equity investment will necessarily reduce the Company's future software development expenditures. In 1996, management reduced the level of software development expenditures by comparison to prior years because sales of software had not reached the projected levels.
     Comparison  of  First  Quarter  1998  to  First  Quarter  1997
The following table summarizes total costs of development and enhancement of the Company's software products for first quarter ended March 31, 1998 and 1997, respectively.


                                                 First Quarter
                                                 --------------
                                                      1998       1997
                                                 --------------  -----
K                                                     $K
Software expenditures
 Capitalized software costs . . . . . . . . . .  $          372  $ 614
 Cost charged directly to operations. . . . . .             100    118
 Total software expenditures. . . . . . . . . .  $          472  $ 732
                                                 ==============  =====

Software expenses charged to earnings
 Cost charged directly to operations. . . . . .  $          100  $ 118
 Amortization of capitalized software . . . . .             495    549
 Total software expenses charged to   earnings
                                                 $          595  $ 667
                                                 ==============  =====



     Settlement  of  Securities  Class  Action  Lawsuit
In October 1995, a class action lawsuit was filed in the United States District Court of the District of Colorado alleging that the Defendants, which included the Company, the former President and Chief Executive Officer of the Company, its former Chief Financial Officer and a former Executive Vice President, violated Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder in issuing financial reports for the first three quarters of 1994 which failed to comply with generally accepted accounting principles with respect to revenues recognized from the Company's contracts with value added resellers.
The Defendants and the Plaintiff initially reached agreement during 1996 for settlement of the claim involving the payment of $1.1 million in cash to be provided by the Company's liability insurer in a court-supervised escrow account, and the Company's issuance of warrants to purchase Common Stock exercisable at the market price of the stock at the time of completion of the settlement, with the number of warrants to be such that their aggregate value was $900,000. Subsequently, the settlement agreement was modified to eliminate the warrants and to provide for an additional $525,000 in cash, to be paid by the Company. The Company concluded that the foregoing settlement was in its best interests in view of the uncertainties of litigation, the substantial costs of defending the claim and the material amount of management time which would be required for such defense. The Company recorded a $900,000 loss contingency in 1996 relating to the proposed agreement for settlement of the claim in accordance with Question 1 of SAB Topic 5:Y. In May 1997, the final approval of the fairness of the settlement was granted by the Court. The Company paid $525,000 in cash and reversed a net $315,000 of the loss contingency reserve of $900,000 after applying additional incurred legal costs.
     Interest  Income  (Expense)
The following table summarizes the components of interest income (expense) for 1997, 1996 and 1995, and for the first quarter ended March 31, 1998 and 1997, respectively. The capitalized interest was included as a component of the capitalized cost of software development projects in progress in accordance with SFAS No. 34.


                         First Quarter
                        ---------------
                             1997         1996    1995    1998    1997
                        ---------------  ------  ------  ------  ------
(In thousands)
Interest income. . . .  $           76   $  34   $  35   $   7   $  27
Interest incurred. . .            (657)   (522)   (606)   (123)   (117)
Interest capitalized .             100     165     109      24     (30)
Net interest (expense)  $         (481)  $(323)  $(462)    (92)  $(120)
                        ===============  ======  ======  ======  ======



Foreign  Exchange  Losses
The Company is subject to risks associated with its various transactions in foreign currencies, primarily the British Pound and the Canadian Dollar, but the Company currently does not believe that such risks are material. The Company continually monitors its risks and uses forward rates in the setting of exchange rates in the costing and pricing for significant projects to minimize risk. During 1997, the Company reported a net foreign exchange gain of $13,000.
During  1996,  the  Company  reported  a  net  foreign exchange loss of $85,000.
During 1995, the Company reported a net foreign exchange gain of $114,000. During the three months ended March 31, 1998, the Company reported a net foreign exchange loss of $36,000 compared to a net foreign exchange gain of $53,000 for the three months ended March 31, 1997.
Disposal  of  Kinesix  Division
On October 9, 1996, the Company announced the execution of final contracts for the previously announced sale of the net assets and business of its graphical user interface segment, otherwise known as the Kinesix Division, to a group including the former President of the Kinesix Division. The sale of this segment of the Company's business was part of management strategy to narrow the focus of the Company's activities to its primary market of the oil and gas industry. The consideration to the Company in the transaction was $410,000, including cash of $376,000 which was received by the Company in October 1996, a note receivable for $32,000, and the purchaser's assumption of liabilities totaling $59,000. The measurement date for accounting for the disposal was August 26, 1996, the date on which management decided to sell the Kinesix Division and the disposal date was September 3, 1996, the effective date of the transaction. The transaction resulted in a loss on disposal of $478,000, which included estimated losses to be incurred by the Kinesix Division from the measurement date to the date of disposal of $66,000. From the measurement date to the balance sheet date of September 30, 1996, the Company incurred a net loss of $66,000 in operating the Kinesix Division, which was charged to a reserve that was recorded in accounting for the loss on disposal. Loss from operations of the discontinued segment from January 1, 1996 to the measurement date was $878,000, including recognition of an expense of $674,000 related to an award against the Company by the American Arbitration Association.
The Company recorded a credit to expense of $99,000 in the first quarter of 1997 related to the settlement of the Kinesix Europe Arbitration Award discussed in
Note 5 of the Notes to Interim Consolidated Financial Statements. The expense reversal represented the difference between the previously accrued loss contingency amount of $674,000 and the actual settlement payment of $575,000. Sale of the Assets of the Pipeline Business Line
During 1997, the Company's management and Board of Directors formulated and implemented a plan to improve the Company's financial performance through a merger, alliance or sale of the Company and to divest the Company of underperforming assets. As part of this plan, the Company announced on January 5, 1998 an intent to sell the Pipeline Simulation assets. These assets as of December 31, 1997 were estimated to have a net carrying value of $4.3 million. As discussed in Note 10 of the Notes to the Annual Consolidated Financial Statements, on March 2, 1998, the Company announced the signing of a definitive binding agreement to sell the assets of the Pipeline Simulation business line to LIC. The transaction closed on May 1, 1998 resulting in consideration to the Company of $1.5 million in cash and the assumption by LIC of current obligations of $145,000. Based on fair market value estimates, the Company recorded a provision of $2.2 million to write down the carrying amounts of the Pipeline Simulation assets to estimated fair value less cost to sell. The Pipeline Simulation business line recorded sales of $2.5 million, $4.3 million and $4.6 million and contributed a net loss of $1.3 million, $.4 million and $1.4 million in 1997, 1996 and 1995, respectively, excluding the provision for the loss of sale of Pipeline Simulation assets recorded in 1997.
Year  2000  Issue
Many computer systems experience problems handling dates beyond the year 1999. Therefore, some computer hardware and software will need to be modified prior to the year 2000 in order to remain functional. The Company is assessing the internal readiness of its computer systems and the compatibility of its software products for handling the year 2000. Generally, the Company's software requires prediction through future time periods and as such major changes to the software are not required. The Company plans to devote the necessary resources to resolve all significant year 2000 issues in a timely manner. Costs associated with the year 2000 assessment and correction of problems noted are expensed as incurred. Based on management's current assessment, it does not believe that the cost of such actions will have a material effect on the Company's results of operations or financial condition.
     STATEMENT  OF  CASH  FLOWS
Cash  Flows  from  Operating  Activities
Comparison  of  1997  to  1996
In 1997, net cash of $1.2 million was provided by operating activities. Net accounts receivable balances as a percentage of revenues declined from 30% in
1996 to 14% in 1997. In 1996, net cash of $1.8 million was provided by operating activities. The most significant reason was the receipt of $3.9 million related to a foreign consulting contract as discussed above under the caption "Recovery of Accounts Receivables."
Comparison  of  1996  to  1995
In 1996, net cash of $1.8 million was provided by operations compared to net cash provided by operations of $2.7 million in 1995.
Comparison  of  First  Quarter  1998  to  First  Quarter  1997
Cash provided from operations was $323,000 for the three months ended March 31, 1998, compared to $576,000 for the year-ago period. The decline in cash provided from operations is primarily due to lower sales.
Cash  Flows  from  Investing  Activities
Comparison  of  1997  to  1996
Net cash of $2.6 million and $2.3 million was utilized in investing activities in 1997 and 1996 respectively. For the years 1997 and 1996, respectively, the Company incurred total software development and enhancement costs of $3.4 million and $2.9 million, of which $2.5 million and $2.0 million was capitalized and $.9 million and $.9 million was charged to expense as research and development costs.
Comparison  of  1996  to  1995
Net cash utilized in investing activities was $2.3 million in 1996 compared to $4.9 million in 1995. The Company incurred total software development and enhancement costs of $2.9 million and $5.5 million, of which $2.0 million and $4.8 million was capitalized and $.9 million and $.8 million was charged to expense as research and development costs, in the years of 1996 and 1995, respectively.
Comparison  of  First  Quarter  1998  to  First  Quarter  1997
Cash used in investing activities decreased $292,000 from the first quarter of 1998 to the first quarter of 1997 due to the reduced costs for capital equipment. Total capitalized software for the full year 1998 is projected to be approximately $1.5 million, which the Company plans to fund from internal cash flows.
Cash  Flows  from  Financing  Activities
In 1997, net cash of $.4 million was provided by financing activities which consisted primarily of cash of $.4 million received from the Company's borrowing against the Bank One revolving credit facility.
In 1996, net cash of $1.9 million was provided by financing activities which consisted primarily of cash of $5.0 million received from the Lindner financing in April 1996, offset in part by the use of part of such funds for full repayment of bank line of credit borrowings outstanding of $3.1 million, followed by additional borrowing of $750,000 under the new bank line of credit. The $750,000 was repaid in October 1996. The Company also used $1.9 million of the funds received in the Lindner financing to reduce accounts payable. In 1995, net cash of $2.0 million was provided by financing activities which consisted  primarily  of  cash  of  $2.6  million  received  from  the Company's borrowing  against  Bank  One  revolving  credit  facility.
     Use  of  Estimates  and  Assumptions
The preparation of financial statements requires that management make certain estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingencies as of the date of the financial statements and the reported amounts of revenue, expenses, gains and losses during the reporting period. Actual results may vary from estimates and assumptions that were used in preparing the financial statements for any period, which may require adjustments that affect the results of operations in later periods. See Note 3 of the Notes to the Annual Consolidated Financial Statements contained herein. Inflation
The Company's results of operations have not been affected by inflation and management does not expect inflation to have a significant effect on its operations in the future.
FORWARD-LOOKING  INFORMATION
From time to time, the Company or its representatives have made or may make forward-looking statements, orally or in writing. This Proxy Statement contains forward-looking statements. Such forward-looking statements may be included in, but not limited to, press releases, oral statements made with the approval of an authorized executive officer or in various filings made by the Company with the Securities and Exchange Commission. Words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project or projected", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). The Company wishes to ensure that such statements are accompanied by meaningful cautionary statements, so as to maximize to the fullest extent possible the protections of the safe harbor established in the Reform Act. Accordingly, such statements are qualified in their entirety by reference to and are accompanied by the following discussion of certain important factors that could cause actual results to differ materially from such forward-looking statements.
Investors should also be aware of factors that could have a negative impact on the Company's prospects and the consistency of progress in the areas of revenue generation, profitability, liquidity, and generation of capital resources. These include: (i) technological and market conditions in the oil and gas industry and software industry, (ii) possible inability of the Company to attract investors for its equity securities or otherwise raise adequate funds from any source, (iii) increased governmental regulation, (iv) unexpected increases in competition, (v) possible inability to retain key employees, (vi) unfavorable outcomes to litigation to which the Company may become a party. The risks identified here are not all inclusive. Furthermore, reference is also made to other sections of this report that include additional factors that could adversely impact the Company's business and financial performance. Moreover, the Company operates in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for Management to predict all of such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
During the Company's two most recent fiscal years and through the date of this Proxy Statement, there have been no changes in and disagreements with the Company's accountants on matters of accounting and financial disclosure.
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of May 6, 1998 with respect to the Common Stock of the Company owned by each person who is known by the Company to beneficially own five percent or more of the outstanding Common Stock, by each Director of the Company, by each of the Company's Named Executive Officers, as defined by the rules of the SEC, and by all Directors and Named Executive Officers of the Company as a group. On May 6, 1998 there were 9,046,804 shares of the Company's Common Stock outstanding, which were held by approximately 450 shareholders of record.



                                                                        Number of
Name and Address of Beneficial Owner . . . . . . . . . . . . . . . . .  Shares         % Beneficial
                                                                        Beneficially   Ownership(6)
                                                                        Owned(6)

George Steel(1)(2) . . . . . . . . . . . . . . . . . . . . . . . . . .     610,000(7)           6.3%
Gordon L. Scheig(1). . . . . . . . . . . . . . . . . . . . . . . . . .      47,036(8)             *
Peter C. Colonomos, Ph.D.(1)(3). . . . . . . . . . . . . . . . . . . .       2,928(9)             *
Dag G. Heggelund, Ph.D.(1)(4). . . . . . . . . . . . . . . . . . . . .     42,500(10)             *
Robert G. Parish, Ph.D.(1)(5). . . . . . . . . . . . . . . . . . . . .    121,315(11)           1.3%
William B. Nichols, Ph.D.(2) . . . . . . . . . . . . . . . . . . . . .     88,741(12)             *
Edward O. Price, Jr.(2). . . . . . . . . . . . . . . . . . . . . . . .     15,500(13)             *
Jack L. Howard(2). . . . . . . . . . . . . . . . . . . . . . . . . . .     63,000(14)             *

All Named Executive Officers and Directors as a group (8) individuals
                                                                             993,244           10.1%

Renaissance Capital Partners II, Ltd.
Renaissance Capital Group, Inc.
Managing General Partner
8080 N. Central Expressway . . . . . . . . . . . . . . . . . . . . . .    847,218(15)           8.9%
Suite 210-LB 59
Dallas, TX 75206-1857
Vance M. Arnold, Executive Vice President

Ryback Management Corporation(16)
7711 Carondelet Avenue, Suite 700
St. Louis, MO 63105. . . . . . . . . . . . . . . . . . . . . . . . . .  3,230,000(17)          30.6%
Eric Ryback, President
*Amount represents less than one percent.


(1)          Named  Executive  Officer.
(2)          Member  of  the  Board  of  Directors.
(3)        Dr. Colonomos resigned from all positions with the Company in January
1998.
(4)       Dr. Heggelund resigned from all positions with the Company in February
1998.
(5)       Dr. Parish's employment with the Company was terminated in April 1998.
(6) Applicable Percentage ownership is based on 9,046,804 shares of Common Stock outstanding as of May 6, 1998, together with applicable options or warrants for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants presently convertible or exercisable within 60 days of May 6, 1998 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.
(7)          Consists of exercisable options to acquire 610,000 shares of Common
Stock.
(8)       Includes exercisable options to acquire 31,000 shares of Common Stock.
(9)          Dr.  Colonomos  holds no options to acquire shares of Common Stock.
(10)      Includes exercisable options to acquire 42,500 shares of Common Stock.
(11)      Includes exercisable options to acquire 78,500 shares of Common Stock.
(12)      Includes exercisable options to acquire 20,000 shares of Common Stock.
(13)      Includes exercisable options to acquire 12,500 shares of Common Stock.
(14)       Includes exercisable options to acquire 5,000 shares of Common Stock.
(15)          Includes  exercisable warrants to require 450,000 shares of Common
Stock.
(16) Ryback Management Corporation controls the Lindner Dividend Funds, a senior secured creditor of the Company.
(17)         Includes exercisable warrants to acquire 1,500,000 shares of Common
Stock.

     In addition, J. Marc Sofia and Barbara J. Cavallo, who are executive officers of the Company not included as Named Executive Officers, beneficially own 81,393 shares and 45,980 shares of Common Stock, respectively, including exercisable options to acquire 74,000 shares and 42,000 shares of Common Stock, respectively, none of which options has an exercise price less than the Merger Consideration of $0.44 per share. Further, Edward F. Frazier, who was an executive officer of the Company during 1997, beneficially owns 11,434 shares of Common Stock, including no exercisable options to acquires shares of Common Stock.
PRICE  RANGE  OF  COMMON  STOCK  AND  DIVIDENDS
     Since July 11, 1995 the Company's Common Stock has traded in the over-the-counter market. The following are high and low closing bid quotations for the Company's Common Stock during the periods indicated, as reported in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

                          Quarter Ended          Prices
                          -------------

                  High    Low
                 ------  -----
                   1998
 First Quarter.    51/8   31/4
 First Quarter.  $  .20  $.125
 Second Quarter     .42    .20
                   1997
 First Quarter.    51/8   31/4
 First Quarter.   .9375    .41
 Second Quarter     .70    .45
 Third Quarter.     .82    .45
 Fourth Quarter     .80   .125
                   1996
 First Quarter.    51/8   31/4
 First Quarter.    3.75   2.38
 Second Quarter    2.88   1.63
 Third Quarter.    1.88    .75
 Fourth Quarter     .94    .23



At May 6, 1998, the Company had approximately 450 stockholders of record. The Company has not paid dividends on its Common Stock since 1981 and does not intend to pay dividends in the foreseeable future. In addition, the payment of dividends is prohibited by the terms of the Company's current revolving credit facility.
On March 31, 1998, the last trading day before the announcement by the Company of the execution of the letter agreement with respect to the Merger, the high and low quotations for the Common Stock were $0.18 and $0.17 per share, respectively. On June 30, 1998 (the last practicable date prior to the mailing of this Proxy Statement), the high and low bid quotations of the Common Stock were both $0.39 per share.
                             PAYMENT TO SHAREHOLDERS
To receive the consideration to which shareholders will be entitled as a result of the Merger, each shareholder will be required to surrender the certificates evidencing the shares of the Company's Common Stock to the Exchange Agent.
Promptly after the Effective Time, the Exchange Agent will mail or make available to each shareholder a notice and letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the share of the Company's Common Stock shall pass, only upon proper delivery of the shares to the Exchange Agent) advising such shareholder of the effectiveness of the Merger and the procedures to be used in effecting the surrender of shares for payment therefor. Promptly after surrender of such shares, the shareholder will receive the Merger Consideration. Shareholders should surrender shares only with a letter of transmittal. PLEASE DO NOT SEND SHARES WITH THE ENCLOSED PROXY.
If payment of the Merger Consideration is to be made to a person other than a person in whose name the shares are registered, it shall be a condition of payment that the shares so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the shares, or shall establish to the satisfaction of BHOO that such tax either has been paid or is not applicable. Until surrendered and exchanged in accordance with the Merger Agreement, after the Effective Time each share of the Company's Common Stock shall represent only the right to receive the Merger Consideration. At the close of business on the day prior to the date of the Effective Time, the stock transfer books shall be closed and no further transfers shall be made. If thereafter any shares are presented for transfer, such shares shall be canceled and exchanged for the Merger Consideration; provided, however, that from after 180 days following the Effective Time, holders of certificates formerly representing the Company's Common Stock will be entitled to look exclusively to Sub and only as general creditors thereof with respect to the Merger Consideration payable upon surrender of such certificates formerly representing the Company's Common Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law.
                                     EXPERTS
The audited financial statements of the Company included in this Proxy Statement, to the extent and for the periods indicated in their reports, have been audited by Ehrhardt Keefe Steiner & Hottman PC, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving such reports. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Special Meeting. These representatives will have an opportunity to make statements if they so desire and will be available to respond to appropriate questions.
                            PROPOSALS BY SHAREHOLDERS
Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders, in the event that the Merger is not consummated prior thereto, must be submitted in writing, addressed to the Secretary of the Company, 633 17th Street, Suite 1600, Denver, Colorado 80202, and must be received by the Company prior to December 31, 1998. The Company reserves the right to exclude any proposal which does not meet all requirements for inclusion established by the SEC in effect at that time.

F-14

                              FINANCIAL INFORMATION

                          INDEX TO FINANCIAL STATEMENTS

INTERIM  CONSOLIDATED  FINANCIAL  STATEMENTS
Consolidated Balance Sheets at March 31, 1998 (Unaudited) and December 31, 1997 F-2
Consolidated  Statements  of  Operations  for  the
     Three  Months  Ended  March  31,  1998  and  1997  (Unaudited)         F-3
Consolidated  Statements  of  Cash  Flows  for  the
     Three  Months  Ended  March  31,  1998  and  1997  (Unaudited)         F-4
Notes  to  Consolidated  Financial  Statements  (Unaudited)          F-5

ANNUAL  CONSOLIDATED  FINANCIAL  STATEMENTS
Independent  Auditors'  Report          F-9
Consolidated  Balance  Sheets  at  December 31, 1997, 1996 and 1995 (Restated)
F-10
Consolidated  Statements  of  Operations  for  the  Years
     Ended  December  31,  1997,  1996  and  1995  (Restated)            F-11
Consolidated  Statements  of  Changes  in Stockholders' Equity (Deficit) for the
     Years  Ended  December  31,  1997,  1996  and  1995  (Restated)       F-12
Consolidated  Statements  of  Cash  Flows  for  the  Years
     Ended  December  31,  1997,  1996  and  1995  (Restated)            F-13
Notes  to  Consolidated  Financial  Statements          F-14

              SCIENTIFIC SOFTWARE-INTERCOMP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


                                                            March 31,    December 31,
                                                           -----------  --------------
                                                              1998           1997
                                                           -----------  --------------
  (Unaudited)
---------------------------------------------------------
ASSETS
Current Assets
 Cash and cash equivalents. . . . . . . . . . . . . . . .  $      615   $         705
 Accounts receivable, net of allowance for doubtful
   accounts of $861 and $881. . . . . . . . . . . . . . .       1,050           1,678
 Work in progress (unbilled revenue). . . . . . . . . . .       1,845           1,707
 Pipeline Assets held for sale, net of
   Provision for impairment of $2,200 (Note 4). . . . . .         756           1,350
 Other current assets . . . . . . . . . . . . . . . . . .         561             502
                                                           -----------  --------------
   Total current assets . . . . . . . . . . . . . . . . .       4,827           5,942

 Software, net of accumulated amortization of
   $37,250 and $36,798. . . . . . . . . . . . . . . . . .       7,211           7,334

 Property and Equipment, net of accumulated depreciation
   and amortization of $4,390 and $4,261. . . . . . . . .         175             248

Other Assets. . . . . . . . . . . . . . . . . . . . . . .       1,388           1,354
                                                           -----------  --------------
                                                           $   13,601   $      14,878
                                                           ===========  ==============

LIABILITIES, REDEEMABLE PREFERRED STOCK,
AND STOCKHOLDERS' (DEFICIT)
Current Liabilities
 Notes payable. . . . . . . . . . . . . . . . . . . . . .  $      382   $         382
 Accounts payable . . . . . . . . . . . . . . . . . . . .         996             842
 Accrued salaries and fringe benefits . . . . . . . . . .         698             729
 Accrued lease obligations. . . . . . . . . . . . . . . .           5               5
 Deferred maintenance and other revenue . . . . . . . . .       1,792           2,101
 Accrued royalties. . . . . . . . . . . . . . . . . . . .         743             698
 Accrual for costs to complete a contract . . . . . . . .          47              72
 Accrued taxes. . . . . . . . . . . . . . . . . . . . . .         108             153
 Other current liabilities. . . . . . . . . . . . . . . .         902           1,207
                                                           -----------  --------------
   Total current liabilities. . . . . . . . . . . . . . .       5,673           6,189

Accrued Lease Obligations . . . . . . . . . . . . . . . .          55              61
Long-Term Obligations . . . . . . . . . . . . . . . . . .         615             611
Senior Secured Notes Payable. . . . . . . . . . . . . . .       6,500           6,500

Redeemable Preferred Stock
 Series A Convertible Preferred Stock, $5 par value;
 1,200,000 shares authorized, 800,000 shares issued and
 outstanding. . . . . . . . . . . . . . . . . . . . . . .       4,000           4,000

Commitments and Contingencies (Notes 5 and 6)
Stockholders' (Deficit)
 Common stock, no par value; $.10 stated value;
   25,000,000 shares authorized, 9,046,804 and 8,878,000
   shares issued and outstanding. . . . . . . . . . . . .         892             888
 Paid-in capital. . . . . . . . . . . . . . . . . . . . .      49,491          49,489
 Accumulated deficit. . . . . . . . . . . . . . . . . . .     (52,906)        (52,182)
 Accumulated other comprehensive income -
   foreign currency translation adjustment. . . . . . . .        (719)           (678)
   Total stockholders' (deficit). . . . . . . . . . . . .      (3,242)         (2,483)
                                                           -----------  --------------
                                                           $   13,601   $      14,878
                                                           ===========  ==============

     The accompanying notes are an integral part of the consolidated financial statements

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                       Three months ended

                                                         March 31, 1998    March 31, 1997
                                                        ----------------  ----------------
                                                          (Unaudited)       (Unaudited)

REVENUE
 Consulting and training . . . . . . . . . . . . . . .  $         1,448   $         2,041
 Licenses. . . . . . . . . . . . . . . . . . . . . . .              566               725
 Maintenance . . . . . . . . . . . . . . . . . . . . .              643               803
 Other . . . . . . . . . . . . . . . . . . . . . . . .               50                65
                                                                  2,707             3,634
                                                        ----------------  ----------------

COSTS AND EXPENSES
 Costs of consulting and training. . . . . . . . . . .            1,571             1,473
 Costs of licenses
     including software amortization of $495 and $549.              518               626
 Costs of maintenance. . . . . . . . . . . . . . . . .              301               284
 Costs of other revenue. . . . . . . . . . . . . . . .                3                23
 Selling, general and administrative . . . . . . . . .              810             1,123
 Software research and development . . . . . . . . . .              100               118
                                                                  3,303             3,647
                                                        ----------------  ----------------
LOSS FROM OPERATIONS . . . . . . . . . . . . . . . . .             (596)              (13)

OTHER EXPENSE
 Loss contingency (expense) reversal (Note 6). . . . .                -                99
 Interest income (expense), net. . . . . . . . . . . .              (92)             (120)
 Foreign exchange gains (losses) . . . . . . . . . . .              (36)               53
                                                        ----------------  ----------------

Income (Loss) Before Income Taxes. . . . . . . . . . .             (724)               19

Provision For Income Taxes . . . . . . . . . . . . . .                -               (10)
                                                        ----------------  ----------------

Income (Loss) from Continuing Operations . . . . . . .             (724)                9

Net Income (Loss). . . . . . . . . . . . . . . . . . .  $          (724)  $             9
                                                        ================  ================

Weighted Average Number of Common Shares Outstanding .            8,881             7,858
                                                        ================  ================

Income (Loss) Per Common Share:
  Net Income (Loss). . . . . . . . . . . . . . . . . .  $          (.08)  $           .00
                                                        ================  ================


     The accompanying notes are an integral part of the consolidated financial statements

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                  Three months ended
                        March 31, 1998          March 31, 1997
                        --------------          --------------
                           (Unaudited)          (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss) from continuing operations . .  $ (724)  $     9
 Adjustments:
   Depreciation and amortization. . . . . . . . .     568       688
   Provision for losses on accounts receivable. .     (20)      (76)
   Loss contingency (reversal)(Note 6). . . . . .       -       (99)
 Changes in operating assets and liabilities:
   Decrease in accounts receivable
     and work in progress . . . . . . . . . . . .   1,104     1,826
   Increase in other assets . . . . . . . . . . .     (93)     (213)
   Decrease in accounts payable and
     accrued expenses . . . . . . . . . . . . . .    (197)   (1,220)
   Decrease in accrued lease obligations. . . . .      (6)     (104)
   Decrease in deferred revenue . . . . . . . . .    (309)     (244)
                                                   -------  --------
     Net cash provided by continuing operations .     323       567

CASH FLOWS FROM INVESTING ACTIVITIES
 Capitalized software costs . . . . . . . . . . .    (372)     (614)
 Purchases of equipment . . . . . . . . . . . . .       -       (50)
     Net cash utilized in investing activities. .    (372)     (664)
                                                   -------  --------

Effect of exchange rates on cash. . . . . . . . .     (41)      (39)
                                                   -------  --------
Net decrease in cash and cash equivalents . . . .     (90)     (136)
Cash and cash equivalents at beginning of period.     705     1,870
                                                   -------  --------

CASH AND CASH EQUIVALENTS AT END OF PERIOD. . . .  $  615   $ 1,734
                                                   =======  ========

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the period for:
 Interest . . . . . . . . . . . . . . . . . . . .  $  116   $   117
 Foreign taxes. . . . . . . . . . . . . . . . . .     176        23

     The accompanying notes are an integral part of the consolidated financial statements.

              SCIENTIFIC SOFTWARE-INTERCOMP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE  1  -  UNAUDITED  INTERIM  INFORMATION
The consolidated financial statements for the interim periods presented herein include the accounts of Scientific Software-Intercomp, Inc. ("the Company") and its wholly-owned subsidiaries, and reflect all adjustments (which except as otherwise disclosed herein consist solely of normal recurring adjustments) which, in the opinion of the Company, are necessary to fairly present the results of operations, financial position, and cash flows, as of the dates and for the periods presented. Operating results for the three month period ended March 31, 1998 are not necessarily indicative of the results that may be expected for the year ending December 31, 1998. The Notes to the Annual Consolidated Financial Statements contained herein, which indicate that the financial statements of the Company have been prepared on a going concern basis, should be read in conjunction with these interim consolidated financial statements.
On June 17, 1998, the Company entered into an agreement and plan of merger pursuant to which a subsidiary of Baker Hughes Incorporated is to acquire the Company which would result in the acquisition of the Company's ongoing Exploration and Production (E&P) Consulting and Technology (reservoir software) businesses, subject to certain conditions. The sale does not include the Company's Pipeline Simulation Business assets which were purchased separately by LICENERGY on May 1, 1998 for $1.5 million in cash and the assumption of $145,000 of current liabilities.
The agreement and plan of merger provides that the shareholders of the Company's Common Stock would receive $.44 per share in consideration for the acquisition. In connection with the acquisition, the Company's senior secured lenders, Lindner Dividend Funds ("Lindner") and Renaissance Capital Partners II, Ltd. ("Renaissance") have agreed to accept discounted terms of $1.4 million and $1.3 million respectively in satisfaction of the outstanding $6.5 million principal plus accrued interest and other obligations owed by the Company to the lenders. Halliburton has agreed to accept $2.5 million in cash in exchange for its $4.0 million preferred stock holding in the Company.
The acquisition is subject to customary conditions as well as the approval of the Company's common shareholders. Closing of the acquisition is expected in the third quarter of 1998.
NOTE  2  -  BANK  CREDIT  AGREEMENT
United  States  Lines  of  Credit.
Effective April 16, 1997 the Company and Bank One agreed to extend the revolving credit facility through October 15, 1997. Due to the Company's improved cash position and decreased need for credit at that time, the revolving credit facility was decreased from $1.5 million to $9 million. The collateral for the line is the Company's accounts receivable from non-U.S. domiciled customers to the extent necessary to collateralize the line. All receivables not necessary for the line and substantially all other assets except those of the Canadian subsidiary are collateral for The Lindner Dividend Funds ("Lindner") and Renaissance Capital Partners II, Ltd. ("Renaissance") senior secured notes. On October 30, 1997, the Company and Bank One agreed to change the terms of the April 16, 1997 agreement to:
1.          Extend  the  maturity  date  to  November  30,  1997;
2. Change the interest rate from the bank's prime rate of interest to the bank's prime rate of interest plus one (1) percentage point; and
3. Limit the principal amount of the line of the revolving credit facility to $650,000.
On November 30, 1997, the Company and Bank One agreed to extend the maturity date to August 15, 1998 and to reduce the principal amount of the line of the revolving credit facility to $230,000 after March 15, 1998. The credit line of $230,000 would remain available only to secure certain standby letters of credit. Subsequently, Bank One agreed that the revolving credit facility could remain at $650,000 in consideration of the Company's agreement to repay the principal outstanding balance on May 1, 1998. On May 1, 1998, the Company paid off the loan balance of $382,000 with interest.
The credit facility is supported by a guarantee from Exim Bank which reduces down as the credit line reduces and expires in full on August 15, 1998. The Company pays Exim Bank a fee equal to 1.5% of the guarantee and is required to purchase credit insurance for foreign receivables at a cost of $.38 per hundred dollars of the amount of the insured receivables.
As of March 31, 1998 the balances of the revolving credit facility, amounts of short-term cash borrowings and letters of credit outstanding, and credit available under the revolving credit facility were as follows:
Revolving  credit  facility  limit  (limited  by
   insurance  coverage  and  amounts  of          $          650,000
   Qualified  receivables)
Amounts  outstanding:
   Short-term  cash  borrowings                    379,856
   Letters  of  credit                    267,537
                                          -------
Credit  available          $          2,607
                           =          =====

At March 31, 1998, the Company was in violation of identical financial covenants with respect to its notes payable to Bank One, Lindner and Renaissance, for which the Company has received waivers from Lindner and Renaissance for the reporting period.
The covenants violated require that the Company's tangible net worth, as it and other covenant terms are defined in the covenants, exceed $(3 million); its net liabilities to net worth ratio not exceed 3 to 1; its current ratio exceed 1 to 1; and that the Company has positive annual cash flow at the end of the most recent fiscal year. As of March 31, 1998, the Company's tangible net worth, net liabilities to net worth ratio, current ratio, and annual cash flow, as defined under the covenants, were approximately $(6 million), 15 to 1, .85 to 1 and $(.5 million), respectively.
As of March 31, 1998, the Company continues to classify the notes payable to Lindner and Renaissance as long-term obligations since both Lindner and Renaissance have waived the financial covenant violations for the reporting period and indicated that they would not require repayment of the debt on demand. The Company's note payable to Bank One is classified as a short-term liability as of March 31, 1998 and was repaid in full on May 1, 1998. In addition, the Company has not made its interest payment due October, 1997 on the Lindner and Renaissance debt. Lindner and Renaissance have taken no action with respect to such defaults, and such defaults will be remedied by the agreements of Lindner and Renaissance discussed in Note 1 above if the pending sale of the Company to BHOO discussed in Note 1 is completed.
NOTE  3  -  INCOME  TAXES
The Company's income tax expense is primarily due to foreign taxes withheld at the source on sales in some foreign countries. Consequently, these taxes cause the Company's effective tax rate to vary from the Federal statutory rate. The Company incurred a current tax provision from foreign taxes and for that portion of the U.S. profit reported for this period that cannot be offset by the Company's loss carry forward.
NOTE  4  -  SALE  OF  THE  ASSETS  OF  THE  PIPELINE  BUSINESS  LINE
During 1997, the Company's management and Board of Directors formulated and implemented a plan to improve the Company's financial performance through a merger, alliance or sale of the Company and to divest the Company of underperforming assets. As part of this plan, the Company announced on January 5, 1998 an intent to sell the Pipeline Simulation assets. These assets as of December 31, 1997 were estimated to have a net carrying value of $4.3 million. On March 2, 1998, the Company announced the signing of a definitive binding agreement to sell the assets of the Pipeline Simulation business line to LIC. The transaction which closed on May 1, 1998 resulted in consideration to the Company of $1.5 million in cash and the assumption by LIC of current obligations of $145,000. Based on fair market value estimates, the Company recorded a provision of $2.2 million to write down the carrying amounts of the Pipeline assets to estimated fair value less cost to sell.
As of March 31, 1998, the net carrying value of the Pipeline assets held for sale is $756,000, which represents a $594,000 decrease in the assets value from December 31, 1997 due to a decline in accounts receivables and work-in-progress
(unbilled  receivables).    The  decrease  in  accounts  receivables  and
work-in-progress from fourth quarter 1997 is due to decline in product sales and consulting revenue on projects as a result of staff attrition.
NOTE  5  -  COMMITMENTS
The Company has extended the Houston office lease which expired April 30, 1998 to July 31, 1998.
NOTE  6  -  CONTINGENCIES
To the knowledge of management, there are no significant claims pending or threatened against the Company or any of its subsidiaries.
The  Wolf  Class  Action  Lawsuit settlement was completed on May 23, 1997.  The
     ----------------------------
Kinesix  Europe  Arbitration  was settled in February, 1997.  The Securities and
   -------------------------                                     ---------------
Exchange  Commission Investigation, as it pertains to the Company, was completed
  --------------------------------
on  September  11,  1997.  The Company has fully responded to the Securities and
                                                                  --------------
Exchange  Commission  Comment  Letters.    There  follows a description of these
  ------------------------------------
issues.
  ---
MARSHALL WOLF, ON HIS BEHALF AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED VS. E.A. BREITENBACH, R.J. HOTTOVY, JIMMY L. DUCKWORTH, AND SCIENTIFIC SOFTWARE-INTERCOMP, INC. On October 5, 1995, a claim was filed in the United States District Court of the District of Colorado alleging that the Defendants, who included the former President and Chief Executive Officer of the Company, its former Chief Financial Officer and a former Executive Vice President, violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder in issuing financial reports for the first three quarters of the Company's 1994 fiscal year which failed to comply with generally accepted accounting principles with respect to revenues recognized from the Company's contracts with value added resellers. The Plaintiff sought to have the Court determine that the lawsuit constituted a proper class action on behalf of all persons who purchased stock of the Company during the period from May 20, 1994 through July 10, 1995, with certain exclusions, and the Company did not contest whether the claim constituted a proper class action.
The Defendants and the Plaintiff initially reached agreement for settlement of the claim involving the payment of $1.1 million in cash, to be provided by the Company's liability insurer in a court-supervised escrow account, and the
Company's issuance of warrants to purchase common stock exercisable at the market price of the stock at the time of completion of the settlement, with the number of warrants to be such that their aggregate value was $900K. The Company recorded a $900,000 loss contingency in the second quarter of 1996 relating to the proposed agreement for settlement of the Marshall Wolf claim in accordance with Question 1 of SAB Topic 5:7. Subsequently, the settlement agreement was modified to eliminate the warrants and to provide for an additional $525K in cash, to be paid by the Company. The Company concluded that the foregoing settlement was in its best interests in view of the uncertainties of litigation, the substantial costs of defending the claim and the material amount of management time which would be required for such defense. On May 23, 1997, the final approval of the fairness of the settlement was granted by the Court. The Company paid $525K in cash and reversed a net $315K of the loss contingency reserve of $900K after applying additional incurred legal costs.
ARBITRATION  NUMBER  70T  181  0038  96  D;  KINESIX,  A  DIVISION OF SCIENTIFIC
SOFTWARE-INTERCOMP, INC. AND KINESIX (EUROPE) LTD., AN ENGLISH COMPANY - HOUSTON, TEXAS. The Company, through Kinesix, a Division of the Company, entered into a Territory Distributor Agreement with Kinesix (Europe) Ltd. ("KEL"), an unaffiliated entity located in London, U.K. The Distributor
Agreement required under most circumstances a decision from the American Arbitration Association ("AAA") before its termination could be effective. On March 4, 1996 the Company commenced arbitration seeking declaration of termination of the Distributor Agreement and money due the Company for receivables outstanding as of December 31, 1995 of $296,000 for which the Company had fully provided. Thereafter, KEL in writing advised its customer base that it had ceased to trade in Kinesix products. As a result of this action by KEL and pursuant to the Distributor Agreement, the Company had declared the Distributor Agreement terminated without the requirement of arbitration. In the interim, on April 1, 1996 KEL filed an answer and counterclaim with the AAA and asserted damages that exceed $1 million without substantiation.
On October 1, 1996, a panel of the American Arbitration Association made an award in favor of KEL against the Company in the aggregate amount of $674,000. Such award was totally unanticipated by the Company and its counsel. On October 21, 1996, the Company filed a petition in a Texas state court seeking to have the award vacated on the grounds that the arbitrators erroneously denied the Company's request for a postponement of the arbitration hearing which prejudiced the Company in view of the claimant's failure to meet its obligation to disclose material testimony to be given at the hearing and that the arbitrators made a gross mistake of law in failing to apply a release and waiver given by the claimant following its knowledge of the complained of acts of the Company. The award in favor of KEL was settled in February 1997 for $575,000. The Company recognized an expense for the amount of the $674,000 award, which has been included in the loss from operation of the discounted Kinesix Division for the year ended December 31, 1996, and included a liability of $674,000 in the balance sheet as part of other current liabilities. The Company recorded a credit to expense of $99,000 in first quarter 1997, representing the difference between $575,000 and the previously accrued amount of $674,000. SECURITIES AND EXCHANGE COMMISSION INVESTIGATION. On September 11, 1997, the Company resolved the investigation by the Securities and Exchange Commission ("SEC") of the Company's disclosures and financial statements for the years ended December 31, 1993, 1994 and 1995. Without admitting or denying any of the allegations of the SEC, the Company settled the matter by consenting to the entry of a permanent injunction prohibiting future violations by the Company of
Section 17(a) of the Securities Act of 1933, and Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934 and Rules 10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 thereunder and to an order to restate the Company's financial statements for the years ended December 31, 1993, 1994 and 1995. The SEC Staff has advised the Company that, with the entry of the permanent injunction, the investigation into this matter as to the Company has been concluded.
SECURITIES AND EXCHANGE COMMISSION COMMENT LETTERS. The Company has received extensive comment letters from the Staff of the SEC on its Forms 10-K for the years ended December 31, 1995 and 1997 and on its Forms 10-Q for the quarters ended March 31, 1996, June 30, 1996 and March 31, 1998 and the financial statements included therein. The Company believes that it completed in June 1998 the process of providing responses to such SEC comment letters. With the filing with the SEC of the audited restated 1994 and 1993 financial statements as discussed in Note 2 of the Notes to the Annual Consolidated Financial Statements, the Company believes that all financial accounting and disclosure issues raised in the SEC comment letters will be resolved.
NOTE  7  -  COMPREHENSIVE  INCOME
     Comprehensive income as defined by Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, is net income plus direct adjustments to shareholders' equity. The cumulative translation adjustment of certain foreign entities is the only such direct adjustment recorded by the Company. The following table sets forth comprehensive income for the three


                             Three Months Ended March 31,

                                                   1998    1997
                                                  ------  ------
Comprehensive income (loss)
  Net income (loss)                               $(724)  $   9
  Cumulative translation adjustment, net of tax     (41)    (39)
  Total comprehensive income (loss)               $(765)  $ (30)
                                                  ======  ======

months  ended  March  31,  1998  and  1997.

                          INDEPENDENT AUDITORS' REPORT

THE  BOARD  OF  DIRECTORS  AND  STOCKHOLDERS
SCIENTIFIC  SOFTWARE-INTERCOMP,  INC.
DENVER,  COLORADO
We have audited the accompanying consolidated balance sheets of Scientific Software-Intercomp, Inc. and subsidiaries (the Company) as of December 31, 1997, 1996 and 1995, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997, 1996 and 1995, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about the entity's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from this uncertainty.
As discussed in Note 2 to the financial statements, certain errors resulting in an overstatement of previously reported revenues and expenses for the year ended December 31, 1995, were discovered by the Company. Accordingly, the 1995 financial statements have been restated to correct the errors.

     /s/  Ehrhardt  Keefe  Steiner  &  Hottman  PC
April  7,  1998,  except  Note  2
for  which  the  date  is  May  28,  1998,
and  except  Notes  1  and  14  for  which
the  date  is  June  17,  1998.
Denver,  Colorado


                         SCIENTIFIC SOFTWARE-INTERCOMP, INC. AND SUBSIDIARIES
                                     CONSOLIDATED BALANCE SHEETS
                                 (In thousands, except share amounts)
                         December 31,          December 31,          December 31,
                                     1997          1996          1995
                                     ----          ----          ----

ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .   (Restated -
Current Assets . . . . . . . . . . . . . . . . . . . . . . .  Note 2)
 Cash and cash equivalents . . . . . . . . . . . . . . . . .  $        705   $    1,870   $      413
 Accounts receivable, net of allowance for doubtful
   accounts of $881, $690 and $3,301 . . . . . . . . . . . .         1,678        5,609        6,728
 Work in progress (unbilled revenue) . . . . . . . . . . . .         1,707        2,785        2,210
 Pipeline assets held for sale, net of provision for
   impairment of $2,200 (Note 10). . . . . . . . . . . . . .         1,350            -            -
 Assets of discontinued division (Note 11) . . . . . . . . .             -            -          704
 Other current assets. . . . . . . . . . . . . . . . . . . .           502          530          410
                                                              -------------  -----------  -----------
   Total current assets. . . . . . . . . . . . . . . . . . .         5,942       10,794       10,465
Software, net of accumulated amortization and write-down
 of $36,798, $42,837 and $40,943 . . . . . . . . . . . . . .         7,334        9,604        9,535
Property and Equipment, net of accumulated
 depreciation and amortization of $4,261, $5,218 and $5,839.           248          823        1,277
Assets of discontinued division (Note 11). . . . . . . . . .             -            -          795
Other Assets . . . . . . . . . . . . . . . . . . . . . . . .         1,354        1,487        2,114
                                                              $     14,878   $   22,708   $   24,186
                                                              =============  ===========  ===========
LIABILITIES, REDEEMABLE PREFERRED STOCK,
AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
 Current portion of senior secured notes payable . . . . . .  $          -   $        -   $      382
 Line of credit (Note 4) . . . . . . . . . . . . . . . . . .           382            -        2,870
 Accounts payable. . . . . . . . . . . . . . . . . . . . . .           842        1,389        3,261
 Accrued salaries and fringe benefits. . . . . . . . . . . .           729        1,070        1,003
 Accrued lease obligations (Note 4). . . . . . . . . . . . .             5          260          375
 Deferred maintenance and other revenue. . . . . . . . . . .         2,101        2,421        2,472
 Accrued royalties . . . . . . . . . . . . . . . . . . . . .           698          731          589
 Accrual for costs to complete a contract. . . . . . . . . .            72          200          189
 Accrued taxes . . . . . . . . . . . . . . . . . . . . . . .           153          282          161
 Accrued litigation liabilities. . . . . . . . . . . . . . .             -        1,574            -
 Liabilities of discontinued division (Note 11). . . . . . .             -            -          515
 Other current liabilities . . . . . . . . . . . . . . . . .         1,207          597        1,740
                                                              -------------  -----------  -----------
   Total current liabilities . . . . . . . . . . . . . . . .         6,189        8,524       13,557
Accrued Lease Obligations (Note 4) . . . . . . . . . . . . .            61           79          333
Long-Term Obligations. . . . . . . . . . . . . . . . . . . .           611          568          557
Senior Secured Notes Payable . . . . . . . . . . . . . . . .         6,500        6,500        1,629
Redeemable Preferred Stock
 Series A Redeemable Convertible Preferred Stock,
   $5 par value; 1,200,000 shares authorized,
   800,000 shares issued and outstanding . . . . . . . . . .         4,000        4,000        4,000
Commitments and Contingencies (Notes 9 and 12)
Stockholders' Equity (Deficit)
 Common stock, no par value; $.10 stated value;
   25,000,000 authorized, 8,878,000; 8,840,000
   and 8,256,000 shares issued and outstanding . . . . . . .           888          884          825
 Paid-in capital . . . . . . . . . . . . . . . . . . . . . .        49,489       49,474       48,850
 Accumulated deficit . . . . . . . . . . . . . . . . . . . .       (52,182)     (46,736)     (44,970)
 Cumulative foreign currency translation adjustment. . . . .          (678)        (585)        (595)
                                                              -------------  -----------  -----------
   Total stockholders' equity (deficit). . . . . . . . . . .        (2,483)       3,037        4,110
                                                              -------------  -----------  -----------

                                                              $     14,878   $   22,708   $   24,186
                                                              =============  ===========  ===========


     The accompanying notes are an integral part of the consolidated financial statements.

              SCIENTIFIC SOFTWARE-INTERCOMP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                            For the Year Ended December 31

                                                     1997      1996      1995
                                                   --------  --------  ---------
(Restated -
Note 2)
REVENUE
  Consulting and training . . . . . . . . . . . .  $ 6,491   $12,863   $ 13,530
  Licenses and maintenance. . . . . . . . . . . .    5,597     5,864      7,356
  Other . . . . . . . . . . . . . . . . . . . . .      304       277        566
                                                   --------  --------  ---------
  Total Revenues. . . . . . . . . . . . . . . . .   12,392    19,004     21,452
                                                   --------  --------  ---------

COSTS AND EXPENSES
  Costs of consulting and training. . . . . . . .    8,204     8,414      9,720
  Costs of licenses and maintenance . . . . . . .    2,356     3,636      5,103
  Costs of other revenue. . . . . . . . . . . . .      199       190        340
  Selling, general, and administrative. . . . . .    3,886     6,604     10,768
  Recovery of accounts receivable . . . . . . . .        -    (1,568)         -
  Provision for sale of Pipeline assets (Note 10)    2,200         -          -
  Software research and development . . . . . . .      919       890        780
  Reduction for capitalized software costs
    (Note 13) . . . . . . . . . . . . . . . . . .        -         -     13,926
                                                   --------  --------  ---------
  Total costs and expenses. . . . . . . . . . . .   17,764    18,166     40,637
                                                   --------  --------  ---------

INCOME (LOSS) FROM OPERATIONS . . . . . . . . . .   (5,372)      838    (19,185)

OTHER INCOME (EXPENSE)
  Loss contingency (expense) reversal (Note 12) .      414      (900)         -
  Interest income . . . . . . . . . . . . . . . .       76        34         35
  Interest expense. . . . . . . . . . . . . . . .     (557)     (357)      (497)
  Foreign exchange gains (losses) . . . . . . . .       13       (85)       114
                                                   --------  --------  ---------

Loss Before Income Taxes. . . . . . . . . . . . .   (5,426)     (470)   (19,533)

Income Taxes (Provision) Credit (Note 5). . . . .      (20)       60       (200)
                                                   --------  --------  ---------

Loss from continuing operations . . . . . . . . .   (5,446)     (410)   (19,733)

Discontinued operations - (Note 11):
  Loss from operation of Kinesix division . . . .        -      (878)    (5,164)
  Loss on sale of Kinesix division. . . . . . . .        -      (478)         -
Net loss. . . . . . . . . . . . . . . . . . . . .  $(5,446)  $(1,766)  $(24,897)
                                                   ========  ========  =========
Weighted Average Number of Common
  Shares Outstanding. . . . . . . . . . . . . . .    8,859     8,556      8,178
                                                   ========  ========  =========

Loss Per Share:
  Continuing operations . . . . . . . . . . . . .  $ (0.61)  $ (0.05)  $  (2.41)
  Discontinued operations . . . . . . . . . . . .        -     (0.16)      (.63)
                                                   --------  --------  ---------
  Net loss. . . . . . . . . . . . . . . . . . . .  $ (0.61)  $ (0.21)  $  (3.04)



     The accompanying notes are an integral part of the consolidated financial statements.

              SCIENTIFIC SOFTWARE-INTERCOMP, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                                 (IN THOUSANDS)



                                                             Cumulative
            Common Stock          Paid-in          Accumulated          Translation
            ------------
                                     Stockholders'
         Shares          Amount          Capital          Deficit          Adjustment
         ------          ------          -------          -------          ----------
                                         Equity
                                         ------


Balance, December 31, 1994. . . . .  8,064  $806  $48,233  $(20,073)  $(557)  $ 28,409

Stock sold for cash . . . . . . . .     65     6      224         -     230
Compensation and services . . . . .    127    13      393         -       -        406
Foreign currency translation
 adjustment . . . . . . . . . . . .      -     -        -         -     (38)       (38)
Net (loss) (Restated) . . . . . . .      -     -        -   (24,897)      -    (24,897)
                                     -----  ----  -------  ---------  ------  ---------
Balance, December 31, 1995. . . . .  8,256   825   48,850   (44,970)   (595)     4,110

Stock sold for cash . . . . . . . .      3     -        5         -       -          5
Conversion of convertible
 debentures into Common Stock
    (Note 4). . . . . . . . . . . .    282    29      210         -       -        239
Compensation, services and vendors.    299    30      409         -       -        439
Foreign currency translation
 adjustment . . . . . . . . . . . .      -     -        -         -      10         10
Net (loss). . . . . . . . . . . . .      -     -        -    (1,766)      -     (1,766)
                                     -----  ----  -------  ---------  ------  ---------
Balance, December 31, 1996. . . . .  8,840   884   49,474   (46,736)   (585)     3,037

Compensation, services and vendors.     38     4       15         -       -         19
Foreign currency translation
 adjustment . . . . . . . . . . . .      -     -        -         -     (93)       (93)
Net (loss). . . . . . . . . . . . .      -     -        -    (5,446)      -     (5,446)
                                     -----  ----  -------  ---------  ------  ---------
Balance, December 31, 1997. . . . .  8,878  $888  $49,489  $(52,182)  $(678)  $ (2,483)



     The accompanying notes are an integral part of the consolidated financial statements.

              SCIENTIFIC SOFTWARE-INTERCOMP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                               For the Year Ended December 31,

                                                            1997      1996      1995
                                                          --------  --------  ---------
(Restated - Note 2)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss. . . . . . . . . . . . . . . . . . . . . . . .  $(5,446)  $(1,766)  $(24,897)
 Adjustments:
   Depreciation and amortization . . . . . . . . . . . .    2,670     2,653      4,845
   Reduction in capitalized software costs . . . . . . .        -         -     13,926
   Changes in allowance for doubtful accounts. . . . . .     (163)   (1,057)     2,649
   Stock issued for compensation . . . . . . . . . . . .        -        30          -
   Loss contingency provision (reversal) . . . . . . . .     (414)      900          -
   Provision for sale of Pipeline assets (Note 10) . . .    2,200         -          -
 Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable
     and work in progress. . . . . . . . . . . . . . . .    3,689     1,747     (2,021)
   Decrease in other assets. . . . . . . . . . . . . . .      161       245        892
   Decrease in accounts payable and
     accrued expenses. . . . . . . . . . . . . . . . . .   (1,442)     (479)    (2,632)
   Decrease in accrued lease obligations . . . . . . . .     (273)     (369)      (582)
   Increase (decrease) in deferred revenue . . . . . . .      186       (51)       633
                                                          --------  --------  ---------
 Net cash provided by continuing operations. . . . . . .    1,168     1,853     (7,187)
 Net cash provided by (used in) discontinued operations.        -       (28)     9,920
 Net cash provided by operating activities . . . . . . .    1,168     1,825      2,733
                                                          --------  --------  ---------

CASH FLOWS FROM INVESTING ACTIVITIES
 Capitalized software costs. . . . . . . . . . . . . . .   (2,483)   (1,963)    (4,766)
 Purchases of equipment. . . . . . . . . . . . . . . . .     (139)     (288)      (133)
   Net cash used in investing activities . . . . . . . .   (2,622)   (2,251)    (4,899)
                                                          --------  --------  ---------

CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from sale of stock . . . . . . . . . . . . . .        -         5        230
 Net borrowing activity on line of credit. . . . . . . .      382    (2,870)     2,029
 Repayments of bank borrowings . . . . . . . . . . . . .        -      (262)         -
 Proceeds from Senior Secured Notes. . . . . . . . . . .        -     5,000          -
 Repayments of other obligations . . . . . . . . . . . .        -         -       (292)
                                                          --------  --------  ---------
   Net cash provided by financing activities . . . . . .      382     1,873      1,967
                                                          --------  --------  ---------

Effect of exchange rates on cash . . . . . . . . . . . .      (93)       10         10
                                                          --------  --------  ---------
Net increase (decrease) in cash and equivalents. . . . .   (1,165)    1,457       (189)
Cash and cash equivalents at beginning of year . . . . .    1,870       413        602
                                                          --------  --------  ---------

CASH AND CASH EQUIVALENTS AT END OF YEAR . . . . . . . .  $   705   $ 1,870   $    413
                                                          ========  ========  =========

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for:
 Interest. . . . . . . . . . . . . . . . . . . . . . . .  $   175   $   388   $    497
 Foreign taxes . . . . . . . . . . . . . . . . . . . . .      106        79        238
NON-CASH INVESTING AND FINANCING ACTIVITIES
 Conversion of convertible debenture to Common Stock . .        -       250          -
 Conversion of accrued liabilities to equity . . . . . .       19       409          -
 Accrued compensation and services paid in stock . . . .        -         -        406

(IN  THOUSANDS)

    The accompanying notes are an integral part of the financial statements.

              SCIENTIFIC SOFTWARE-INTERCOMP, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE  1  -  BASIS  FOR  PREPARATION  OF  FINANCIAL  STATEMENTS
BASIS  OF  PRESENTATION
The accompanying consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and liquidation of liabilities in the ordinary course of business. The Company has suffered a significant loss from continuing and discontinued operations of $5.4 million in 1997 resulting in an accumulated deficit of $52.2 million at December 31, 1997. As discussed in Note 14 below, on June 17, 1998 the Company entered into an agreement and plan of merger pursuant to which a subsidiary of Baker Hughes Incorporated is to acquire the Company which would result in the acquisition of the Company's ongoing Exploration and Production Consulting (E&P Consulting) and Exploration and Production Technology (E&P Technology) businesses, subject to certain conditions. Closing of the acquisition is expected in the third quarter of 1998. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities, except for the provision for the sale of the Pipeline Simulation business line, that might be necessary should the Company be unable to continue in existence.
NOTE  2  -  RESTATEMENT  OF  FINANCIAL  STATEMENTS
As previously disclosed in various periodic reports of the Company filed with the Securities and Exchange Commission ("SEC"), the Company has received extensive comment letters from the Staff of the SEC on its Form 10-K for the year ended December 31, 1995, as well as other periodic SEC reports, and the financial statements included therein. The Company has also received a subsequent comment letter from the SEC Staff on its Form 10-K for the year ended December 31, 1997.
As a result of procedures undertaken by the Company in responding to such comment letters, as well as the separate SEC investigation of the Company's disclosures and financial statements for the years ended December 31, 1995, 1994 and 1993 which was concluded as to the Company in September 1997, the Company has restated its financial statements for the years ended December 31, 1995, 1994 and 1993. Such adjustments are primarily attributable to the correction of items previously reflected in revenues which did not meet the criteria for recognition as revenue discussed below. Specifically, the transactions for which restatement adjustments have been made did not at the time of the previously reported revenue recognition have a valid contract, or the software had not been shipped, or a side letter existed which indicated that the customer could defer payment based on a future contingent event. In addition, the December 31, 1995 financial statements presented herein have been restated to reflect for comparability purposes the disposition by the Company of the Kinesix Division effective September 3, 1996 as discussed in Note 11 below. Accordingly, the financial statements for December 31, 1995 have been restated and are presented herein. The Company's audited restated financial statements for the years ended December 31, 1994 and 1993 have been filed with the SEC as an amendment to the Company's 1997 Form 10-K.
The December 31, 1995 financial statements included herein have been restated from those included in the previously filed 1995 Form 10-K as follows:


As previously                     '95 Restate    '95 Restated
reported                          Adjustments      Kinesix       Financials
Revenue
 Consulting and training. . . .  $     14,444   $           -   $      (914)  $ 13,530
 Licenses and maintenance . . .         9,061            (655)       (1,050)     7,356
Loss from operations. . . . . .       (24,485)            136         5,164    (19,185)
Loss from continuing operations       (24,924)             27         5,164    (19,733)
Net loss. . . . . . . . . . . .       (24,924)             27             -    (24,897)
Loss per share from continuing
 operations . . . . . . . . . .         (3.05)            .01           .63      (2.41)
Net loss per share. . . . . . .         (3.05)            .01             -      (3.04)
Total assets. . . . . . . . . .        23,912             274             -     24,186
Stockholders Equity . . . . . .  $      4,110               -             -   $  4,110



NOTE  3  -  OPERATIONS  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
BUSINESS
Scientific Software-Intercomp, Inc. (the "Company") develops and markets software for the development and production of oil and gas wells. The Company also provides consulting and technical support services.
PRINCIPLES  OF  CONSOLIDATION
The  consolidated  financial  statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated through consolidation.
REVENUE
The Company recognizes software license revenue pursuant to the American Institute of Certified Public Accountants Statement of Position ("SOP") 91-1 on delivery provided that a legally-binding licensing agreement containing all material terms has been fully executed, there are no remaining significant obligations and that collection of the resulting receivable is probable. In a contract where the remaining obligations are insignificant such as installation, training and testing, the allocable revenue is deferred and recognized upon completion of all obligations. The Company does not recognize any software revenue until all significant vendor obligations are met. Software maintenance revenue is recognized on a straight-line basis over the term of the contract. The Company adopted SOP 97-2 which was effective December 17, 1997. Pursuant to SOP 97-2, the Company enters into contracts separate of the software license agreements for all training and services related to the software sale. Beginning in 1991 the Company entered into certain combined software and service contracts pursuant to which the Company provides off-the-shelf software, combined with pipeline engineering services, relating to leak detection and operations analysis of pipeline networks. The engineering services provided pursuant to these contracts include analysis of the characteristics of the client's specific pipeline network and entering these characteristics into the Company's software. The Company also markets the off-the-shelf software for use by clients, as is, without the services included in these contracts. The Company measures progress-to-completion for combined software and services contracts on a value added output basis for the off-the-shelf software portion of the contracts when:
(1) a license for the off-the-shelf software has been executed that is enforceable for the customary price of the Company's off-the-shelf software, (2) the off-the-shelf software has been installed on the project computer, and (3) the installed off-the-shelf software has been used for completing and providing to the client specifications for the engineering services on the project, which have been accepted by the client. The Company measures progress-to-completion for the engineering services portion of the contracts based on labor hours incurred. This accounting policy for contract revenue does not apply if programming changes must be made to the software. Contract costs are recognized based on the percentage of completion applied to total estimated project costs, resulting in a constant gross margin percentage over the term of the contract. Revenue earned in performance of time and material contracts is recognized at contractual rates as labor hours and associated costs are incurred. Fixed-price contract revenue is recognized using the percentage of completion method, calculated based on the ratio of labor hours incurred to total projected labor hours. Revenue accrued under time and material contracts is classified as work in progress on the Consolidated Balance Sheet if contractual milestones for billing have not been reached. Such amounts are later billed in accordance with applicable contract terms. The work in progress amounts at December 31, 1997 are expected to be billed and collected by December 31, 1998 except for those contracts in progress that will be assumed under the pending Pipeline asset sale agreement. Anticipated losses on contracts accounted for using the percentage of completion method are recognized at the time they are identified. Costs incurred for specific anticipated contracts are deferred when recoverability of the costs from the anticipated contract is determined to be probable. The Company's work-in-progress balance represents revenue earned and recognized for which billing milestones have not yet been reached. The revenue on these contracts is recognized using the percentage of completion method, and related qualifying software development costs are capitalized if the Company retains ownership and the right to market the developed software. In accordance with Statement of Financial Accounting Standard (SFAS) 68 issued by the Financial Accounting Standards Board (FASB), the funded software development revenues do not include revenue for funded development software projects where the Company had a contractual obligation to refund all or part of the funding. For such contracts the Company records receipt of funds by recognizing an obligation to repay.
CAPITALIZED  SOFTWARE  COSTS
Capitalized software is stated at the lower of cost or net realizable value. The Company capitalizes costs of purchased software and qualifying internal costs of developing and enhancing its software products after the determination of technological feasibility, which includes the completion of a detail program design in accordance with paragraph 4a of SFAS No. 86. Development costs incurred prior to the determination of technological feasibility are expensed as research and development expense as incurred. At each balance sheet date, the Company records a writedown for any software products equal to the excess, if any, of unamortized cost over net realizable value. Net realizable value is the estimated future gross revenue for a product reduced by the estimated future costs of completion and disposal, including the costs of performing maintenance and customer support.
Amortization of capitalized software costs is determined each year based on the greater of: (1) the amount computed using the ratio of current year gross revenue to the sum of current and anticipated future gross revenue for that product or (2) straight-line amortization. Through 1995, the Company amortized the capitalized software development costs of its stand-alone software products and related enhancements over a 13-year period and capitalized software development costs of Petroleum WorkBench and Sammi were amortized over a seven-year period. As discussed below, commencing January 1, 1996, the Company amortized all its capitalized software costs over a five-year period. At each balance sheet date, the unamortized capitalized costs of software products are compared to their estimated net realizable values on a product-by-product basis. Net realizable value is the estimated future gross revenue for a product reduced by the estimated future costs of completion and disposal, including the cost of performing maintenance and customer support. The carrying amount of a software product is written down by the amount, if any, by which the unamortized capitalized costs of a computer software product exceeds its net realizable value. The reduced amount of capitalized software costs that have been written down to net realizable value at the close of an annual fiscal period is considered to be the cost for subsequent accounting purposes, and the amount of the write-down is not subsequently restored. In the fourth quarter of 1995, the Company recorded a $17.9 million write-down of its software products, including an approximately $4.0 million write-down attributable to products of the Kinesix Division disposed of in 1996 as discussed in Note 11, and changed the amortization period for all its software products to five years, commencing January 1, 1996. Various conditions and circumstances existing at December 31, 1995 made this write-down necessary, including the cumulative effects on the marketplace of the releases of Windows 95, Windows NT, and new, more powerful Pentium-based personal computers, which the Company concluded had changed the broad market for corporate computer systems and software. During 1995, the Company successfully released the Windows version of its WorkBench product, which incorporates the Company's core software products plus graphical and interactive features of a Windows environment, constituting a major breakthrough for the Company. The reaction from the marketplace was positive and by the last quarter of 1995, circumstances were in place that justified a fundamental decision for the Company to change its strategic emphasis to the personal computer market, instead of the previous emphasis of providing products for all segments of computer hardware mainframe, minicomputer, and personal computer markets. The circumstances existing in the fourth quarter of 1995 also included the positive reaction from clients in the latter part of 1996 to "WB Serve", a personal computer application that allows for the seamless transfer of compute intensive operations to servers and minicomputers.
Circumstances existing in the fourth quarter of 1995 indicated that the access point of software users would be based on desktop 32 bit technology. The computing capacity of desktop computers had far surpassed any level that the Company had contemplated in any of its evaluations of capitalized software costs at previous balance sheet dates, and far surpassed the computing capacity of desktop computers that the majority of the computing industry had predicted.
While previously, extremely large and complex software such as that of the Company could not have operated on other than mainframe or minicomputers, the personal computers that had then become available along with the continued enhancements of Distributed Compute Environments (DCE) made it possible to operate  such  software  from  desktop  personal  computers.
The Company reduced its emphasis on making sales to new customers in widely dispersed international markets and in marketplaces with widely diverging computing platform environments.
The Company focused on high quality performance in serving existing customers in order to achieve an adequate rate of return in future periods.
Cost reductions were carried out, reducing staff and reducing development expenditures by comparison to 1995 and earlier years.
Commencing January 1, 1996, the Company amortizes all its capitalized software costs over a five-year period. In the current environment of accelerating technological change, development languages and tools have changed significantly. It is now possible to create new and advanced code for the graphical and interactive aspects of software at a fraction of the time previously required. The Company decided to reduce the useful life used for amortization to five years to recognize the rapid change of these aspects of the software, which is common for software companies that provide software to the personal computer markets. The Company will continue to evaluate developments in technology and the marketplace in future periods for circumstances that might require additional reduction in the amortization period used for capitalized software costs.
Following is a summary of capitalization and amortization for the Company's software products.


                                                        Basic
                                                     Technology
                                                      Products      WorkBench     Total
                                                   ---------------  ----------  ---------
                                                   (In thousands)
Capitalized Software Costs:
 Balance December 31, 1994. . . . . . . . . . . .  $       26,723   $   18,989  $ 45,712
   1995 additions . . . . . . . . . . . . . . . .           3,245        1,521     4,766
                                                   ---------------  ----------  ---------
 Balance, December 31, 1995 . . . . . . . . . . .          29,968       20,510    50,478
   1996 additions . . . . . . . . . . . . . . . .           1,661          302     1,963
                                                   ---------------  ----------  ---------
 Balance, December 31, 1996 . . . . . . . . . . .          31,629       20,812    52,441
   1997 additions . . . . . . . . . . . . . . . .           1,224        1,259     2,483
 Balance, December 31, 1997 . . . . . . . . . . .          32,853       22,071    54,924
   Pipeline Software Held for Sale. . . . . . . .         (10,792)           -   (10,792)
 Net Balance, December 31, 1997 . . . . . . . . .  $       22,061   $   22,071  $ 44,132
                                                   ===============  ==========  =========
Accumulated Amortization:
 Balance December 31, 1994. . . . . . . . . . . .  $       17,411   $    5,314  $ 22,725
   1995 amortization expense. . . . . . . . . . .           1,542        2,750     4,292
   Reduction of capitalized software costs
     (net of a $4 million reduction attributable
     To the Kinesix Division - see Note 11) . . .           8,197        5,729    13,926
 Balance, December 31, 1995 . . . . . . . . . . .          27,150       13,793    40,943
   1996 amortization expense. . . . . . . . . . .             603        1,291     1,894
                                                   ---------------  ----------  ---------
 Balance, December 31, 1996 . . . . . . . . . . .          27,753       15,084    42,837
   1997 amortization expense. . . . . . . . . . .             789        1,407     2,196
 Balance, December 31, 1997 . . . . . . . . . . .          28,542       16,491    45,033
   Pipeline Software Accum. Amortization. . . . .          (8,235)           -    (8,235)
                                                   ---------------  ----------  ---------
 Net Balance, December 31, 1997 . . . . . . . . .  $       20,307   $   16,491  $ 36,798
                                                   ===============  ==========  =========

Software, net Balance, December 31, 1995. . . . .  $        2,818   $    6,717  $  9,535

Software, net Balance, December 31, 1996. . . . .  $        3,876   $    5,728  $  9,604

Software, net Balance, December 31, 1997. . . . .  $        1,754   $    5,580  $  7,334



The Company's working capital and cash requirements will continue to be influenced by the level of software research and development costs. During the years ended December 31, 1997, 1996 and 1995, the level of software research and development costs was, in the aggregate, $3.4 million, $2.8 million and $5.5 million, respectively. To reduce internal capital requirements for software development projects, the Company pursues opportunities to fund software research and development costs through development projects with oil and gas industry partners, government agencies and others. In this type of funded development project, participating companies or other entities provide all or a portion of the funds required to develop or enhance a software product in exchange for access to the resulting software at discounted or nominal prices with the Company retaining ownership and licensing rights to the product. In accordance with generally accepted accounting principles, the Company generally records as consulting revenue amounts received from these third parties and capitalizes the qualifying portion of related costs incurred as software development costs in accordance with SFAS No. 86.
During 1995, the Company accounted for a funded software development project whereby the Company was obligated to repay the funds if the Company was not successful in its efforts to develop a product which met the specification of the third party. The Company recorded a liability and expensed the costs as incurred in accordance with SFAS No. 68.
The Company capitalized interest costs of $100,000, $165,000 and $109,000 during the years ended December 31, 1997, 1996 and 1995 respectively, as part of the cost of software development projects in progress.
PROPERTY  AND  EQUIPMENT
Property and equipment are stated at cost, and depreciation is provided on a straight-line basis over the estimated useful lives of these assets. Maintenance and repairs are charged to expense as incurred. The cost and accumulated depreciation of property and equipment sold or otherwise disposed of are retired from the accounts and the resulting gain or loss is included in profit or loss in the period realized. Total depreciation expense was $474,000, $742,000 and $568,000, for the years ended December 31, 1997, 1996 and 1995, respectively.
The  Company  assigns  the  following  useful  lives to Property and Equipment :
Computer  Software  and  Equipment:          3  to  5  years
Leasehold  Improvements:          The  lesser  of 7 to 10 years or the remaining
term  of  the  lease.
Office  Furniture  and  Equipment:          3  to  10  years
Following  are  the  components  of  property  and  equipment:


                                       December 31,   December 31,   December 31,
                                           1997           1996           1995
                                      --------------  -------------  -------------
  (In thousands)
------------------------------------
Property and leasehold improvements.  $         442   $         450  $         428
Office furniture and equipment . . .            789             828          2,389
Computer equipment . . . . . . . . .          4,776           4,763          4,299
                                      --------------  -------------  -------------
                                              6,007           6,041          7,116
 Pipeline Assets Held For Sale . . .         (1,498)              -              -
                                      --------------  -------------  -------------
                                      $       4,509   $       6,041  $       7,116
                                      ==============  =============  =============

Accumulated depreciation . . . . . .  $       5,519   $       5,218  $       5,839
 Pipeline Accumulated Depreciation .         (1,258)              -              -
                                      $       4,261   $       5,218  $       5,839
                                      ==============  =============  =============

Property and equipment, net of
 accumulated depreciation. . . . . .  $         248   $         823  $       1,277
                                      ==============  =============  =============



FOREIGN  CURRENCY  TRANSLATION
Gains and losses from the effects of exchange rate fluctuations on transactions denominated in foreign currencies are included in results of operations. Assets and liabilities of the Company's foreign subsidiaries are translated into U.S. dollars at period-end exchange rates, and their revenue and expenses are translated at average exchange rates for the period. Deferred taxes have not been allocated to the cumulative foreign currency translation adjustment included in stockholders' equity because there is no intent to repatriate earnings  of  the  foreign  subsidiaries.
INCOME  TAXES
The Company accounts for income taxes whereby deferred tax liabilities or assets are provided in the financial statements by applying the provisions of applicable tax laws to measure the deferred tax consequences of temporary differences that will result in net taxable or deductible amounts in future years as a result of events recognized in the financial statements in the current or preceding years. The types of differences between the tax basis of assets and liabilities and their financial reporting amounts that give rise to significant portions of the temporary differences include: software development expenditures capitalized for books and deducted currently for taxes and related amortization, depreciation of property and equipment, amortization of rental obligations, losses accrued for book purposes, the recognition of software license revenues, and goodwill determined for tax purposes that is not deductible. Investment tax credits are recognized using the flow-through method.
Foreign subsidiaries are taxed according to applicable laws of the countries in which they do business. The Company has not provided U.S. income taxes that would be payable on remittance of the cumulative undistributed earnings of foreign subsidiaries because such earnings are intended to be reinvested for an
indefinite  period  of  time.    At  December  31,  1997,  1996  and  1995  the
undistributed earnings of the foreign subsidiaries were not significant. INCOME (LOSS) PER SHARE
Income (loss) per share, which is calculated in accordance with SFAS No. 128, Earnings per Share, is computed based on the weighted average number of common shares outstanding during each period. Diluted income per share assumes the effects of dilutive potential common shares. No potential common shares are included in the computation of diluted loss per share when a loss from continuing operations exists, and thus diluted income (loss) per share is not presented for 1997, 1996 and 1995.
CASH  EQUIVALENTS
For purposes of the consolidated financial statements, the Company considers all highly liquid debt instruments purchased with an original maturity of three
months  or  less  to  be  cash  equivalents.   On occasion the Company will have
balances  in  excess  of  the  federally  insured  amount.
LOAN  ORIGINATION  FEES  AND  COSTS
Fees and direct costs incurred for the origination of loans are deferred and amortized over the contractual lives of the loans.
DISCLOSURE  OF  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS
Carrying  amounts  of  financial  instruments  including cash, cash equivalents, accounts receivable, accounts payable and accrued expenses, approximates fair value as of December 31, 1997, 1996 and 1995 due to their relative short maturity.
Carrying amounts of debt issued approximates fair value as interest rates on these instruments approximates market interest rates at December 31, 1997, 1996 and 1995.
USE  OF  ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue, expenses, gains and losses during the reporting period. Use of estimates is significant with regard to capitalized software costs and the related amortization. Actual results may vary from estimates and assumptions that were used in preparing the financial statements for any period, which may require adjustments that affect the results of operations in later periods.
PRIOR  PERIOD  RECLASSIFICATION
Certain reclassifications of prior period balances have taken place to allow for proper comparison to the current period presentation.
RECENTLY  ISSUED  ACCOUNTING  PRONOUNCEMENTS
In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.
Also, in June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," which supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available, that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
SFAS Nos. 130 and 131 are effective for financial statements for periods beginning after December 15, 1997 and requires comparative information for earlier years to be restated. Because of the recent issuance of the standards, management has been unable to fully evaluate the impact, if any, the standards may have on future financial statement disclosures. Results of operations and financial position, however, will be unaffected by implementation of these standards.
NOTE  4  -  BANKING  ARRANGEMENTS,  LONG-TERM  OBLIGATIONS  AND  NOTE
PAYABLE
UNITED  STATES  CREDIT  AGREEMENTS
Under the terms of the then existing bank credit agreement, in April 1996 the Company repaid the $2.9 million balance then owed pursuant to the previous line of credit, using proceeds from the Lindner and Renaissance Senior Secured Notes discussed below. In October 1996, the Company repaid the $750,000 balance owed pursuant to the new bank credit agreement at September 30, 1996. Effective April 16, 1997 the Company and Bank One agreed to extend the revolving credit facility through October 15, 1997. Due to the Company's improved cash position and decreased need for credit at that time, the revolving credit facility was decreased from $1.5 million to $.9 million. The collateral for the line is the Company's accounts receivables from non-U.S. domiciled customers to the extent necessary to collateralize the line. All receivables not necessary for the line and substantially all other assets except those of the Canadian subsidiary are collateral for the Lindner Dividend Funds ("Lindner") and Renaissance Capital Partners II, Ltd. ("Renaissance") senior secured notes. On October 30, 1997, the Company and Bank One agreed to change the terms of the April 16, 1997 agreement to:
i.          Extend  the  maturity  date  to  November  30,  1997,
ii. Change the interest rate from the bank's prime rate of interest to the bank's prime rate of interest plus one (1) percentage point, and
iii. Limit the principal amount of the line of the revolving credit facility to $650,000.
On November 30, 1997, the Company and Bank One agreed to extend the maturity date to August 15, 1998 and to reduce the principal amount of the line of the revolving credit facility to $230,000 after March 15, 1998. The credit line of $230,000 would remain available only to secure certain standby letters of credit. Subsequently, Bank One agreed that the revolving credit facility could remain at $650,000 in consideration of the Company's agreement to repay the principal outstanding balance on May 1, 1998.
The credit facility is supported by a guarantee from EximBank which reduces down as the credit line reduces and expires in full on August 15, 1998. The Company pays to EximBank an annual fee equal to 1.5% of the amount of the guarantee and is required to purchase credit insurance of foreign receivables at a cost of $.38 per hundred dollars of the amount of the insured receivables. The Company has not made a determination as to the filing of claims for insurance recoveries for uncollected foreign receivables.
As of December 31, 1997, the amounts of short-term cash borrowings and letters of credit outstanding, and credit available under the revolving credit facility were as follows:


                                 December 31, 1997
                                 ------------------
Revolving credit facility limit  $          650,000

Amounts outstanding:
 Short-term cash borrowings . .             382,000
 Letters of credit. . . . . . .             257,000
                                            639,000
                                 ------------------
Credit available. . . . . . . .  $           11,000
                                 ==================



Interest rates applicable to short-term cash borrowings under the credit facility are equal to the bank's prime rate of interest plus one percentage point on any borrowings. At December 31, 1997 interest rates applicable to short-term cash borrowings were 9.5%. The agreement requires that the Company meets certain requirements regarding operating results and financial condition and prohibits the Company from paying dividends without the bank's prior written consent.
At December 31, 1997, the Company was in violation of identical financial covenants with respect to its notes payable to Bank One, Lindner and
Renaissance, for which the Company has received waivers from Lindner and Renaissance for the reporting period.
The covenants violated require that the Company's tangible net worth, as it and other covenant terms are defined in the covenants, exceed $(3 million); its net liabilities to net worth ratio not exceed 3 to 1; its current ratio exceed 1 to 1; and that the Company has positive annual cash flow at the end of the most recent fiscal year. As of December 31, 1997, the Company's tangible net worth, net liabilities to net worth ratio, current ratio, and annual cash flow, as defined under the covenants, were approximately $(5.8 million), 7.42 to 1, .96 to 1, and $(5.4 million), respectively.
As of December 31, 1997, the Company continues to classify the notes payable to Lindner and Renaissance as long-term obligations since both Lindner and Renaissance have waived the financial covenant violations for the reporting period and indicated that they would not require repayment of the debt on demand. The Company's note payable to Bank One is classified as a short-term liability as of December 31, 1997 and was repaid in full on May 1, 1998. In addition, the Company has not made its interest payment due October, 1997 on the Lindner and Renaissance debt. Lindner and Renaissance have taken no action with respect to such defaults, and such defaults will be remedied by the agreements of Lindner and Renaissance discussed in Note 14 below if the pending sale of the Company to Baker Hughes Incorporated discussed in Note 14 is completed.
UNITED  KINGDOM  LINE  OF  CREDIT
The term of a bank line of credit of the Company's United Kingdom subsidiary ended in May 1996 and the outstanding balance of $300,000 was repaid along with accrued interest.
CANADIAN  LINE  OF  CREDIT
The  term of a bank line of credit of the Company's Canadian subsidiary ended in
May  1996.    There  were  no  outstanding  borrowings  under  this  facility.
RENAISSANCE  CONVERTIBLE  DEBENTURES
In 1992 the Company sold a $2.5 million 7-year convertible debenture to Renaissance Capital Partners II, Ltd. ("Renaissance") which bore interest at 11% per annum and was convertible into Common Stock of the Company at a conversion price of $2.50 per share. Interest was payable monthly with principal payments of $25,000 commencing October 1, 1995.
In 1993 the Company sold a $1.0 million 7-year convertible debenture to Renaissance which bore interest at 11% per annum, payable monthly, and was convertible into Common Stock of the Company at a conversion price of $3.25 per share. Simultaneously with completion of the Company's 1994 public offering of Common Stock, the Company agreed to change the conversion price of the $2.5 million and $1.0 million convertible debentures to $2.67, the average conversion price of both debentures. Renaissance then converted $1.75 million in principal amount of the $2.5 million convertible debentures into 653,846 shares of Common Stock. The outstanding balance of $1.75 million consisted of a balance of $750,000 on the original $2.5 million debenture and the $1 million debenture, all of which was convertible at $2.67 per share. The Company reduced paid-in capital by $119,000 for unamortized debt issuance costs related to the converted debentures.
In February 1996, the Company and Renaissance agreed to change the conversion feature of the debentures so that the two debentures totaling $1.75 million in principal were convertible at $2.39 into 732,218 shares of the Company's no par Common Stock and made other minor changes in the debentures.
In April 1996, Renaissance converted $250,000 of principal of the convertible debentures into 282,218 shares of the Company's Common Stock at a conversion rate of $.89 per share, which was the fair market value of a share of the Company's Common Stock on the date of conversion, and converted the balance of $1.5 million of principal of the convertible debentures into a senior secured note at 7% payable in five years and non-detachable five-year warrants to acquire 450,000 shares of the Company's Common Stock at an exercise price of $3.00 per share. The terms of the secured note and non-detachable stock purchase right are substantially the same as for those issued to Lindner discussed below.
The financing agreement with Renaissance with respect to the senior secured note requires that the Company satisfy certain financial covenants regarding operating results and financial condition. As discussed above, the Company is not in compliance with the loan covenants at December 31, 1997. Renaissance is also entitled to appoint an individual to participate in an advisory capacity to the Company's Board of Directors as long as $850,000 in principal amount of the senior secured note is outstanding.
See Note 14 below for a discussion of the agreement by Renaissance to accept a discounted amount in satisfaction of the Company's obligation to Renaissance if the pending acquisition of the Company by a subsidiary of Baker Hughes Incorporated is completed.
LINDNER  FINANCING
In April 1996 Lindner, then a 14% shareholder in the Company and, at December 31, 1997, a 20% shareholder, invested $5 million in the Company in exchange for a senior secured note at 7% payable in five years and non-detachable warrants to purchase 282,218 shares of the Company's Common Stock at an exercise price of $3.00 per share for five years.
Also  see  Note  14  below.
LONG-TERM  OBLIGATIONS
The  components  of  long-term  obligations  are  as  follows:

                 December 31,          December 31,          December 31,
                             1997          1996          1995
                             ----          ----          ----
                                      (In thousands)


Accrued lease costs .  $ 66  $339  $  708
Deferred compensation   640   632     659
                       ----  ----  ------
                        706   971   1,367
Less current portion.    34   324     477
                       $672  $647  $  890
                       ====  ====  ======



NOTE  5  -  INCOME  TAXES
The  components  of  the  provisions  for  income  taxes  are  as  follows:

                                    For the Years Ended
                 December 31,          December 31,          December 31,
                             1997          1996          1995
                             ----          ----          ----

              (In thousands)
Current:
U.S. Federal  $            -   $12  $   -
Foreign. . .               -    46   (200)
State. . . .             (20)    2      -
              $          (20)  $60  $(200)
              ===============  ===  ======



Following  is  a  summary  of United States and foreign pretax accounting income
(loss):

                                    For the Years Ended
                 December 31,          December 31,          December 31,
                             1997          1996          1995
                             ----          ----          ----
                                      (In thousands)


United States  $(4,156)  $(473)  $ (9,861)
Foreign . . .   (1,270)      3     (9,672)
               $(5,426)  $(470)  $(19,533)
               ========  ======  =========



Following is a reconciliation of expected income tax provisions computed at the applicable US Federal statutory rate to the provisions for income taxes included in the statements of operations:

                                    For the Years Ended
                 December 31,          December 31,          December 31,
                             1997          1996          1995
                             ----          ----          ----
                                      (In thousands)


Taxes at U.S. Federal statutory rate. . . .  $     -   $    (160)  $(5,108)
Federal alternative minimum tax . . . . . .   -    -     1    12      (753)
State income taxes. . . . . . . . . . . . .      (20)     2    2
Foreign withholding and other foreign taxes   -    -     4    46      (200)
U.S. net operating loss carry forward and
 Valuation allowances . . . . . . . . . . .   -    -    2    245     5,861
Other, net. . . . . . . . . . . . . . . . .   -    -         (85)        -
                                             $   (20)       6$60   $  (200)
                                             ========  ==========  ========



The components of deferred taxes in the balance sheets, which were fully eliminated by a valuation allowance, were as follows:

                                    For the Years Ended
                 December 31,          December 31,          December 31,
                             1997          1996          1995
                             ----          ----          ----
                                      (In thousands)


Taxable temporary differences:
 Capitalized software. . . . . . . . .  $ (3,758)  $(3,649)  $(3,770)
                                          (3,758)   (3,649)   (3,770)
                                        ---------  --------  --------

Deductible temporary differences:
 Tax basis in excess of book basis of
 property and equipment. . . . . . . .       200        98        98
 Allowance for doubtful accounts . . .       334        91       179
 Rent expense. . . . . . . . . . . . .        25        89       134
 Contract expense accruals . . . . . .         -        59       119
 Vacation pay and bonuses. . . . . . .       110       202       175
 Accrued contingent liabilities. . . .       105       567        35
 Provision for sale of Pipeline assets       836         -         -
                                        ---------  --------  --------
                                           1,610     1,106       740
Carryovers:
 Net operating losses. . . . . . . . .     9,061     6,397     7,503
 Research and other credits. . . . . .     3,200     3,704     3,344
                                          12,261    10,101    10,847
                                        ---------  --------  --------
Net deferred tax asset . . . . . . . .    10,113     7,558     7,817
Valuation allowance. . . . . . . . . .   (10,113)   (7,558)   (7,817)
                                        ---------  --------  --------
                                        $      0   $     0   $     0
                                        =========  ========  ========



At December 31, 1997 the Company had the following net operating loss, tax credit, and capital loss carry forwards. Included in the net operating loss and credit carry forwards are tax benefits from an acquired company, which can be utilized to offset future taxable income of that acquired company.

                           Amount                    Expiration
                           ------                    ----------


<
Net operating loss carry forwards for U.S.
 Federal income tax purposes. . . . . . . . .  $23.8 million  2000 to 2011
Net operating loss carry forwards for US
 Federal alternative minimum income
 tax purposes . . . . . . . . . . . . . . . .   16.0 million  2000 to 2011
Research credit carry forwards. . . . . . . .    3.2 million  1997 to 2011
Investment tax credit carry forwards. . . . .     .3 million  1997 to 2000
Alternative minimum tax credit carry forwards    .07 million  2007 to 2011



In addition, the Company has net operating loss carryforwards for U.K. and Canadian income tax purposes of approximately $23 million and $1.6 million, respectively. Utilization of the Company's net operating loss carryforwards may be subject to limitations as a result of provisions of the Internal Revenue Code relating to the utilization of such losses after a change in ownership of the Company. See Note 14 below for a discussion of the pending acquisition of the Company by a subsidiary of Baker Hughes Incorporated.
NOTE  6  -  CAPITAL  STOCK
REDEEMABLE  PREFERRED  STOCK
In April 1990, Halliburton Company ("Halliburton"), an oil and gas services supplier, invested $3.0 million in a subordinated convertible debenture of the Company and received non-exclusive rights to market certain of the Company's new products and to incorporate them into Halliburton's product line. During June 1990, following approval by the Company's shareholders for the issuance of 600,000 shares of Series A redeemable preferred stock, par value $5.00 per share, the debenture was exchanged for 600,000 shares of Series A convertible preferred stock. The preferred stock was convertible into 600,000 shares of Common Stock. In September 1990 Halliburton invested an additional $1.0 million in a convertible debenture of the Company. In August 1991 the Company's shareholders authorized an additional 600,000 shares of preferred stock and Halliburton exchanged the $1.0 million debenture for 200,000 shares of such stock which were convertible into 200,000 shares of Common Stock. Redemption would have been at the greater of $5.00 per common share equivalent or the then market price for the Common Stock.
In the consolidated balance sheets the preferred stock has been classified outside stockholders' equity in accordance with Rule 5-02.28 of Regulation S-X, which requires that preferred stock for which redemption may be required under any conditions beyond control of the issuer be classified outside of permanent equity.
In 1994 the Company and Halliburton agreed to amend the conversion and redemption provisions of the 800,000 shares of the Company's preferred stock held by Halliburton. As amended, the preferred stock is convertible into 300,000 shares of the Company's Common Stock instead of 800,000 shares prior to the amendment. The Company continues to have the right to redeem the preferred stock at any time and also is obligated to do so on the tenth anniversary of the amendment if the preferred stock is still held by Halliburton. The preferred stock continues to not be entitled to receive or accrue dividends unless the Company pays dividends on its Common Stock, and, as before the amendment, no interest accrues on the mandatory redemption amount. Also, the joint venture of the Company and Halliburton for the development and marketing of reservoir monitoring technology and services was terminated and the Company received a non-exclusive license for the use of certain reservoir monitoring technology patents.
Also  see  Note  14  below.
STOCK  OPTION  PLANS
The Board of Directors, at its discretion, may grant options to purchase shares of the Company's Common Stock to key employees, officers, and non-employee members of the Board of Directors. Prior to 1984 the options were non-statutory and either vested over a three-year period or were exercisable at any time for a five or ten-year period after the date of grant or at the date of amendment of the options. In 1984 the Company established an incentive stock option plan for key employees, pursuant to which options to purchase up to 350,000 shares of Common Stock were reserved for grant.
In 1993 the Company adopted a stock option plan for non-employee directors. Pursuant to the plan, each non-employee director is granted an option to purchase 5,000 shares of Common Stock upon initial election to the board. Exercise prices are set at the fair market value of the Common Stock on the date of the grant. Upon re-election to the Board, for each year to be served, each non-employee director is granted an option to purchase 2,500 shares of Common Stock at an exercise price set at the fair market value on the date of the grant. Pursuant to this plan, options to purchase 5,000 shares at an exercise price of $.128 were issued in 1997; 10,000 options to purchase shares at an exercise price of $1.38 and 10,000 options to purchase shares at an exercise price of $.50 were issued in 1996.
Following  is  a  summary  of  stock  option  activity  for:

                                       Option Price (equal to Market
                             Number          Value at Date of Grant)
                                             -----------------------
                                      of          Weighted

                                 Shares         Per Share       Average      Total
                               ----------  -------------------  --------  ------------
Balance at December 31, 1994.    799,262       $2.00 to  $7.13  $   4.42  $ 3,532,000
 Grants . . . . . . . . . . .     95,000   .  2.25 to     5.00      2.49      236,000
 Expirations. . . . . . . . .   (175,387)     2.00 to     6.38      4.11     (721,000)
 Exercises. . . . . . . . . .    (63,750)     2.00 to     4.88      3.50     (223,000)
                               ----------                                 ------------
Balance at December 31, 1995.    655,125       2.00 to    7.13      4.31    2,824,000
 Grants . . . . . . . . . . .    814,209   .  2.50 to     5.00      1.47    1,197,000
 Expirations                    (382,834)       50 to    7.125      4.08   (1,562,000)
 Exercises. . . . . . . . . .     (2,500)                 2.25      2.25       (6,000)
Balance at December 31, 1996   1,084,000        50 to    6.375      2.27    2,453,000
 Grants . . . . . . . . . . .    896,000     .1275 to    2.000      1.02      914,000
 Expirations. . . . . . . . .   (369,376)      .50 to    4.875      2.77   (1,024,000)
 Exercises. . . . . . . . . .          0                -    -         0            0
                               ----------                                 ------------
Balance at December 31, 1997.  1,610,624     $.1275 to  $6.375  $   1.45  $ 2,343,000
                               ==========                                 ============

Number of shares exercisable:
December 31, 1995 . . . . . .    545,000       $2.00 to  $7.13  $   4.52  $ 2,463,000
                               ==========                                 ============
December 31, 1996 . . . . . .    480,000      $1.91 to  $6.375  $   3.17  $ 1,522,000
                               ==========                                 ============
December 31, 1997 . . . . . .  1,547,624     $.1275 to  $6.375  $   1.48  $ 2,290,000
                               ==========                                 ============



Exercise prices of substantially all outstanding non-statutory options and all outstanding incentive stock options were set at the fair market value of the stock at the date of grant. No accounting recognition is given to options granted at exercise prices equal to fair market value at date of grant until they are exercised at which time the proceeds received by the Company are credited to Common Stock and paid-in capital.
In February 1997 the Company entered into a stock option agreement granting to its Chief Executive Officer the right to purchase 600,000 shares of the Company's Common Stock through February 10, 2002. The exercise prices are 150,000 shares at $.50 per share, 150,000 shares at $1.00 per share, 150,000 shares at $1.50 per share, and 150,000 shares at $2.00 per share. An option previously granted to the Company's Chief Executive Officer to purchase 100,000 shares of the Company's Common Stock at an exercise price of $2.875 per share was canceled.
STOCK  BASED  COMPENSATION
The Company adopted SFAS No. 123, Accounting for Stock-Based Compensation, as of January 1, 1996, and such adoption is reflected with respect to the presentation herein of 1995 amounts. SFAS No. 123 allows for the Company to account for its stock option plans in accordance with Accounting Principles Board Opinion No. 25, under the intrinsic value method. The Company issued 896,000, 814,209 and 95,000 stock options to employees, directors and consultants during 1997, 1996 and 1995, respectively.
The per-share weighted-average fair value of stock options granted in 1997, 1996 and 1995 was 855,000, 997,000 and 236,000, respectively.
The following table sets forth certain information regarding stock options outstanding as of December 31, 1997:



                    Weighted-Average Exercise Price of Exercisable Options
                    ------------------------------------------------------
                    Number of Options Outstanding                           Weighted-Average Remaining Contractual Life
                    ------------------------------------------------------  --------------------------------------------
Range of Exercise.  Weighted-Average Exercise Price
                    ------------------------------------------------------
Prices
------------------
 .1275 to $.50 . .                                                 484,000  $                                        .49
 .51 to $1.00. . .                                                 280,000  $                                        .83
1.01 to $2.00 . .                                                 578,709  $                                       1.72
2.01 to $6.375. .                                                 267,915  $                                       3.29
                                                                 1,610,624                                     1,547,624
                    ======================================================  ============================================





                    Number of Options Exercisable
                    -----------------------------
Range of Exercise

Prices
------------------
 .1275 to $.50 . .                      3.84 yrs.  461,000  $ .49
 .51 to $1.00. . .                      4.06 yrs.  250,000  $ .85
1.01 to $2.00 . .                      3.99 yrs.  573,709  $1.72
2.01 to $6.375. .                      4.72 yrs.  262,915  $3.31





The following table summarizes the difference between the fair value and intrinsic value methods and the proforma net loss and loss per share amounts for the year ending December 31, 1997 had the Company adopted the fair value based method of accounting for stock-based compensation.

                                    For the Years Ended
                                    -------------------
                 December 31,          December 31,          December 31,
                             1997          1996          1995
                             ----          ----          ----
                                      (In thousands)


Difference between fair value. . .  $
 and intrinsic value methods
 (additional compensation expense)  $   396   $   974       300
Net loss . . . . . . . . . . . . .   (5,842)   (2,740)  (25,200)
Loss per share . . . . . . . . . .     (.66)     (.32)    (3.08)



The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in the respective year:

                                    For the Years Ended
                                    -------------------
                 December 31,          December 31,          December 31,
                             1997          1996          1995
                             ----          ----          ----
                                      (In thousands)

Dividend yield . . . . . . . . . . . .         0.0%         0.0%         0.0%
Average annual volatility. . . . . . .       160.0%       117.0%       257.0%
Average annual risk-free interest rate         5.4%         5.4%         5.4%
Expected lives . . . . . . . . . . . .  5-10 years   5-10 years   7-10 years



NOTE  7  -  RETIREMENT  AND  COMPENSATION  PLANS
STOCK  PURCHASE  PLANS
The Company has a stock purchase plan, which was adopted in 1991, under which employees and consultants to the Company can elect to receive shares of Common Stock as payment for compensation, services and expenses. In 1997 and 1995, the Company did not issue any shares pursuant to this plan. In 1996, the Company issued 18,000 shares of Common Stock pursuant to this plan. In addition, the Company issued separately as compensation to its former chief executive officer 15,000 shares of Common Stock in 1996. The Company also has a noncontributory employee stock purchase plan for employees to purchase Common Stock through payroll deductions. No purchases were made under the employee stock purchase plan during 1997, 1996 and 1995.
The Company maintains a qualified target benefit retirement plan that covers substantially all of its U.S. employees. Such plan is a defined contribution plan and Company contributions, which subject to certain limitations the Company may satisfy through the issuance of its Common Stock, are based on percentages of employee compensation and are allocated to individual accounts for each employee. Employees may voluntarily supplement the Company's contribution to their accounts in amounts up to 10% of salary. Amounts charged to expense for Company contributions were $254,000, $182,000 and $146,000 in 1997, 1996 and
1995, respectively. In 1997, 1996 and 1995, the Company issued 2,000 shares, 179,000 shares and 78,000 shares, respectively, of its Common Stock pursuant to the target benefit retirement plan.
The Company also has a non-contributory employee stock ownership plan that covers substantially all of its U.S. employees. Company contributions are determined by the Board of Directors and can be made in stock or cash. The Board of Directors determined that no contribution would be made for 1997 and 1996. In 1995, the Company accrued a $125,000 contribution, which was paid in 1996 with approximately 56,000 shares of Common Stock. In 1995, the Company issued 39,000 shares of its Common Stock in satisfaction of a contribution accrued in 1994.
The Company has similar retirement benefit plans, including employee stock ownership programs, covering employees of its foreign subsidiaries. The amount charged to expense for these plans was $139,000, $148,000 and $229,000 in 1997, 1996 and 1995 respectively, of which $27,000, $42,000 and $56,000 is included in accrued salaries and benefits at December 31, 1997, 1996 and 1995, respectively. The Company issued 36,000 shares, 31,000 shares and 10,000 shares of its Common Stock pursuant to these plans in 1997, 1996 and 1995, respectively.
NOTE  8  -  INFORMATION  ABOUT  OPERATIONS
FOREIGN AND DOMESTIC OPERATIONS AND UNITED STATES EXPORT REVENUE Following is financial information about the Company's foreign and domestic operations and United States export sales.

                            For the Year Ended December 31, 1995
                            ------------------------------------
                                       (In Thousands)

                                           Consolidated
                                          --------------
                                               U.S.         U.K.     Canada     Total
                                          --------------  --------  --------  ---------
Revenue. . . . . . . . . . . . . . . . .  $      11,363   $ 7,339   $ 2,750   $ 21,452
Income (loss) from continuing operations         (9,931)   (8,933)     (869)   (19,733)
Identifiable assets. . . . . . . . . . .         17,843     3,580     2,763     24,186




                           For the Year Ended December 31, 1996
                           ------------------------------------
                                      (In Thousands)

                                           Consolidated
                                          --------------
                                               U.S.        U.K.    Canada    Total
                                          --------------  ------  --------  --------
Revenue. . . . . . . . . . . . . . . . .  $       9,636   $7,418  $ 1,950   $19,004
Income (loss) from continuing operations           (413)     473     (470)     (410)
Identifiable assets. . . . . . . . . . .         19,435    2,164    1,109    22,708




                            For the Year Ended December 31, 1997
                            ------------------------------------
                                       (In Thousands)

                                           Consolidated
                                          --------------
                                               U.S.         U.K.     Canada    Total
                                          --------------  --------  --------  --------
Revenue. . . . . . . . . . . . . . . . .  $       6,386   $ 4,618   $ 1,388   $12,392
Income (loss) from continuing operations         (4,176)   (1,229)      (41)   (5,446)
Identifiable assets. . . . . . . . . . .         12,413     1,539       926    14,878



In 1995, the Company's foreign operations experienced an aggregate loss from operations of $9.8 million, which was primarily attributable to the write-down of capitalized software and bad debt provision allocable to foreign operations. See Note 13 below.
U.S.  export  revenues  by  geographic  area  were  as  follows:

                                 For the Years Ended
               December 31,          December 31,          December 31,
                           1997          1996          1995
                           ----          ----          ----
                                    (In thousands)

Far East. . . . . . . . .  $1,154  $1,512  $1,014
Central and South America   1,693   2,848   2,088
Europe. . . . . . . . . .       -     909     810
Canada & Other. . . . . .      66     206     181
                           $2,913  $5,475  $4,093
                           ======  ======  ======



During 1997 and 1995, there was no single customer that accounted for 10% or more of the Company's revenue, the loss of which would have a material adverse effect on the Company's business. During the year ended December 31, 1996, the Company derived $2.3 million, or 12%, of its consolidated revenue from National Nigerian Petroleum Corporation.
CONCENTRATIONS  OF  CREDIT  RISK
Most of the Company's clients are large, established U.S. and foreign companies (sometimes acting as government contractors), governments, and national oil and gas companies of foreign governments. Qualifying foreign receivables are insured, subject to a deductible loss amount, under an insurance policy with the Foreign Credit Insurance Association, an agency of the United States Export-Import Bank. The Company performs credit evaluations of its customers' financial condition when considered necessary and generally does not require collateral.
At December 31, 1997, accounts receivable, net of doubtful accounts and work in progress, related to the following customer groups:

                       United States          Foreign          Total
                       -------------          -------          -----

                           (in thousands)
December 31, 1997:
 Companies. . . . . . . .  $           294  $1,940  $2,234
 Governments and national
   petroleum companies. .                3   1,088   1,091
 Government contractors .               44      16      60
                           ---------------  ------
                           $           341  $3,044  $3,385
                           ===============  ======  ======

December 31, 1996:
 Companies. . . . . . . .  $         5,028  $2,076  $7,104
 Governments and national
   petroleum companies. .              432     742   1,174
 Government contractors .               54      62     116
                           $         5,514  $2,880  $8,394
                           ===============  ======  ======

December 31, 1995:
 Companies. . . . . . . .  $         2,041  $5,105  $7,146
 Governments and national
   petroleum companies. .              137   1,598   1,735
 Government contractors .               57       -      57
                           $         2,235  $6,703  $8,938
                           ===============  ======  ======





NOTE  9  -  LEASE  COMMITMENTS
At December 31, 1997 the Company's minimum rental commitments under operating leases for office space and equipment were as follows:


                   Year        Amount
              ---------------  ------
              (in thousands)
1998 . . . .  $           540
1999 . . . .              496
2000 . . . .              487
2001 . . . .              470
2002 . . . .              348
  Thereafter  $           468


Total rent expense amounted to $866,000, $1,400,000 and $1,400,000 during 1997, 1996 and 1995, respectively.
NOTE  10  -  SALE  OF  THE  ASSETS  OF  THE  PIPELINE  BUSINESS  LINE
During 1997, the Company's management and Board of Directors formulated and implemented a plan to improve the Company's financial performance through a merger, alliance or sale of the Company and to divest the Company of underperforming assets. As part of this plan, the Company announced on January 5, 1998 an intent to sell the Pipeline Simulation assets. These assets as of December 31, 1997 were estimated to have a net carrying value of $4.3 million. On March 2, 1998, the Company announced the signing of a definitive binding agreement to sell the assets of the Pipeline Simulation business line to LIC. The transaction which is expected to close on May 1, 1998 will result in consideration to the Company of $1.5 million in cash and the assumption by LIC of current obligations up to a maximum of $230,000. Based on fair market value estimates, the Company recorded a provision of $2.2 million to write down the carrying amounts of the Pipeline assets to estimated fair value less cost to sell. The Pipeline Simulation business line recorded sales of $2.5 million, $4.3 million and $4.6 million and contributed a net loss of $1.3 million, $.4 million and $1.4 million in 1997, 1996 and 1995, respectively, excluding the provision for the loss of sale of Pipeline assets recorded at December 31, 1997. Following is the schedule detail of assets and liabilities associated with the sale.


                                                      December 31, 1997
                                                     -------------------

                                                       (In thousands)
Assets
 Accounts Receivable. . . . . . . . . . . . . . . .  $             1,043
 WIP (unbilled receivables) . . . . . . . . . . . .                  440
 Property & Equipment, net of accumulated
   Depreciation, $1,258 . . . . . . . . . . . . . .                  240
 Capitalized Software, net of amortization, $8,235.                2,557
                                                     -------------------
                                                                   4,280
Less:  Liabilities Assumed
 Deferred Maintenance . . . . . . . . . . . . . . .                  500
 Payables . . . . . . . . . . . . . . . . . . . . .                  230
                                                     -------------------
                                                                   3,550
Plus:  Costs of Sale. . . . . . . . . . . . . . . .                  150
                                                     -------------------
                                                                   3,700
Less:  Expected Proceeds. . . . . . . . . . . . . .                1,500
Provision from loss on Sale . . . . . . . . . . . .  $             2,200
                                                     ===================



NOTE  11  -  DISPOSAL  OF  KINESIX  DIVISION
On October 9, 1996, the Company announced the execution of final contracts for the previously announced sale of the net assets and business of its graphical user interface segment, otherwise known as the Kinesix division, to a group including the former President of the Kinesix division. The sale of this segment of the Company's business was part of management strategy to narrow the focus of the Company's activities to its primary market of the oil and gas industry. The consideration to the Company in the transaction was $410,000 including cash of $376,000 which was received by the Company in October 1996, a note receivable for $32,000, and the purchaser's assumption of liabilities totaling $59,000. The measurement date for accounting for the disposal was August 26, 1996, the date on which management decided to sell the Kinesix division and the disposal date was September 3, 1996, the effective date of the transaction. The transaction resulted in a loss on disposal of $478,000, which included estimated losses to be incurred by the Kinesix division from the measurement date to the date of disposal of $66,000. From the measurement date to the balance sheet date of September 30, 1996, the Company incurred a net loss of $66,000 in operating the Kinesix division, which was charged to a reserve that was recorded in accounting for the loss on disposal. Loss from operation of the discontinued segment from January 1, 1996 to the measurement date was $878,000, including recognition of an expense of $674,000 related to an award against the Company by the American Arbitration Association.
NOTE  12  -  CONTINGENCIES
To the knowledge of management, there are no significant claims pending or threatened against the Company or any of its subsidiaries as of December 31, 1997 which could have a materially adverse effect on the Company's financial position, results of operations or cash flows. As of December 31, 1997, 1996 and 1995, the Company had no recorded insurance recoveries for uncollected foreign receivables.
Prior to 1995, the Company had included in accounts receivable and long term assets amounts of $175,000 and $470,000, respectively, which amounts were fully reserved as of December 31, 1994, related to a claim for costs incurred in connection with a gas pipeline project in India. Although the negotiations for settlement of the Company's claim were continuing at December 31, 1995, the
Company determined that the probability of collection was remote and in 1995 wrote off the amounts in total.
The WOLF CLASS ACTION LAWSUIT settlement was completed on May 23, 1997. The KINESIX EUROPE Arbitration was settled in February 1997. The SECURITIES AND EXCHANGE COMMISSION INVESTIGATION, as it pertained to the Company, was completed on September 11, 1997. The Company has received extensive SECURITIES AND EXCHANGE COMMISSION (SEC) COMMENT. Following is a description of these issues:
MARSHALL  WOLF, ON HIS BEHALF AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED VS.
E. A. BREITENBACH, R. J. HOTTOVY, JIMMY L. DUCKWORTH, AND SCIENTIFIC SOFTWARE-INTERCOMP, INC. On October 5, 1995, a claim was filed in the United States District Court of the District of Colorado alleging that the Defendants, who included the former President and Chief Executive Officer of the Company, its former Chief Financial Officer and a former Executive Vice President, violated Section 10(b) of the Securities Exchange Act of 1934 and Rule 10(b)-5 promulgated thereunder in issuing financial reports for the first three quarters of the Company's 1994 fiscal year which failed to comply with generally accepted accounting principles with respect to revenues recognized from the Company's contracts with value added resellers. The Plaintiff sought to have the Court determine that the lawsuit constituted a proper class action on behalf of all persons who purchased stock of the Company during the period from May 20, 1994 through July 10, 1995, with certain exclusions, and the Company did not contest whether the claim constituted a proper class action.
The Defendants and the Plaintiff initially reached agreement for settlement of the claim involving the payment of $1.1 million in cash, to be provided by the Company's liability insurer in a court-supervised escrow account, and the
Company's issuance of warrants to purchase Common Stock exercisable at the market price of the stock at the time of completion of the settlement, with the number of warrants to be such that their aggregate value was $900,000. Subsequently, the settlement agreement was modified to eliminate the warrants and to provide for an additional $525,000 in cash, to be paid by the Company. The Company concluded that the foregoing settlement was in its best interests in view of the uncertainties of litigation, the substantial costs of defending the claim and the material amount of management time which would be required for such defense. The Company recorded a $900,000 loss contingency in the second quarter of 1996 relating to the proposed agreement for settlement of the Marshall Wolf claim in accordance with Question 1 of SEC Staff Accounting Bulletin Topic 5:Y. On May 23, 1997, the final approval of the fairness of the settlement was granted by the Court. The Company paid $525,000 in cash and reversed a net $315,000 of the loss contingency reserve of $900K after applying additional incurred legal costs.
ARBITRATION  NUMBER  70T  181  0038  96  D;  KINESIX,  A  DIVISION OF SCIENTIFIC
SOFTWARE-INTERCOMP, INC. AND KINESIX (EUROPE) LTD., AN ENGLISH COMPANY - HOUSTON, TEXAS. The Company, through Kinesix, a Division of the Company,
               -
entered into a Territory Distributor Agreement with Kinesix (Europe) Ltd. ("KEL"), an unaffiliated entity located in London, U.K. The Distributor
Agreement required under most circumstances a decision from the American Arbitration Association ("AAA") before its termination could be effective. On March 4, 1996 the Company commenced arbitration seeking declaration of termination of the Distributor Agreement and money due the Company for receivables outstanding as of December 31, 1995 of $296,000 for which the Company had fully provided an allowance for doubtful accounts. Thereafter, KEL in writing advised its customer base that it had ceased to trade in Kinesix products. As a result of this action by KEL and pursuant to the Distributor Agreement, the Company had declared the Distributor Agreement terminated without the requirement of arbitration. In the interim, on April 1, 1996 KEL filed an answer and counterclaim with the AAA and asserted damages that exceed $1 million without substantiation.
On October 1, 1996, a panel of the AAA made an award in favor of KEL against the Company in the aggregate amount of $674,000 and the Company recorded an accrual for the loss contingency in the third quarter of 1996 in accordance with SFAS No. 5. Such award was totally unanticipated by the Company and its counsel. On October 21, 1996, the Company filed a petition in a Texas state court seeking to have the award vacated on the grounds that the arbitrators erroneously denied the Company's request for a postponement of the arbitration hearing which prejudiced the Company in view of the claimant's failure to meet its obligation to disclose material testimony to be given at the hearing and that the arbitrators made a gross mistake of law in failing to apply a release and waiver given by the claimant following its knowledge of the complained of acts of the Company. The award in favor of KEL was settled in February 1997 for $575,000. The Company recognized an expense for the amount of the $674,000 award, which has been included in the loss from operation of the discontinued Kinesix Division for the year ended December 31, 1996, and included a liability of $674,000 in the December 31, 1996 balance sheet as part of other current liabilities. The Company recorded a credit to expense of $99,000 in the first quarter of 1997, representing the difference between $575,000 and the previously accrued amount of $674,000.
SECURITIES AND EXCHANGE COMMISSION INVESTIGATION. On September 11, 1997, the Company resolved the investigation by the SEC of the Company's disclosures and financial statements for the years ended December 31, 1993, 1994 and 1995. Without admitting or denying any of the allegations of the SEC, the Company settled the matter by consenting to the entry of a permanent injunction prohibiting future violations by the Company of Section 17(a) of the Securities Act of 1933, and Sections 10 (b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the
Securities Exchange Act of 1934 and Rules 10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 thereunder and to an order to restate the Company's financial statements for the years ended December 31, 1993, 1994 and 1995. The SEC staff has advised the Company that, with the entry of the permanent injunction, the investigation into this matter as to the Company has been concluded.
SECURITIES AND EXCHANGE COMMISSION COMMENT LETTERS. The Company has received extensive comment letters from the Staff of SEC on its Forms 10-K for the year ended December 31, 1995 and 1997 and on its Forms 10-Q for the quarters ended March 31, 1996 and June 30, 1996 and the financial statements included therein. See Note 14 for a discussion of the Company's responses to such comment letters.
NOTE  13  -  CERTAIN  NON-RECURRING  CHARGES
In January 1996 the Company appointed George Steel as president and chief operating officer. Following this change, Mr. Steel and management undertook a review of the Company's policies regarding capitalized software costs, bad debt reserves and expense accruals. As a result of this review, the Company made the following adjustments in the fourth quarter of 1995, which are discussed under corresponding subheadings below.


                                                Net Before
          As Originally          Attributable          Restate -          '95
                         Restated          '95 Restated
           Reported          To Kinesix          Note 2          Adjustments
           --------          ----------          ------          -----------
                                   Financials
                                   ----------
                                    (In thousands)

Reduction of capitalized
software costs . . . . . . .  $(17,917)  $(3,991)  $(13,926)  $   -   $(13,926)
Increase in bad debt reserve
provision. . . . . . . . . .    (3,192)        -     (3,192)   (655)    (2,537)
Expense accruals and other
adjustments. . . . . . . . .    (1,625)        -     (1,625)      -     (1,625)
Total fourth quarter 1995
adjustments. . . . . . . . .  $(22,734)  $(3,991)  $(18,743)  $(655)  $(18,088)
                              =========  ========  =========  ======  =========


REDUCTION  OF  CAPITALIZED  SOFTWARE  COSTS
The Company concluded that it had not been realizing an adequate return on its capitalized software development costs; that the rate of technological change applicable to the Company's software products was accelerating; and that accordingly the value of its capitalized software was impaired. As a result the Company made a one-time reduction of the carrying value of capitalized software costs by $17,917,000 effective December 31, 1995.
The $17,917,000 capitalized software development cost reduction was determined by an evaluation of each of the Company's principal software products. The evaluation included a projection of the future revenue streams from the products with those projected revenue streams adjusted using historical variance factors derived from previous forecasts. The revenue streams were also reduced to reflect normal costs of developing, maintaining and marketing software in order to project a reasonable return to the Company on its software investment. In addition to the one-time reduction of capitalized software development costs, the Company reduced the estimated useful lives of its capitalized software from 7-13 years to a new life, beginning in 1996, of 5 years. Such a reduction in useful life reflects the anticipated increase in technological change along with an anticipated continued requirement of the Company to expend significant funds for software development in order to remain competitive in its marketplace. As part of the downsizing and refocusing of the Company, management began allocating reduced amounts of funds to software development activities by comparison to past years. Management estimates that resources to be allocated to software development will be in the range of $2 million to $3 million annually in the immediate term. Since this approximates the current rate of annual amortization expense, management does not expect the net carrying value of capitalized software to increase significantly in the foreseeable future. INCREASE IN BAD DEBT RESERVE PROVISION
During late 1995 and early 1996 the Company established a policy that required stringent review of accounts receivable over six months old. As a result of this new policy, in the fourth quarter of 1995 the Company increased its 1995 provision for doubtful accounts by $2,537,000, The Company determined that the chance was remote that it would be able to collect accounts receivable of $3,455,000 and thus as of December 31, 1995 had written off such amounts. The corresponding provision for doubtful accounts of $3,301,0000 almost entirely consists of transactions recognized in 1995, including $1,561,000 from a foreign consulting project and $487,000 from a software sale on which the payments have been significantly delayed. The $1,561,000 was collected by the Company in the third and fourth quarters of 1996 after renewed efforts to collect the outstanding balance.
EXPENSE  ACCRUALS  AND  OTHER  ADJUSTMENTS
Also in the fourth quarter of 1995, the Company made various expense accruals and other adjustments totaling $1,625,000. A total of $853,000 for various expense accruals was comprised primarily of non-recurring audit and legal fees in the amounts of $351,000 and 170,000, respectively, which were primarily attributable to adjustments to reflect obligations for prior services rendered by the Company's auditors and legal counsel, the re-audit of the Company's 1994 financial statements by new auditors after the resignation of the Company's prior auditors in June 1995 after performing a substantial amount of audit work with respect to the 1994 financial statements, and various legal and regulatory matters for which the Company required the services of legal counsel. As a result of the Company's review of the status of various consulting and software contracts, the Company accrued a liability as of December 31, 1995 for the reimbursement of $200,000 in funds provided by a third party for a funded development project for which all features to be provided by the Company were not then developed and for which the party in the fourth quarter of 1995 demanded reimbursement. Further, in the fourth quarter of 1995 the Company recorded a $130,000 provision for costs to complete a Pipeline Simulation project which as a result of project tests in October 1995 the customer indicated that further work was necessary to complete the project, and accrued $70,000 for costs to complete a project for which the customer demanded in the fourth quarter of 1995 additional work on certain aspects of the project. The Company also wrote off in the fourth quarter of 1995 $272,000 in capitalized software costs attributable to a Pipeline Simulation software product which the Company concluded that it could not fund to completion as a result of strategic product line decisions and the reduced availability of internally-generated funds, and $100,000 in unbillable costs attributable to a project in Spain with respect to which correspondence from the vendor beginning in the fourth quarter of 1995 indicated that payments would not be made.
1996  AND  1997  STAFF  REDUCTION  PLANS
In 1996, the Company took steps to reduce costs and implemented a staff reduction plan pursuant to which the Company terminated in 1996 ten employees who were in the E&P Technology and administrative employee groups. As of December 31, 1996, the Company had accrued severance costs in the total amount of $101,000 for such plan and was included in selling, general and administrative expense, and paid in 1996.
In 1997, the Company implemented a second staff reduction plan pursuant to which the Company terminated in 1997 eight employees who were employees in the E&P Technology and administrative employee groups. The Company accrued termination costs in the total amount of $172,000, all of which was included in selling, general and administrative expense, and none of which was paid as of December 31, 1997.
NOTE  14  -  SUBSEQUENT  EVENTS
ACQUISITION  OF  THE  COMPANY
On June 17, 1998, the Company entered into an agreement and plan of merger pursuant to which a subsidiary of Baker Hughes Incorporated will acquire the Company, subject to certain conditions. The acquisition does not include the separate sale of the assets of the Company's Pipeline Simulation to LIC as discussed in Note 10, which sale closed on May 1, 1998.
The agreement and plan of merger provides that the shareholders of the Company's Common Stock would receive $.44 per share in consideration for the acquisition. In connection with the acquisition, the Company's senior secured lenders, Lindner and Renaissance have agreed to accept discounted payments of $1.4 million and $1.3 million respectively in satisfaction of the outstanding $6.5 million principal plus accrued interest and other obligations owed by the Company to the lenders. Halliburton has agreed to accept $2.5 million in cash in exchange for its $4.0 million preferred stock holding in the Company. The acquisition is subject to customary conditions as well as the approval of the Company's common shareholders. Closing of the acquisition is expected in the third quarter of 1998.
SEC  COMMENT  LETTERS
The Company believes that it completed in June 1998 the process of providing responses to the SEC comment letters referred to in Note 12, as well as an additional SEC comment letter received by the Company in June 1998. With the filing of the audited restated 1994 and 1993 financial statements as discussed in Note 2, the Company believes that all financial accounting and disclosure issues raised in the SEC comment letters will be resolved.

I-29

     ANNEX  I
                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                     BAKER HUGHES OILFIELD OPERATIONS, INC.

                                       AND

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.


                            DATED AS OF JUNE 17, 1998

                                TABLE OF CONTENTS


ARTICLE  I    THE  MERGER          I-6
1.1          THE  MERGER;  EFFECTIVE  TIME  OF  THE  MERGER          I-6
1.2          CLOSING          I-6
1.3          EFFECTS  OF  THE  MERGER          I-6
ARTICLE  II    EFFECT  OF  MERGER  ON  CAPITAL  STOCK
OF  THE  CONSTITUENT  CORPORATIONS;  EXCHANGE  OF  CERTIFICATES          I-6
2.1          MERGER  CONSIDERATION  FOR  SSI  COMMON  STOCK          I-6
2.2          EFFECT  OF  THE  MERGER  ON  OTHER  CAPITAL  STOCK          I-7
CANCELLATION  OF  TREASURY  STOCK  AND  BHOO-OWNED  STOCK          I-7
2.4          TREATMENT  OF  STOCK  OPTIONS  AND  WARRANTS          I-7
2.5          DISSENTING  SHARES          I-7
2.4          EXCHANGE  OF  CERTIFICATES          I-7
ARTICLE  III    REPRESENTATIONS  AND  WARRANTIES          I-8
3.1          REPRESENTATIONS  AND  WARRANTIES  OF  SSI          I-8
(A)          ORGANIZATION,  STANDING  AND  POWER          I-8
(B)          CAPITAL  STRUCTURE          I-8
(C)          AUTHORITY;  NO  VIOLATIONS;  CONSENTS  AND  APPROVALS          I-9
(D)          SEC  DOCUMENTS          I-10
(E)          INFORMATION  SUPPLIED          I-10
(F)          ABSENCE  OF  CERTAIN  CHANGES  OR  EVENTS          I-10
(G)          NO  UNDISCLOSED  MATERIAL  LIABILITIES          I-10
(H)          NO  DEFAULT          I-11
(I)          COMPLIANCE  WITH  APPLICABLE  LAWS          I-11
(J)          LITIGATION          I-11
(K)          TAXES          I-11
(L)          PENSION  AND  BENEFIT  PLANS;  ERISA;  EMPLOYEES          I-12
(M)          LABOR  MATTERS          I-13
(N)          INTANGIBLE  PROPERTY          I-13
(O)          ENVIRONMENTAL  MATTERS          I-14
(P)          OPINION  OF  FINANCIAL  ADVISOR          I-15
(Q)          VOTE  REQUIRED          I-15
(R)          INSURANCE          I-15
(S)          BROKERS          I-15
3.2          REPRESENTATIONS  AND  WARRANTIES  OF  BHOO          I-17
(A)          ORGANIZATION,  STANDING  AND  POWER          I-17
(B)          AUTHORITY;  NO  VIOLATIONS,  CONSENTS  AND  APPROVALS          I-17
(C)          BROKERS          I-17
ARTICLE  IV    COVENANTS  RELATING  TO  CONDUCT  OF  BUSINESS  OF  SSI      I-17
4.1          CONDUCT  OF  BUSINESS  BY  SSI  PENDING THE EFFECTIVE TIME     I-17
(A)          ORDINARY  COURSE          I-17
(B)          DIVIDENDS;  CHANGES  IN  STOCK          I-18
(C)          ISSUANCE  OF  SECURITIES;  LOANS          I-18
(D)          GOVERNING  DOCUMENTS          I-18
(E)          NO  ACQUISITIONS          I-18
(F)          NO  DISPOSITIONS          I-18
(G)          NO  DISSOLUTION,  ETC          I-18
(H)          CERTAIN  EMPLOYEE  MATTERS          I-18
(I)          INDEBTEDNESS;  LEASES;  CAPITAL  EXPENDITURES          I-19
4.2          NO  SOLICITATION          I-19
ARTICLE  V    ADDITIONAL  AGREEMENTS          I-20
5.1          PREPARATION  OF  THE  PROXY  STATEMENT          I-20
5.2          ACCESS  TO  INFORMATION          I-20
5.3          SSI  STOCKHOLDERS  MEETING          I-20
5.4          FILINGS;  OTHER  ACTION          I-20
5.5          REPURCHASE  OF  SSI  PREFERRED  STOCK          I-20
5.6          STOCK  OPTIONS          I-20
5.7          OTHER  ACTIONS          I-20
5.8          SSI  DEBT  REPAYMENT          I-21
5.9          PUBLIC  ANNOUNCEMENTS          I-21
5.10          RECORDING  OF  CANCELLATION  OF  INDEBTEDNESS          I-21
5.11          SUB  FUNDING  OPTION          I-21
5.12          DIRECTORS  AND  OFFICERS  INDEMNIFICATION          I-21
5.13          INCORPORATION  OF  SUB          I-22
ARTICLE  VI          CONDITIONS  PRECEDENT          I-22
6.1          CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER     I-22
(A)          SSI  STOCKHOLDER  APPROVAL          I-22
(B)          OTHER  APPROVALS          I-22
(C)          NO  INJUNCTIONS  OR  RESTRAINTS          I-22
6.2          CONDITIONS  OF  OBLIGATIONS  OF  BHOO  AND  SUB          I-22
(A)          REPRESENTATIONS  AND  WARRANTIES          I-22
(B)          PERFORMANCE  OF  OBLIGATIONS  OF  SSI          I-22
(C)          ABSENCE  OF  CERTAIN  ACTION          I-22
(M)          PSD  DISPOSITION          I-23
(N)          NO  AFFILIATE  INDEBTEDNESS          I-23
6.3          CONDITIONS  OF  OBLIGATIONS  OF  SSI          I-24
(A)          REPRESENTATIONS  AND  WARRANTIES          I-24
(B)          PERFORMANCE  OF  OBLIGATIONS  OF  BHOO  AND  SUB          I-24
ARTICLE  VII    TERMINATION  AND  AMENDMENT          I-24
7.1          TERMINATION          I-24
7.2          EFFECT  OF  TERMINATION          I-25
7.3          AMENDMENT          I-26
7.4          EXTENSION;  WAIVER          I-26
ARTICLE  VIII    GENERAL  PROVISIONS          I-26
8.1          PAYMENT  OF  EXPENSES          I-26
8.2          NONSURVIVAL  OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS     I-26
8.3          NOTICES          I-26
8.4          INTERPRETATION          I-27
8.5          COUNTERPARTS          I-27
8.6          ENTIRE  AGREEMENT;  NO  THIRD-PARTY  BENEFICIARIES          I-27
8.7          GOVERNING  LAW          I-27
8.8          NO  REMEDY  IN  CERTAIN  CIRCUMSTANCES          I-27
8.9          ASSIGNMENT          I-27
8.10          SCHEDULES          I-28

                            GLOSSARY OF DEFINED TERMS


Acquisition  Proposal                    4.2(a)
Acquisition  Transaction                    4.2(a)
Affiliate                    3.1(d)
Agreement                    Preamble
Articles  of  Merger                    1.1
Bank  One  Debt                    5.8
BHOO                    Preamble
Break-up  Fee                    7.2(b)
CERCLA                    3.1(o)(A)
CBCA                    1.1
Certificates                    2.6(b)
Closing                    1.1
Closing  Date                    1.2
Code                    Recitals
Constituent  Corporations                    1.3(a)
Dissenting  Shares                    2.5
Effective  Time                    1.1
Environmental  Law                    3.1(o)(A)
ERISA                    3.1(l)(i)
Exchange  Act                    3.1(c)(iii)
Exchange  Agent                    2.6(a)
GAAP                    3.1(d)
Governmental  Entity                    3.1(c)(iii)
Halliburton  Repurchase                    5.5
Hazardous  Materials                    3.1(o)(B)
Indemnified  Liabilities                    5.7(a)
Indemnified  Parties                    5.7(a)
Injunction                    6.1(c)
IRS                    3.1(k)(ii)
Lindner                    5.8
Lindner  and  Renaissance  Loan  Agreement                    5.8
Lindner  Debt                    5.8(a)
Lindner  Warrant                    5.8
Material  Adverse  Change                    3.1(a)
Material  Adverse  Discovery                    7.1(c)
Material  Adverse  Effect                    3.1(a)
Merger                    Recitals
Merger  Consideration                    2.1
Net  Working  Capital                    6.2(l)
OSHA                    3.1(o)(A)
PBGC                    3.1(l)(iii)
Proxy  Statement                    3.1(c)(iii)
Release                    3.1(o)(C)
Remedial  Action                    3.1(o)(D)
Renaissance                    5.8
Renaissance  Debt                    5.8(b)
Renaissance  Warrant                    5.8
Returns                    3.1(k)(i)
Revenue                    2.1(e)(i)
SEC                    3.1(a)
Securities  Act                    3.1(d)
Simmons                    3.1(p)
SSI                    Preamble
SSI  Common  Stock                    2.1
SSI  Employee  Benefit  Plans                    3.1(l)(iv)
SSI  ERISA  Affiliate                    3.1(l)(i)
SSI  Intangible  Property                    3.1(n)
SSI  Litigation                    3.1(j)
SSI  Order                    3.1(j)
SSI  Pension  Plans                    3.1(l)(i)
SSI  Permits                    3.1(i)
SSI  Preferred  Stock                    2.2
SSI  Representatives                    4.2(a)
SSI  SEC  Documents                    3.1(d)
SSI  Stock  Options                    3.1(b)
SSI  Stock  Plan                    3.1(b)
SSI  Warrants                    3.1(b)
Sub                    Preamble
Subsidiary                    3.1(a)
Surviving  Corporation                    1.3(a)
Taxes                    3.1(k)
Termination  Payment  Event                    7.2(b)
Voting  Debt                    3.1(b)

                 SCHEDULES TO THE AGREEMENT AND PLAN OF MERGER
                                                              -



Schedule No..  Description
-------------  ---------------------------------------------------

3.1(a). . . .  - Subsidiaries; Jurisdiction of Incorporation
3.1(b). . . .  - Capital Structure
3.1(c). . . .  - Authority; No Violations; Consents and Approvals
3.1(d). . . .  - SEC Documents
3.1(f). . . .  - Absence of Certain Changes or Events
3.1(g). . . .  - No Undisclosed Material Liabilities
3.1(h). . . .  - No Default
3.1(i). . . .  - Compliance with Applicable Laws
3.1(j). . . .  - Litigation
               3.1(k)( i), (ii), (iii), (vi)                        - Taxes
               3.1(l)(ii), (v), (vi), (ix)                          - Pension and Benefit Plans; ERISA
                                                   3.1(m)(i), (ii)  - Labor Matters
3.1(n). . . .  - Intangible Property
3.1(o). . . .  - Environmental Matters
3.1(r). . . .  - Insurance
3.1(s). . . .  - Brokers
3.1(t). . . .  - Certain Indebtedness
3.1(u). . . .  - Foreign Compliance
3.1(v). . . .  - Real Property
3.1(w). . . .  - Owned Equipment
3.1(x). . . .  - Leased Equipment
3.1(y). . . .  - Accounts Receivable
3.1(z). . . .  - Contracts
                                                           3.1(aa)  - Customers and Suppliers
                                                           3.1(ab)  - Year 2000 Matters
4.1(f). . . .  - No Dispositions
4.1(c). . . .  - Issuances of Securities


                                     ------
                          AGREEMENT AND PLAN OF MERGER
                          -----------------------------

     AGREEMENT AND PLAN OF MERGER, dated as of June 17, 1998 (this "Agreement"),
--------------------------------------------------------------------------------
between  Baker  Hughes  Oilfield  Operations,  Inc.,  a  California  corporation
--------------------------------------------------------------------------------
("BHOO"),  and  Scientific  Software-Intercomp,  Inc.,  a  Colorado  corporation
--------------------------------------------------------------------------------
("SSI").
--------

     WHEREAS,  the Boards of Directors of BHOO and SSI each have determined that
--------------------------------------------------------------------------------
it  is  in  the best interests of their respective stockholders for SSI to merge
--------------------------------------------------------------------------------
with  and  into a Colorado corporation and wholly owned subsidiary of BHOO to be
--------------------------------------------------------------------------------
formed by BHOO following the date hereof and prior to the Closing ("Sub") on the
--------------------------------------------------------------------------------
terms  and  subject  to  the  conditions  of  this  Agreement  (the  "Merger");
-------------------------------------------------------------------------------

     WHEREAS,  BHOO  and SSI desire to make certain representations, warranties,
--------------------------------------------------------------------------------
covenants  and  agreements  in  connection with the Merger and also to prescribe
--------------------------------------------------------------------------------
various  conditions  to  the  Merger;
-------------------------------------

     NOW,  THEREFORE, in consideration of the foregoing and the representations,
--------------------------------------------------------------------------------
warranties,  covenants  and  agreements  herein  contained, the parties agree as
--------------------------------------------------------------------------------
follows:
--------


                                    ARTICLE I
                                    ---------

                          THE MERGERARTICLE ITHE MERGER
                          -----------------------------

     1.1          The  Merger;  Effective  Time of the Merger1.1     The Merger;
--------------------------------------------------------------------------------
Effective  Time  of the Merger.  Upon the terms and subject to the conditions of
--------------------------------------------------------------------------------
this Agreement and in accordance with the Colorado Business Corporation Act (the
--------------------------------------------------------------------------------
"CBCA"),  SSI  will  be  merged  with  and  into  Sub  at the Effective Time (as
--------------------------------------------------------------------------------
hereinafter  defined).    The Merger shall become effective immediately when the
--------------------------------------------------------------------------------
articles  of  merger  (the  "Articles  of  Merger"),  prepared  and  executed in
--------------------------------------------------------------------------------
accordance with the relevant provisions of the CBCA, is filed with the Secretary
--------------------------------------------------------------------------------
of  State of the State of Colorado or, if agreed to by the parties, at such time
--------------------------------------------------------------------------------
thereafter as is provided in the Articles of Merger (the "Effective Time").  The
--------------------------------------------------------------------------------
filing  of  the  Articles  of  Merger shall be made as soon as practicable on or
--------------------------------------------------------------------------------
after  the  closing  of  the  Merger  (the  "Closing").
-------------------------------------------------------

     1.2     Closing1.2     Closing.  The Closing shall take place at 10:00 a.m.
--------------------------------------------------------------------------------
on  a  date  to  be  specified  by the parties, which shall be no later than the
--------------------------------------------------------------------------------
second  business  day  after  satisfaction  (or  waiver  in accordance with this
--------------------------------------------------------------------------------
Agreement) of the latest to occur of the conditions set forth in Article VI (the
--------------------------------------------------------------------------------
"Closing  Date"),  at the offices of Baker & Botts, L.L.P., One Shell Plaza, 910
--------------------------------------------------------------------------------
Louisiana,  Houston,  Texas  77002, unless another date or place is agreed to in
--------------------------------------------------------------------------------
writing  by  the  parties.
--------------------------

     1.3          Effects of the Merger1.3     Effects of the Merger. (a) At the
--------------------------------------------------------------------------------
Effective Time, (i) SSI will be merged with and into Sub, the separate existence
--------------------------------------------------------------------------------
of  SSI shall cease and Sub shall continue as the surviving corporation (SSI and
--------------------------------------------------------------------------------
Sub  are  sometimes referred to herein as the "Constituent Corporations" and Sub
--------------------------------------------------------------------------------
is sometimes referred to herein as the "Surviving Corporation"); the Articles of
--------------------------------------------------------------------------------
Incorporation  of Sub as in effect immediately prior to the Effective Time shall
--------------------------------------------------------------------------------
be  the  Articles  of Incorporation of the Surviving Corporation, provided, that
--------------------------------------------------------------------------------
the  name  of  Sub will be changed to "Scientific Software-Intercomp, Inc."; and
--------------------------------------------------------------------------------
(ii)  the  Bylaws  of  Sub  as in effect immediately prior to the Effective Time
--------------------------------------------------------------------------------
shall  be  the  Bylaws  of  the  Surviving  Corporation.
--------------------------------------------------------

     (b)      The directors of Sub immediately prior to the Effective Time will,
--------------------------------------------------------------------------------
from and after the Effective Time and without further action, become the initial
--------------------------------------------------------------------------------
directors  of  the  Surviving  Corporation,  and the officers of Sub immediately
--------------------------------------------------------------------------------
prior  to the Effective Time will, from and after the Effective Time and without
--------------------------------------------------------------------------------
further  action,  become  the initial officers of the Surviving Corporation, and
--------------------------------------------------------------------------------
such  directors  and  officers shall serve until their successors have been duly
--------------------------------------------------------------------------------
elected  or appointed and qualified or until their earlier death, resignation or
--------------------------------------------------------------------------------
removal  in  accordance  with  Articles  of  Incorporation  and  Bylaws.
------------------------------------------------------------------------


                                   ARTICLE II
                                   ----------

                  EFFECT OF MERGER ON CAPITAL STOCK     OF THE
                  --------------------------------------------
  CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATESARTICLE IIEFFECT OF MERGER ON CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES
   --------------------------------------------------------------------------

     2.1          Merger  Consideration  for  SSI  Common  Stock2.1       Merger
--------------------------------------------------------------------------------
Consideration  for  SSI  Common  Stock.  Each share of Common Stock, without par
--------------------------------------------------------------------------------
value,  of  SSI ("SSI Common Stock") issued and outstanding immediately prior to
--------------------------------------------------------------------------------
the  Effective  Time  (other  than  any Dissenting Shares (as defined in Section
--------------------------------------------------------------------------------
2.5))  shall  be canceled and converted automatically into the right to receive,
--------------------------------------------------------------------------------
$.44 in cash, without interest (the "Merger Consideration").  All such shares of
--------------------------------------------------------------------------------
SSI  Common  Stock, when so converted, shall no longer be held by the holders of
--------------------------------------------------------------------------------
certificates representing such shares prior to the Effective Time, and each such
--------------------------------------------------------------------------------
holder  shall cease to have any rights with respect thereto other than the right
--------------------------------------------------------------------------------
to  receive  the  Merger  Consideration.
----------------------------------------

     2.2        Effect of the Merger on Other Capital Stock2.2     Effect of the
--------------------------------------------------------------------------------
Merger  on  Other  Capital  Stock. Each issued and outstanding share of Series A
--------------------------------------------------------------------------------
Preferred Stock, par value $5.00 per share, of SSI ("SSI Preferred Stock"), will
--------------------------------------------------------------------------------
not  be  converted  into any consideration in the Merger but SSI will cause such
--------------------------------------------------------------------------------
shares  to  be  repurchased  and placed in SSI's treasury prior to the Merger as
--------------------------------------------------------------------------------
provided  in  Section  5.5  hereof.
-----------------------------------

     2.3          Cancellation  of  Treasury  Stock  and  BHOO-Owned  Stock
---------------------------------------------------------------------------
Cancellation  of  Treasury Stock and BHOO-Owned Stock.  Each share of SSI Common
--------------------------------------------------------------------------------
Stock  and  all  other  shares  of capital stock of SSI that are owned by SSI as
--------------------------------------------------------------------------------
treasury  stock  immediately  prior  to the Effective Time and any shares of SSI
--------------------------------------------------------------------------------
Common  Stock and all other shares of capital stock of SSI owned by BHOO, Sub or
--------------------------------------------------------------------------------
any  other wholly owned Subsidiary (as defined in Section 3.1(a)) of BHOO or SSI
--------------------------------------------------------------------------------
shall  be  canceled  and  retired  and  shall  cease  to  exist  and  no  Merger
--------------------------------------------------------------------------------
Consideration  or  other  consideration  shall  be  delivered  or deliverable in
--------------------------------------------------------------------------------
exchange  therefor.
-------------------

     2.4       Treatment of Stock Options and Warrants2.4     Treatment of Stock
--------------------------------------------------------------------------------
Options  and Warrants.  At the Effective Time, each outstanding SSI Stock Option
--------------------------------------------------------------------------------
(as defined in Section 3.1(b)), whether or not then exercisable or vested, shall
--------------------------------------------------------------------------------
be  canceled  by  SSI  and each holder of a canceled option shall be entitled to
--------------------------------------------------------------------------------
receive  from  the  Surviving  Corporation  at the time of such cancellation, an
--------------------------------------------------------------------------------
amount  in  cash,  without  interest,  equal to the product of (i) the number of
--------------------------------------------------------------------------------
shares of SSI Common Stock previously subject to such option whether or not then
--------------------------------------------------------------------------------
exercisable  or vested, and (ii) the excess, if any, of the Merger Consideration
--------------------------------------------------------------------------------
over  the  exercise  price  per  share  applicable to such option reduced by any
--------------------------------------------------------------------------------
applicable  withholding.    Each  outstanding  SSI  Stock Warrant (as defined in
--------------------------------------------------------------------------------
Section  3.1(b))  will  be  canceled  prior  to  the  Closing in connection with
--------------------------------------------------------------------------------
amendments  to  the loan agreement as set forth in Section 5.8.  SSI will obtain
--------------------------------------------------------------------------------
agreements  from option holders to receive the net cash payments contemplated by
--------------------------------------------------------------------------------
the  first  sentence  of  this  Section  2.4.
---------------------------------------------

     2.5        Dissenting Shares2.5     Dissenting Shares.  (a) Notwithstanding
--------------------------------------------------------------------------------
any provision of this Agreement to the contrary, shares of SSI Common Stock that
--------------------------------------------------------------------------------
are  outstanding  immediately  prior to the Effective Time and which are held by
--------------------------------------------------------------------------------
stockholders  who  have not voted in favor of the Merger or consented thereto in
--------------------------------------------------------------------------------
writing  and  who  have  made properly in writing a demand to obtain payment for
--------------------------------------------------------------------------------
such  Shares  in  accordance  with  Article  113  of the CBCA (collectively, the
--------------------------------------------------------------------------------
"Dissenting  Shares")  will not be acquired for, converted into or represent the
--------------------------------------------------------------------------------
right  to  receive the Merger Consideration.  Such stockholders will be entitled
--------------------------------------------------------------------------------
to  receive  payment  from  SSI  of  the  value  of  such shares held by them in
--------------------------------------------------------------------------------
accordance  with  the provisions of such Article 113, except that all Dissenting
--------------------------------------------------------------------------------
Shares  held by stockholders who shall have failed to perfect or who effectively
--------------------------------------------------------------------------------
have  withdrawn  or  lost  their  rights  to appraisal of such shares under such
--------------------------------------------------------------------------------
Article  113 shall thereupon be deemed to have been acquired for, converted into
--------------------------------------------------------------------------------
and  become exchangeable for, as of the Effective Time, the right to receive the
--------------------------------------------------------------------------------
Merger  Consideration,  without  any  interest  thereon,  upon surrender, in the
--------------------------------------------------------------------------------
manner  provided in Section 2.6 of the certificate or certificates that formerly
--------------------------------------------------------------------------------
evidenced  such  shares.
------------------------

     (b)         SSI shall give BHOO and Sub (i) prompt notice of any demands to
--------------------------------------------------------------------------------
obtain  payment  received  by  SSI,  withdrawals  of such demands, and any other
--------------------------------------------------------------------------------
instruments  served pursuant to Colorado Law in respect of Dissenting Shares and
--------------------------------------------------------------------------------
received  by  SSI  and  (ii)  the  opportunity  to  direct  all negotiations and
--------------------------------------------------------------------------------
proceedings  with  respect to demands to obtain payment under Colorado Law.  SSI
--------------------------------------------------------------------------------
shall  not, except with the prior written consent of BHOO, make any payment with
--------------------------------------------------------------------------------
respect  to  any demands to obtain payment or offer to settle or settle any such
--------------------------------------------------------------------------------
demands.
--------

     2.4          Exchange  of  Certificates2.4        Exchange of Certificates.
--------------------------------------------------------------------------------

     (a)         Exchange Agent.  Prior to the Effective Time, BHOO or Sub shall
--------------------------------------------------------------------------------
designate a bank or trust company reasonably satisfactory to SSI to act as agent
--------------------------------------------------------------------------------
(the  "Exchange  Agent")  in  connection with the Merger to receive the funds to
--------------------------------------------------------------------------------
which  holders  of  shares of SSI Common Stock shall become entitled pursuant to
--------------------------------------------------------------------------------
Section  2.1.  At or as soon as practicable after the Effective Time, Sub or the
--------------------------------------------------------------------------------
Surviving  Corporation,  as  applicable, will deposit in trust with the Exchange
--------------------------------------------------------------------------------
Agent,  cash  in  the aggregate amount equal to the product of (i) the number of
--------------------------------------------------------------------------------
shares  of  SSI Common Stock outstanding immediately prior to the Effective Time
--------------------------------------------------------------------------------
(other  than  Dissenting  Shares) and (ii) the Merger Consideration.  Such funds
--------------------------------------------------------------------------------
shall  be  invested  by  the  Exchange  Agent  as  directed  by  the  Surviving
-------------------------------------------------------------------------------
Corporation;  provided, however, that no loss on any investment made pursuant to
--------------------------------------------------------------------------------
this Section 2.6(a) shall relieve the Surviving Corporation of its obligation to
--------------------------------------------------------------------------------
pay  the  Merger  Consideration  for  each share of SSI Common Stock outstanding
--------------------------------------------------------------------------------
immediately  prior  to  the  Effective  Time  (other  than  Dissenting  Shares).
--------------------------------------------------------------------------------

     (b)       Exchange Procedures.  As soon as reasonably practicable after the
--------------------------------------------------------------------------------
Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail
--------------------------------------------------------------------------------
to  each  person who was, at the Effective Time, a holder of record of shares of
--------------------------------------------------------------------------------
SSI  Common  Stock  entitled  to  receive  the  Merger Consideration pursuant to
--------------------------------------------------------------------------------
Section  2.1  a form of letter of transmittal (which shall specify that delivery
--------------------------------------------------------------------------------
will be effected, and risk of loss and title to the certificates evidencing such
--------------------------------------------------------------------------------
shares  (the  "Certificates")  will  pass,  only  upon  proper  delivery  of the
--------------------------------------------------------------------------------
Certificates  to  the  Exchange Agent) and instructions for use in effecting the
--------------------------------------------------------------------------------
surrender  of  the  Certificates  pursuant  to such letter of transmittal.  Upon
--------------------------------------------------------------------------------
surrender  to  the Exchange Agent of a Certificate, together with such letter of
--------------------------------------------------------------------------------
transmittal,  duly  completed  and  validly  executed  in  accordance  with  the
--------------------------------------------------------------------------------
instructions  thereto,  and  such other documents as may be required pursuant to
--------------------------------------------------------------------------------
such  instructions,  the holder of such Certificate shall be entitled to receive
--------------------------------------------------------------------------------
in  exchange therefor the Merger Consideration for each share formerly evidenced
--------------------------------------------------------------------------------
by  such  Certificate, and such Certificate shall then be canceled.  No interest
--------------------------------------------------------------------------------
shall  accrue  or be paid on the Merger Consideration payable upon the surrender
--------------------------------------------------------------------------------
of  any  Certificate  for  the  benefit  of  the holder of such Certificate.  If
--------------------------------------------------------------------------------
payment  of  the  Merger  Consideration is to be made to a person other than the
--------------------------------------------------------------------------------
person  in  whose  name  the  surrendered Certificate is registered on the stock
--------------------------------------------------------------------------------
transfer  books  of SSI, it shall be a condition of payment that the Certificate
--------------------------------------------------------------------------------
so  surrendered  shall  be  endorsed properly or otherwise be in proper form for
--------------------------------------------------------------------------------
transfer  and  that  the  person  requesting  such  payment  shall have paid all
--------------------------------------------------------------------------------
transfer  and  other  taxes  required  by  reason  of  the payment of the Merger
--------------------------------------------------------------------------------
Consideration  to  a  person other than the registered holder of the Certificate
--------------------------------------------------------------------------------
surrendered  or  shall  have  established  to  the  satisfaction  of BHOO or the
--------------------------------------------------------------------------------
Surviving  Corporation  that  such  taxes  either  have  been  paid  or  are not
--------------------------------------------------------------------------------
applicable.    BHOO  or  the  Surviving  Corporation  shall  pay all charges and
--------------------------------------------------------------------------------
expenses,  including  those  of  the  Exchange  Agent,  in  connection  with the
--------------------------------------------------------------------------------
distribution  of  the  Merger  Consideration.
---------------------------------------------

     (c)          Termination of Exchange Fund.  At any time following the third
--------------------------------------------------------------------------------
month  after  the Effective Time, the Surviving Corporation shall be entitled to
--------------------------------------------------------------------------------
require  the  Exchange  Agent  to deliver to the Surviving Corporation any funds
--------------------------------------------------------------------------------
which had been made available to the Exchange Agent and not disbursed to holders
--------------------------------------------------------------------------------
of  SSI  Common  Stock  (including,  without  limitation, all interest and other
--------------------------------------------------------------------------------
income  received by the Exchange Agent in respect of all funds made available to
--------------------------------------------------------------------------------
it)  and,  thereafter,  such  holders shall be entitled to look to the Surviving
--------------------------------------------------------------------------------
Corporation (subject to abandoned property, escheat and other similar laws) only
--------------------------------------------------------------------------------
as  general  creditors thereof with respect to any Merger Consideration that may
--------------------------------------------------------------------------------
be payable upon due surrender of the Certificates held by them.  Notwithstanding
--------------------------------------------------------------------------------
the foregoing, neither BHOO nor the Surviving Corporation shall be liable to any
--------------------------------------------------------------------------------
holder  of SSI Common Stock for any Merger Consideration delivered in respect of
--------------------------------------------------------------------------------
such  stock  to a public official pursuant to any abandoned property, escheat or
--------------------------------------------------------------------------------
other  similar  law.
--------------------

     (d)      No Further Ownership Rights in SSI Common Stock.  At the Effective
--------------------------------------------------------------------------------
Time,  the  stock  transfer  books of SSI shall be closed and, thereafter, there
--------------------------------------------------------------------------------
shall be no further registration of transfers by holders of shares of SSI Common
--------------------------------------------------------------------------------
Stock  immediately  prior to the Effective Time on the records of SSI.  From and
--------------------------------------------------------------------------------
after  the Effective Time, the holders of shares of SSI Common Stock outstanding
--------------------------------------------------------------------------------
immediately  prior  to  the  Effective  Time shall cease to have any rights with
--------------------------------------------------------------------------------
respect to such shares except as otherwise provided herein or by applicable law.
--------------------------------------------------------------------------------


                                   ARTICLE III
                                   -----------

     REPRESENTATIONS AND WARRANTIESARTICLE IIIREPRESENTATIONS AND WARRANTIES
     -----------------------------------------------------------------------

     3.1        Representations and Warranties of SSI3.1     Representations and
--------------------------------------------------------------------------------
Warranties  of  SSI.    SSI  represents and warrants to BHOO and Sub as follows:
--------------------------------------------------------------------------------

     (a)      Organization, Standing and Power(a)     Organization, Standing and
--------------------------------------------------------------------------------
Power.    Each  of SSI and its Subsidiaries (as defined below) is a corporation,
--------------------------------------------------------------------------------
limited liability company or partnership duly organized, validly existing and in
--------------------------------------------------------------------------------
good  standing  under  the laws of its state or jurisdiction of incorporation or
--------------------------------------------------------------------------------
organization,  has  all  requisite power and authority to own, lease and operate
--------------------------------------------------------------------------------
its  properties and to carry on its business as now being conducted, and is duly
--------------------------------------------------------------------------------
qualified  and in good standing to do business in each jurisdiction in which the
--------------------------------------------------------------------------------
business  it  is  conducting,  or  the  operation,  ownership  or leasing of its
--------------------------------------------------------------------------------
properties, makes such qualification necessary, other than in such jurisdictions
--------------------------------------------------------------------------------
where  the  failure  so  to qualify would not have a Material Adverse Effect (as
--------------------------------------------------------------------------------
defined  below)  on  SSI.    SSI  has  heretofore delivered to BHOO complete and
--------------------------------------------------------------------------------
correct  copies  of its Articles of Incorporation and Bylaws, each as amended to
--------------------------------------------------------------------------------
the  date  hereof.    SSI  and  all  Subsidiaries  of  SSI  and their respective
--------------------------------------------------------------------------------
jurisdictions  of incorporation or organization, percentage ownership by SSI and
--------------------------------------------------------------------------------
jurisdiction  where  qualified to do business are identified on Schedule 3.1(a).
--------------------------------------------------------------------------------
As  used  in  this Agreement, "Subsidiary" means, with respect to any party, any
--------------------------------------------------------------------------------
corporation  or  other  organization, whether incorporated or unincorporated, of
--------------------------------------------------------------------------------
which: (i) such party or any other Subsidiary of such party is a general partner
--------------------------------------------------------------------------------
(excluding  partnerships, the general partnership interests of which are held by
--------------------------------------------------------------------------------
such  party  or  any Subsidiary of such party that do not have a majority of the
--------------------------------------------------------------------------------
voting  interest  in  such  partnership);  or  (ii)  at  least a majority of the
--------------------------------------------------------------------------------
securities  or  other  interests  having by their terms ordinary voting power to
--------------------------------------------------------------------------------
elect  a  majority  of  the  Board  of  Directors  or  others performing similar
--------------------------------------------------------------------------------
functions with respect to such corporation or other organization is, directly or
--------------------------------------------------------------------------------
indirectly,  owned  or  controlled  by  such  party or by any one or more of its
--------------------------------------------------------------------------------
Subsidiaries, or by such party and any one or more of its Subsidiaries.  As used
--------------------------------------------------------------------------------
in  this  Agreement:    a "Material Adverse Effect" or "Material Adverse Change"
--------------------------------------------------------------------------------
shall  mean, in respect of SSI or BHOO, as the case may be, any effect or change
--------------------------------------------------------------------------------
that  is or, as far as can be reasonably determined, is reasonably likely to be,
--------------------------------------------------------------------------------
materially  adverse  to (i) the condition (financial or otherwise) of such party
--------------------------------------------------------------------------------
and  its  Subsidiaries  taken  as  a whole (including the results of operations,
--------------------------------------------------------------------------------
financial  condition or prospects thereof) or the assets or liabilities thereof,
--------------------------------------------------------------------------------
taken  as  a  whole,  or  (ii)  the  enforcement  or validity of this Agreement.
--------------------------------------------------------------------------------

     (b)     Capital Structure(b)     Capital Structure.  As of the date hereof,
--------------------------------------------------------------------------------
the  authorized capital stock of SSI consists of 25,000,000 shares of SSI Common
--------------------------------------------------------------------------------
Stock  and  1,200,000 shares of SSI Preferred Stock. At the close of business on
--------------------------------------------------------------------------------
April  30, 1998:  (i) 9,046,804 shares of SSI Common Stock and 800,000 shares of
--------------------------------------------------------------------------------
SSI  Preferred Stock were issued and outstanding, 1,552,124 shares of SSI Common
--------------------------------------------------------------------------------
Stock  were  reserved  for  issuance pursuant to outstanding options ("SSI Stock
--------------------------------------------------------------------------------
Options")  under  SSI's  Stock  Option Plan (the "SSI Stock Plan") and 1,950,000
--------------------------------------------------------------------------------
shares  of  SSI  Common Stock were reserved for issuance pursuant to outstanding
--------------------------------------------------------------------------------
warrants  to  purchase  SSI Common Stock at an exercise price of $3.00 per share
--------------------------------------------------------------------------------
(the "SSI Warrants"), (ii) no shares of SSI Common Stock were held by SSI in its
--------------------------------------------------------------------------------
treasury; and (iii) no bonds, debentures, notes or other indebtedness having the
--------------------------------------------------------------------------------
right  to  vote (or convertible into securities having the right to vote) on any
--------------------------------------------------------------------------------
matters  on  which  SSI  stockholders  may  vote  ("Voting Debt") were issued or
--------------------------------------------------------------------------------
outstanding.    All  outstanding  shares of SSI Common Stock are validly issued,
--------------------------------------------------------------------------------
fully  paid  and nonassessable and are not subject to preemptive rights.  Except
--------------------------------------------------------------------------------
as  set forth on Schedule 3.1(b), all outstanding shares of capital stock of the
--------------------------------------------------------------------------------
Subsidiaries  of  SSI  are  owned  by  SSI, or a direct or indirect wholly owned
--------------------------------------------------------------------------------
Subsidiary  of  SSI,  free and clear of all liens, charges, encumbrances, claims
--------------------------------------------------------------------------------
and  options  of  any  nature.  Except as set forth in this Section 3.1(b) or on
--------------------------------------------------------------------------------
Schedule  3.1(b)  and except for changes since April 30, 1998 resulting from the
--------------------------------------------------------------------------------
exercise  of  employee  stock  options granted pursuant to, or from issuances or
--------------------------------------------------------------------------------
purchases  under, the SSI Stock Plan or as contemplated by this Agreement, there
--------------------------------------------------------------------------------
are  outstanding:    (i) no shares of capital stock, Voting Debt or other voting
--------------------------------------------------------------------------------
securities  of  SSI;  (ii)  no  securities  of  SSI  or  any  Subsidiary  of SSI
--------------------------------------------------------------------------------
convertible  into  or  exchangeable  for shares of capital stock, Voting Debt or
--------------------------------------------------------------------------------
other  voting  securities of SSI or any Subsidiary of SSI; and (iii) no options,
--------------------------------------------------------------------------------
warrants, calls, rights (including preemptive rights), commitments or agreements
--------------------------------------------------------------------------------
to  which SSI or any Subsidiary of SSI is a party or by which it is bound in any
--------------------------------------------------------------------------------
case  obligating SSI or any Subsidiary of SSI to issue, deliver, sell, purchase,
--------------------------------------------------------------------------------
redeem  or  acquire, or cause to be issued, delivered, sold, purchased, redeemed
--------------------------------------------------------------------------------
or  acquired,  additional  shares  of  capital stock or any Voting Debt or other
--------------------------------------------------------------------------------
voting  securities  of SSI or of any Subsidiary of SSI, or obligating SSI or any
--------------------------------------------------------------------------------
Subsidiary of SSI to grant, extend or enter into any such option, warrant, call,
--------------------------------------------------------------------------------
right,  commitment  or agreement.  Except as set forth on Schedule 3.1(b), there
--------------------------------------------------------------------------------
are  not  as  of the date hereof and there will not be at the Effective Time any
--------------------------------------------------------------------------------
stockholder  agreements,  voting trusts or other agreements or understandings to
--------------------------------------------------------------------------------
which  SSI  is  a  party  or  by which it is bound relating to the voting of any
--------------------------------------------------------------------------------
shares  of  the capital stock of SSI that will limit in any way the solicitation
--------------------------------------------------------------------------------
of  proxies  by  or  on  behalf  of  SSI  from,  or the casting of votes by, the
--------------------------------------------------------------------------------
stockholders of SSI with respect to the Merger.  Except as set forth on Schedule
--------------------------------------------------------------------------------
3.1(b),  there  are  no  restrictions  on  SSI  to  vote the stock of any of its
--------------------------------------------------------------------------------
Subsidiaries.    Except  as  set  forth on Schedule 3.1(b), there are no persons
--------------------------------------------------------------------------------
known  to  beneficially  or  of  record  own over one percent of the outstanding
--------------------------------------------------------------------------------
shares  of  SSI  Common  Stock.
-------------------------------

     (c)      Authority; No Violations; Consents and Approvals(c)     Authority;
--------------------------------------------------------------------------------
No  Violations;  Consents  and  Approvals.
------------------------------------------

          (i)        The Board of Directors of SSI has, by unanimous vote of all
--------------------------------------------------------------------------------
directors  with  no  negative  vote,  approved the Merger and this Agreement and
--------------------------------------------------------------------------------
declared  the  Merger  and  Agreement  to  be  in  the  best  interests  of  the
--------------------------------------------------------------------------------
stockholders  of  SSI.  The directors of SSI have advised SSI and BHOO that they
--------------------------------------------------------------------------------
currently  intend  to  vote  or cause to be voted all of the shares beneficially
--------------------------------------------------------------------------------
owned  by  them and their affiliates in favor of approval of the Merger and this
--------------------------------------------------------------------------------
Agreement.    SSI  has all requisite corporate power and authority to enter into
--------------------------------------------------------------------------------
this  Agreement  and,  subject,  with  respect to consummation of the Merger, to
--------------------------------------------------------------------------------
approval  of  this  Agreement  and  the  Merger  by  the  stockholders of SSI in
--------------------------------------------------------------------------------
accordance  with  the  CBCA, to consummate the transactions contemplated hereby.
--------------------------------------------------------------------------------
The  execution  and  delivery  of  this  Agreement  and  the consummation of the
--------------------------------------------------------------------------------
transactions  contemplated  hereby  have  been  duly authorized by all necessary
--------------------------------------------------------------------------------
corporate  action  on  the part of SSI, subject, with respect to consummation of
--------------------------------------------------------------------------------
the  Merger, to approval of this Agreement and the Merger by the stockholders of
--------------------------------------------------------------------------------
SSI  in  accordance  with  the  CBCA.  This Agreement has been duly executed and
--------------------------------------------------------------------------------
delivered  by  SSI  and, subject, with respect to consummation of the Merger, to
--------------------------------------------------------------------------------
approval  of  this  Agreement  and  the  Merger  by  the  stockholders of SSI in
--------------------------------------------------------------------------------
accordance  with the CBCA, and assuming this Agreement constitutes the valid and
--------------------------------------------------------------------------------
binding  obligation  of  each  of  BHOO and Sub, constitutes a valid and binding
--------------------------------------------------------------------------------
obligation  of  SSI  enforceable  in  accordance  with its terms, subject, as to
--------------------------------------------------------------------------------
enforceability,  to  bankruptcy,  insolvency,  reorganization  and other laws of
--------------------------------------------------------------------------------
general  applicability relating to or affecting creditors' rights and to general
--------------------------------------------------------------------------------
principles  of  equity.
-----------------------

          (ii)         Except as set forth on Schedule 3.1(c), the execution and
--------------------------------------------------------------------------------
delivery  of  this  Agreement does not, and the consummation of the transactions
--------------------------------------------------------------------------------
contemplated hereby and compliance with the provisions hereof will not, conflict
--------------------------------------------------------------------------------
with, or result in any violation of, or default (with or without notice or lapse
--------------------------------------------------------------------------------
of time, or both) under, or give rise to a right of termination, cancellation or
--------------------------------------------------------------------------------
acceleration  of  any  obligation or to the loss of a material benefit under, or
--------------------------------------------------------------------------------
give  rise  to  a  right  of purchase under, result in the creation of any lien,
--------------------------------------------------------------------------------
security interest, charge or encumbrance upon any of the properties or assets of
--------------------------------------------------------------------------------
SSI  or any of its Subsidiaries under, or otherwise result in a detriment to SSI
--------------------------------------------------------------------------------
or  any  of  its  Subsidiaries  under,  any  provision  of  (i)  the Articles of
--------------------------------------------------------------------------------
Incorporation  or  Bylaws  of  SSI or any provision of the comparable charter or
--------------------------------------------------------------------------------
organizational  documents  of  any  of its Subsidiaries, (ii) any loan or credit
--------------------------------------------------------------------------------
agreement,  note,  bond,  mortgage,  indenture,  lease  or  other  agreement,
-----------------------------------------------------------------------------
instrument, permit, concession, franchise or license applicable to SSI or any of
--------------------------------------------------------------------------------
its Subsidiaries, (iii) any joint venture or other ownership arrangement or (iv)
--------------------------------------------------------------------------------
assuming  the  consents,  approvals,  authorizations  or  permits and filings or
--------------------------------------------------------------------------------
notifications referred to in Section 3.1(c)(iii) are duly and timely obtained or
--------------------------------------------------------------------------------
made  and  the  approval of the Merger and this Agreement by the stockholders of
--------------------------------------------------------------------------------
SSI  has  been  obtained,  any judgment, order, decree, statute, law, ordinance,
--------------------------------------------------------------------------------
rule  or regulation applicable to SSI or any of its Subsidiaries or any of their
--------------------------------------------------------------------------------
respective  properties  or  assets.
-----------------------------------

          (iii)          No  consent,  approval,  order  or authorization of, or
--------------------------------------------------------------------------------
registration,  declaration  or  filing  with,  or  permit  from  any  court,
----------------------------------------------------------------------------
governmental,  regulatory  or  administrative  agency  or  commission  or  other
--------------------------------------------------------------------------------
governmental  authority or instrumentality, domestic or foreign (a "Governmental
--------------------------------------------------------------------------------
Entity"),  is  required  by or with respect to SSI or any of its Subsidiaries in
--------------------------------------------------------------------------------
connection  with  the  execution  and  delivery  of this Agreement by SSI or the
--------------------------------------------------------------------------------
consummation  by  SSI  of the transactions contemplated hereby, except for:  (A)
--------------------------------------------------------------------------------
the  filing  with the SEC of (x) a proxy statement in preliminary and definitive
--------------------------------------------------------------------------------
form relating to the meeting of SSI's stockholders to be held in connection with
--------------------------------------------------------------------------------
the  Merger  (the "Proxy Statement") and (y) such reports under Section 13(a) of
--------------------------------------------------------------------------------
the  Securities  Exchange Act of 1934, as amended (the "Exchange Act"), and such
--------------------------------------------------------------------------------
other compliance with the Exchange Act and the rules and regulations thereunder,
--------------------------------------------------------------------------------
as  may  be  required  in  connection  with  this Agreement and the transactions
--------------------------------------------------------------------------------
contemplated hereby; (B) the filing of the Articles of Merger with the Secretary
--------------------------------------------------------------------------------
of  State  of  the  State  of Colorado; (C) such filings and approvals as may be
--------------------------------------------------------------------------------
required  by  any  applicable  state securities, "blue sky" or takeover laws, or
--------------------------------------------------------------------------------
environmental laws; and (D) such filings and approvals as may be required by any
--------------------------------------------------------------------------------
foreign  premerger  notification,  securities,  corporate  or other law, rule or
--------------------------------------------------------------------------------
regulation.
-----------

     (d)     SEC Documents(d)     SEC Documents.  SSI has made available to BHOO
--------------------------------------------------------------------------------
a  true  and  complete copy of each report, schedule, registration statement and
--------------------------------------------------------------------------------
definitive proxy statement filed by SSI with the SEC since December 31, 1994 and
--------------------------------------------------------------------------------
prior  to the date of this Agreement (the "SSI SEC Documents") which are all the
--------------------------------------------------------------------------------
documents that SSI was required to file with the SEC since such date.  Except as
--------------------------------------------------------------------------------
set  forth  on  Schedule  3.1(d),  as  of  their  respective  dates, the SSI SEC
--------------------------------------------------------------------------------
Documents  complied  in  all  material  respects  with  the  requirements of the
--------------------------------------------------------------------------------
Securities  Act of 1933, as amended (the "Securities Act"), or the Exchange Act,
--------------------------------------------------------------------------------
as  the  case  may  be,  and  the  rules  and  regulations of the SEC thereunder
--------------------------------------------------------------------------------
applicable  to  such  SSI  SEC  Documents,  and  none  of  the SSI SEC Documents
--------------------------------------------------------------------------------
contained any untrue statement of a material fact or omitted to state a material
--------------------------------------------------------------------------------
fact  required to be stated therein or necessary to make the statements therein,
--------------------------------------------------------------------------------
in  light  of  the  circumstances  under  which  they were made, not misleading.
--------------------------------------------------------------------------------
Except as set forth on Schedule 3.1(d), the financial statements of SSI included
--------------------------------------------------------------------------------
in  the  SSI  SEC Documents complied in all material respects with the published
--------------------------------------------------------------------------------
rules  and  regulations  of  the  SEC  with  respect  thereto,  were prepared in
--------------------------------------------------------------------------------
accordance  with  generally accepted accounting principles ("GAAP") applied on a
--------------------------------------------------------------------------------
consistent  basis during the periods involved (except as may be indicated in the
--------------------------------------------------------------------------------
notes  thereto or, in the case of the unaudited statements, as permitted by Rule
--------------------------------------------------------------------------------
10-01  of  Regulation  S-X  of  the  SEC)  and fairly present in accordance with
--------------------------------------------------------------------------------
applicable  requirements  of  GAAP  (subject,  in  the  case  of  the  unaudited
--------------------------------------------------------------------------------
statements,  to  normal,  recurring adjustments, none of which are material) the
--------------------------------------------------------------------------------
consolidated  financial  position of SSI and its consolidated Subsidiaries as of
--------------------------------------------------------------------------------
their  respective  dates  and  the  consolidated  results  of operations and the
--------------------------------------------------------------------------------
consolidated cash flows of SSI and its consolidated Subsidiaries for the periods
--------------------------------------------------------------------------------
presented  therein.  Except as disclosed in the SSI SEC Documents or in Schedule
--------------------------------------------------------------------------------
3.1(d),  there are no agreements, arrangements or understandings between SSI and
--------------------------------------------------------------------------------
any  party  who is at the date of this Agreement or was at any time prior to the
--------------------------------------------------------------------------------
date  hereof  but after December 31, 1994 an Affiliate (as defined below) of SSI
--------------------------------------------------------------------------------
that are required to be disclosed in the SSI SEC Documents.  Except as disclosed
--------------------------------------------------------------------------------
in  Schedule  3.1(d),  all  SSI  SEC  Documents were filed timely when they were
--------------------------------------------------------------------------------
originally  due.   For purposes of this Agreement "Affiliate" means with respect
--------------------------------------------------------------------------------
to any person or entity, any other person or entity that directly or indirectly,
--------------------------------------------------------------------------------
controls,  is  controlled  by,  or  is  under common control with such person or
--------------------------------------------------------------------------------
entity.
-------

     (e)          Information Supplied(e)     Information Supplied.  None of the
--------------------------------------------------------------------------------
information  supplied  or  to be supplied by SSI and included or incorporated by
--------------------------------------------------------------------------------
reference in the Proxy Statement will, at the date mailed to stockholders of SSI
--------------------------------------------------------------------------------
or at the time of the meeting of such stockholders to be held in connection with
--------------------------------------------------------------------------------
the  Merger or at the Effective Time, contain any untrue statement of a material
--------------------------------------------------------------------------------
fact  or  omit  to  state  any  material  fact  required to be stated therein or
--------------------------------------------------------------------------------
necessary in order to make the statements therein, in light of the circumstances
--------------------------------------------------------------------------------
under  which  they  are  made,  not  misleading.    If  at any time prior to the
--------------------------------------------------------------------------------
Effective Time any event with respect to SSI or any of its Subsidiaries, or with
--------------------------------------------------------------------------------
respect  to  other  information  supplied  by  SSI  for  inclusion  in the Proxy
--------------------------------------------------------------------------------
Statement,  shall occur which is required to be described in an amendment of, or
--------------------------------------------------------------------------------
a supplement to, the Proxy Statement, such event shall be so described, and such
--------------------------------------------------------------------------------
amendment or supplement shall be promptly filed with the SEC and, as required by
--------------------------------------------------------------------------------
law,  disseminated  to the stockholders of SSI.  The Proxy Statement, insofar as
--------------------------------------------------------------------------------
it  relates  to SSI or its Subsidiaries or other information supplied by SSI for
--------------------------------------------------------------------------------
inclusion  therein,  will comply in all material respects with the provisions of
--------------------------------------------------------------------------------
the  Exchange  Act  and  the  rules  and  regulations  thereunder.
------------------------------------------------------------------

     (f)          Absence of Certain Changes or Events(f)     Absence of Certain
--------------------------------------------------------------------------------
Changes  or  Events.    Except  as  disclosed  in, or reflected in the financial
--------------------------------------------------------------------------------
statements  included  in, the SSI SEC Documents or on Schedule 3.1(f), or except
--------------------------------------------------------------------------------
as  expressly contemplated by this Agreement, since December 31, 1997, there has
--------------------------------------------------------------------------------
not  been:    (i)  any  declaration, setting aside or payment of any dividend or
--------------------------------------------------------------------------------
other  distribution  (whether in cash, stock or property) with respect to any of
--------------------------------------------------------------------------------
SSI's  capital stock; (ii) any amendment of any material term of any outstanding
--------------------------------------------------------------------------------
equity  security  of  SSI or any Subsidiary; (iii) any repurchase, redemption or
--------------------------------------------------------------------------------
other  acquisition by SSI or any Subsidiary of any outstanding shares of capital
--------------------------------------------------------------------------------
stock or other equity securities of, or other ownership interests in, SSI or any
--------------------------------------------------------------------------------
Subsidiary,  except  as  contemplated  by  SSI  Benefit Plans; (iv) any material
--------------------------------------------------------------------------------
change  in  any  method  of accounting or accounting practice or any tax method,
--------------------------------------------------------------------------------
practice  or  election  by  SSI or any Subsidiary; or (v) any other transaction,
--------------------------------------------------------------------------------
commitment,  dispute or other event or condition (financial or otherwise) of any
--------------------------------------------------------------------------------
character  (whether  or  not  in the ordinary course of business) that has or is
--------------------------------------------------------------------------------
likely  to  have  had  a  Material  Adverse  Effect  on  SSI.
-------------------------------------------------------------

     (g)      No Undisclosed Material Liabilities(g)     No Undisclosed Material
--------------------------------------------------------------------------------
Liabilities.    Except  as  disclosed  in  the  SSI SEC Documents or on Schedule
--------------------------------------------------------------------------------
3.1(g),  as  of  the  date hereof, there are no liabilities of SSI or any of its
--------------------------------------------------------------------------------
Subsidiaries  of  any  kind  whatsoever,  whether accrued, contingent, absolute,
--------------------------------------------------------------------------------
determined,  determinable  or otherwise, other than:  (i) liabilities adequately
--------------------------------------------------------------------------------
provided  for  on  the  balance  sheet  of  SSI  dated  as  of December 31, 1997
--------------------------------------------------------------------------------
(including  the notes thereto) contained in SSI's Annual Report on Form 10-K for
--------------------------------------------------------------------------------
the  year  ended  December  31, 1997; (ii) liabilities under this Agreement; and
--------------------------------------------------------------------------------
(iii) liabilities incurred in the ordinary course of business after December 31,
--------------------------------------------------------------------------------
1997, which have not had and are not likely to have a Material Adverse Effect on
--------------------------------------------------------------------------------
SSI.
----

     (h)          No  Default(h)         No Default.  Neither SSI nor any of its
--------------------------------------------------------------------------------
Subsidiaries  is  in default or violation (and no event has occurred which, with
--------------------------------------------------------------------------------
notice or the lapse of time or both, would constitute a default or violation) of
--------------------------------------------------------------------------------
any  term,  condition  or provision of (i) their respective charter and by-laws,
--------------------------------------------------------------------------------
(ii)  except  as  disclosed  in  Schedule  3.1(h),  any  note,  bond,  mortgage,
--------------------------------------------------------------------------------
indenture,  license, agreement or other instrument or obligation to which SSI or
--------------------------------------------------------------------------------
any  of  its  Subsidiaries  is  now  a  party  or  by  which  SSI  or any of its
--------------------------------------------------------------------------------
Subsidiaries  or  any  of  their respective properties or assets may be bound or
--------------------------------------------------------------------------------
(iii)  any  order,  writ,  injunction,  decree,  statute,  rule  or  regulation
-------------------------------------------------------------------------------
applicable  to  SSI  or  any  of  its  Subsidiaries.
----------------------------------------------------

     (i)       Compliance with Applicable Laws(i)     Compliance with Applicable
--------------------------------------------------------------------------------
Laws.    SSI  and  its  Subsidiaries  hold  all  permits,  licenses,  variances,
--------------------------------------------------------------------------------
exemptions,  orders,  franchises  and  approvals  of  all  Governmental Entities
--------------------------------------------------------------------------------
necessary  for  the  lawful  conduct  of  their  respective businesses (the "SSI
--------------------------------------------------------------------------------
Permits").  SSI and its Subsidiaries are in compliance with the terms of the SSI
--------------------------------------------------------------------------------
Permits.    Except  as  disclosed  in  the  SSI SEC Documents or as set forth on
--------------------------------------------------------------------------------
Schedule  3.1(i),  the  businesses  of  SSI  and  its Subsidiaries are not being
--------------------------------------------------------------------------------
conducted  in  violation of any law, ordinance or regulation of any Governmental
--------------------------------------------------------------------------------
Entity.    Except  as  set  forth  on  Schedule  3.1(i),  as of the date of this
--------------------------------------------------------------------------------
Agreement, no investigation or review by any Governmental Entity with respect to
--------------------------------------------------------------------------------
SSI or any of its Subsidiaries is pending or, to the best knowledge of SSI as of
--------------------------------------------------------------------------------
the  date  hereof,  threatened.  Schedule 3.1(i) sets forth each such failure to
--------------------------------------------------------------------------------
hold  or  comply  with  the  terms  of  SSI Permits, each such violation of law,
--------------------------------------------------------------------------------
ordinance  or  regulation  of  any  governmental entity and each such pending or
--------------------------------------------------------------------------------
threatened  investigation  or  review by any governmental entity existing on the
--------------------------------------------------------------------------------
date  hereof  that  involves  amounts  in  excess  of  $10,000.
---------------------------------------------------------------

     (j)       Litigation(j)     Litigation.  Except as disclosed in the SSI SEC
--------------------------------------------------------------------------------
Documents  or  on Schedule 3.1(j) hereto, there is no suit, action or proceeding
--------------------------------------------------------------------------------
pending,  or,  to the best knowledge of SSI, threatened against or affecting SSI
--------------------------------------------------------------------------------
or  any  Subsidiary of SSI ("SSI Litigation"), and SSI and its Subsidiaries have
--------------------------------------------------------------------------------
no  knowledge  of  any facts that are likely to give rise to any SSI Litigation,
--------------------------------------------------------------------------------
nor is there any judgment, decree, injunction, rule or order of any Governmental
--------------------------------------------------------------------------------
Entity  or  arbitrator  outstanding  against  SSI or any Subsidiary of SSI ("SSI
--------------------------------------------------------------------------------
Order").   In addition, the aggregate reasonable estimate of uninsured exposures
--------------------------------------------------------------------------------
or  losses  under  all claims and judgments pending, or to the best knowledge of
--------------------------------------------------------------------------------
SSI  as  of  the date hereof, threatened, pursuant to all SSI Litigation and SSI
--------------------------------------------------------------------------------
Orders,  existing  on  the  date  hereof,  does  not  exceed  $15,000.
----------------------------------------------------------------------

     (k)          Taxes(k)          Taxes.
------------------------------------------

          (i)       Except as set forth on Schedule 3.1(k)(i), each of SSI, each
--------------------------------------------------------------------------------
of  its  Subsidiaries  and  any  affiliated,  consolidated, combined, unitary or
--------------------------------------------------------------------------------
similar  group  of  which  any  such corporation is or was a member has (A) duly
--------------------------------------------------------------------------------
filed on a timely basis (taking into account any extensions) all federal and all
--------------------------------------------------------------------------------
material  state,  local,  foreign  and  other  returns,  declarations,  reports,
--------------------------------------------------------------------------------
estimates,  information  returns and statements ("Returns") required to be filed
--------------------------------------------------------------------------------
or  sent  by  or  with  respect  to  it  in respect of any Taxes (as hereinafter
--------------------------------------------------------------------------------
defined),  (B)  duly  paid or deposited on a timely basis all Taxes that are due
--------------------------------------------------------------------------------
and  payable  (except  for audit adjustments not material in the aggregate or to
--------------------------------------------------------------------------------
the  extent that liability therefor is reserved for in SSI's most recent audited
--------------------------------------------------------------------------------
financial  statements)  for  which SSI or any of its Subsidiaries may be liable,
--------------------------------------------------------------------------------
(C)  established reserves that are adequate for the payment of all Taxes not yet
--------------------------------------------------------------------------------
due  and  payable  with  respect  to  the  results  of operations of SSI and its
--------------------------------------------------------------------------------
Subsidiaries  through the date hereof, and (D) complied in all material respects
--------------------------------------------------------------------------------
with  all  applicable  laws,  rules  and  regulations relating to the reporting,
--------------------------------------------------------------------------------
payment  and  withholding  of  Taxes  and  has  in  all material respects timely
--------------------------------------------------------------------------------
withheld  from  employee  wages  and  paid  over  to  the  proper  governmental
-------------------------------------------------------------------------------
authorities  all  amounts  required  to  be  so  withheld  and  paid  over.
---------------------------------------------------------------------------

          (ii)        Schedule 3.1(k)(ii) sets forth (A) the last taxable period
--------------------------------------------------------------------------------
through  which the federal income Tax Returns of SSI and any of its Subsidiaries
--------------------------------------------------------------------------------
have  been  examined by the Internal Revenue Service ("IRS") or otherwise closed
--------------------------------------------------------------------------------
and  (B)  any  affiliated,  consolidated,  combined, unitary or similar group or
--------------------------------------------------------------------------------
Return  in which SSI or any of its Subsidiaries is or has been a member or is or
--------------------------------------------------------------------------------
has  joined  in the filing.  Except to the extent being contested in good faith,
--------------------------------------------------------------------------------
all  deficiencies  asserted as a result of such examinations and any examination
--------------------------------------------------------------------------------
by  any  applicable taxing authority have been paid, fully settled or adequately
--------------------------------------------------------------------------------
provided  for  in  SSI's  most  recent  audited financial statements.  Except as
--------------------------------------------------------------------------------
adequately  provided  for  in  the  SSI  SEC  Documents,  no  audits  or  other
-------------------------------------------------------------------------------
administrative  proceedings  or  court  proceedings  are  presently pending with
--------------------------------------------------------------------------------
regard  to  any  Taxes for which SSI or any of its Subsidiaries would be liable,
--------------------------------------------------------------------------------
and no deficiency for any Taxes has been proposed, asserted or assessed pursuant
--------------------------------------------------------------------------------
to such examination against SSI or any of its Subsidiaries by any authority with
--------------------------------------------------------------------------------
respect  to  any  period  other  than  as  set  forth  in  Schedule  3.1(k)(ii).
--------------------------------------------------------------------------------

          (iii)     Except as disclosed on Schedule 3.1(k)(iii), neither SSI nor
--------------------------------------------------------------------------------
any  of  its Subsidiaries has executed or entered into (or prior to the close of
--------------------------------------------------------------------------------
business  on  the  Closing  Date will execute or enter into) with the IRS or any
--------------------------------------------------------------------------------
taxing  authority  (i)  any  agreement or other document extending or having the
--------------------------------------------------------------------------------
effect  of  extending  the period for assessments or collection of any income or
--------------------------------------------------------------------------------
franchise Taxes for which SSI or any of its Subsidiaries would be liable or (ii)
--------------------------------------------------------------------------------
a  closing  agreement  pursuant  to Section 7121 of the Code, or any predecessor
--------------------------------------------------------------------------------
provision  thereof  or  any  similar provision of state, local, foreign or other
--------------------------------------------------------------------------------
income  tax  law  that  relates to the assets or operations of SSI or any of its
--------------------------------------------------------------------------------
Subsidiaries.
-------------

          (iv)          Neither SSI nor any of its Subsidiaries is a party to an
--------------------------------------------------------------------------------
agreement  that  provides for the payment of any amount that would constitute an
--------------------------------------------------------------------------------
"excess  parachute  payment"  within  the  meaning  of Section 280G of the Code.
--------------------------------------------------------------------------------

          (v)       Neither SSI nor any of its Subsidiaries has made an election
--------------------------------------------------------------------------------
under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code
--------------------------------------------------------------------------------
apply  to  any disposition of a subsection (f) asset (as such term is defined in
--------------------------------------------------------------------------------
Section  341(f)(4)  of  the  Code)  owned  by  SSI  or  any of its Subsidiaries.
--------------------------------------------------------------------------------

          (vi)       Except as set forth in SSI SEC Documents or as disclosed on
--------------------------------------------------------------------------------
Schedule  3.1(k)(vi),  neither SSI nor any of its Subsidiaries is a party to, is
--------------------------------------------------------------------------------
bound  by or has any obligation under any tax sharing or allocation agreement or
--------------------------------------------------------------------------------
similar  agreement  or  arrangement.
------------------------------------

     For  purposes  of  this  Agreement,  "Taxes" shall mean all federal, state,
--------------------------------------------------------------------------------
county,  local,  foreign or other taxes, charges, fees, levies, imposts, duties,
--------------------------------------------------------------------------------
licenses  or other assessments, together with any interest, penalties, additions
--------------------------------------------------------------------------------
to  tax  or  additional  amounts  imposed  by  any  taxing  authority.
----------------------------------------------------------------------

     (l)          Pension and Benefit Plans; ERISA; Employees(l)     Pension and
--------------------------------------------------------------------------------
Benefit  Plans;  ERISA;  Employees.
-----------------------------------

          (i)        All "employee pension plans," as defined in Section 3(2) of
--------------------------------------------------------------------------------
the  Employee  Retirement  Income  Security  Act  of 1974, as amended ("ERISA"),
--------------------------------------------------------------------------------
maintained  by  SSI or any of its Subsidiaries or any trade or business (whether
--------------------------------------------------------------------------------
or  not  incorporated)  which  is under common control, or which is treated as a
--------------------------------------------------------------------------------
single  employer,  with  SSI  under  Section 414(b), (c), (m) or (o) of the Code
--------------------------------------------------------------------------------
("SSI  ERISA  Affiliate")  or to which SSI or any of its Subsidiaries or any SSI
--------------------------------------------------------------------------------
ERISA  Affiliate  contributed or is obligated to contribute thereunder (the "SSI
--------------------------------------------------------------------------------
Pension Plans") intended to qualify under Section 401 of the Code so qualify and
--------------------------------------------------------------------------------
the  trusts  maintained pursuant thereto are exempt from federal income taxation
--------------------------------------------------------------------------------
under Section 501 of the Code nothing has occurred with respect to the operation
--------------------------------------------------------------------------------
of  the SSI Pension Plans that could reasonably be expected to cause the loss of
--------------------------------------------------------------------------------
such  qualification or exemption or the imposition of any liability, penalty, or
--------------------------------------------------------------------------------
tax  under  ERISA  or  the  Code.
---------------------------------

          (ii)     Except as disclosed in Schedule 3.1(l)(ii), there has been no
--------------------------------------------------------------------------------
"reportable  event"  as  that  term  is defined in Section 4043 of ERISA and the
--------------------------------------------------------------------------------
regulations thereunder with respect to the SSI Pension Plans subject to Title IV
--------------------------------------------------------------------------------
of  ERISA  that  would  require  the  giving  of  notice  or any event requiring
--------------------------------------------------------------------------------
disclosure  under  Section  4041(c)(3)(C)  or  4063(a)  of  ERISA.
------------------------------------------------------------------

          (iii)      As to the SSI Pension Plans and as to the "employee pension
--------------------------------------------------------------------------------
benefit  plans"  maintained or contributed to by SSI, its Subsidiaries or by any
--------------------------------------------------------------------------------
SSI  ERISA  Affiliate  within  six  years prior to the Effective Time subject to
--------------------------------------------------------------------------------
Title  IV  of  ERISA,  there  has  been  no  event or condition which presents a
--------------------------------------------------------------------------------
material  risk  of  termination, no notice of intent to terminate has been given
--------------------------------------------------------------------------------
under  Section 4041 of ERISA and no proceeding has been instituted under Section
--------------------------------------------------------------------------------
4042  of  ERISA  to terminate, such that would result in a material liability to
--------------------------------------------------------------------------------
SSI,  its  Subsidiaries,  or  SSI  ERISA Affiliates; no liability to the Pension
--------------------------------------------------------------------------------
Benefit  Guaranty Corporation ("PBGC") has been incurred; no accumulated funding
--------------------------------------------------------------------------------
deficiency, whether or not waived, within the meaning of Section 302 of ERISA or
--------------------------------------------------------------------------------
Section  412  of  the Code has been incurred; and the assets of each SSI Pension
--------------------------------------------------------------------------------
Plan  equal  or  exceed  the actuarial present value of the benefit liabilities,
--------------------------------------------------------------------------------
within  the meaning of Section 4041 of ERISA, under such SSI Pension Plan, based
--------------------------------------------------------------------------------
upon  reasonable  actuarial  assumptions  and  the  asset  valuation  principles
--------------------------------------------------------------------------------
established  by  the  PBGC.
---------------------------

          (iv)      There is no violation of ERISA with respect to the filing of
--------------------------------------------------------------------------------
applicable  reports,  documents, and notices regarding all the "employee benefit
--------------------------------------------------------------------------------
plans,"  as  defined  in  Section  3(3)  of  the  ERISA  and  all other employee
--------------------------------------------------------------------------------
compensation  and  benefit arrangements or payroll practices, including, without
--------------------------------------------------------------------------------
limitation,  severance  pay,  sick  leave, vacation pay, salary continuation for
--------------------------------------------------------------------------------
disability,  consulting  or  other compensation agreements, retirement, deferred
--------------------------------------------------------------------------------
compensation,  bonus,  long-term  incentive,  stock  option,  stock  purchase,
------------------------------------------------------------------------------
hospitalization,  medical  insurance,  life  insurance  and scholarship programs
--------------------------------------------------------------------------------
maintained  by  SSI  or  any  of  its Subsidiaries or to which SSI or any of its
--------------------------------------------------------------------------------
Subsidiaries  contributed  or  is  obligated  to contribute thereunder (all such
--------------------------------------------------------------------------------
plans,  other  than  the SSI Pension Plans, being hereinafter referred to as the
--------------------------------------------------------------------------------
"SSI  Employee Benefit Plans"), or SSI Pension Plans with the Secretary of Labor
--------------------------------------------------------------------------------
and  the  Secretary  of  the Treasury or the furnishing of such documents to the
--------------------------------------------------------------------------------
participants  or  beneficiaries of the SSI Employee Benefit Plans or SSI Pension
--------------------------------------------------------------------------------
Plans.
------

          (v)        Except as disclosed on Schedule 3.1(l)(v), the SSI Employee
--------------------------------------------------------------------------------
Benefit  Plans  and  SSI  Pension  Plans have been maintained in accordance with
--------------------------------------------------------------------------------
their  terms  and  with all provisions of ERISA (including rules and regulations
--------------------------------------------------------------------------------
thereunder) and other applicable Federal and state law, all contributions to the
--------------------------------------------------------------------------------
SSI  Employee Benefit Plans and SSI Pension Plans have been timely made pursuant
--------------------------------------------------------------------------------
to  their  terms,  there  is  no  liability  for  breaches  of fiduciary duty in
--------------------------------------------------------------------------------
connection with the SSI Employee Benefit Plans and SSI Pension Plans, there have
--------------------------------------------------------------------------------
been  no defaults, violations, actions, suits or claims pending (except ordinary
--------------------------------------------------------------------------------
claims  for benefits), or to the knowledge of SSI, threatened respecting the SSI
--------------------------------------------------------------------------------
Employee  Benefit  Plans  and  SSI Pension Plans, and neither SSI nor any of its
--------------------------------------------------------------------------------
Subsidiaries  has  engaged  in  a "prohibited transaction" within the meaning of
--------------------------------------------------------------------------------
Section  4975  of  the  Code  or  Section  406  of ERISA with respect to the SSI
--------------------------------------------------------------------------------
Employee  Benefit  Plans  and  SSI  Pension  Plans.
---------------------------------------------------

          (vi)      Neither the execution and delivery of this Agreement nor the
--------------------------------------------------------------------------------
consummation  of  the  transactions  contemplated  hereby will (i) result in any
--------------------------------------------------------------------------------
payment  becoming due to any employee or group of employees of SSI or any of its
--------------------------------------------------------------------------------
Subsidiaries;  (ii)  increase  any  benefits  otherwise  payable  under  any SSI
--------------------------------------------------------------------------------
Employee  Benefit  Plan or SSI Pension Plan or the profit sharing plan of SSI or
--------------------------------------------------------------------------------
(iii)  result  in the acceleration of the time of payment or vesting of any such
--------------------------------------------------------------------------------
benefits.    Except  as disclosed or referenced on Schedule 3.1(l)(vi) or in the
--------------------------------------------------------------------------------
SSI  SEC  Documents,  there are no severance agreements or employment agreements
--------------------------------------------------------------------------------
between  SSI  or  any  of  its  Subsidiaries  and  any  employee  of SSI or such
--------------------------------------------------------------------------------
Subsidiary.
-----------

     True  and  correct  copies  of all such severance agreements and employment
--------------------------------------------------------------------------------
agreements  have  been  provided  to  BHOO.    Except  as set forth or otherwise
--------------------------------------------------------------------------------
referenced  on  Schedule 3.1(l)(vi), neither SSI nor any of its Subsidiaries has
--------------------------------------------------------------------------------
any  consulting  agreement or arrangement with any person involving compensation
--------------------------------------------------------------------------------
in  excess  of $5,000, except as are terminable upon one month's notice or less.
--------------------------------------------------------------------------------

          (vii)          No  stock or other security issued by SSI or any of its
--------------------------------------------------------------------------------
subsidiaries forms or has formed a material part of the assets of any funded SSI
--------------------------------------------------------------------------------
Employee  Benefit  Plan  or  SSI  Pension  Plan.
------------------------------------------------

          (viii)       Neither SSI nor any of its Subsidiaries nor any SSI ERISA
--------------------------------------------------------------------------------
Affiliate  contributes  to,  or  has an obligation to contribute to, and has not
--------------------------------------------------------------------------------
within  six  years  prior  to  the  Effective  Time  contributed  to,  or had an
--------------------------------------------------------------------------------
obligation  to contribute to, a multiemployer plan within the meaning of Section
--------------------------------------------------------------------------------
3(37)  of  ERISA.
-----------------

          (ix)      Schedule 3.1(l)(ix) contains a true and complete list of all
--------------------------------------------------------------------------------
employees of SSI and their respective job titles, base salaries, annual bonuses,
--------------------------------------------------------------------------------
years  of  employment  and  office  locations.
----------------------------------------------

     (m)          Labor  Matters(m)          Labor  Matters.
------------------------------------------------------------

          (i)        Except as set forth in Schedule 3.1(m)(i) hereto, as of the
--------------------------------------------------------------------------------
date  of  this Agreement, (1) no employees of SSI or any of its Subsidiaries are
--------------------------------------------------------------------------------
represented  by  any  labor  organization; (2) no labor organization or group of
--------------------------------------------------------------------------------
employees  of  SSI  or  any  of  its  Subsidiaries has made a pending demand for
--------------------------------------------------------------------------------
recognition  or  certification, and there are no representation or certification
--------------------------------------------------------------------------------
proceedings  or  petitions seeking a representation proceeding presently pending
--------------------------------------------------------------------------------
or  threatened  in  writing  to  be  brought  or  filed  with the National Labor
--------------------------------------------------------------------------------
Relations  Board  or any other labor relations tribunal or authority; and (3) to
--------------------------------------------------------------------------------
the knowledge of SSI, there are no organizing activities involving SSI or any of
--------------------------------------------------------------------------------
its  Subsidiaries  pending  with any labor organization or group of employees of
--------------------------------------------------------------------------------
SSI  or  any  of  its  Subsidiaries.
------------------------------------

          (ii)        Except as set forth on Schedule 3.1(m)(ii) hereto, SSI and
--------------------------------------------------------------------------------
each  of  its Subsidiaries is in compliance with all laws and orders relating to
--------------------------------------------------------------------------------
the  employment  of labor, including all such laws and orders relating to wages,
--------------------------------------------------------------------------------
hours,  collective  bargaining, discrimination, civil rights, safety and health,
--------------------------------------------------------------------------------
workers'  compensation  and  the  collection  and  payment of withholding and/or
--------------------------------------------------------------------------------
Social  Security  Taxes  and  similar  Taxes.
---------------------------------------------

     (n)          Intangible  Property(n)      Intangible Property.  SSI and its
--------------------------------------------------------------------------------
Subsidiaries possess or have adequate rights to use all trademarks, trade names,
--------------------------------------------------------------------------------
patents,  service marks, brand marks, brand names, computer programs, databases,
--------------------------------------------------------------------------------
industrial  designs and copyrights necessary for the operation of the businesses
--------------------------------------------------------------------------------
of  each  of  SSI  and  its  Subsidiaries  (collectively,  the  "SSI  Intangible
--------------------------------------------------------------------------------
Property").    Except as set forth on Schedule 3.1(n), all of the SSI Intangible
--------------------------------------------------------------------------------
Property  is  owned  by  SSI  or  its Subsidiaries free and clear of any and all
--------------------------------------------------------------------------------
liens,  claims  or  encumbrances,  and  neither  SSI nor any such Subsidiary has
--------------------------------------------------------------------------------
forfeited or otherwise relinquished any SSI Intangible Property.  The use of the
--------------------------------------------------------------------------------
SSI  Intangible  Property  by  SSI  or  its Subsidiaries does not conflict with,
--------------------------------------------------------------------------------
infringe  upon,  violate or interfere with or constitute an appropriation of any
--------------------------------------------------------------------------------
right,  title,  interest  or  goodwill,  including,  without  limitation,  any
------------------------------------------------------------------------------
intellectual  property right, trademark, trade name, patent, service mark, brand
--------------------------------------------------------------------------------
mark,  brand  name,  computer program, database, industrial design, copyright or
--------------------------------------------------------------------------------
any  pending  application  therefor  of  any other person and there have been no
--------------------------------------------------------------------------------
claims  made and neither SSI nor any of its Subsidiaries has received any notice
--------------------------------------------------------------------------------
of  any  claim  or  otherwise  knows  that any of the SSI Intangible Property is
--------------------------------------------------------------------------------
invalid  or  conflicts  with  the asserted rights of any other person or has not
--------------------------------------------------------------------------------
been used or enforced or has been failed to be used or enforced in a manner that
--------------------------------------------------------------------------------
would  result in the abandonment, cancellation or unenforceability of any of the
--------------------------------------------------------------------------------
SSI  Intangible  Property.
--------------------------

     (o)          Environmental  Matters(o)          Environmental  Matters.
----------------------------------------------------------------------------

     For  purposes  of  this  Agreement:
----------------------------------------

     (A)          "Environmental  Law"  means  any  applicable law regulating or
--------------------------------------------------------------------------------
prohibiting  Releases into any part of the natural environment, or pertaining to
--------------------------------------------------------------------------------
the  protection  of  natural  resources, the environment and public and employee
--------------------------------------------------------------------------------
health and safety including, without limitation, the Comprehensive Environmental
--------------------------------------------------------------------------------
Response,  Compensation, and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et
--------------------------------------------------------------------------------
seq.),  the  Hazardous  Materials  Transportation Act (49 U.S.C. Section 1801 et
--------------------------------------------------------------------------------
seq.),  the  Resource  Conservation  and Recovery Act (42 U.S.C. Section 6901 et
--------------------------------------------------------------------------------
seq.),  the  Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act
--------------------------------------------------------------------------------
(33  U.S.C.  Section  7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
--------------------------------------------------------------------------------
Section  7401  et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act
--------------------------------------------------------------------------------
(7  U.S.C.  Section 136 et seq.), and the Occupational Safety and Health Act (29
--------------------------------------------------------------------------------
U.S.C.  Section  651  et seq.) ("OSHA") and the regulations promulgated pursuant
--------------------------------------------------------------------------------
thereto,  and  any  such applicable state or local statutes, and the regulations
--------------------------------------------------------------------------------
promulgated  pursuant  thereto,  as  such  laws  have been and may be amended or
--------------------------------------------------------------------------------
supplemented  through  the  Closing  Date.
------------------------------------------

     (B)       "Hazardous Material" means any substance, material or waste which
--------------------------------------------------------------------------------
is  regulated  pursuant  to  any Environmental Law by any public or governmental
--------------------------------------------------------------------------------
authority in the jurisdictions in which the applicable party or its Subsidiaries
--------------------------------------------------------------------------------
conducts  business,  or  the  United  States, including, without limitation, any
--------------------------------------------------------------------------------
material  or  substance  which  is  defined  as  a "hazardous waste," "hazardous
--------------------------------------------------------------------------------
material,"  "hazardous  substance,"  "extremely  hazardous waste" or "restricted
--------------------------------------------------------------------------------
hazardous  waste,"  "contaminant,"  "toxic waste" or "toxic substance" under any
--------------------------------------------------------------------------------
provision  of  Environmental  Law;
----------------------------------

     (C)        "Release" means any release, spill, effluent, emission, leaking,
--------------------------------------------------------------------------------
pumping,  injection,  deposit,  disposal,  discharge,  dispersal,  leaching  or
-------------------------------------------------------------------------------
migration into the indoor or outdoor environment, or into or out of any property
--------------------------------------------------------------------------------
owned,  operated  or  leased  by  the  applicable party or its Subsidiaries; and
--------------------------------------------------------------------------------

     (D)     "Remedial Action" means all actions, including, without limitation,
--------------------------------------------------------------------------------
any  capital  expenditures,  required by a governmental entity or required under
--------------------------------------------------------------------------------
any Environmental Law, or voluntarily undertaken to (I) clean up, remove, treat,
--------------------------------------------------------------------------------
or  in  any  other  way  ameliorate  or address any Hazardous Materials or other
--------------------------------------------------------------------------------
substance  in  the  indoor  or  outdoor environment; (II) prevent the Release or
--------------------------------------------------------------------------------
threat  of Release, or minimize the further Release of any Hazardous Material so
--------------------------------------------------------------------------------
it does not endanger or threaten to endanger the public health or welfare of the
--------------------------------------------------------------------------------
indoor  or  outdoor  environment;  (III)  perform  pre-remedial  studies  and
-----------------------------------------------------------------------------
investigations  or post-remedial monitoring and care pertaining or relating to a
--------------------------------------------------------------------------------
Release;  or  (IV)  bring  the  applicable  party  into  compliance  with  any
------------------------------------------------------------------------------
Environmental  Law.
-------------------

          (i)      Except as disclosed on Schedule 3.1(o), the operations of SSI
--------------------------------------------------------------------------------
and  its  Subsidiaries  have  been  and,  as  of  the  Closing Date, will be, in
--------------------------------------------------------------------------------
compliance  with  all  Environmental  Laws;
-------------------------------------------

          (ii)          Except  as  disclosed  on  Schedule  3.1(o), SSI and its
--------------------------------------------------------------------------------
Subsidiaries  have  obtained  and  will,  as  of  the Closing Date, maintain all
--------------------------------------------------------------------------------
permits  required  under  applicable  Environmental  Laws  for  the  continued
------------------------------------------------------------------------------
operations  of  their  respective  businesses;
----------------------------------------------

          (iii)          Except  as disclosed on Schedule 3.1(o), as of the date
--------------------------------------------------------------------------------
hereof  SSI  and  its  Subsidiaries are not subject to any outstanding orders or
--------------------------------------------------------------------------------
material  contracts  with any Governmental Entity or other person respecting (A)
--------------------------------------------------------------------------------
Environmental Laws, (B) Remedial Action or (C) any Release or threatened Release
--------------------------------------------------------------------------------
of  a  Hazardous  Material;
---------------------------

          (iv)          Except  as  disclosed  on  Schedule  3.1(o), SSI and its
--------------------------------------------------------------------------------
Subsidiaries  have  not received any communication alleging, with respect to any
--------------------------------------------------------------------------------
such  party,  the  violation  of  or  liability  under  any  Environmental  Law;
--------------------------------------------------------------------------------

          (v)     Except as disclosed on Schedule 3.1(o), neither SSI nor any of
--------------------------------------------------------------------------------
its  Subsidiaries has any contingent liability in connection with the Release of
--------------------------------------------------------------------------------
any  Hazardous  Material into the indoor or outdoor environment (whether on-site
--------------------------------------------------------------------------------
or  off-site);
--------------

          (vi)     Except as disclosed on Schedule 3.1(o), the operations of SSI
--------------------------------------------------------------------------------
or its Subsidiaries involving the generation, transportation, treatment, storage
--------------------------------------------------------------------------------
or  disposal  of hazardous waste, as defined and regulated under 40 C.F.R. Parts
--------------------------------------------------------------------------------
260-270  (in  effect  as of the date of this Agreement) or any state equivalent,
--------------------------------------------------------------------------------
are  in  compliance  with  applicable  Environmental  Laws;  and
----------------------------------------------------------------

          (vii)      Except as disclosed on Schedule 3.1(o), to the knowledge of
--------------------------------------------------------------------------------
SSI  as of the date hereof, there is not now on or in any property of SSI or its
--------------------------------------------------------------------------------
Subsidiaries any of the following:  (A) any underground storage tanks or surface
--------------------------------------------------------------------------------
impoundments,  (B) any asbestos-containing materials, or (C) any polychlorinated
--------------------------------------------------------------------------------
biphenyls.
----------

     (p)       Opinion of Financial Advisor(p)     Opinion of Financial Advisor.
--------------------------------------------------------------------------------
SSI  has  received the opinion of Simmons & Company International ("Simmons") to
--------------------------------------------------------------------------------
the  effect that, as of the date hereof, the consideration to be received by the
--------------------------------------------------------------------------------
holders  of SSI Common Stock pursuant to this Agreement is fair from a financial
--------------------------------------------------------------------------------
point  of  view to such holders.  SSI has provided BHOO with a true and complete
--------------------------------------------------------------------------------
copy  of  SSI's  engagement  letter  with  Simmons.
---------------------------------------------------

     (q)        Vote Required(q)     Vote Required.  The affirmative vote of the
--------------------------------------------------------------------------------
holders  of two-thirds of the outstanding shares of SSI Common Stock is the only
--------------------------------------------------------------------------------
vote  of  the  holders  of any class or series of SSI capital stock necessary to
--------------------------------------------------------------------------------
approve  this  Agreement  and  the  transactions  contemplated  hereby.
-----------------------------------------------------------------------

     (r)          Insurance(r)          Insurance.
--------------------------------------------------

          (i)         Schedule 3.1(r) sets forth a list of all policies of fire,
--------------------------------------------------------------------------------
casualty,  liability,  burglary,  fidelity,  worker's compensation directors and
--------------------------------------------------------------------------------
officers  and  other forms of insurance held by SSI or its Subsidiaries that are
--------------------------------------------------------------------------------
material  to  SSI  and  material  details  regarding  each,  including limits of
--------------------------------------------------------------------------------
liability,  deductibles, self insurance retentions and reinsurance requirements.
--------------------------------------------------------------------------------

          (ii)        All premiums due and payable for the insurance in Schedule
--------------------------------------------------------------------------------
3.1(r)  have been duly paid, and such policies or extensions or renewals thereof
--------------------------------------------------------------------------------
in  such amounts will be outstanding and duly in full force without interruption
--------------------------------------------------------------------------------
until  the  Closing  Date.
--------------------------

          (iii)     SSI maintains insurance coverage reasonably adequate for the
--------------------------------------------------------------------------------
operation  of  the  business  of  SSI  and each of its Subsidiaries (taking into
--------------------------------------------------------------------------------
account  the  cost  and  availability  of  such insurance), and the transactions
--------------------------------------------------------------------------------
contemplated  hereby  will  not  adversely  affect  such  coverage.
-------------------------------------------------------------------

     (s)         Brokers(s)     Brokers.  Except as disclosed on Schedule 3.1(s)
--------------------------------------------------------------------------------
hereof,  no  broker,  investment  banker,  or  other  person  is entitled to any
--------------------------------------------------------------------------------
broker's,  finder's  or  other  similar fee or commission in connection with the
--------------------------------------------------------------------------------
transactions  contemplated  by this Agreement based upon arrangements made by or
--------------------------------------------------------------------------------
on  behalf  of  SSI.
--------------------

     (t)       Certain Indebtedness.  Schedule 3.1(t) sets forth an accurate and
--------------------------------------------------------------------------------
complete  list  of  all  SSI accounts payable as of April 30, 1998 including the
--------------------------------------------------------------------------------
amount,  due  date  and  name  of  creditor.  Schedule 3.1(t) also sets forth an
--------------------------------------------------------------------------------
accurate  and  complete  list  of  all  outstanding  notes  payable  and  other
-------------------------------------------------------------------------------
indebtedness  as  of  the  date  hereof including the principal balance, accrued
--------------------------------------------------------------------------------
interest,  payment  terms  and  the  name  of  creditor.  Except as set forth on
--------------------------------------------------------------------------------
Schedule  3(t),  since April 30, 1998, SSI has not incurred any accounts payable
--------------------------------------------------------------------------------
outside  of the ordinary course of its business (consistent with past practices)
--------------------------------------------------------------------------------
in  amount  or  type.
---------------------

     (u)     Foreign Compliance.  Except as set forth on Schedule 3.1(u) hereof,
--------------------------------------------------------------------------------
SSI  has  furnished  to  BHOO  the  documents  required to assess the regulatory
--------------------------------------------------------------------------------
compliance  of  sales  or  other  transfers by SSI or any of its Subsidiaries of
--------------------------------------------------------------------------------
goods,  technology  or  software  to  Libya.   SSI has received no notice of any
--------------------------------------------------------------------------------
investigation  or review of any Governmental Entity (other than as expressly set
--------------------------------------------------------------------------------
forth  in  the foregoing documents) involving a possible violation of applicable
--------------------------------------------------------------------------------
laws,  regulations  or  orders  (including  the  U.S.  Export  Administration
-----------------------------------------------------------------------------
Regulations,  15  C.F.R.        730-774,  the Office of Foreign Assets Control's
--------------------------------------------------------------------------------
sanctions regulations, 31 C.F.R.    500-596) and no such investigation or review
--------------------------------------------------------------------------------
is  pending  or,  to the best of its knowledge, threatened.  Further, SSI is not
--------------------------------------------------------------------------------
aware  of  any  conduct  by  it in Libya or on behalf of Libya or any designated
--------------------------------------------------------------------------------
national  of  Libya  wherever located during the five years prior to the date of
--------------------------------------------------------------------------------
this  Agreement that could reasonably be expected to give rise to a violation of
--------------------------------------------------------------------------------
applicable  laws,  regulations  or  orders.    Since  January  1996, SSI and its
--------------------------------------------------------------------------------
Subsidiaries  have not contracted to carry out any work in Libya or on behalf of
--------------------------------------------------------------------------------
Libya  or  any  designated  national  of  Libya  wherever  located.  SSI and its
--------------------------------------------------------------------------------
Subsidiaries  currently are not engaged in work in Libya (except for one dormant
--------------------------------------------------------------------------------
project  on which the customer expects the work to be completed) or on behalf of
--------------------------------------------------------------------------------
Libya or any designated national of Libya wherever located and will not commence
--------------------------------------------------------------------------------
any such work (including not recommencing the foregoing dormant project) without
--------------------------------------------------------------------------------
the  prior  consent  of  BHOO.
------------------------------

     (v)       Real Property.  Schedule 3.1(v) contains an accurate and complete
--------------------------------------------------------------------------------
list  of  all  real  property  owned or leased by SSI or any of its Subsidiaries
--------------------------------------------------------------------------------
(with the real property being leased identified as such) including the location,
--------------------------------------------------------------------------------
description  and  any  outstanding  mortgage  or lien on any such real property.
--------------------------------------------------------------------------------
Neither  SSI  nor  any of its Subsidiaries is in material default under any such
--------------------------------------------------------------------------------
lease,  and  there  is not, under any such lease, any event that, with notice or
--------------------------------------------------------------------------------
lapse  of  time,  would  constitute  a material default by any party to any such
--------------------------------------------------------------------------------
lease.
------

     (w)      Equipment.  Schedule 3.1(w) contains a list of all equipment owned
--------------------------------------------------------------------------------
by  SSI  or  its Subsidiaries that has a per item book value in excess of $5,000
--------------------------------------------------------------------------------
(including  trade  fixtures)  and  the  location  of  that  equipment.
----------------------------------------------------------------------

     (x)     Equipment Leased.  Schedule 3.1(x) contains a list of all equipment
--------------------------------------------------------------------------------
leases  used by SSI or its Subsidiaries involving an annual expense per lease in
--------------------------------------------------------------------------------
excess  of  $5,000 to which SSI or any of its Subsidiaries is a lessee.  None of
--------------------------------------------------------------------------------
SSI  or any of its Subsidiaries is in default under any such lease; and to SSI's
--------------------------------------------------------------------------------
knowledge,  there  is  not, under any such lease, any event that, with notice or
--------------------------------------------------------------------------------
lapse  of  time,  would  constitute  a material default by any party to any such
--------------------------------------------------------------------------------
lease.
------

     (y)        Accounts Receivable.  Schedule 3.1(y) contains a list of all SSI
--------------------------------------------------------------------------------
accounts  receivable  as of April 30, 1998, including the aging of each account.
--------------------------------------------------------------------------------
Except  as set forth on Schedule 3.1(y), each such account receivable represents
--------------------------------------------------------------------------------
a  valid  obligation due to SSI, is collectible in the ordinary and usual course
--------------------------------------------------------------------------------
of  business  and  is and will not be subject to any offset or other defenses to
--------------------------------------------------------------------------------
the  payment  thereof.    Since  April 30, 1998, there has not been any material
--------------------------------------------------------------------------------
write-off  of  the  accounts  receivable  set  forth  on  Schedule  3.1(y).
---------------------------------------------------------------------------

     (z)          Contracts.    Schedule  3.1(z)  lists the following contracts,
--------------------------------------------------------------------------------
understandings,  commitments  and  agreements  (written  or  oral) of SSI or its
--------------------------------------------------------------------------------
Subsidiaries  as  of  the  date  hereof:
----------------------------------------

          (i)          All  contracts, understandings or commitments (other than
--------------------------------------------------------------------------------
leases),  whether in the ordinary course of business or not, involving a present
--------------------------------------------------------------------------------
or  future  obligation  to purchase or deliver property, goods or services of an
--------------------------------------------------------------------------------
amount  or  value in excess of $5,000 each, or for a term in excess of one year;
--------------------------------------------------------------------------------

          (ii)        All collective bargaining agreements or other contracts or
--------------------------------------------------------------------------------
commitments  to  or  with  any  labor union, employee representative or group of
--------------------------------------------------------------------------------
employees;
----------

          (iii)          All  employment  contracts,  and  all  other contracts,
--------------------------------------------------------------------------------
agreements  or commitments to or with individual directors, officers, employees,
--------------------------------------------------------------------------------
agents,  representatives  or  consultants, for a period in excess of 30 days, or
--------------------------------------------------------------------------------
for  a  remuneration  that  exceeds  or  will  exceed in accordance with present
--------------------------------------------------------------------------------
commitments,  $5,000  per  annum;
---------------------------------

          (iv)          All  sales  representative  or  sales agency agreements;
--------------------------------------------------------------------------------

          (v)          All  guarantees  or  other  agreements  exceeding  $5,000
--------------------------------------------------------------------------------
individually  or  $5,000  in  the  aggregate that are intended to provide credit
--------------------------------------------------------------------------------
support  with  respect  to  the  obligations  of  any third party, including any
--------------------------------------------------------------------------------
partnership  or  joint  venture;
--------------------------------

          (vi)       All contracts, understanding or commitments that purport to
--------------------------------------------------------------------------------
restrict  the  right  of SSI or any of its Subsidiaries to engage in any line of
--------------------------------------------------------------------------------
business  in  any  geographical  location  or  that conditions such right on the
--------------------------------------------------------------------------------
participation  or  approval  of  any  third  party;
---------------------------------------------------

          (vii)       All open purchase orders or other contracts or commitments
--------------------------------------------------------------------------------
relating  to the purchase or sale of goods or equipment with an invoice value of
--------------------------------------------------------------------------------
$5,000  or  more;  and
----------------------

          (viii)         All (i) customer contracts and licenses entered into or
--------------------------------------------------------------------------------
amended on or after January 1, 1997 and (ii) to the best of SSI's knowledge, all
--------------------------------------------------------------------------------
other  contracts  in  which  SSI's  or  any  of  its  Subsidiary's liability for
--------------------------------------------------------------------------------
consequential  damages  or  lost  profits  is  not  expressly  waived.
----------------------------------------------------------------------

          There  has  not  been  any  material  default  in any obligation to be
--------------------------------------------------------------------------------
performed  by  SSI  or  any  of  its  Subsidiaries  under any material contract,
--------------------------------------------------------------------------------
commitment  or  agreement and neither SSI nor any of its Subsidiaries has waived
--------------------------------------------------------------------------------
any  material  right  under  any  such  contract,  commitment  or  agreement.
-----------------------------------------------------------------------------

     (aa)     Customers and Suppliers.  Except as set forth in Schedule 3.1(aa),
--------------------------------------------------------------------------------
to  SSI's  knowledge,  the  relationships of SSI and its Subsidiaries with their
--------------------------------------------------------------------------------
respective  material customers, distributors and suppliers are satisfactory, and
--------------------------------------------------------------------------------
no  material  customer,  distributor  or  supplier has terminated, threatened to
--------------------------------------------------------------------------------
terminate  or  provided SSI or any of its Subsidiaries with notice of its intent
--------------------------------------------------------------------------------
to  terminate all or any material portion of its relationship with SSI or any of
--------------------------------------------------------------------------------
its  Subsidiaries  during  the  preceding  12-month  period.
------------------------------------------------------------

     (ab)       Year 2000 Matters.  Except as set forth in Schedule 3.1(ab), the
--------------------------------------------------------------------------------
computer software produced or operated by the Company is capable of providing or
--------------------------------------------------------------------------------
is  being  adapted  to provide uninterrupted millennium functionality to record,
--------------------------------------------------------------------------------
store, process and present calendar dates falling on or after January 1, 2000 in
--------------------------------------------------------------------------------
substantially  the  same manner and with the same functionality as such software
--------------------------------------------------------------------------------
records, stores, processes and presents such calendar dates falling on or before
--------------------------------------------------------------------------------
December  31,  1999.    The  costs  of  the adaptations referred to in the prior
--------------------------------------------------------------------------------
sentence  will  not  have  a  Company  Material  Adverse  Effect.
-----------------------------------------------------------------

     3.2       Representations and Warranties of BHOO3.2     Representations and
--------------------------------------------------------------------------------
Warranties  of  BHOO.    BHOO  represents  and  warrants  to  SSI  as  follows:
-------------------------------------------------------------------------------

     (a)      Organization, Standing and Power(a)     Organization, Standing and
--------------------------------------------------------------------------------
Power.    BHOO  is  a  corporation  duly organized, validly existing and in good
--------------------------------------------------------------------------------
standing  under  the laws of its state of incorporation, has all requisite power
--------------------------------------------------------------------------------
and  authority  to  own,  lease  and  operate its properties and to carry on its
--------------------------------------------------------------------------------
business  as  now being conducted, and is duly qualified and in good standing to
--------------------------------------------------------------------------------
do  business in each jurisdiction in which the business it is conducting, or the
--------------------------------------------------------------------------------
operation,  ownership  or  leasing  of  its properties, makes such qualification
--------------------------------------------------------------------------------
necessary,  other  than  in  such  jurisdictions where the failure so to qualify
--------------------------------------------------------------------------------
would  not  have  a  Material  Adverse  Effect  on  BHOO.
---------------------------------------------------------

     (b)      Authority; No Violations, Consents and Approvals(b)     Authority;
--------------------------------------------------------------------------------
No  Violations,  Consents  and  Approvals.
------------------------------------------

          (i)      BHOO has all requisite corporate power and authority to enter
--------------------------------------------------------------------------------
into this Agreement and to consummate the transactions contemplated hereby.  The
--------------------------------------------------------------------------------
execution  and  delivery  of  this  Agreement  and  the  consummation  of  the
------------------------------------------------------------------------------
transactions  contemplated  hereby  have  been  duly authorized by all necessary
--------------------------------------------------------------------------------
corporate action on the part of BHOO.  This Agreement has been duly executed and
--------------------------------------------------------------------------------
delivered by BHOO and, assuming this Agreement constitutes the valid and binding
--------------------------------------------------------------------------------
obligation  of  SSI,  constitutes  a  valid  and  binding  obligation  of  BHOO
-------------------------------------------------------------------------------
enforceable  in  accordance  with  its  terms, subject, as to enforceability, to
--------------------------------------------------------------------------------
bankruptcy,  insolvency,  reorganization and other laws of general applicability
--------------------------------------------------------------------------------
relating  to or affecting creditors' rights and to general principles of equity.
--------------------------------------------------------------------------------

          (ii)        The execution and delivery of this Agreement does not, and
--------------------------------------------------------------------------------
the consummation of the transactions contemplated hereby and compliance with the
--------------------------------------------------------------------------------
provisions  hereof  will  not,  conflict with, or result in any violation of, or
--------------------------------------------------------------------------------
default  (with  or without notice or lapse of time, or both) under, or give rise
--------------------------------------------------------------------------------
to  a right of termination, cancellation or acceleration of any obligation or to
--------------------------------------------------------------------------------
the loss of a material benefit under, or give rise to a right of purchase under,
--------------------------------------------------------------------------------
result  in  the  creation  of any lien, security interest, charge or encumbrance
--------------------------------------------------------------------------------
upon  any  of  the  properties or assets of BHOO under, or otherwise result in a
--------------------------------------------------------------------------------
detriment  to  BHOO under, any provision of (i) the Articles of Incorporation or
--------------------------------------------------------------------------------
Bylaws  of  BHOO,  (ii)  any  loan  or  credit  agreement, note, bond, mortgage,
--------------------------------------------------------------------------------
indenture,  lease  or other agreement, instrument, permit, concession, franchise
--------------------------------------------------------------------------------
or  license  applicable  to  BHOO,  (iii)  any  joint venture or other ownership
--------------------------------------------------------------------------------
arrangement  or (iv) assuming the consents, approvals, authorizations or permits
--------------------------------------------------------------------------------
and  filings  or  notifications  referred to in Section 3.2(c)(iii) are duly and
--------------------------------------------------------------------------------
timely  obtained  or made, any judgment, order, decree, statute, law, ordinance,
--------------------------------------------------------------------------------
rule  or  regulation applicable to BHOO or any of their respective properties or
--------------------------------------------------------------------------------
assets,  other  than,  in  the  case  of  clause  (ii),  (iii) or (iv), any such
--------------------------------------------------------------------------------
conflicts,  violations,  defaults,  rights,  liens, security interests, charges,
--------------------------------------------------------------------------------
encumbrances  or  detriments  that,  individually or in the aggregate, would not
--------------------------------------------------------------------------------
have a Material Adverse Effect on BHOO, materially impair the ability of BHOO to
--------------------------------------------------------------------------------
perform  its  obligations hereunder or thereunder or prevent the consummation of
--------------------------------------------------------------------------------
any  of  the  transactions  contemplated  hereby  or  thereby.
--------------------------------------------------------------

          (iii)          No  consent,  approval,  order  or authorization of, or
--------------------------------------------------------------------------------
registration, declaration or filing with, or permit from any Governmental Entity
--------------------------------------------------------------------------------
is  required  by  or  with  respect to BHOO in connection with the execution and
--------------------------------------------------------------------------------
delivery  of  this  Agreement  by  BHOO  or  the  consummation  by  BHOO  of the
--------------------------------------------------------------------------------
transactions contemplated hereby, except for:  (A) the filing of the Articles of
--------------------------------------------------------------------------------
Merger  with  the  Secretary of State of the State of Colorado; (B) such filings
--------------------------------------------------------------------------------
and  approvals as may be required by any applicable state securities, "blue sky"
--------------------------------------------------------------------------------
or  takeover  laws  or environmental laws; and (C) such filings and approvals as
--------------------------------------------------------------------------------
may  be required by any foreign premerger notification, securities, corporate or
--------------------------------------------------------------------------------
other  law,  rule  or  regulation.
----------------------------------

     (c)          Brokers(c)     Brokers.  No broker, investment banker or other
--------------------------------------------------------------------------------
person  is entitled to any broker's, finder's or other similar fee or commission
--------------------------------------------------------------------------------
in  connection  with  the transactions contemplated by this Agreement based upon
--------------------------------------------------------------------------------
arrangements  made  by  or  on  behalf  of  BHOO.
-------------------------------------------------

     (d)        Financing.  Sub will have available to it at the Effective Time,
--------------------------------------------------------------------------------
sufficient  funds  to  acquire all the outstanding shares of SSI Common Stock in
--------------------------------------------------------------------------------
the  Merger  for  the  Merger  Consideration.
---------------------------------------------


                                   ARTICLE IV
                                   ----------

  COVENANTS RELATING TO CONDUCT OF BUSINESS OF SSI

     4.1          Conduct  of  Business  by  SSI  Pending  the Effective Time4.1
--------------------------------------------------------------------------------
Conduct  of  Business by SSI Pending the Effective Time.  During the period from
--------------------------------------------------------------------------------
the  date  of this Agreement and continuing until the Effective Time, SSI agrees
--------------------------------------------------------------------------------
as  to  itself  and  its  Subsidiaries that (except as expressly contemplated or
--------------------------------------------------------------------------------
permitted  by this Agreement, or to the extent that BHOO shall otherwise consent
--------------------------------------------------------------------------------
in  writing):
-------------

     (a)          Ordinary  Course(a)      Ordinary Course.  Each of SSI and its
--------------------------------------------------------------------------------
Subsidiaries  will  carry  on  its businesses in the usual, regular and ordinary
--------------------------------------------------------------------------------
course  in  substantially  the same manner as heretofore conducted and shall use
--------------------------------------------------------------------------------
all  reasonable  efforts  to preserve intact its present business organizations,
--------------------------------------------------------------------------------
keep  available the services of its current officers and employees, and endeavor
--------------------------------------------------------------------------------
to  preserve  its  relationships  with  customers,  suppliers  and others having
--------------------------------------------------------------------------------
business  dealings  with  it.
-----------------------------

     (b)         Dividends; Changes in Stock(b)     Dividends; Changes in Stock.
--------------------------------------------------------------------------------
SSI  will not and it will not permit any of its Subsidiaries to:  (i) declare or
--------------------------------------------------------------------------------
pay  any  dividends  on  or  make  other  distributions in respect of any of its
--------------------------------------------------------------------------------
capital  stock  or partnership interests, except for the declaration and payment
--------------------------------------------------------------------------------
of  dividends  from  a Subsidiary of SSI to SSI or another Subsidiary of SSI and
--------------------------------------------------------------------------------
except  for  cash  dividends  or  distributions  paid  on or with respect to the
--------------------------------------------------------------------------------
capital  stock  or  partnership  interests  of  a Subsidiary of SSI; (ii) split,
--------------------------------------------------------------------------------
combine  or reclassify any of its capital stock or issue or authorize or propose
--------------------------------------------------------------------------------
the  issuance  of  any  other  securities  in  respect  of,  in  lieu  of  or in
--------------------------------------------------------------------------------
substitution for shares of SSI capital stock; or (iii) except for the repurchase
--------------------------------------------------------------------------------
by  SSI of 800,000 shares of SSI Preferred Stock from Halliburton Company for an
--------------------------------------------------------------------------------
aggregate  purchase  price  not  to  exceed  $2,500,000,  repurchase,  redeem or
--------------------------------------------------------------------------------
otherwise  acquire,  or  permit  any  of its Subsidiaries to purchase, redeem or
--------------------------------------------------------------------------------
otherwise  acquire,  any  shares of its capital stock, except as required by the
--------------------------------------------------------------------------------
terms of its securities outstanding on the date hereof or as contemplated by any
--------------------------------------------------------------------------------
existing  employee  benefit  plan.
----------------------------------

     (c)     Issuance of Securities; Loans(c)     Issuance of Securities; Loans.
--------------------------------------------------------------------------------
Except  as  provided on Schedule 4.1(c), SSI will not and it will not permit any
--------------------------------------------------------------------------------
of  its  Subsidiaries  to,  issue,  deliver  or sell, or authorize or propose to
--------------------------------------------------------------------------------
issue, deliver or sell, any shares of its capital stock of any class, any Voting
--------------------------------------------------------------------------------
Debt  or  any securities convertible into, or any rights, warrants or options to
--------------------------------------------------------------------------------
acquire,  any  such  shares,  Voting Debt or convertible securities, other than:
--------------------------------------------------------------------------------
(i)  the issuance of SSI Common Stock upon the exercise of stock options granted
--------------------------------------------------------------------------------
under  the  SSI  Stock  Plan  that  are  outstanding  on  the date hereof, or in
--------------------------------------------------------------------------------
satisfaction of stock grants or stock based awards made prior to the date hereof
--------------------------------------------------------------------------------
pursuant  to  the  SSI Stock Plan or upon exercise of the SSI Warrants; and (ii)
--------------------------------------------------------------------------------
issuances  by  a  wholly  owned  Subsidiary  of its capital stock to its parent.
--------------------------------------------------------------------------------
Except  for  loans  among  SSI  and its Subsidiaries, neither SSI nor any of its
--------------------------------------------------------------------------------
Subsidiaries  shall  make  any  loan to any person other than the advancement of
--------------------------------------------------------------------------------
routine  employee  expenses  on  terms  consistent  with  past  practice.
-------------------------------------------------------------------------

     (d)          Governing  Documents(d)        Governing Documents.  Except as
--------------------------------------------------------------------------------
expressly  contemplated  hereby or in connection herewith, SSI will not amend or
--------------------------------------------------------------------------------
propose  to  amend  its  Articles  of  Incorporation  or  Bylaws.
-----------------------------------------------------------------

     (e)       No Acquisitions(e)     No Acquisitions.  SSI will not and it will
--------------------------------------------------------------------------------
not permit any of its Subsidiaries to, acquire or agree to acquire by merging or
--------------------------------------------------------------------------------
consolidating  with,  or  by  purchasing  a  substantial equity interest in or a
--------------------------------------------------------------------------------
substantial  portion  of  the assets of, or by any other manner, any business or
--------------------------------------------------------------------------------
any  corporation,  partnership,  association  or  other business organization or
--------------------------------------------------------------------------------
division  thereof.
------------------

     (f)          No  Dispositions(f)         No Dispositions.  Other than:  (i)
--------------------------------------------------------------------------------
dispositions  or  proposed  dispositions  listed  on  Schedule  4.1(f), (ii) the
--------------------------------------------------------------------------------
disposition  (the  "PSD  Disposition")  of SSI's Pipeline Simulation Division to
--------------------------------------------------------------------------------
LICENERGY,  Inc.  for cash proceeds of at least $1,500,000 pursuant to the Asset
--------------------------------------------------------------------------------
Purchase  Agreement  dated  as  of  March  1,  1998  among  SSI,  Bethany, Inc.,
--------------------------------------------------------------------------------
Scientific  Software-Intercomp  UK,  Ltd.  and  LICENERGY,  Inc.  (the  "PSD
----------------------------------------------------------------------------
Agreement"),  (iii)  dispositions  in the ordinary course of business consistent
--------------------------------------------------------------------------------
with  past  practice that are not material, individually or in the aggregate, to
--------------------------------------------------------------------------------
SSI  and  its  Subsidiaries  taken  as  a  whole,  and (iv) product sales in the
--------------------------------------------------------------------------------
ordinary  course  of business consistent with past practice, SSI will not and it
--------------------------------------------------------------------------------
will  not  permit  any of its Subsidiaries to sell, lease, encumber or otherwise
--------------------------------------------------------------------------------
dispose  of,  or  agree  to  sell,  lease (whether such lease is an operating or
--------------------------------------------------------------------------------
capital  lease),  encumber or otherwise dispose of, any of its assets.  SSI will
--------------------------------------------------------------------------------
not  amend  or  waive  any  provision of the PSD Agreement, as amended by Letter
--------------------------------------------------------------------------------
Agreement  dated  May  1,  1998  between  SSI  and  LICENERGY,  Inc.
--------------------------------------------------------------------

     (g)          No  Dissolution,  Etc(g)       No Dissolution, Etc.  Except as
--------------------------------------------------------------------------------
otherwise  permitted  or contemplated by this Agreement, SSI will not authorize,
--------------------------------------------------------------------------------
recommend,  propose  or  announce  an  intention  to adopt a plan of complete or
--------------------------------------------------------------------------------
partial  liquidation  or  dissolution  of  SSI  or  any  of  its  Subsidiaries.
-------------------------------------------------------------------------------

     (h)     Certain Employee Matters(h)     Certain Employee Matters.  SSI will
--------------------------------------------------------------------------------
not  and it will not permit any of its Subsidiaries to:  (i) grant any increases
--------------------------------------------------------------------------------
in  the compensation of any of its directors, officers or employees; (ii) pay or
--------------------------------------------------------------------------------
agree  to  pay  any  pension, retirement allowance or other employee benefit not
--------------------------------------------------------------------------------
required  or  contemplated  by any of the existing SSI Employee Benefit Plans or
--------------------------------------------------------------------------------
SSI  Pension  Plans  as in effect on the date hereof to any director, officer or
--------------------------------------------------------------------------------
employee,  whether  past  or  present;  (iii)  enter  into any new, or amend any
--------------------------------------------------------------------------------
existing,  employment  or  severance or termination agreement with any director,
--------------------------------------------------------------------------------
officer  or  key  employee;  (iv)  become  obligated  under any new SSI Employee
--------------------------------------------------------------------------------
Benefit  Plan or SSI Pension Plan, which was not in existence or approved by the
--------------------------------------------------------------------------------
Board of Directors of SSI prior to or on the date hereof, or amend any such plan
--------------------------------------------------------------------------------
or  arrangement in existence on the date hereof if such amendment would have the
--------------------------------------------------------------------------------
effect  of enhancing any benefits thereunder; or (v) terminate the employment of
--------------------------------------------------------------------------------
any  executive  or  employee  of  SSI  or any of its Subsidiaries without cause.
--------------------------------------------------------------------------------

     (i)         Indebtedness; Leases; Capital Expenditures(i)     Indebtedness;
--------------------------------------------------------------------------------
Leases;  Capital  Expenditures.    SSI  will not, nor will SSI permit any of its
--------------------------------------------------------------------------------
Subsidiaries  to,  (i)  incur  any  indebtedness  for borrowed money (except for
--------------------------------------------------------------------------------
working  capital  under  SSI's existing credit facilities) or guarantee any such
--------------------------------------------------------------------------------
indebtedness  or  issue  or  sell  any  debt securities or warrants or rights to
--------------------------------------------------------------------------------
acquire  any  debt  securities  of  such  party  or  any  of its Subsidiaries or
--------------------------------------------------------------------------------
guarantee any debt securities of others, (ii) enter into any lease (whether such
--------------------------------------------------------------------------------
lease is an operating or capital lease) or create any mortgages, liens, security
--------------------------------------------------------------------------------
interests  or  other  encumbrances  on  the  property  of  SSI  or  any  of  its
--------------------------------------------------------------------------------
Subsidiaries  in  connection  with  any indebtedness thereof, or (iii) commit to
--------------------------------------------------------------------------------
aggregate  capital  expenditures  in  excess  of  $10,000.
----------------------------------------------------------

     (j)          Notification  of Certain Occurrences.  SSI will provide prompt
--------------------------------------------------------------------------------
notice  to  BHOO of what it in good faith believes to be any material occurrence
--------------------------------------------------------------------------------
in  its  business.
------------------

     (k)       Notification of Litigation.  SSI will promptly notify BHOO of any
--------------------------------------------------------------------------------
lawsuits, claims, proceedings or investigations that are threatened or commenced
--------------------------------------------------------------------------------
against  SSI  or  any  of  its  Subsidiaries.
---------------------------------------------

     (l)         Insurance Maintenance.  SSI will maintain all its and cause its
--------------------------------------------------------------------------------
Subsidiaries  to  maintain  all  their  respective policies of insurance in full
--------------------------------------------------------------------------------
force  and  effect.   SSI may obtain a tail policy for the current directors and
--------------------------------------------------------------------------------
officers  insurance  policy  held  by  SSI  with  Mt.  Hawley Insurance Company,
--------------------------------------------------------------------------------
provided  that  the  premium  for  such  tail  policy  shall not exceed $55,750.
--------------------------------------------------------------------------------

     (m)          Agreements.      SSI will not enter any agreement which is not
--------------------------------------------------------------------------------
terminable  by  SSI  without  penalty  on 30 day's (or less) prior notice to the
--------------------------------------------------------------------------------
other  party  thereto.
----------------------

     (n)      Taxes.  SSI will not make any tax election or settle or compromise
--------------------------------------------------------------------------------
any  material  federal,  state,  local  or  foreign  income  tax  liability.
----------------------------------------------------------------------------

     4.2          No  Solicitation4.2          No  Solicitation.
----------------------------------------------------------------

          (a)        SSI agrees that (i) prior to the Effective Time, neither it
--------------------------------------------------------------------------------
nor  any  of  its Subsidiaries will, and each of them will not permit any of its
--------------------------------------------------------------------------------
officers,  directors,  employees,  agents or representatives (including, without
--------------------------------------------------------------------------------
limitation,  any investment banker, attorney or accountant retained by it or any
--------------------------------------------------------------------------------
of  its  Subsidiaries)  to, solicit or encourage (including by way of furnishing
--------------------------------------------------------------------------------
confidential  or  non-public  information), directly or indirectly, any inquiry,
--------------------------------------------------------------------------------
proposal  or  offer (including, without limitation, any proposal or offer to its
--------------------------------------------------------------------------------
stockholders)  with  respect  to  a  tender  offer, merger, consolidation, share
--------------------------------------------------------------------------------
exchange  or similar transaction involving, or any purchase of all or a material
--------------------------------------------------------------------------------
part  of  the  assets  on a consolidated basis or the capital stock of, SSI (any
--------------------------------------------------------------------------------
such  transaction  being hereinafter referred to as an "Acquisition Transaction"
--------------------------------------------------------------------------------
and  any such proposal or offer being hereinafter referred to as an "Acquisition
--------------------------------------------------------------------------------
Proposal") or engage in any negotiations concerning an Acquisition Proposal; and
--------------------------------------------------------------------------------
(ii) each of them will immediately cease and cause to be terminated any existing
--------------------------------------------------------------------------------
negotiations  with  any  parties conducted heretofore with respect to any of the
--------------------------------------------------------------------------------
foregoing;  provided  that nothing contained in this Agreement shall prevent SSI
--------------------------------------------------------------------------------
or  its  Board of Directors from (A) complying with Rule 14e-2 promulgated under
--------------------------------------------------------------------------------
the  Exchange  Act  with  regard  to an Acquisition Proposal or (B) prior to the
--------------------------------------------------------------------------------
stockholders'  meeting  referred  to  in  Section 5.3, (x) providing information
--------------------------------------------------------------------------------
(pursuant  to  a  confidentiality  agreement in reasonably customary form) to or
--------------------------------------------------------------------------------
engaging  in  any  negotiations or discussions with any person or entity who has
--------------------------------------------------------------------------------
made  an  unsolicited  bona fide Acquisition Proposal to acquire all outstanding
--------------------------------------------------------------------------------
SSI  Common  Stock  that  is superior to the Merger and is reasonably capable of
--------------------------------------------------------------------------------
being  financed  and reasonably likely to be consummated (a "Superior Proposal")
--------------------------------------------------------------------------------
and  (y)  terminating  this  Agreement  to  concurrently enter into a definitive
--------------------------------------------------------------------------------
acquisition  agreement  with  respect  to  a  Superior Proposal, if the Board of
--------------------------------------------------------------------------------
Directors  of SSI, after consultation with its outside legal counsel, determines
--------------------------------------------------------------------------------
that  the  failure  to  do  so would be inconsistent with its fiduciary or other
--------------------------------------------------------------------------------
legal  obligations  to  its  stockholders  or  creditors.
---------------------------------------------------------

     (b)        Prior to taking any action referred to in Section 4.2(a), if SSI
     ---------------------------------------------------------------------------
intends  to  participate  in any such discussions or negotiations or provide any
  ------------------------------------------------------------------------------
such information to any such third party, SSI shall give reasonable prior notice
  ------------------------------------------------------------------------------
to  BHOO  of  each such action.  SSI will promptly notify BHOO in writing of any
--------------------------------------------------------------------------------
such  requests  for such information or the receipt of any Acquisition Proposal,
--------------------------------------------------------------------------------
including  the  identity  of the person or group engaging in such discussions or
--------------------------------------------------------------------------------
negotiations,  requesting  such information or making such Acquisition Proposal,
--------------------------------------------------------------------------------
and  the  material  terms  and  conditions  of  any  Acquisition  Proposal.
---------------------------------------------------------------------------

(c)     Nothing in this Section 4.2 shall permit SSI to enter into any agreement
--------------------------------------------------------------------------------
with  respect  to  an Acquisition Proposal during the term of this Agreement, it
--------------------------------------------------------------------------------
being  agreed  that  during the term of this Agreement, SSI shall not enter into
--------------------------------------------------------------------------------
any  agreement  with any person that provides for, or in any way facilitates, an
--------------------------------------------------------------------------------
Acquisition  Proposal,  other  than  a  confidentiality  agreement in reasonably
--------------------------------------------------------------------------------
customary  form.
----------------

                                    ARTICLE V
                                    ---------

               ADDITIONAL AGREEMENTSARTICLE VADDITIONAL AGREEMENTS
               ---------------------------------------------------

     5.1      Preparation of the Proxy Statement5.1     Preparation of the Proxy
--------------------------------------------------------------------------------
Statement.  SSI will promptly prepare and file with the SEC the Proxy Statement.
--------------------------------------------------------------------------------
SSI  will  use  its  best  efforts  to cause the Proxy Statement to be mailed to
--------------------------------------------------------------------------------
stockholders  of  SSI  at  the  earliest  practicable  date.
------------------------------------------------------------

     5.2          Access  to  Information5.2        Access to Information.  Upon
--------------------------------------------------------------------------------
reasonable  notice, SSI will (and will cause each of its Subsidiaries to) afford
--------------------------------------------------------------------------------
to  the  officers,  employees, accountants, counsel and other representatives of
--------------------------------------------------------------------------------
BHOO,  access,  during  normal  business  hours  during  the period prior to the
--------------------------------------------------------------------------------
Effective Time, to all its properties, books, contracts, commitments and records
--------------------------------------------------------------------------------
and,  during such period, SSI will (and shall cause each of its Subsidiaries to)
--------------------------------------------------------------------------------
furnish  promptly  to  BHOO  (a)  a  copy of each report, schedule, registration
--------------------------------------------------------------------------------
statement and other document filed or received by it during such period pursuant
--------------------------------------------------------------------------------
to  SEC  requirements  and  (b)  all  other information concerning its business,
--------------------------------------------------------------------------------
properties  and  personnel  as  such  other  party  may  reasonably  request.
-----------------------------------------------------------------------------

     5.3     SSI Stockholders Meeting5.3     SSI Stockholders Meeting.  SSI will
--------------------------------------------------------------------------------
call  a  meeting of its stockholders to be held as promptly as practicable after
--------------------------------------------------------------------------------
the  date  hereof  for the purpose of voting upon this Agreement and the Merger.
--------------------------------------------------------------------------------
Subject  only  to  the  proviso  of  Section 4.2, SSI will, through its Board of
--------------------------------------------------------------------------------
Directors,  recommend  to  its  stockholders  approval  of  such matters and not
--------------------------------------------------------------------------------
rescind  such  recommendation  and shall use its best efforts to obtain approval
--------------------------------------------------------------------------------
and  adoption  of  this Agreement and the Merger by its stockholders.  SSI shall
--------------------------------------------------------------------------------
use all reasonable efforts to hold such meeting as soon as practicable after the
--------------------------------------------------------------------------------
date  hereof.
-------------

     5.4     Filings; Other Action5.4     Filings; Other Action.  Subject to the
--------------------------------------------------------------------------------
terms  and  conditions  herein provided, BHOO and SSI shall:  (a) use their best
--------------------------------------------------------------------------------
efforts  to  cooperate  with  one  another  in (i) determining which filings are
--------------------------------------------------------------------------------
required  to  be  made  prior  to  the  Effective Time with, and which consents,
--------------------------------------------------------------------------------
approvals,  permits  or  authorizations are required to be obtained prior to the
--------------------------------------------------------------------------------
Effective  Time  from,  governmental  or  regulatory  authorities  of the United
--------------------------------------------------------------------------------
States,  the  several  states  and  foreign jurisdictions in connection with the
--------------------------------------------------------------------------------
execution  and delivery of this Agreement and the consummation of the Merger and
--------------------------------------------------------------------------------
the transactions contemplated hereby and (ii) timely making all such filings and
--------------------------------------------------------------------------------
timely  seeking  all  such  consents,  approvals, permits or authorizations; (c)
--------------------------------------------------------------------------------
furnish the others with copies of all correspondence, filings and communications
--------------------------------------------------------------------------------
(and  memoranda  setting  forth  the  substance  thereof) between them and their
--------------------------------------------------------------------------------
affiliates  and  their  respective  representatives,  on  the  one hand, and any
--------------------------------------------------------------------------------
governmental  or  regulatory authority or members or their respective staffs, on
--------------------------------------------------------------------------------
the other hand, with respect to this Agreement and the transactions contemplated
--------------------------------------------------------------------------------
hereby;  and  (d)  furnish  the  others  with  such  necessary  information  and
--------------------------------------------------------------------------------
reasonable  assistance as such other parties and their respective affiliates may
--------------------------------------------------------------------------------
reasonably  request  in  connection with their preparation of necessary filings,
--------------------------------------------------------------------------------
registrations  or  submissions  of information to any governmental or regulatory
--------------------------------------------------------------------------------
authorities.
------------

     5.5          Repurchase  of  SSI  Preferred  Stock5.5     Repurchase of SSI
--------------------------------------------------------------------------------
Preferred  Stock.   At or prior to the Closing, SSI will cause to be repurchased
--------------------------------------------------------------------------------
and  placed  in  SSI's  treasury the 800,000 shares of outstanding SSI Preferred
--------------------------------------------------------------------------------
Stock  held by Halliburton Company for an aggregate purchase price not to exceed
--------------------------------------------------------------------------------
$2,500,000 in full satisfaction of the acquisition or termination of all rights,
--------------------------------------------------------------------------------
interests  and  benefits  that  Halliburton  Company  may  have  under or to SSI
--------------------------------------------------------------------------------
Preferred Stock and any other SSI capital stock, and any other right or interest
--------------------------------------------------------------------------------
Halliburton  Company  may  have  in  or  to  SSI or its assets (the "Halliburton
--------------------------------------------------------------------------------
Repurchase").
-------------

     5.6          Stock Options5.6     Stock Options.  Prior to the Closing, SSI
--------------------------------------------------------------------------------
shall  enter  into  an agreement with each holder of an SSI Stock Option with an
--------------------------------------------------------------------------------
exercise  price per share less than the Merger Consideration that provides that,
--------------------------------------------------------------------------------
immediately  prior  to  the  Effective  Time, each SSI Stock Option that is then
--------------------------------------------------------------------------------
outstanding,  whether  or  not  then exercisable or vested, shall be canceled by
--------------------------------------------------------------------------------
SSI, and each holder of a canceled SSI Stock Option shall be entitled to receive
--------------------------------------------------------------------------------
from  BHOO  at  the  time  of  such  cancellation an amount in cash equal to the
--------------------------------------------------------------------------------
product  of  (i)  the number of shares of SSI Common Stock previously subject to
--------------------------------------------------------------------------------
such  option, whether or not then exercisable or vested, and (ii) the excess, if
--------------------------------------------------------------------------------
any, of the Merger Consideration over the exercise price per share applicable to
--------------------------------------------------------------------------------
such option, reduced by any applicable withholding.  Also, prior to the Closing,
--------------------------------------------------------------------------------
SSI  shall  have  provided  proper notice to the holders of SSI Stock Options so
--------------------------------------------------------------------------------
that,  unless  exercised  prior to the Closing (or a holder has entered into the
--------------------------------------------------------------------------------
agreement  described  in  the  immediately  preceding  sentence),  all SSI Stock
--------------------------------------------------------------------------------
Options  will  expire  prior  to  the  Effective  Time.
-------------------------------------------------------

     5.7     Other Actions5.7     Other Actions.  Except as contemplated by this
--------------------------------------------------------------------------------
Agreement,  neither  BHOO  nor  SSI  shall,  and  shall  not  permit  any of its
--------------------------------------------------------------------------------
Subsidiaries  to,  take or agree or commit to take any action that is reasonably
--------------------------------------------------------------------------------
likely  to  result  in  any  of  its  respective  representations  or warranties
--------------------------------------------------------------------------------
hereunder  being  untrue  in any material respect or in any of the conditions to
--------------------------------------------------------------------------------
the  Merger  set  forth  in  Article  VI  not  being  satisfied.
----------------------------------------------------------------

     5.8          SSI  Debt Repayment5.8     SSI Debt Repayment.  (a) As soon as
--------------------------------------------------------------------------------
reasonably  practicable following the date hereof and prior to Closing, SSI will
--------------------------------------------------------------------------------
use  all  reasonable efforts to cause the Lindner and Renaissance Loan Agreement
--------------------------------------------------------------------------------
(and  all corresponding promissory notes, security documents, stock warrants and
--------------------------------------------------------------------------------
related instruments) to be amended to provide that (i) the amount owed by SSI to
--------------------------------------------------------------------------------
Lindner  (the  "Lindner  Debt") has been reduced at Closing to no more than (and
--------------------------------------------------------------------------------
that  Lindner  has forgiven all indebtedness, including accrued interest, of SSI
--------------------------------------------------------------------------------
above)  $1,400,000, which will be paid in full at Closing, and (ii) that Lindner
--------------------------------------------------------------------------------
shall  have no right to acquire any shares of stock (common or preferred) of SSI
--------------------------------------------------------------------------------
(including,  but  not limited to, any further rights under the Lindner Warrant).
--------------------------------------------------------------------------------

     (b)         As soon as reasonably practicable following the date hereof and
--------------------------------------------------------------------------------
prior  to  Closing, SSI will use all reasonable efforts to cause the Lindner and
--------------------------------------------------------------------------------
Renaissance  Loan  Agreement  (and  all corresponding promissory notes, security
--------------------------------------------------------------------------------
documents, stock warrants and related instruments) to be amended to provide that
--------------------------------------------------------------------------------
(i)  the  amount  owed  by  SSI to Renaissance (the "Renaissance Debt") has been
--------------------------------------------------------------------------------
reduced  at  Closing  to  no  more  than  (and that Renaissance has forgiven all
--------------------------------------------------------------------------------
indebtedness,  including accrued interest, of SSI above) $1,300,000, plus simple
--------------------------------------------------------------------------------
interest  following  the  Closing  of  no  more  than  7%  per  annum,  (ii) the
--------------------------------------------------------------------------------
Renaissance  Debt  will  mature  and  become  payable  on July 1, 1999 and (iii)
--------------------------------------------------------------------------------
Renaissance  shall  have  no  right  to  acquire  any shares of stock (common or
--------------------------------------------------------------------------------
preferred)  of  SSI (including, but not limited to, any further rights under the
--------------------------------------------------------------------------------
Renaissance  Warrant).
----------------------

     (c)         As soon as reasonably practicable following the date hereof and
--------------------------------------------------------------------------------
prior  to  Closing,  SSI  will  cause  the  Bank  One  Debt to be fully paid and
--------------------------------------------------------------------------------
discharged and any security interests or rights of Bank One in SSI or any of its
--------------------------------------------------------------------------------
assets  to  be  fully  released  and  discharged.
-------------------------------------------------

     For  purposes  of  this Agreement, "Lindner and Renaissance Loan Agreement"
--------------------------------------------------------------------------------
means  that  certain  Loan  Agreement dated April 26, 1996, between SSI, Lindner
--------------------------------------------------------------------------------
Dividend  Fund,  a  series  of  Lindner Investments ("Lindner"), and Renaissance
--------------------------------------------------------------------------------
Capital Partners II Ltd. ("Renaissance"), providing for (i) a loan by Lindner to
--------------------------------------------------------------------------------
SSI  in  the original principal amount of $5,000,000, bearing interest at 7% per
--------------------------------------------------------------------------------
annum  payable semi-annually on the last days of October and April, evidenced by
--------------------------------------------------------------------------------
that  certain  Promissory  Note  dated April 25, 1996, in the original principal
--------------------------------------------------------------------------------
amount  of  $5,000,000  payable  to  the  order  of  Lindner, and (ii) a loan by
--------------------------------------------------------------------------------
Renaissance  to  SSI  in the original principal amount of $1,500,000, bearing 7%
--------------------------------------------------------------------------------
interest  per annum payable semi-annually on the last days of October and April,
--------------------------------------------------------------------------------
as  evidenced  by  that certain Promissory Note dated April 26, 1996, payable to
--------------------------------------------------------------------------------
the  order  of  Renaissance,  in  the  original  principal  sum  of  $1,500,000.
--------------------------------------------------------------------------------

     For  purposes  of  this  Agreement,  "Lindner  Warrant"  means that certain
--------------------------------------------------------------------------------
Warrant  to  Purchase  Common Stock of SSI dated April 26, 1996 issued by SSI to
--------------------------------------------------------------------------------
Lindner, granting Lindner the right to purchase from SSI 1,500,000 shares of SSI
--------------------------------------------------------------------------------
Common  Stock  at  a  price  of  $3.00  per  share.
---------------------------------------------------

     For  purposes  of  this Agreement, "Renaissance Warrant" means that certain
--------------------------------------------------------------------------------
Warrant  to  Purchase  Common Stock of SSI dated April 26, 1996 issued by SSI to
--------------------------------------------------------------------------------
Renaissance,  granting Renaissance the right to purchase from SSI 450,000 shares
--------------------------------------------------------------------------------
of  SSI  Common  Stock  at  a  price  of  $3.00  per  share.
------------------------------------------------------------

     For purposes of this Agreement, "Bank One Debt" means the amount owed under
--------------------------------------------------------------------------------
that  certain  Borrower  Agreement  dated  December  17, 1997, between Bank One,
--------------------------------------------------------------------------------
Colorado, N.A., as Lender, and Scientific Software-Intercomp, Inc., as Borrower,
--------------------------------------------------------------------------------
relating  to  a  loan for pre-export working capital, together with a promissory
--------------------------------------------------------------------------------
note dated November 30, 1997, executed by SSI, as payor, and made payable to the
--------------------------------------------------------------------------------
order  of  Bank  One,  Colorado  N.A.
-------------------------------------

     5.9         Public Announcements5.9     Public Announcements.  BHOO and its
--------------------------------------------------------------------------------
Affiliates, on the one hand, and SSI and its Affiliates, on the other hand, will
--------------------------------------------------------------------------------
consult with each other before issuing any press release or otherwise making any
--------------------------------------------------------------------------------
public  statements  with  respect  to  the  transactions  contemplated  by  this
--------------------------------------------------------------------------------
Agreement,  and  shall  not issue any such press release or make any such public
--------------------------------------------------------------------------------
statement  prior  to  such consultation, except as may be required by applicable
--------------------------------------------------------------------------------
law  or  by  obligations  pursuant  to  any  listing agreement with any national
--------------------------------------------------------------------------------
securities  exchange  or  transaction  reporting  system.
---------------------------------------------------------

     5.10         Recording of Cancellation of Indebtedness5.10     Recording of
--------------------------------------------------------------------------------
Cancellation  of Indebtedness.  SSI, Sub and BHOO agree that any cancellation of
--------------------------------------------------------------------------------
indebtedness  resulting  from  the reduction of the Lindner Debt and Renaissance
--------------------------------------------------------------------------------
Debt  (as contemplated by Sections 6.2(g) and (h)) will be recorded prior to the
--------------------------------------------------------------------------------
Closing.
--------

     5.11       Sub Funding Option5.11     Sub Funding Option.  If Sub elects to
--------------------------------------------------------------------------------
lend  funds  to  SSI  to  satisfy  SSI's obligations to complete the Halliburton
--------------------------------------------------------------------------------
Repurchase  and pay the Lindner Debt prior to Closing, then SSI hereby agrees to
--------------------------------------------------------------------------------
issue  a promissory note to Sub in the full amount of the funds loaned to SSI by
--------------------------------------------------------------------------------
Sub  (the  "Sub  Promissory  Note").
------------------------------------

     5.12          Directors  and Officers Indemnification5.12     Directors and
--------------------------------------------------------------------------------
Officers  Indemnification.   The directors and officers of SSI shall be entitled
--------------------------------------------------------------------------------
to continuing indemnification by the Surviving Corporation following the Closing
--------------------------------------------------------------------------------
to  the  same  extent  and  subject to the same terms and conditions as provided
--------------------------------------------------------------------------------
therefore  by  the  Articles of Incorporation and Bylaws of SSI in effect on the
--------------------------------------------------------------------------------
date  of  this  Agreement.
--------------------------

     5.13          Incorporation of Sub5.13     Incorporation of Sub.  BHOO will
--------------------------------------------------------------------------------
cause  the  incorporation of Sub as soon as reasonably practicable following the
--------------------------------------------------------------------------------
date hereof and will cause Sub to perform the obligations of Sub provided for in
--------------------------------------------------------------------------------
this  Agreement.
----------------


     ARTICLE  VI
----------------

     CONDITIONS  PRECEDENTARTICLE  VI          CONDITIONS  PRECEDENT
--------------------------------------------------------------------

     6.1          Conditions  to Each Party's Obligation to Effect the Merger6.1
--------------------------------------------------------------------------------
Conditions  to  Each  Party's  Obligation  to Effect the Merger.  The respective
--------------------------------------------------------------------------------
obligation  of  each  party  to  effect  the  Merger  shall  be  subject  to the
--------------------------------------------------------------------------------
satisfaction  prior  to  the  Closing  Date  of  the  following  conditions:
----------------------------------------------------------------------------

     (a)         SSI Stockholder Approval(a)     SSI Stockholder Approval.  This
--------------------------------------------------------------------------------
Agreement and the Merger shall have been approved and adopted by the affirmative
--------------------------------------------------------------------------------
vote  of the holders of two-thirds of the outstanding shares of SSI Common Stock
--------------------------------------------------------------------------------
entitled  to  vote  thereon.
----------------------------

     (b)       Other Approvals(b)     Other Approvals.  All consents, approvals,
--------------------------------------------------------------------------------
permits  and  authorizations required to be obtained prior to the Effective Time
--------------------------------------------------------------------------------
from  any  Governmental  Entity in connection with the execution and delivery of
--------------------------------------------------------------------------------
this  Agreement  and the consummation of the transactions contemplated hereby by
--------------------------------------------------------------------------------
BHOO,  Sub and SSI shall have been made or obtained (as the case may be), except
--------------------------------------------------------------------------------
where  the  failure  to  obtain  such  consents,  approvals,  permits,  and
---------------------------------------------------------------------------
authorizations  would  not  be reasonably likely to result in a Material Adverse
--------------------------------------------------------------------------------
Effect  on  BHOO  or  SSI (assuming the Merger has taken place) or to materially
--------------------------------------------------------------------------------
adversely  affect the consummation of the Merger, and no such consent, approval,
--------------------------------------------------------------------------------
permit  or  authorization  shall  impose terms or conditions that would have, or
--------------------------------------------------------------------------------
would  be  reasonably  likely  to have, a Material Adverse Effect on BHOO or SSI
--------------------------------------------------------------------------------
(assuming  the  Merger has taken place).  Unless otherwise agreed to by BHOO and
--------------------------------------------------------------------------------
Sub, no such consent, approval, permit or authorization shall then be subject to
--------------------------------------------------------------------------------
appeal.
-------

     (c)       No Injunctions or Restraints(c)     No Injunctions or Restraints.
--------------------------------------------------------------------------------
No  temporary  restraining  order,  preliminary or permanent injunction or other
--------------------------------------------------------------------------------
order  issued by any court of competent jurisdiction or other legal restraint or
--------------------------------------------------------------------------------
prohibition (an "Injunction") preventing the consummation of the Merger shall be
--------------------------------------------------------------------------------
in  effect; provided, however, that prior to invoking this condition, each party
--------------------------------------------------------------------------------
shall  have  complied  fully  with  its  obligations  under  Section 5.4 hereof.
--------------------------------------------------------------------------------

     6.2          Conditions of Obligations of BHOO and Sub6.2     Conditions of
--------------------------------------------------------------------------------
Obligations  of  BHOO  and  Sub.   The obligations of BHOO and Sub to effect the
--------------------------------------------------------------------------------
Merger  are  subject to the satisfaction of the following conditions, any or all
--------------------------------------------------------------------------------
of  which  may  be  waived  in  whole  or  in  part  by  BHOO  and  Sub:
------------------------------------------------------------------------

     (a)          Representations  and  Warranties(a)        Representations and
--------------------------------------------------------------------------------
Warranties.    The  representations  and  warranties  of  SSI  set forth in this
--------------------------------------------------------------------------------
Agreement  shall  be true and correct in all material respects as of the date of
--------------------------------------------------------------------------------
this  Agreement  and  (except  to the extent such representations and warranties
--------------------------------------------------------------------------------
speak  as of an earlier date) as of the Closing Date as though made on and as of
--------------------------------------------------------------------------------
the  Closing  Date,  except where the failure to be so true and correct (without
--------------------------------------------------------------------------------
giving  effect  to  the  individual  materiality  qualifications  and thresholds
--------------------------------------------------------------------------------
otherwise  contained  in  Section  3.1  hereof)  (i)  would not in the aggregate
--------------------------------------------------------------------------------
constitute a Material Adverse Discovery or (ii) could not reasonably be expected
--------------------------------------------------------------------------------
to  have  a  Material Adverse Effect on SSI or as otherwise contemplated by this
--------------------------------------------------------------------------------
Agreement.
----------

     (b)     Performance of Obligations of SSI(b)     Performance of Obligations
--------------------------------------------------------------------------------
of  SSI.    SSI  shall  have  performed in all material respects all obligations
--------------------------------------------------------------------------------
required  to  be performed by it under this Agreement at or prior to the Closing
--------------------------------------------------------------------------------
Date.
-----

     (c)         Absence of Certain Action(c)     Absence of Certain Action.  No
--------------------------------------------------------------------------------
Injunction  shall  be  in effect (i) imposing any limitation upon the ability of
--------------------------------------------------------------------------------
BHOO  or  any  of  its  Subsidiaries  effectively  to  control  the  business or
--------------------------------------------------------------------------------
operations  of  BHOO,  SSI  or  any  of  their  respective  Subsidiaries or (ii)
--------------------------------------------------------------------------------
prohibiting  or  imposing  any  limitation  upon BHOO's or SSI's or any of their
--------------------------------------------------------------------------------
Subsidiaries'  ownership  or  operation of all or any portion of the business or
--------------------------------------------------------------------------------
assets  or  properties of BHOO or SSI or any of their respective Subsidiaries or
--------------------------------------------------------------------------------
compelling BHOO or SSI or any of their respective Subsidiaries to divest or hold
--------------------------------------------------------------------------------
separate  all  or any portion of the business or assets or properties of BHOO or
--------------------------------------------------------------------------------
SSI  or  any  of their respective Subsidiaries, or imposing any other limitation
--------------------------------------------------------------------------------
upon  any  of them in the conduct of their businesses, and no suit or proceeding
--------------------------------------------------------------------------------
by  a  governmental  authority  seeking  such  an  Injunction  or  an Injunction
--------------------------------------------------------------------------------
preventing  or  making  illegal  the consummation of any of the Mergers shall be
--------------------------------------------------------------------------------
pending.
--------

     (d)          Third-Party  Consents.   SSI shall have obtained all consents,
--------------------------------------------------------------------------------
waivers,  approvals  and  authorizations of third parties with respect to credit
--------------------------------------------------------------------------------
agreements  and  other material contracts, leases, licenses and other agreements
--------------------------------------------------------------------------------
to  which  SSI  or  any  of its Subsidiaries is a party, which consents, waiver,
--------------------------------------------------------------------------------
approvals  and  authorizations  are  required  of  such  third  parties  by such
--------------------------------------------------------------------------------
documents,  in  form and substance reasonably satisfactory to BHOO, except where
--------------------------------------------------------------------------------
the  failure to obtain such consent, waiver, approval or authorization could not
--------------------------------------------------------------------------------
reasonably  be  expected  to  have  a  Material  Adverse  Effect  on BHOO or the
--------------------------------------------------------------------------------
Surviving  Corporation  (assuming  of  the  Merger  has  taken  place).
-----------------------------------------------------------------------

     (e)         Absence of Litigation.  There shall not be pending any material
--------------------------------------------------------------------------------
litigation  or  proceeding  against  SSI.
-----------------------------------------

     (f)          Intellectual  Property  Assignment.     All patents and patent
--------------------------------------------------------------------------------
applications,  copyrights,  trade secrets and other intellectual property rights
--------------------------------------------------------------------------------
owned  or  used  by  SSI  that  have  not heretofore been assigned to SSI by the
--------------------------------------------------------------------------------
employees,  consultants  and  agents  of  SSI shall have been assigned to SSI or
--------------------------------------------------------------------------------
BHOO's  designee.
-----------------

     (g)       Lindner Debt.  Prior to Closing, the Lindner and Renaissance Loan
--------------------------------------------------------------------------------
Agreement  (and  all  corresponding  promissory notes, security documents, stock
--------------------------------------------------------------------------------
warrants  and  related  instruments) shall have been amended to provide that (i)
--------------------------------------------------------------------------------
the  Lindner  Debt has been reduced at Closing to no more than (and that Lindner
--------------------------------------------------------------------------------
has  forgiven  all  indebtedness,  including  accrued  interest,  of  SSI above)
--------------------------------------------------------------------------------
$1,400,000,  which  will be paid in full at Closing, and (ii) that Lindner shall
--------------------------------------------------------------------------------
have  no  right  to  acquire  any  shares  of stock (common or preferred) of SSI
--------------------------------------------------------------------------------
(including,  but  not limited to, any further rights under the Lindner Warrant).
--------------------------------------------------------------------------------

     (h)        Renaissance Debt.  Prior to Closing, the Lindner and Renaissance
--------------------------------------------------------------------------------
Loan  Agreement  (and  all  corresponding  promissory notes, security documents,
--------------------------------------------------------------------------------
stock  warrants and related instruments) shall have been amended to provide that
--------------------------------------------------------------------------------
(i)  the  Renaissance Debt has been reduced at Closing to no more than (and that
--------------------------------------------------------------------------------
Renaissance  has  forgiven  all indebtedness, including accrued interest, of SSI
--------------------------------------------------------------------------------
above) $1,300,000, plus simple interest following the Closing of no more than 7%
--------------------------------------------------------------------------------
per  annum,  (ii) the Renaissance Debt will mature and become payable on July 1,
--------------------------------------------------------------------------------
1999  and  (iii)  Renaissance shall have no right to acquire any shares of stock
--------------------------------------------------------------------------------
(common  or preferred) of SSI (including, but not limited to, any further rights
--------------------------------------------------------------------------------
under  the  Renaissance  Warrant).
----------------------------------

     (i)       Bank One Debt.  At or prior to Closing, the Bank One Debt must be
--------------------------------------------------------------------------------
fully  paid  and  discharged and any security interests or rights of Bank One in
--------------------------------------------------------------------------------
SSI  or  any  of  its  assets  must  be  fully  released  and  discharged.
--------------------------------------------------------------------------

     (j)          No Material Adverse Discovery.  At and prior to Closing, there
--------------------------------------------------------------------------------
shall  not  have  been  any  Material  Adverse  Discovery (as defined in Section
--------------------------------------------------------------------------------
7.1(c))  or  any  effect  or  change  that  is  or,  as far as can be reasonably
--------------------------------------------------------------------------------
determined, is reasonably likely to be, materially adverse to the enforcement or
--------------------------------------------------------------------------------
validity  of  this  Agreement.
------------------------------

     (k)        Repurchase of SSI Preferred Stock.  SSI shall have completed the
--------------------------------------------------------------------------------
Halliburton  Repurchase.
------------------------

     (l)     Net Working Capital.  The "Net Working Capital" of SSI reflected on
--------------------------------------------------------------------------------
an  unaudited  consolidated  balance sheet as of date no earlier than seven days
--------------------------------------------------------------------------------
prior  to  Closing will be no less than the Net Working Capital amount reflected
--------------------------------------------------------------------------------
on  SSI's  December  31,  1997  unaudited  consolidated balance sheet previously
--------------------------------------------------------------------------------
furnished  (the  "Unaudited  Balance  Sheet"), less $500,000; provided, that for
--------------------------------------------------------------------------------
purposes of this Section 6.2(l), Net Working Capital (and any change therein) at
--------------------------------------------------------------------------------
December  31,  1997  and  at  Closing  excludes (i) the assets of SSI's Pipeline
--------------------------------------------------------------------------------
Simulation  Division  to be sold to LICENERGY, Inc. but includes the proceeds to
--------------------------------------------------------------------------------
be  received  by  SSI  from  the sale of its Pipeline Simulation Division to the
--------------------------------------------------------------------------------
extent  retained,  (ii)  the Simmons Fee, (iii) any part of the Lindner Debt and
--------------------------------------------------------------------------------
the  Renaissance  Debt  (including  any  accrued  interest thereon) and (iv) the
--------------------------------------------------------------------------------
adjustment  amounts  set  forth  in  items  2,  3  and 5  of the SSI Acquisition
--------------------------------------------------------------------------------
Purchase  Price Adjustment schedule which relates to the SSI Due Diligence Items
--------------------------------------------------------------------------------
attachment  to  the  letter  dated  May  21,  1998  from  BHOO  to  SSI.
------------------------------------------------------------------------

     (m)      PSD Disposition(m)     PSD Disposition.  The PSD Disposition shall
--------------------------------------------------------------------------------
have  been  consummated  for  cash  proceeds  to  SSI  of  at  least $1,500,000.
--------------------------------------------------------------------------------

     (n)          No  Affiliate  Indebtedness(n)      No Affiliate Indebtedness.
--------------------------------------------------------------------------------
Immediately prior to Closing SSI shall not have any indebtedness or balances due
--------------------------------------------------------------------------------
to  or  from  any  of  its  stockholders  or  their  respective  Affiliates.
----------------------------------------------------------------------------

     (o)          Cancellation  of  Indebtedness.    SSI shall have recorded any
--------------------------------------------------------------------------------
cancellation  of  indebtedness  resulting from the reduction of the Lindner Debt
--------------------------------------------------------------------------------
and  Renaissance  Debt  (as  contemplated  by  Sections  6.2(g)  and  (h)).
---------------------------------------------------------------------------

     (p)        Sub Promissory Note.  SSI shall have issued and delivered to Sub
--------------------------------------------------------------------------------
the  Sub  Promissory  Note if Sub elects to lend funds to SSI as contemplated by
--------------------------------------------------------------------------------
Section  5.11.
--------------

BHOO,  Sub    and  SSI  acknowledge  that  the satisfaction of the conditions in
--------------------------------------------------------------------------------
Sections 6.2(g) and (k) and of the provisions of Section 2.2 may require funding
--------------------------------------------------------------------------------
from Sub, however neither BHOO nor Sub is obligated to provide any such funding.
--------------------------------------------------------------------------------
It shall not constitute a failure of the conditions in Section 6.2(g) or Section
--------------------------------------------------------------------------------
6.2(k),  as applicable, if SSI requests Sub to fund up to $1,400,000 for payment
--------------------------------------------------------------------------------
of  the  Lindner  Debt referred to in Section 6.2(g) or up to $2,500,000 for the
--------------------------------------------------------------------------------
Halliburton  Repurchase  referred to in Section 6.2(k) and (i) Sub elects not to
--------------------------------------------------------------------------------
provide such funding and (ii) the funding of such amounts would, without further
--------------------------------------------------------------------------------
action,  result  in  the  conditions  in  Section  6.2(g)  or Section 6.2(k), as
--------------------------------------------------------------------------------
applicable,  being  completely  satisfied.
------------------------------------------

     6.3       Conditions of Obligations of SSI6.3     Conditions of Obligations
--------------------------------------------------------------------------------
of  SSI.    The  obligation  of  SSI  to  effect  the  Merger  is subject to the
--------------------------------------------------------------------------------
satisfaction  of  the following conditions, any or all of which may be waived in
--------------------------------------------------------------------------------
whole  or  in  part  by  SSI:
-----------------------------

     (a)          Representations  and  Warranties(a)        Representations and
--------------------------------------------------------------------------------
Warranties.    Each  of  the representations and warranties of BHOO set forth in
--------------------------------------------------------------------------------
this Agreement shall be true and correct in all material respects as of the date
--------------------------------------------------------------------------------
of  this Agreement and (except to the extent such representations and warranties
--------------------------------------------------------------------------------
speak  as of an earlier date) as of the Closing Date as though made on and as of
--------------------------------------------------------------------------------
the  Closing  Date,  except where the failure to be so true and correct (without
--------------------------------------------------------------------------------
giving  effect  to  the  individual  materiality  qualifications  and thresholds
--------------------------------------------------------------------------------
otherwise  contained  in Section 3.2 hereof) could not reasonably be expected to
--------------------------------------------------------------------------------
have  a  Material  Adverse  Effect  on BHOO or as otherwise contemplated by this
--------------------------------------------------------------------------------
Agreement.
----------

     (b)        Performance of Obligations of BHOO and Sub(b)     Performance of
--------------------------------------------------------------------------------
Obligations  of BHOO and Sub.  BHOO and Sub shall have performed in all material
--------------------------------------------------------------------------------
respects  all  obligations required to be performed by them under this Agreement
--------------------------------------------------------------------------------
at  or  prior  to  the  Closing  Date.
--------------------------------------


                                   ARTICLE VII
                                   -----------

          TERMINATION AND AMENDMENTARTICLE VIITERMINATION AND AMENDMENT
          -------------------------------------------------------------

     7.1       Termination7.1     Termination.  This Agreement may be terminated
--------------------------------------------------------------------------------
and the Merger may be abandoned at any time prior to the Effective Time, whether
--------------------------------------------------------------------------------
before  or after approval of the matters presented in connection with the Merger
--------------------------------------------------------------------------------
by  the  stockholders  of  SSI:
-------------------------------

     (a)          by  mutual  written  consent  of  SSI  and  BHOO;
-------------------------------------------------------------------

     (b)          by  SSI,  Sub  or  BHOO  if (i) the Merger shall not have been
--------------------------------------------------------------------------------
consummated  by  September  30,  1998 (provided that the right to terminate this
--------------------------------------------------------------------------------
Agreement  under  this  clause  (i)  shall  not  be available to any party whose
--------------------------------------------------------------------------------
failure  to  fulfill any covenant or agreement under this Agreement has been the
--------------------------------------------------------------------------------
cause  of  or  resulted  in the failure of the Merger to occur on or before such
--------------------------------------------------------------------------------
date); (ii) any court of competent jurisdiction, or some other governmental body
--------------------------------------------------------------------------------
or  regulatory  authority  shall have issued an order, decree or ruling or taken
--------------------------------------------------------------------------------
any other action permanently restraining, enjoining or otherwise prohibiting the
--------------------------------------------------------------------------------
Merger  and  such  order, decree, ruling or other action shall have become final
--------------------------------------------------------------------------------
and  nonappealable; or (iii) any required approval of the SSI stockholders shall
--------------------------------------------------------------------------------
not have been obtained by reason of the failure to obtain the required vote upon
--------------------------------------------------------------------------------
a  vote  held  at  a  duly  held  meeting  of stockholders or at any adjournment
--------------------------------------------------------------------------------
thereof;
--------

     (c)          by BHOO or Sub if (i) for any reason SSI fails to use its good
--------------------------------------------------------------------------------
faith  best  efforts  to call and hold a stockholders meeting for the purpose of
--------------------------------------------------------------------------------
voting  upon this Agreement and the Merger by July 27, 1998; (ii) SSI shall have
--------------------------------------------------------------------------------
failed to comply in any material respect with any of the covenants or agreements
--------------------------------------------------------------------------------
contained  in this Agreement to be complied with or performed by SSI at or prior
--------------------------------------------------------------------------------
to  such  date of termination (provided such breach has not been cured within 30
--------------------------------------------------------------------------------
days  following  receipt  by SSI of notice of such breach and is existing at the
--------------------------------------------------------------------------------
time  of termination of this Agreement); (iii) any representation or warranty of
--------------------------------------------------------------------------------
SSI  contained in this Agreement shall not be true in all material respects when
--------------------------------------------------------------------------------
made  (provided  such breach has not been cured within 30 days following receipt
--------------------------------------------------------------------------------
by  SSI  of  notice of such breach and is existing at the time of termination of
--------------------------------------------------------------------------------
this  Agreement)  or on and as of the time of such termination as if made on and
--------------------------------------------------------------------------------
as  of  such time (except to the extent it relates to a particular date), except
--------------------------------------------------------------------------------
where  the  failure  to  be  so  true  and correct (without giving effect to the
--------------------------------------------------------------------------------
individual  materiality  qualifications  and  thresholds  otherwise contained in
--------------------------------------------------------------------------------
Section  3.1 hereof) could not reasonably be expected to have a Material Adverse
--------------------------------------------------------------------------------
Effect on SSI; or (iv) after the date hereof there has been any Material Adverse
--------------------------------------------------------------------------------
Change  or  Material  Adverse  Discovery with respect to SSI, except for general
--------------------------------------------------------------------------------
economic  changes or changes that may affect the industries of SSI or any of its
--------------------------------------------------------------------------------
Subsidiaries  generally.    For  purposes  of  this  Agreement "Material Adverse
--------------------------------------------------------------------------------
Discovery"  means  a  discovery of an event, occurrence, fact or circumstance or
--------------------------------------------------------------------------------
combination of events, occurrences, facts or circumstances, in any case existing
--------------------------------------------------------------------------------
on  the  date  hereof or at any time prior to the Closing relating to SSI or the
--------------------------------------------------------------------------------
business  of  SSI that BHOO learns of, or discovers, prior to the Closing, that,
--------------------------------------------------------------------------------
individually  or  in  the  aggregate,  adversely  affect  or could reasonably be
--------------------------------------------------------------------------------
expected  to  adversely  affect  SSI  or  its business (including the results of
--------------------------------------------------------------------------------
operations,  financial  condition or prospects of its business) or the assets of
--------------------------------------------------------------------------------
SSI,  in  an  amount  of $500,000 or greater except (a) for matters described in
--------------------------------------------------------------------------------
reasonable  specificity in this Agreement or in SSI's Annual Report on Form 10-K
--------------------------------------------------------------------------------
for  the  year ended December 31, 1997 as filed with the Securities and Exchange
--------------------------------------------------------------------------------
Commission  and  (b)  for  the effects disclosed by SSI to BHOO of accounting of
--------------------------------------------------------------------------------
SSI's  Pipeline  Simulation  Division  as  a  discontinued operation.  Operating
--------------------------------------------------------------------------------
losses in the ordinary course of business will not constitute a Material Adverse
--------------------------------------------------------------------------------
Change,  or  Material  Adverse  Discovery  or Material Adverse Effect unless the
--------------------------------------------------------------------------------
losses  result  in  Net Working Capital not satisfying the provisions of Section
--------------------------------------------------------------------------------
6.2(l).
-------

     (d)          by  SSI if (i) BHOO and Sub shall have failed to comply in any
--------------------------------------------------------------------------------
material  respect  with  any  of  the  covenants or agreements contained in this
--------------------------------------------------------------------------------
Agreement  to  be complied with or performed by them at or prior to such date of
--------------------------------------------------------------------------------
termination  (provided  such  breach has not been cured within 30 days following
--------------------------------------------------------------------------------
receipt  by  BHOO  of  notice  of  such  breach  and  is existing at the time of
--------------------------------------------------------------------------------
termination  of  this Agreement); or (ii) any representation or warranty of BHOO
--------------------------------------------------------------------------------
or  Sub  contained  in this Agreement shall not be true in all material respects
--------------------------------------------------------------------------------
when  made  (provided  such  breach  has not been cured within 30 days following
--------------------------------------------------------------------------------
receipt  by  BHOO  of  notice  of  such  breach  and  is existing at the time of
--------------------------------------------------------------------------------
termination  of  this Agreement) or on and as of the time of such termination as
--------------------------------------------------------------------------------
if  made on and as of such time (except to the extent it relates to a particular
--------------------------------------------------------------------------------
date), except where the failure to be so true and correct (without giving effect
--------------------------------------------------------------------------------
to  the individual materiality qualifications and thresholds otherwise contained
--------------------------------------------------------------------------------
in  Section  3.2  hereof)  could  not  reasonably be expected to have a Material
--------------------------------------------------------------------------------
Adverse  Effect;
----------------

     (e)          by BHOO or Sub if (i) the Board of Directors of SSI shall have
--------------------------------------------------------------------------------
withdrawn  or  modified,  in  any  manner  which  is adverse to BHOO or Sub, its
--------------------------------------------------------------------------------
recommendation  or approval of the Merger or this Agreement and the transactions
--------------------------------------------------------------------------------
contemplated  hereby  or  shall  have  resolved  to  do so, or (ii) the Board of
--------------------------------------------------------------------------------
Directors  of  SSI  shall  have  recommended  to  the  stockholders  of  SSI any
--------------------------------------------------------------------------------
Acquisition  Proposal  or  any  transaction  described  in  the  definition  of
-------------------------------------------------------------------------------
Acquisition  Proposal,  or  shall  have  resolved  to  do  so;
--------------------------------------------------------------

     (f)       by SSI if SSI shall exercise the right specified in clause (B) of
--------------------------------------------------------------------------------
Section  4.2(a);  provided  that SSI may not effect such termination pursuant to
--------------------------------------------------------------------------------
this  Section  7.1(f) unless and until (i) BHOO receives at least seven business
--------------------------------------------------------------------------------
days'  prior written notice from SSI of its intention to effect such termination
--------------------------------------------------------------------------------
pursuant  to  this Section 7.1(f); (ii) during such period, SSI shall, and shall
--------------------------------------------------------------------------------
cause its respective financial and legal advisors to, consider any adjustment in
--------------------------------------------------------------------------------
the  terms  and  conditions of this Agreement that BHOO and Sub may propose; and
--------------------------------------------------------------------------------
(iii)  SSI  pays  the  amounts  required  by  Section 7.2 concurrently with such
--------------------------------------------------------------------------------
termination;  or
----------------

     (g)         by BHOO or Sub if any Governmental Entity shall have issued any
--------------------------------------------------------------------------------
Injunction  or  taken  any  other  action  permanently  imposing, prohibiting or
--------------------------------------------------------------------------------
compelling  any  of  the  limitations,  prohibitions or compulsions set forth in
--------------------------------------------------------------------------------
Section  6.2(c)  and such Injunction or other action shall have become final and
--------------------------------------------------------------------------------
nonappealable.
--------------

     7.2          Effect  of  Termination7.2          Effect  of  Termination.
------------------------------------------------------------------------------

     (a)       In the event of termination of this Agreement by any party hereto
--------------------------------------------------------------------------------
as provided in Section 7.1, this Agreement shall forthwith become void and there
--------------------------------------------------------------------------------
shall  be  no liability or obligation on the part of any party hereto except (i)
--------------------------------------------------------------------------------
with  respect  to  this Section 7.2 -and Section 8.1 and (ii) to the extent that
--------------------------------------------------------------------------------
such  termination results from the willful breach (except as provided in Section
--------------------------------------------------------------------------------
8.8)  by a party hereto of any of its representations or warranties or of any of
--------------------------------------------------------------------------------
its  covenants  or  agreements  contained  in  this  Agreement.
---------------------------------------------------------------

     (b)       If BHOO, Sub or SSI terminates this Agreement pursuant to Section
--------------------------------------------------------------------------------
7.1(b)  because  of the failure of any condition contained in Article VI that is
--------------------------------------------------------------------------------
or  was  within  the reasonable control of SSI or pursuant to Section 7.1(c)(i),
--------------------------------------------------------------------------------
7.1(e)  or 7.1(f) (a "Termination Payment Event"), SSI shall, on the day of such
--------------------------------------------------------------------------------
termination,  pay to BHOO a fee of $500,000 in cash (the "Break-up Fee") by wire
--------------------------------------------------------------------------------
transfer  of  immediately available funds to an account designated by BHOO.  The
--------------------------------------------------------------------------------
Break-up  Fee  will  constitute  full  and  complete  liquidated  damages  in
-----------------------------------------------------------------------------
satisfaction  of  all  rights  and claims of BHOO, regardless of the negligence,
--------------------------------------------------------------------------------
strict  liability,  breach  of  warranty,  breach  of contract or other fault or
--------------------------------------------------------------------------------
responsibility  of  any  party  or  person.
-------------------------------------------

     (c)      If BHOO, Sub or SSI terminates this Agreement for any reason other
--------------------------------------------------------------------------------
than  a Termination Payment Event and SSI consummates an Acquisition Transaction
--------------------------------------------------------------------------------
on  or before the first anniversary of the date of this Agreement, SSI shall, at
--------------------------------------------------------------------------------
or prior to the closing of such Acquisition Transaction, pay the Break-up Fee to
--------------------------------------------------------------------------------
BHOO by wire transfer of immediately available funds to an account designated by
--------------------------------------------------------------------------------
BHOO.   Notwithstanding the immediately preceding sentence, if this Agreement is
--------------------------------------------------------------------------------
terminated  by  BHOO because of a failure of a condition not in SSI's reasonable
--------------------------------------------------------------------------------
control  and  SSI  consummates  an  Acquisition  Transaction  (other  than  with
--------------------------------------------------------------------------------
Halliburton  Company),  then the Break-Up Fee will be reduced to (x) $250,000 if
--------------------------------------------------------------------------------
such  Acquisition  Transaction  was  for equivalent consideration between $1 and
--------------------------------------------------------------------------------
$1,000,000 less than the consideration offered by Sub pursuant to this Agreement
--------------------------------------------------------------------------------
or  (y) $0 if such Acquisition Transaction was for equivalent consideration more
--------------------------------------------------------------------------------
than  $1,000,000  less  than  the  consideration offered by Sub pursuant to this
--------------------------------------------------------------------------------
Agreement.
----------

     7.3       Amendment7.3     Amendment.  This Agreement may be amended by the
--------------------------------------------------------------------------------
parties  hereto,  by  action  taken  or authorized by their respective Boards of
--------------------------------------------------------------------------------
Directors,  at  any  time  before  or after approval of the matters presented in
--------------------------------------------------------------------------------
connection  with  the  Merger  by  the  stockholders of SSI, but, after any such
--------------------------------------------------------------------------------
approval,  no  amendment shall be made which by law requires further approval by
--------------------------------------------------------------------------------
such  stockholders  without  such  further  approval.  This Agreement may not be
--------------------------------------------------------------------------------
amended  except  by  an  instrument  in  writing signed on behalf of each of the
--------------------------------------------------------------------------------
parties  hereto.
----------------

     7.4       Extension; Waiver7.4     Extension; Waiver.  At any time prior to
--------------------------------------------------------------------------------
the  Effective  Time, the parties hereto, by action taken or authorized by their
--------------------------------------------------------------------------------
respective  Boards of Directors, may, to the extent legally allowed:  (i) extend
--------------------------------------------------------------------------------
the  time  for  the  performance  of any of the obligations or other acts of the
--------------------------------------------------------------------------------
other  parties  hereto;  (ii)  waive any inaccuracies in the representations and
--------------------------------------------------------------------------------
warranties  contained  herein  or in any document delivered pursuant hereto; and
--------------------------------------------------------------------------------
(iii)  waive  compliance  with  any  of  the  agreements or conditions contained
--------------------------------------------------------------------------------
herein.    Any  agreement on the part of a party hereto to any such extension or
--------------------------------------------------------------------------------
waiver shall be valid only if set forth in a written instrument signed on behalf
--------------------------------------------------------------------------------
of  such  party.
----------------


                                  ARTICLE VIII
                                  ------------

                GENERAL PROVISIONSARTICLE VIIIGENERAL PROVISIONS
                ------------------------------------------------

     8.1      Payment of Expenses8.1     Payment of Expenses.  Each party hereto
--------------------------------------------------------------------------------
shall  pay its own expenses incident to preparing for entering into and carrying
--------------------------------------------------------------------------------
out this Agreement and the consummation of the transactions contemplated hereby,
--------------------------------------------------------------------------------
whether  or  not the Merger shall be consummated.  If the Merger is consummated,
--------------------------------------------------------------------------------
the  Surviving Corporation, and not the stockholders of SSI immediately prior to
--------------------------------------------------------------------------------
the  Effective  Time,  shall  be  responsible  for  expenses  incurred by SSI in
--------------------------------------------------------------------------------
connection  with  this  Agreement  and  the  transaction  contemplated  hereby.
-------------------------------------------------------------------------------

     8.2          Nonsurvival  of  Representations, Warranties and Agreements8.2
--------------------------------------------------------------------------------
Nonsurvival  of  Representations,  Warranties  and  Agreements.    None  of  the
--------------------------------------------------------------------------------
representations,  warranties  and  agreements  in  this  Agreement  or  in  any
-------------------------------------------------------------------------------
instrument delivered pursuant to this Agreement shall survive the Effective Time
--------------------------------------------------------------------------------
and any liability for breach or violation thereof shall terminate absolutely and
--------------------------------------------------------------------------------
be  of  no  further force and effect at and as of the Effective Time, except for
--------------------------------------------------------------------------------
the  agreements  contained  in  Sections 2.1, 2.2, 5.6 and 7.2 and Article VIII.
--------------------------------------------------------------------------------

     8.3        Notices8.3     Notices.  Any notice or communication required or
--------------------------------------------------------------------------------
permitted  hereunder  shall  be  in  writing  and  either  delivered personally,
--------------------------------------------------------------------------------
telegraphed  or  telecopied  or  sent  by  certified or registered mail, postage
--------------------------------------------------------------------------------
prepaid,  and  shall be deemed to be given, dated and received when so delivered
--------------------------------------------------------------------------------
personally,  telegraphed  or  telecopied or, if mailed, five business days after
--------------------------------------------------------------------------------
the  date  of  mailing  to  the following address or telecopy number, or to such
--------------------------------------------------------------------------------
other  address  or addresses as such person may subsequently designate by notice
--------------------------------------------------------------------------------
given  hereunder:
-----------------

     (a)          if  to  BHOO  or  Sub,  to:
---------------------------------------------

          Baker  Hughes  Incorporated
-------------------------------------
          3900  Essex  Lane
---------------------------
          Houston,  Texas  77027
--------------------------------
          Attention:    Eric  L.  Mattson
-----------------------------------------
          Telecopy:    (713)  439-8966
--------------------------------------

     with  a  copy  to:
-----------------------

          Baker  Hughes  Solutions
----------------------------------
          17015  Aldine  Westfield
----------------------------------
          Houston,  Texas    77073
----------------------------------
          Attention:    Division  Legal  Counsel
------------------------------------------------
          Telecopy:    (713)  625-6895
--------------------------------------

     and  a  copy  to:
----------------------

          J.  David  Kirkland,  Jr.
-----------------------------------
          Baker  &  Botts,  L.L.P.
----------------------------------
          3000  One  Shell  Plaza
---------------------------------
          Houston,  Texas    77002
----------------------------------
          Telecopy:    (713)  229-1522
--------------------------------------

     (b)          if  to  SSI,  to:
-----------------------------------

          Scientific  Software-Intercomp,  Inc.
-----------------------------------------------
          633  17th,  Suite  1600
---------------------------------
          Denver,  Colorado    80202
------------------------------------
          Attention:    George  Steel
-------------------------------------
          Telecopy:    (303)  293-0361
--------------------------------------

          with  a  copy  to:
----------------------------

          Roger  C.  Cohen
--------------------------
          Cohen  Brame  &  Smith  Professional  Corporation
-----------------------------------------------------------
          1700  Lincoln  Street,  Suite  1800
---------------------------------------------
          Denver,  Colorado    80203
------------------------------------
          Telecopy:    (303)  894-0475
--------------------------------------

     8.4      Interpretation8.4     Interpretation.  When a reference is made in
--------------------------------------------------------------------------------
this  Agreement  to  Sections,  such  reference  shall  be  to a Section of this
--------------------------------------------------------------------------------
Agreement  unless  otherwise  indicated.    The  table  of contents, glossary of
--------------------------------------------------------------------------------
defined  terms  and  headings  contained  in  this  Agreement  are for reference
--------------------------------------------------------------------------------
purposes  only  and shall not affect in any way the meaning or interpretation of
--------------------------------------------------------------------------------
this Agreement.  Whenever the word "include," "includes" or "including" are used
--------------------------------------------------------------------------------
in  this  Agreement,  they  shall be deemed to be followed by the words "without
--------------------------------------------------------------------------------
limitation."  Unless the context otherwise requires, "or" is disjunctive but not
--------------------------------------------------------------------------------
necessarily  exclusive,  and words in the singular include the plural and in the
--------------------------------------------------------------------------------
plural include the singular.  Any representations and warranties of SSI that are
--------------------------------------------------------------------------------
qualified  by  the  phrase  "to  the  best knowledge" of a party or phrases with
--------------------------------------------------------------------------------
similar wording shall be interpreted to refer to the knowledge, after reasonable
--------------------------------------------------------------------------------
investigation,  of  the  directors  and  officers  of  SSI.
-----------------------------------------------------------

     8.5       Counterparts8.5     Counterparts.  This Agreement may be executed
--------------------------------------------------------------------------------
in counterparts, all of which shall be considered one and the same agreement and
--------------------------------------------------------------------------------
shall become effective when counterparts have been signed by each of the parties
--------------------------------------------------------------------------------
and  delivered to the other party, it being understood that all parties need not
--------------------------------------------------------------------------------
sign  the  same  counterpart.
-----------------------------

     8.6          Entire  Agreement;  No Third-Party Beneficiaries8.6     Entire
--------------------------------------------------------------------------------
Agreement;  No  Third-Party  Beneficiaries.    This Agreement (together with any
--------------------------------------------------------------------------------
other  documents  and  instruments  referred  to  herein and the confidentiality
--------------------------------------------------------------------------------
agreement  dated  March 27, 1998 between the parties) (a) constitutes the entire
--------------------------------------------------------------------------------
agreement  and  supersedes all prior agreements and understandings, both written
--------------------------------------------------------------------------------
and  oral,  among  the parties with respect to the subject matter hereto and (b)
--------------------------------------------------------------------------------
except  as  provided  in  Section 5.6, is not intended to confer upon any person
--------------------------------------------------------------------------------
other  than  the  parties  hereto  any  rights  or  remedies  hereunder.
------------------------------------------------------------------------

     8.7          Governing  Law8.7      Governing Law.  This Agreement shall be
--------------------------------------------------------------------------------
governed  and  construed  in  accordance  with  the  laws of the State of Texas,
--------------------------------------------------------------------------------
without  giving  effect to the principles of conflicts of law thereof, except to
--------------------------------------------------------------------------------
the  extent  the  provisions  of  the  CBCA are required to be applicable to the
--------------------------------------------------------------------------------
Merger.
-------

     8.8          No Remedy in Certain Circumstances8.8     No Remedy in Certain
--------------------------------------------------------------------------------
Circumstances.    Each  party  agrees  that, should any court or other competent
--------------------------------------------------------------------------------
authority  hold  any provision of this Agreement or part hereof to be null, void
--------------------------------------------------------------------------------
or unenforceable, or order any party to take any action inconsistent herewith or
--------------------------------------------------------------------------------
not  to  take  an  action  consistent herewith or required hereby, the validity,
--------------------------------------------------------------------------------
legality  and  enforceability  of  the  remaining  provisions  and  obligations
-------------------------------------------------------------------------------
contained  or  set  forth  herein  shall  not in any way be affected or impaired
--------------------------------------------------------------------------------
thereby,  unless  the  foregoing  inconsistent  action or the failure to take an
--------------------------------------------------------------------------------
action  constitutes  a  material breach of this Agreement or makes the Agreement
--------------------------------------------------------------------------------
impossible  to  perform in which case this Agreement shall terminate pursuant to
--------------------------------------------------------------------------------
Article  VII hereof.  Except as otherwise contemplated by this Agreement, to the
--------------------------------------------------------------------------------
extent  that  a  party  hereto took an action inconsistent herewith or failed to
--------------------------------------------------------------------------------
take  action  consistent  herewith  or  required  hereby pursuant to an order or
--------------------------------------------------------------------------------
judgment of a court or other competent authority, such party shall not incur any
--------------------------------------------------------------------------------
liability or obligation unless such party breached its obligations under Section
--------------------------------------------------------------------------------
5.4  hereof  or did not in good faith seek to resist or object to the imposition
--------------------------------------------------------------------------------
or  entering  of  such  order  or  judgment.
--------------------------------------------

     8.9        Assignment8.9     Assignment.  Neither this Agreement nor any of
--------------------------------------------------------------------------------
the  rights,  interests or obligations hereunder shall be assigned by any of the
--------------------------------------------------------------------------------
parties  hereto  (whether  by  operation  of law or otherwise) without the prior
--------------------------------------------------------------------------------
written  consent  of  the other parties, except that Sub may assign, in its sole
--------------------------------------------------------------------------------
discretion,  any  or  all  of its rights, interests and obligations hereunder to
--------------------------------------------------------------------------------
Baker  Hughes  Incorporated or any direct or indirect Subsidiary of Baker Hughes
--------------------------------------------------------------------------------
Incorporated.  Subject to the preceding sentence, this Agreement will be binding
--------------------------------------------------------------------------------
upon,  inure  to  the  benefit  of  and  be enforceable by the parties and their
--------------------------------------------------------------------------------
respective  successors  and  assigns.
-------------------------------------

     8.10          Schedules8.10     Schedules.  For purposes of this Agreement,
--------------------------------------------------------------------------------
Schedules  shall  mean  the  Schedules  contained in the Confidential Disclosure
--------------------------------------------------------------------------------
Schedule, dated the date hereof, delivered in connection with this Agreement and
--------------------------------------------------------------------------------
initialed  by  the  parties  hereto.
------------------------------------

------
     IN WITNESS WHEREOF, each party has caused this Agreement to be signed by its respective officers thereunto duly authorized, all as of the date first written above.

     BAKER  HUGHES  OILFIELD  OPERATIONS,  INC.



     By:          /s/  Joseph  F.  Donovan
                  ------------------------
     Name:          Joseph  F.  Donovan
                    -------------------
     Title:          Vice  President
                     ---------------


     SCIENTIFIC  SOFTWARE-INTERCOMP,  INC.



     By:          /s/  George  Steel
                  ------------------
     Name:          George  Steel
                    -------------
     Title:          President  and  Chief  Executive  Officer
                     -----------------------------------------

II-2

     ANNEX  II
Simmons  &  Company  International


June  15,  1998
Board  of  Directors
Scientific  Software-Intercomp,  Inc.
633  17th  Street,  Suite  1600
Denver,  Colorado  80202-2699

Members  of  the  Board:

You have requested the opinion of Simmons & Company International ("Simmons") as investment bankers as to the fairness, from a financial point of view, to the holders of shares of common stock, no par value (the "Company Common Stock"), of Scientific Software-Intercomp, Inc. (the "Company") of the consideration to be received by such stockholders in the proposed acquisition of the Company by Baker Hughes, Inc. ("Baker Hughes") pursuant to the Agreement and Plan of Merger ("the Agreement") to be executed by Baker Hughes Oilfield Operations, Inc. and the Company (the "Proposed Merger").
As more specifically set forth in the Agreement, in the Proposed Merger each issued and outstanding share of the Company Common Stock will be converted into the right to receive $0.44 in cash.
Simmons, as a specialized energy-related investment banking firm, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, the management and underwriting of sales of equity and debt to the public, and private placements of equity and debt. In the ordinary course of business, Simmons may actively trade the securities of the Company and Baker Hughes for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.
In connection with rendering its opinion, Simmons has reviewed and analyzed, among other things, the following: (i) a draft of the Agreement dated June 14, 1998, (ii) the financial statements and other information concerning the Company, including the Annual Reports on Form 10-K of the Company for each of the years in the four-year period ended December 31, 1997; the amended Annual Report on Form 10-K/A No. 1 of the Company for the year ended December 31, 1997 (including restated financial results for the three years ended December 31,
1995); the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended March 31, 1998; and the Current Reports on Form 8-K of the Company related to events occurring on September 11, 1996; October 9, 1996; September 11, 1997; December 11, 1997; February 10, 1998; March 27, 1998; April 17, 1998; and May 1,
1998, (iii) certain other internal information, primarily financial in nature, concerning the business and operations of the Company furnished by the Company for purposes of Simmons' analysis, (iv) certain publicly available information concerning the trading of, and the trading market for, the Company Common Stock,
(v) certain publicly available information with respect to certain other companies that Simmons believes to be comparable to the Company and the trading markets for certain of such other companies' securities, (vi) certain publicly available information concerning the estimates of the future operating and financial performance of the Company and the comparable companies prepared by industry experts unaffiliated with the Company, and (vii) certain publicly available information concerning the nature and terms of certain other transactions considered relevant to the inquiry; and made such other analyses and examinations as we have deemed necessary or appropriate. Simmons has also met with certain other officers and employees of the Company to discuss the foregoing, as well as other matters believed relevant to the inquiry. In arriving at its opinion, Simmons has assumed and relied upon the accuracy and completeness of all financial and other information provided by the Company, or publicly available, and has not attempted independently to verify any of such information. Simmons has not conducted a physical inspection of any of the assets, properties or facilities of the Company, nor has Simmons made or obtained any independent evaluation or appraisal of any of such assets, properties or facilities.

In conducting its analysis and arriving at its opinion as expressed herein, Simmons has considered such financial and other factors as it deemed appropriate under the circumstances including, among others, the following: (i) the historical and current financial position and results of operations of the Company, (ii) the business prospects of the Company, (iii) the historical and current markets for the Company Common Stock and for the equity securities of certain other companies believed to be comparable to the Company, and (iv) the nature and terms of certain other acquisition transactions that Simmons believes to be relevant. Simmons has also taken into account its assessment of general economic, market and financial conditions and its experience in connection with similar transactions and securities' valuation generally. Simmons' opinion necessarily is based upon conditions as they exist and can be evaluated on, and on the information made available at, the date hereof.
Simmons is acting as financial advisor to the Company in this transaction and will receive a customary contingent fee for its services.
Based upon and subject to the foregoing, Simmons is of the opinion, as investment bankers, that the consideration to be received by holders of the
Company Common Stock in the Proposed Merger is fair to such holders from a financial point of view.
Sincerely,
SIMMONS  &  COMPANY  INTERNATIONAL
/s/  Ben  A.  Guill
-------------------
Ben  A.  Guill
Managing  Director

III-6

     ANNEX  III
                        COLORADO BUSINESS CORPORATION ACT
                                   ARTICLE 113
                               DISSENTERS' RIGHTS
                                     PART I
                               RIGHT OF DISSENT -
                               PAYMENT FOR SHARES
7-113-101.DEFINITIONS.    For  purposes  of  this  article:
(1)"Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2)"Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.
(3)"Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.
(4)"Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.
(5)"Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section  5-12-101,  C.R.S.
(6)"Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.
(7)"Shareholder" means either a record shareholder or a beneficial shareholder. 7-113-102. RIGHT TO DISSENT. (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:
(a)Consummation  of  a  plan  of  merger to which the corporation is a party if:
(i)Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or
(ii)The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;
(b)Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
(c)Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and
(d)Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3)A shareholder is not entitled to dissent and obtain payment, under subsection(1)of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:
(a)The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
(b)The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or
(c)The  effective  date  of  the  corporate  action  if  the corporate action is authorized  other  than  by  a  vote  of  shareholders.
(1.8)The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action anything except:
(a)Shares of the corporation surviving the consummation of the plan of merger or share exchange;
(b)Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system or will be held of record by more than two thousand shareholders;
(c)Cash  in  lieu  of  fractional  shares;  or
(d)Any combination of the foregoing described shares or cash in lieu of fractional shares.
(2)(Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.) (2.5)A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.
(3)A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.
(4)A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.
7-113-103.DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of difference shareholders.
(2)A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:
(a)The beneficial shareholder causes the corporation to receive the record not apply if the shareholder's written consent to the dissent not later than the time the beneficial share -corporate action, holder asserts dissenters' rights; and
(b)The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3)The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.
                                     PART 2
                             PROCEDURE FOR EXERCISE
                              OF DISSENTERS' RIGHTS
7-113-201.NOTICE OF DISSENTERS' RIGHTS. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).
(2)If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).
7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section
7-113-201  (1),  a  shareholder  who  wishes to assert dissenters' rights shall:
(a)Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and
(b)Not  vote  the  shares  in  favor  of  the  proposed  corporate  action.
(2)If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action. (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article. 7-113-203.DISSENTERS' NOTICE. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written notice to all shareholders who are entitled to demand payment for their shares under this article.
(2)The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a)State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;
(b)State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;
(c)Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(d)Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;
(e)Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;
(f)State the requirement contemplated in section 7-113-103(3), if such requirement is imposed;
(g)Be  accompanied  by  a  copy  of  this  article.
7-113-204. PROCEDURE TO DEMAND PAYMENT. (1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall in accordance with the terms of the dissenters' notice:
(a)Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and
(b)Deposit  the  shareholder's  certificates  for  certificated  shares.
(2)A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.
(3)Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.
(4)A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article. 7-113-205.UNCERTIFICATED SHARES. (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.
(2)In  all  other  respects,  the  provisions  of  section  7-113-204  shall  be applicable to shareholders who own uncertificated shares. 7-113-206.PAYMENT. (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever  is  later, the corporation shall pay each dissenter who complied with section  7-113-204,  at  the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.
(2)The payment made pursuant to subsection (1) of this section shall be accompanied by:
(a)The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
(b)A  statement  of  the corporation's estimate of the fair value of the shares;
(c)An  explanation  of  how  the  interest  was  calculated;
(d)A statement of the dissenter's right to demand payment under section 7-113-209; and
(e)A  copy  of  this  article.
7-113-207.FAILURE TO TAKE ACTION. (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(2)If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.
7-113-208.SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION. (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.
(2)An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2). 7-113-209.PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER. (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:
(a)The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;
(b)The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or
(c)The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).
(2)A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3
                          JUDICIAL APPRAISAL OF SHARES
7-113-301.COURT ACTION. (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter  whose  demand  remains  unresolved  the  amount  demanded.
 (2)The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.
 (3)The corporation shall make all dissenters, whether or not residents of this state whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.
 (4)The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.
 (5)Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section  7-113-208.
7-113-302.COURT COSTS AND COUNSEL FEES. (1) The court in an appraisal proceeding nine the fair value of commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.
 (2)The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
 (a)Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or
 (b)Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.
 (3)If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS-----JULY 30, 1998
                       SCIENTIFIC SOFTWARE-INTERCOMP, INC.
                           633 17TH STREET, SUITE 1600
                             DENVER, COLORADO 80202
The undersigned hereby appoints George Steel and Roger C. Cohen, and each of them, proxies, each with full power of substitution, to vote all shares of common stock of Scientific Software-Intercomp, Inc. (the "Company") which the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held on July 30, 1998 at 10:00 a.m., local time, at the principal executive offices of the Company at 633 17th Street, Suite 1600, Denver, Colorado 80202, and/or at any reconvened meeting after any adjournment of the Special Meeting, in the manner indicated on the reverse side, all in accordance with and as more fully described in the Notice of Special Meeting and accompanying Proxy Statement for the meeting, receipt of which is hereby acknowledged.

(Continued  on  reverse  side)

FOLD  AND  DETACH  HERE

_________________            Please  mark  your  votes  like  this
COMMON  SHARES
THE  SHARES  REPRESENTED  BY  THIS  PROXY  SHALL  BE  VOTED  AS INDICATED BELOW:
1. To approve the Agreement and Plan of Merger dated June 17, 1998 (the "Merger Agreement") between the Company and Baker Hughes Oilfield Operations, Inc., a California corporation ("BHOO") and wholly owned subsidiary of Baker Hughes Incorporated, a Delaware corporation, as set forth in the Proxy Statement, pursuant to which Merger Agreement the Company will merge with and into a Colorado corporation and wholly owned subsidiary of BHOO to be formed prior to the closing (the "Merger") and each share of the Company's Common Stock, no par value, issued and outstanding immediately prior to the Merger will be converted into the right to receive $0.44 in cash, without interest.

FOR          AGAINST          ABSTAIN


2. To vote in their discretion on such other business as may properly come before the Special Meeting or any reconvened meeting after any adjournment thereof.
IF YOU DO NOT SPECIFY A CHOICE AS TO THE FOREGOING PROPOSAL OR IF ANY OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.
Please mark, date and sign as your name appears to the left and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, state your full title and authority when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each shareholder named should sign.
Date
Signature(s)
PLEASE  SIGN,  DATE  AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

FOLD  AND  DETACH  HERE
  SCIENTIFIC  SOFTWARE-INTERCOMP,  INC.

YOUR  VOTE  IS  IMPORTANT  TO  THE  COMPANY
PLEASE  SIGN  AND  RETURN  YOUR  PROXY  BY
TEARING  OFF  THE  TOP  PORTION  OF  THIS  SHEET
AND  RETURNING  IT  IN  THE  ENCLOSED  POSTAGE-PAID  ENVELOPE
*